                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

   [ ] Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
   [X] Definitive Proxy Statement
   [ ] Definitive Additional Materials
   [ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             U.S. TECHNOLOGIES INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

    1  Title of each class of securities to which transaction applies:

       --------------------------------------------------------------------

    2  Aggregate number of securities to which transaction applies:

       --------------------------------------------------------------------

    3 Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       --------------------------------------------------------------------

    4  Proposed maximum aggregate value of transaction:

       --------------------------------------------------------------------

    5  Total fee paid:

       --------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

    1  Amount Previously Paid:
                               --------------------------------------------

    2  Form, Schedule or Registration Statement No.:
                                                    -----------------------

    3  Filing Party:
                     ------------------------------------------------------

    4  Date Filed:
                   --------------------------------------------------------

[LOGO] U.S.TECHNOLOGIES
       INCORPORATED

                            U.S. TECHNOLOGIES INC.
                    1130 Connecticut Avenue, NW, Suite 700
                             Washington, DC 20036

                                August 17, 2001

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders of U.S. Technologies Inc. to be held at 10:00 a.m. (Eastern Standard Time) on August 30, 2001 at the RCC Conference Room, 1616 P Street, N.W., 7th Floor, Washington, DC 20036. The accompanying Notice of Meeting and Proxy Statement describe the matters to come before the meeting.

   Whether or not you plan to attend the meeting on August 30, 2001, please fill in the appropriate blanks, sign and date the enclosed proxy, and return it in the envelope provided. The envelope does not need postage if it is mailed in the United States. Your prompt cooperation will be appreciated. Voting Agreements already in existence assure the passage of each proposal to be presented at the meeting, nevertheless, the Company encourages your participation either by proxy or in person.

   On behalf of the Board of Directors, thank you for your continued support and interest in U.S. Technologies Inc.

                                          Sincerely,
                                          /s/ Gregory Earle
                                          Gregory Earls
                                          Chairman of the Board and
                                          Chief Executive Officer

                               TABLE OF CONTENTS

                                                                                                       Page
                                                                                                       ----
LETTER TO SHAREHOLDERS............................................................................. Title Page
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS...........................................................        iii
SUMMARY TERM SHEET.................................................................................          v
PROXY STATEMENT....................................................................................          1
QUESTIONS AND ANSWERS..............................................................................          2
 What am I voting on?..............................................................................          2
 Am I entitled to appraisal or dissenters' rights with respect to either the E2E Acquisition or the
   Yazam Acquisition?..............................................................................          2
 Who is entitled to vote on each proposal?.........................................................          2
 How do I vote?....................................................................................          2
 Is my vote confidential?..........................................................................          3
 Who will count the votes?.........................................................................          3
 What does it mean if I get more than one proxy card?..............................................          3
 What constitutes a quorum for the meeting and each proposal?......................................          3
 Who can attend the annual meeting?................................................................          3
 When are stockholder proposals for the Company's 2002 annual meeting due?.........................          3
 How does a stockholder nominate someone to be considered for election as a director of the
   Company?........................................................................................          4
 Who pays for this proxy solicitation?.............................................................          4
 Who can answer my other questions?................................................................          4
FORWARD-LOOKING INFORMATION AND GOING CONCERN OPINION..............................................          5
PROPOSAL 1--THE CHARTER AMENDMENT..................................................................          6
 Description of the Charter Amendment..............................................................          6
 Vote Required and Board Recommendation............................................................          6
 E2E ACQUISITION...................................................................................          7
   Overview of the E2E Acquisition.................................................................          7
   Background of and Reasons for the E2E Acquisition...............................................          7
   Background of E2E...............................................................................          7
   E2E Assets Acquired.............................................................................          8
   E2E Liabilities Assumed.........................................................................          8
   Interests of Certain Persons in the E2E Acquisition.............................................          8
   The E2E Stock Exchange Agreement, as Amended (the "Acquisition Agreement")......................          9
 YAZAM ACQUISITION.................................................................................         13
   Overview of the Yazam Acquisition...............................................................         13
   Background of and Reasons for the Yazam Acquisition.............................................         13
   Background of Yazam and the Yazam Acquisition...................................................         14
   Yazam Assets Acquired...........................................................................         15
   Yazam Liabilities Assumed.......................................................................         15
   Interests of Certain Persons in the Yazam Transaction...........................................         15
   The Yazam Merger Agreement......................................................................         16
   Series F Stock Waiver and Replacement Agreement.................................................         22
   Related Financings..............................................................................         22
   Accounting Treatment............................................................................         25
   Overview of Associated Companies................................................................         25
   Regulation of our Associated Companies..........................................................         30
   Conflicts of Interests..........................................................................         34
   Financial Information About Our Associated Companies............................................         34
   Other Wholly Owned Operating Subsidiaries.......................................................         35
   Information About Parties to the Transaction....................................................         35

                                                                                       Page
                                                                                       ----
PROPOSAL 2--AMENDMENT TO ELIMINATE THE RESTRICTION ON THE PREFERENCE THAT
  MAY BE CONFERRED ON THE PREFERRED STOCK OF THE COMPANY UPON
  LIQUIDATION.........................................................................  35
 Vote Required and Board Recommendation...............................................  36
PROPOSAL 3--ADOPTION OF THE 1999 STOCK OPTION PLAN, AS FURTHER AMENDED
  APRIL 27, 2001......................................................................  37
 Summary of the Tax Consequences of the 1999 Stock Option Plan........................  37
 Summary of the 1999 Stock Option Plan................................................  38
 Vote Required and Board Recommendation...............................................  40
PROPOSAL 4--ELECTION OF BOARD OF DIRECTORS............................................  41
 Nominees.............................................................................  41
 Vote Required and Board Recommendation...............................................  43
COMPANY MARKET PRICES AND DIVIDEND POLICY.............................................  44
BOARD OF DIRECTORS....................................................................  45
 Board Size and Composition...........................................................  45
 Board Committees and Meetings........................................................  45
 Board Compensation...................................................................  46
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION...............................  46
AUDIT COMMITTEE REPORT................................................................  47
EXECUTIVE OFFICERS AND COMPENSATION...................................................  47
 Executive Officers Who Are Not Directors.............................................  47
 Executive Compensation...............................................................  48
 Summary Compensation.................................................................  48
 Option Grants........................................................................  49
 Options Exercised in 2000 and 2000 Year-End Values...................................  49
 Employment Agreements, Termination of Employment, and Change-In-Control..............  49
 Compensation Committee Interlocks and Insider Participation..........................  50
 Section 16(a) Beneficial Ownership Reporting Compliance..............................  50
SECURITY OWNERSHIP....................................................................  51
COMMON STOCK PERFORMANCE GRAPH........................................................  55
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS........................................  55
INDEPENDENT AUDITORS..................................................................  57
FINANCIAL INFORMATION.................................................................  58
INDEX TO FINANCIAL INFORMATION........................................................ F-1
APPENDIX A--U.S. Technologies Inc. Audit Committee Charter............................ A-1
APPENDIX B--Stock Exchange Agreement Between E2Enet, Inc. and U.S. Technologies Inc... B-1
APPENDIX C--Amendment to Stock Exchange Agreement..................................... C-1
APPENDIX D--Yazam Merger Agreement by and among U.S. Technologies Inc., Merger Sub and
  Yazam............................................................................... D-1
APPENDIX E--First Amendment to the Yazam Merger Agreement............................. E-1
APPENDIX F--Voting Agreement Between Yazam and Gregory Earls.......................... F-1

[LOGO] U.S.TECHNOLOGIES
       INCORPORATED
                            U.S. TECHNOLOGIES INC.
                    1130 Connecticut Avenue, NW, Suite 700
                             Washington, DC 20036

                                August 17, 2001

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD AUGUST 30, 2001

                               -----------------

   To the Holders of Common Stock, par value $.02 per share ("Common Stock"), Series A Convertible Preferred Stock ("Series A Stock"), Series B Mandatorily Convertible Preferred Stock ("Series B Stock"), Series C Mandatorily Convertible Preferred Stock ("Series C Stock"), Series D Mandatorily Convertible Preferred Stock ("Series D Stock") and Series F Convertible Preferred Stock ("Series F Stock" and, together with the Series A Stock, Series B Stock, Series C Stock and Series D Stock, the "Preferred Stock") of U.S. Technologies Inc.:

   NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting (the "Meeting") of Stockholders of U.S. Technologies Inc., a Delaware corporation (the "Company"), will be held at the RCC Conference Room, 1616 P Street, N.W., 7th Floor, Washington, DC 20036 on August 30, 2001 at 10:00 a.m. (Eastern Standard Time) for the purpose of:

      (1) approving an amendment to the Company's Restated Certificate of Incorporation that would increase the number of authorized shares of Common Stock to 500,000,000;

      (2) approving an amendment to the Company's Restated Certificate of Incorporation that would eliminate the restriction on the preference that may be conferred on the preferred stock of the Company upon liquidation;

      (3) approving the 1999 Stock Option Plan, as further amended as of April 27, 2001; and

      (4) electing ten directors;

and transacting any other proper business brought before the Meeting or any adjournment or postponement. The Board of Directors is not aware of any other business to come before the Meeting.

   The Board of Directors has fixed July 26, 2001 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and eligible to vote at the Meeting. Holders of record of the Company's Preferred Stock and Common Stock at the close of business on the Record Date may vote on certain or all of the matters coming before the Meeting as detailed in the Proxy Statement. A complete list of stockholders entitled to vote on certain or all matters at the Meeting will be maintained in the Company's offices at 1130 Connecticut Avenue, NW, Suite 700, Washington, DC 20036 for ten days prior to the Meeting.

   The Board of Directors approved the E2E Stock Exchange Agreement, dated as of February 21, 2000, as amended April 5, 2000, which called for the increase in authorized common stock. At that time, the Board consisted only of Messrs. Earls and Warren. When the E2E Acquisition was completed on April 12, 2000, the Board was expanded to eight members, in June 2000 to nine members and in May 2001 up to ten members. The Board of Directors approved the Yazam Merger Agreement, dated as of February 28, 2001, as amended March 22, 2001, which also called for the increase in authorized common stock.

   The Board has recommended that the stockholders vote "FOR" each of the proposals and the reelection of all nominated directors.

   Your vote is important. Whether or not you plan to attend the Meeting in person, please mark, execute, date, and return the enclosed proxy in the envelope provided, which requires no postage if mailed within the United States. If you attend the Meeting in person, you may withdraw your proxy and vote your shares.

                                          By Order of the Board of Directors,
                                          /s/ Gregory Earle
                                          Gregory Earls
                                          Chairman of the Board and
                                          Chief Executive Officer

Washington, D.C.
August 17, 2001

                              SUMMARY TERM SHEET

   The following is a summary of the material terms of our two acquisitions. You should carefully read this entire document, its annexes, and the documents to which it refers for a more complete description of the acquisitions.

Overview of the E2E Acquisition and the Yazam Acquisition

   The Company issued shares of preferred stock to acquire Yazam.com Inc. and shares of preferred stock to acquire E2Enet, Inc. Because the Company does not have a sufficient number of shares of common stock authorized to permit the conversion of these shares of preferred stock into common stock, you are being asked to approve the authorization and issuance of additional shares of common stock pursuant to the two merger agreements

   . Structure of the E2E Acquisition--Since the acquisition, E2E is a wholly owned subsidiary of U.S. Technologies. See page 9.

   . Structure of the Yazam Acquisition--Since the acquisition, Yazam is a wholly-owned subsidiary of U.S. Technologies, and Yazam's subsidiaries will be indirect wholly-owned subsidiaries of U.S. Technologies. See page 16.

   . Dissenters' rights--As a U.S. Technologies stockholder, you do not have a right to dissent to the acquisitions and seek an appraisal of the fair value of your shares.

   . Conditions to the acquisitions--Although both acquisitions were subject to the customary conditions of public company mergers, neither acquisition was subject to U.S. Technologies' shareholder approval. However, if U.S. Technologies fails to have a sufficient number of shares of common stock available to permit the former stockholders of Yazam to convert their shares of Company Series F Preferred on September 1, 2001, the Series F Stockholders may require the Company to repurchase their Series F stock for the greater of $250 per share of Series F Stock (or essentially 25 cents per underlying common share) or the twenty day trailing average price for USXX common stock prior to the date such stockholders make their election multiplied by 1,000. Some Series F Stockholders have agreed to waive this right. See pages 22 and 56 .

   . Interests of insiders in the mergers--Some members of our board of directors and management have interests in the mergers that may be different from, or in addition to, your interest as a U.S. Technologies shareholder. See pages 8 and 15.

The Parties

   U.S. Technologies Inc. (see pages 25 through 35). We develop and operate a network of technology and related companies. The Company builds and develops associated companies by providing them with operational assistance, capital support, industry expertise, other venture business services and access to a strategic network of business relationships. Our associated companies include technology and emerging growth companies with what management believes is high growth potential. Historically, the Company has been engaged in the operation of industrial facilities located within state and local prisons under the guidelines of the 1979 Prison Industry Enhancement program.

   E2Enet, Inc. (see page 7). E2Enet was a privately-held company that had interests in several development stage businesses.

   Yazam.com Inc. (see page 14). Yazam was a privately-held company that provided seed-stage capital and business development services to emerging Internet and technology related start-ups. Yazam's wholly owned subsidiary, Gregory FCA Communications, provided public and investor relations services.

Board Recommendation (see pages 6, 36, 40 and 43)

   Your board of directors, after careful consideration, approved both acquisitions and determined that the acquisitions are advisable and fair to and in the best interests of U.S. Technologies and our shareholders. Your board of directors recommends that you vote "FOR" approval of the amendment to increase the number of authorized shares of Company common stock which will allow the preferred stock issued in the acquisitions to convert to common stock.

                            U.S. TECHNOLOGIES INC.
                    1130 Connecticut Avenue, NW, Suite 700
                             Washington, DC 20036

                               -----------------

                                PROXY STATEMENT

                               -----------------

              Proxy Statement for Annual Meeting of Stockholders
                          To Be Held August 30, 2001

                               -----------------

   U.S. Technologies Inc. (the "Company") solicits the accompanying proxy, first mailed to stockholders with the Notice of Annual Meeting and this Proxy Statement on or about August 18, 2001. The proxy is to be voted at the Annual Meeting of Stockholders (the "Meeting") to be held at the RCC Conference Room, 1616 P Street, N.W., 7th Floor, Washington, DC 20036 on August 30, 2001 at 10:00 a.m. (Eastern Standard Time). The proxy may be revoked by a stockholder at any time prior to its exercise by

   . executing and returning a proxy bearing a later date,

   . giving written notice of revocation to the Secretary of the Company, or

   . attending the Meeting and voting in person.

   All properly-executed, unrevoked proxies received before the Meeting will be voted as marked.

                             QUESTIONS AND ANSWERS

Q. What am I voting on?

A. . approval of an amendment to the Company's Restated Certificate of Incorporation increasing the number of authorized shares of Common Stock to 500,000,000;

   . approval of an amendment to the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference that may be conferred on the preferred stock of the Company upon liquidation;

   . approval and adoption of the 1999 Stock Option Plan, as further amended as of April 27, 2001, and

   . election of ten directors.

Q. Am I entitled to appraisal or dissenters' rights with respect to either the E2E Acquisition or the Yazam Acquisition?

A. . No. None of the items for which your vote is being solicited entitle you to appraisal or dissenters' rights.

Q. Who is entitled to vote on each proposal?

A. . At the close of business on the Record Date, holders of Common Stock and the holders of all of our outstanding Series A Stock are entitled to vote on the proposal to amend our Restated Certificate of Incorporation in order to increase the number of authorized shares. The holders of Series A Stock will vote such shares as if they had been converted into Common Stock, together with the holders of Common Stock, as a single class.

   . Holders of Common Stock and Preferred Stock as of the Record Date are entitled to vote on each of the other proposals including the election of directors, as well as any other matter that may be brought before the meeting. The holders of Preferred Stock will vote such shares as if they had been converted into Common Stock, together with the holders of Common Stock, as a single class.

Q. How do I vote?

A. . Sign and date each proxy card. Proxy cards can be returned in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of each of the proposals for which you are entitled to vote including for the election of each of the nine nominees for election as directors. You may change your vote at any time before the vote takes place at the annual meeting by

   . attending the annual meeting and voting in person,

   . completing a new proxy card, or

   . sending a written notice stating you would like to revoke your proxy to U.S. Technologies Inc., 1130 Connecticut Avenue, NW, Suite 700, Washington, DC 20036, Attention: Assistant Secretary. This notice must reach the Company's Assistant Secretary before the proxy is voted.

   If you return your signed proxy card, but do not vote on all of the proposals, the proxy will be voted FOR each of the proposals for which you are entitled to vote including for the election of each of the nine nominees for election as directors.

   The Board of Directors is not aware of any other matter to be presented at the annual meeting. If a proposal other than the five listed in the Notice is presented to the company, your proxy card gives authority to Gregory Earls and Henry T. Wilson, or either of them or their substitute, to vote on any such proposal. They both have indicated their intention to vote on any such proposal in accordance with their best judgment.

   If you are present or represented by a proxy at the annual meeting and you abstain, your abstention will have the same effect as a vote AGAINST the five proposals. Not being present or represented by a proxy at the annual meeting, or otherwise not voting at the meeting, will also have the same effect as a vote AGAINST the two proposals to amend the Company's Restated Certificate of Incorporation.

Q. Is my vote confidential?

A. Yes. Proxy cards, ballots and voting tabulations that identify stockholders are confidential. Only the inspectors of election and certain employees who process proxy cards and count the vote have access to your card. All comments directed to management, whether written on the proxy card or elsewhere, will remain confidential unless you ask that your name be disclosed.

Q. Who will count the votes?

A. Representatives of the Company and its legal counsel, Fleischman and Walsh, L.L.P., will tabulate the votes and act as inspectors of the election.

Q. What does it mean if I get more than one proxy card?

A. Your shares may be registered differently and owned in more than one account. If you own shares of different classes, you should receive at least one proxy card for each class. Sign and return all proxy cards to ensure that all your shares are voted.

Q. What constitutes a quorum for the meeting and each proposal?

A. There are different quorum requirements depending on the proposal to be voted on. A quorum sufficient for calling the meeting to order will exist as long as one of the quorum requirements is met. Submitting a properly executed proxy card will ensure that you are part of the relevant quorum.

   Charter amendment to increase the number of authorized shares quorum requirement: As of the Record Date, there were issued and outstanding 29,610,786 shares of the Company's Common Stock and 625,000 shares of Series A Stock, which are convertible into 51,229,508 shares of Common Stock. This means there are 80,840,294 eligible votes for the Charter Amendment. One third of those eligible votes, or 26,946,765 votes, constitutes a quorum.

   Quorum requirement for the other four proposals: As of the Record Date, there were issued and outstanding 29,610,786 shares of the Company's Common Stock, 625,000 shares of Series A Stock, which are convertible into 51,229,508 shares of Common Stock, 112,000 shares of Series B Stock, which are convertible into 56,000,000 shares of Common Stock and 4,534 shares of Series C Stock, which are convertible into 6,034,482 shares of Common Stock and 1,552.5 shares of Series D Stock, which are convertible into 1,552,500 shares of common Stock, and 27,374 shares of Series F Stock which are convertible into 27,374,000 shares of Common Stock. This means there are 171,801,276 eligible votes on the other four proposals and any other matters that may be brought before the meeting. One third of those eligible votes combined, or 57,267,092 votes, constitutes a quorum.

Q. Who can attend the annual meeting?

A. All holders of Common Stock and Preferred Stock as of the Record Date may attend.

Q. When are stockholder proposals for the Company's 2002 annual meeting due?

A. According to the Company's Bylaws, the Company's 2002 annual meeting will be held April 19, 2002. To be considered for inclusion in next year's annual meeting proxy statement, stockholder proposals must be submitted in writing by December 20, 2001 to Dana Rochelle, Assistant Corporate Secretary, U.S. Technologies Inc., 1130 Connecticut Avenue, NW, Suite 700, Washington, D.C. 20036. If the Annual

   Meeting is delayed for any reason, stockholders will be informed of any new deadline for the receipt of stockholder proposals.

Q. How does a stockholder nominate someone to be considered for election as a director of the Company?

A. At the annual meeting, the Company will entertain nominations for directors in accordance with the Company's Bylaws.

Q. Who pays for this proxy solicitation?

A. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of Common Stock and Preferred Stock.

Q. Who can answer my other questions?

A. If you have any questions about the matters to be voted on, or if you need additional copies of this document or the enclosed proxy card, you should contact:

      Dana Rochelle
      Assistant Corporate Secretary
      Investor Relations
      (202) 466-3100

        FORWARD-LOOKING INFORMATION INCLUDING THE COMPANY'S ABILITY TO
                          CONTINUE AS A GOING CONCERN

   Certain statements in these proxy materials contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which statements can generally be identified by use of forward-looking terminology, such as "may," "will," "expect," "estimate," "anticipate," "believe," "target," "plan," "project," or "continue" or the negatives thereof or other variations thereon or similar terminology, and are made on the basis of management's plans and current analyses of the Company, its business and the industry as a whole. These forward-looking statements are subject to risks and uncertainties, including, but not limited to, economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. Current economic and business conditions have created a difficult environment in which to raise capital. The Company's ability to execute its business plan is, and its ability to continue as a going concern may be, dependant on its ability to raise capital. The above factors, in some cases, have affected, and in the future could affect, the Company's financial performance and could cause actual results for 2001 and beyond to differ materially from those expressed or implied in such forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

   These proxy materials also contain forward-looking statements concerning prospective acquisitions and investments, and prospects for acquisitions and investments. The Company cautions that the actual developments and results of the Company's acquisitions and investments may differ from its expectations. There can be no assurance that the conditions necessary to completing any prospective acquisition, investment or related financing transaction will be satisfied, or that any such prospective event will occur. Additional investments by the Company or an unrelated person in any of the Company's associated companies provide no assurance that such associated company will succeed or that the Company's investments will be recovered or profitable. The Company's assets and operations, including results of operations, would be affected materially by the extent to which the Company and the Company's associated companies continue to have access to financing sources on reasonable terms in order to pursue its and their business plans, by the success or failure of the business plans of the Company, and the Company's associated companies, by economic conditions generally and particularly in the developing technology market, by competition and technological changes in the Company's and the Company's associated companies industries and businesses, and by the results of the Company's and the Company's associated companies operations if and when operating. In addition, the occurrence of any of the foregoing events or the failure of any of the foregoing events to occur would materially affect the Company's assets, operations and results of operations.

   The Company's consolidated financial statements have been presented on the basis that it is a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred significant losses during each of the three years in the period ended December 31, 2000, and had working capital deficiencies at December 31, 2000 and 1999. These circumstances raise substantial doubt about the Company's ability to continue as a going concern.

   The Company's ability to support its business objectives is dependent upon its ability to raise capital, primarily through sales of convertible preferred stock and common stock. See "PROPOSAL 1--Amendment to the Related Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock to 500,000,000." The Company's continued ability to access the capital markets may be dependant on its ability to generate cash flow from operations (through increasing revenues and controlling costs at its LTI operations and generating revenues as a result of providing services to the Associated Companies), positive earnings or realizing a return from the cash flow of, or sale of its interests in, one or more of its Associated Companies. Should the Company be unable to raise sufficient capital to meet its cash flow needs, the Company may be required to significantly curtail its operations and investing activities. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                           PROPOSALS TO BE VOTED ON

           1. AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
                   TO 500,000,000 (THE "CHARTER AMENDMENT")

Description of the Charter Amendment

   This amendment increases the number of shares of Common Stock that the Company is authorized to issue from 40,000,000 to 500,000,000 (the "Charter Amendment"). The increase is needed to allow the conversion or exercise of all of the Company's outstanding convertible securities or rights to acquire Common Stock. These are the Company's Series A Stock, the Series B Stock issued to acquire E2E, the Series C Stock, the Series D Stock, Series F Stock, warrants outstanding, and options granted. All of these securities and rights together require a total of 139,282,903 shares of Common Stock to be available in order for them to be converted or exercised. If the Company's 1999 Stock Option Plan, as further amended, as of April 27, 2001 is adopted at the meeting, the maximum number of options available for grant under the 1999 Stock Option Plan will be 30 million. Without this amendment, there is an insufficient number of shares of Common Stock available to cover the number of outstanding convertible securities as well as options that could be granted under the 1999 Stock Option Plan, if the plan is approved.

   An increase in the number of authorized shares also is necessary to ensure that there is an adequate number of shares available for the Company's growth through any future security issuances for financing or in order to acquire other assets or businesses. However, other than the conversion or exercise of shares of convertible preferred stock presently outstanding or that may be sold in continuing financing efforts, shares of common stock that may be privately issued in payment for services rendered to the Company or one of its associated companies, warrants and options granted, or options that could be granted under the Company's 1999 Stock Option Plan, the Company at present has no definitive plans to issue additional shares of Common Stock or securities convertible into or rights to acquire shares of Common Stock. No preemptive rights are attached to the Common Stock.

   The Charter Amendment also is a post-closing covenant of the Company under the E2E Acquisition Agreement and the Yazam Merger Agreement, both as described below.

Vote Required and Board Recommendation

   In order to amend the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock, a majority of the total number of votes that could be cast on this proposal at the annual meeting must vote in favor of the proposal. Your Board of Directors recommends a vote FOR the Charter Amendment increasing the number of shares of Common Stock authorized for issuance.

                                E2E ACQUISITION

Overview of the E2E Acquisition

   The Company, E2Enet, Inc. ("E2E"), and certain E2E stockholders signed a Stock Exchange Agreement, dated as of February 21, 2000, for the Company's acquisition of E2E (the "E2E Acquisition"). At that time, E2E was a privately-held Internet incubator company. This agreement was amended on April 5, 2000 (as so amended, the "E2E Acquisition Agreement") to structure the agreement as a merger to assure that the acquisition could qualify as a tax-free reorganization for the companies and the E2E stockholders when their E2E stock was converted, as a result of the merger, into Series B Stock. Under the terms of the E2E Acquisition Agreement and as a condition subsequent to the Company's acquisition of E2E, the Company is committed to effecting the Charter Amendment.

   The E2E Acquisition closed on April 12, 2000. The Company issued options to the founders of the E2E associated companies and shares of the Company's Series B Stock with an aggregate liquidation preference of $11,200,000 were issued to the former stockholders of E2E in exchange for all of the outstanding capital stock of E2E. Holders of the Series B Stock may vote as if their Series B Stock were already converted to Common Stock on all matters at the annual meeting, with the exception of the Charter Amendment. Shares of the Series B Stock automatically will be converted into and exchanged for 56,000,000 shares of Common Stock when the Charter Amendment increasing the number of shares of Common Stock authorized for issuance becomes effective after it is approved by the holders of shares of the Company's Common Stock and Series A Stock.

Background of and Reasons for the E2E Acquisition

   The Company acquired E2E in order to establish a position in the growing technology industry and to enhance the Company's ability to invest in and to develop promising early-stage technology ventures. E2E had interests in several development stage technology businesses prior to the merger.

   The Company's Chairman and Chief Executive Officer, Gregory Earls, began preliminary discussions with certain founders and creditors of E2E in late December 1999. Company representatives, including financial and legal advisors, carried out corporate due diligence with respect to E2E in February 2000. In February 2000, Jonathan J. Ledecky and representatives of Northwood Ventures LLC and Northwood Capital Partners LLC, venture capital investment funds (collectively "Northwood"), as representatives of E2E, developed a plan with Mr. Earls to exchange E2E stock for Company stock and for the Company to fund E2E's immediate needs through a private offering of preferred stock. In mid-February, E2E and the Company accelerated their discussions and entered into the Stock Exchange Agreement on February 21, 2000.

Background of E2E

   E2E's predecessor was founded in late 1998 as an incubator for early stage technology companies. The predecessor merged with Ironbound Partners later in 1998. Ironbound Partners was principally funded by Jonathan J. Ledecky. E2E was principally funded by Jonathan J. Ledecky and Northwood. During 1999, E2E invested in several technology operations, both passively as well as in more active management roles.

   In order to support the growth of the associated companies and to pursue other technology-related investments, E2E sought to have an initial public offering (the "IPO"). On May 17, 1999, E2E filed a registration statement with the Securities and Exchange Commission for an initial public offering of common stock. E2E abandoned the IPO effort in November 1999. The IPO was to have been E2E's primary capital source for E2E's operations, and for investments in new and existing associated companies.

   Between December 1999 and the end of January 2000, E2E's activities quickly declined to a minimum level of activity. Its associated companies began to seek capital from other sources. E2E's principal operating executives formed a separate venture which was funded independently. That new venture relieved E2E of obligations related to an office lease, employee compensation, and certain other limited liabilities.

   As part of the E2E reorganization prior to the E2E Acquisition by the Company, Northwood and Jonathan Ledecky converted their E2E notes (which were secured by all of E2E's assets) into E2E common stock. Those shares, plus other shares they already owned, made them, collectively, the 97.67% owners of E2E. Immediately prior to the closing of the E2E Acquisition, the notes to Northwood totaled $4,203,452, including accrued interest, and the notes to Jonathan Ledecky totaled $4,033,559, including accrued interest.

E2E Assets Acquired

   Through its acquisition of E2E, the Company primarily acquired interests in several development stage technology companies. See "--Overview of Associated Companies."

E2E Liabilities Assumed

   As part of the E2E Acquisition, the Company assumed E2E's liabilities of approximately $1.5 million. These liabilities consisted primarily of legal, accounting and printing fees incurred by E2E during its formation and its unsuccessful IPO efforts.

   The Company also agreed to assume E2E founder Jonathan Ledecky's obligations under a May 14, 1999 Put Agreement ("Put Agreement"). The Put Agreement provided that two E2E stockholders who were founders of one of the E2E associated companies had the right to put their E2E stock (which represented
107.56 shares of Series B Stock, collectively) to Jonathan Ledecky for $2,000,010 in the aggregate. The two stockholders' shares of Series B Stock would have converted into 537,800 shares of Common Stock, collectively. The two holders did not consent to this assignment, which consent was required pursuant to the terms of the Put Agreement. On May 15, 2000, the two stockholders gave notice to Jonathan Ledecky that they were exercising their put. No payment was made to the two stockholders. On June 19, 2000, the two stockholders filed suit against Mr. Ledecky in the U.S. District Court for the District of Columbia alleging that Mr. Ledecky had failed to perform under the Put Agreement. On August 10, 2000, Mr. Ledecky filed an answer generally denying all of the allegations in the plaintiff's complaint. On March 30, 2001, this matter was settled with the Company paying Mr. Ledecky $1,994,750 to cover the costs of his settlement with the two stockholders.

Interests of Certain Persons in the E2E Acquisition

   Voting Agreement. Under the terms of the E2E Acquisition Agreement, the following parties entered into a Voting Agreement ("Voting Agreement") on April 12, 2000: the Company; USV, which is controlled by Mr. Earls, Chairman and Chief Executive Officer of the Company; James V. Warren, a member of the board of directors; Northwood Ventures LLC and Northwood Capital Partners LLC (together, "Northwood"); and Jonathan J. Ledecky. Northwood and Jonathan Ledecky were E2E stockholders prior to the Company's acquisition of E2E. The parties to the Voting Agreement agreed to vote all of their shares of Common Stock, Series A Stock and Series B Stock, and any other voting securities of the Company acquired by any of the parties after the date of the Voting Agreement, for the election of four directors designated by USV (one of whom will be Gregory Earls or his designee), two directors designated by Jonathan Ledecky, and two directors designated by Northwood. The Voting Agreement terminates on April 12, 2003. See "PROPOSAL 5--Election of Board of Directors."

   Proxy Agreement. On April 12, 2000, USV, James V. Warren and Gregory Earls entered into a Voting Agreement and Proxy (the "Proxy"), pursuant to which Mr. Warren and USV executed irrevocable proxies in favor of Gregory Earls, empowering and directing Mr. Earls to vote their shares of Series A Stock and Common Stock in favor of the Charter Amendment. Mr. Earls' voting of these executed proxies and his own voting in accordance with the Proxy Agreement assures approval of the Charter Amendment since holders of Series B, Series C, Series D, and Series F Stock are not entitled to vote on the Charter Amendment and the votes of Mr. Earls, Mr. Warren and USV represent a majority of the votes entitled to vote on the Charter Amendment. The Proxy Agreement terminates after the stockholders approve the Charter Amendment.

   Waiver Agreement. USV and the Company entered into a Waiver Agreement dated as of March 1, 2000, pursuant to which USV waived its right to convert its shares of Series A Stock into Common Stock until the Company's stockholders approve the Charter Amendment. USV intends to convert all of its Series A Stock into Common Stock if and when the Charter Amendment becomes effective, which also will be the same time that the shares of Series B, Series C and Series D Stock are converted to Common Stock. By a letter agreement dated September 20, 2000, this waiver was extended to include securities convertible into Common Stock owned by Mr. Earls, personally.

   Registration Rights Agreement. On April 12, 2000, the Company, USV Partners LLC, Northwood Capital Partners LLC, Northwood Ventures LLC, Jonathan Ledecky, and the other holders of the Company's Series B and Series C Stock entered into an Amended and Restated Registration Rights Agreement (the "Registration Rights Agreement"). Under the Registration Rights Agreement, the stockholder/parties have the right on three occasions to compel the Company to register their respective shares at the Company's expense and on other occasions to register shares at such holders' expense. These stockholders also have unlimited registration rights to be combined, at the Company's expense, with certain registrations of any equity securities by the Company ("piggyback rights"), subject to restrictions which an underwriter might impose for the sale of the shares. Six months after the date on which the Series B and Series C Stock are converted into Common Stock, the demand registration rights will be exercisable only by a request from holders of one-third or more of the shares covered by the Registration Rights Agreement. The Registration Rights Agreement terminates and the registration obligations under it expire on April 12, 2006.

   Stock Options. Upon the closing of the E2E Acquisition, certain directors, consultants and employees were granted 250,000 stock options each, with an annual vesting over three years on February 21, 2001; February 21, 2002; and February 21, 2003. See "BOARD OF DIRECTORS--Board Compensation" and "BOARD OF DIRECTORS--Stock Option Plans."

   Common Investments. The Northwood entities and Jonathan Ledecky have investments in certain of the technology businesses in which the Company, through E2E, has investments. Similar "side-by-side" investments may occur in the future, though no other such common investments are planned presently. See "--E2E Assets Acquired and Liabilities Assumed" and "--The Buyline Reorganization."

The E2E Stock Exchange Agreement, as amended (the "Acquisition Agreement")

   Closing. The E2E Acquisition became effective upon the filing of the Certificate of Merger with the Secretary of State of Delaware on April 12, 2000.

   Merger Consideration. As consideration for their E2E stock, all of the former E2E stockholders received shares of the Company's Series B Stock with an aggregate stated value of $11,200,000, mandatorily convertible into an aggregate of 56,000,000 shares of Common Stock.

   Representations and Warranties. The Acquisition Agreement contained certain mutual representations and warranties made by the Company and the stockholders of E2E to each other, which did not survive the closing. These representations and warranties related to:

   . corporate organization, authority, existence, qualification, standing, and power;

   . capitalization;

   . subsidiaries and investments;

   . government consents and approvals to complete the merger;

   . absence of conflict with or violation of organizational documents, certain agreements, debt or security instruments as a result of execution, delivery, and performance of the Acquisition Agreement;

   . tax matters;

   . financial statements;

   . litigation;

   . legal compliance of operations;

   . intellectual property;

   . labor and employment matters;

   . no default under material contracts;

   . no undisclosed liabilities;

   . no material adverse changes since specified dates;

   . no broker's or finder's fees;

   . veracity of minute books, stock book, stock certificate ledgers and other similar records;

   . no undisclosed investments; and

   . no untrue or omitted material fact in the agreement or proxy statement.

   In addition, the stockholders of E2E made representations and warrantees to the Company acknowledging that:

   . the Company's Preferred Stock issued in exchange for E2E stock would not be registered, would bear a specific legend, and were acquired as an investment and not with a view to distribution or resale; and

   . the stockholders of E2E represented and warranted to E2E that they were "accredited investors" as defined in Regulation D of the Securities and Exchange Act of 1934.

   Certain Covenants. E2E and, in certain instances, E2E stockholders with respect to E2E or their E2E stock, agreed that prior to closing it, or they, would:

   . refrain from any material change of business;

   . preserve E2E as an ongoing business and maintain its goodwill;

   . preserve all licenses, authorizations, and other governmental rights and permits;

   . not enter into any material transactions;

   . not purchase, sell, lease, dispose of or otherwise transfer or subject to a lien any E2E assets;

   . not hire any employees or enter into any employment severance or similar contract;

   . not make any capital expenditure or commitment to make a capital expenditure except as indicated in the Acquisition Agreement;

   . not make any changes in financial policies or practices, or in strategic policies or practices except as required by law;

   . comply materially with all applicable laws;

   . not allow E2E to make any loan or advance to any officer, director, stockholder, employee, individual;

   . not amend its organizational documents;

   . provide reasonable access to offices, properties, and employees of E2E and provide access to E2E books, papers and records prior to Closing;

   . notify the Company of significant changes in E2E's business or operations;

   . furnish financial, operating, and other data related to E2E investments;

   . use reasonable best efforts to obtain all necessary third party consents, approvals, and waivers;

   . not declare or pay dividends with respect to its capital stock nor split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities for exchange of any shares of its capital stock, except as contemplated by the Acquisition Agreement;

   . not issue securities, except as contemplated by the Acquisition Agreement;

   . take no action inconsistent with their obligations under the Acquisition
     Agreement nor disclose confidential information to unauthorized persons or entities.

   The Company agreed to:

   . assume Jonathan Ledecky's obligation pursuant to a Put Agreement, dated
     May 14, 1999 (the "Put Agreement") by and among Jonathan Ledecky, William
     K. Dodd, and Katherine W. Kelley, as amended. See "--Interests of Certain Persons in the E2E Acquisition";

   . make no material change in the conduct of its business prior to the closing date;

   . provide E2E access to its offices, properties, and records as well as update E2E as to any significant change of business;

   . use reasonable efforts to obtain necessary third party consents;

   . not declare dividends, splits, etc. of its capital stock;

   . not issue securities except as contemplated by the Acquisition Agreement;
     and

   . take no action inconsistent with its obligations under the Acquisition
     Agreement and related documents.

   Material Conditions to the Merger. The obligation of E2E and the E2E stockholders to close the acquisition were subject to certain conditions, including the following:

   . all representations, warranties, covenants and agreements of E2E and its stockholders in the agreement were materially true and satisfied;

   . organizational documents of E2E appropriately changed;

   . due diligence by the Company was completed;

   . capital infusion into the Company of at least $6,250,000 and up to $10,000,000;

   . satisfaction that the stock exchange would not result in material federal or state income tax to E2E stockholders;

   . execution and delivery of the Voting Agreement regarding nomination and election of Company directors. (See "Interests of Certain Persons in the E2E Acquisition");

   . execution and delivery of a voting agreement and proxy by USV and James
     Warren (see "Interests of Certain Persons in the E2E Acquisition");

   . execution and delivery of an amended and restated registration rights agreement; and

   . assumption of the Put Agreement (see above).

   The obligation of the Company to close the acquisition was subject to certain conditions, including the following:

   . all representations, warranties, covenants and agreements in the agreement were materially true and satisfied;

   . appropriate documentation was received prior to closing;

   . completion of due diligence;

   . capital infusion of at least $6,250,000 and up to $10,000,000;

   . satisfaction that the stock exchange would not result in material federal or state income tax to former E2E stockholders; and

   . execution and delivery of a voting agreement regarding the designation of directors. See "--Interests of Certain Persons in the E2E Acquisition."

   Termination. The Acquisition Agreement could have been terminated prior to the closing by mutual, written agreement of E2E and the Company, or by either one of E2E or the Company, if:

   . the E2E Acquisition was not consummated by 5:00 p.m. Eastern Standard Time on April 11, 2000, as long as the party seeking termination was not in breach of the Acquisition Agreement; or

   . a government entity had issued an order or taken action preventing the merger transactions and such order or action was final and non-appealable, as long as the party seeking termination had taken all reasonable efforts to remove such order or action; or

   . there had been one or more breaches by E2E of the Acquisition Agreement that would have permitted the Company not to close and E2E had not cured the breach within 30 days; or

   . there had been one or more breaches by the Company of the Acquisition
     Agreement that would have permitted E2E not to close and the Company had not cured the breach within 30 days.

                               YAZAM ACQUISITION

Overview of the Yazam Acquisition

   On March 27, 2001, the Company consummated its acquisition by merger (the "Yazam Acquisition"), of Yazam.com Inc., a Delaware corporation ("Yazam"). Yazam had been engaged in seed-stage funding and business development services to emerging Internet and technology-related start-ups. At its peak, Yazam had investments in 26 portfolio companies (the "Yazam Associated Companies") in several different countries and approximately 129 employees. Principally due to reverses in the stock market, Yazam had effectively ceased capital raising and investment operations in the fourth quarter of 2000 pending its liquidation or sale.

   The purchase price for Yazam was $22,000,000 in cash, 27,374 shares of the Company's Series F Convertible Preferred Stock (the "Series F Stock") and warrants to purchase an aggregate of 8,000,000 shares of the Company's common stock at $0.34 per share. Pursuant to the transaction, the Company obtained approximately $28.9 million of cash held by Yazam at closing, investments in various associated companies and a subsidiary under contract for sale, which has since closed, valued at $500,000. The net result is that, in addition to acquiring Yazam and its associated companies, the Company acquired approximately $6.9 million in cash and issued redeemable convertible preferred stock.

   The Series F Stock has an aggregate liquidation preference equal to $219.19 per share. Holders of the Series F Stock may vote together with the holders of common stock, as if their shares of Series F Stock were converted to common stock, on all matters at any annual or special meeting of stockholders, with the exception of votes that affect the rights of the Series F Stock, in which case the holders of the Series F Stock shall vote as a separate class, and except for the Charter Amendment, as to which the holders of Series F Stock are not entitled to vote. Shares of the Series F Stock will be convertible into 27,374,000 shares of common stock of the Company following shareholder approval of the Charter Amendment.

   Of the investments in 26 Yazam Associated Companies acquired in the Yazam Acquisition, Yazam prior to the acquisition, wrote down its investment in 19 of such companies, in accordance with an assessment of the respective companies' cash positions and potential to execute its business plan. The associated companies of Yazam are being developed and will be monitored by existing Company personnel and seven Yazam professionals that remain with the Company after the Yazam Acquisition. Currently a wholly owned subsidiary of the Company, Gregory Communications FCA Inc. is a public relations and investor relations firm that will complement the Company's existing capabilities in providing business development services to associated companies.

   The issuance to former stockholders of Yazam of shares of the Company's common stock upon the exercise of the warrants or the conversion of the Series F Stock will require the prior amendment of the Company's charter, as previously disclosed by the Company. In the event that the Company's charter is not amended and a sufficient number of additional shares of common stock of the Company necessary for the conversion of the Series F Stock and the exercise of the Company warrants is not authorized prior to September 1, 2001, holders of the Company's Series F Stock will have the right to sell their shares to the Company, and the Company has the obligation to purchase such shares, in accordance with the terms of the Yazam Merger Agreement (as defined below). Some of the Series F Stockholders have agreed to waive this right. See "--The Yazam Merger Agreement" and "--Series F Stock Waiver and Replacement Agreement."

Background of and Reasons for the Yazam Acquisition

   On February 28, 2001, the Company, U.S. Technologies Acquisition Co. ("Acquisition Co.") and Yazam entered into an Agreement and Plan of Merger, as amended March 22, 2001 (as so amended, the "Yazam Merger Agreement"), for the Company's acquisition, via merger, of Yazam. Under the terms of the Yazam Merger Agreement, the Company agreed to effect the Charter Amendment.

   The Company acquired what remained of Yazam in order to obtain approximately $6.9 million in cash, to expand its position in the growing technology sector, to enhance the Company's ability to invest in, develop and operate promising early-stage technology ventures, and to leverage the investment and management experience of the seven investment professionals hired via the Yazam Acquisition. Prior to its acquisition by the Company, Yazam had made investments in 26 development stage technology-related businesses. Management hoped the Yazam Acquisition would allow the Company to take advantage of possible synergistic relationships between its current investments in various early-stage technology companies and the 26 development stage technology-related businesses held by Yazam in order to maximize the growth potential of each such investment. See, "--Yazam Assets Acquired."

Background of Yazam and the Yazam Acquisition

   Yazam is a Delaware corporation that was created in April 1999 and began funding start-ups using its own capital, as well as capital provided by a network of other investors which were called the "Yazam Angel Investors" in October 1999. In addition to providing seed-stage financing, Yazam provided business development services to emerging Internet and technology start-ups. From April 1999 through December 2000, Yazam invested in approximately 26 companies.

   In November 2000, Yazam's Board of Directors reassessed the business direction of Yazam. At approximately the same time, the Chief Executive Officer and President of Yazam left the company. Yazam's Chief Financial Officer was appointed as acting Chief Executive Officer with his principal responsibility being to evaluate Yazam's strategic alternatives. Yazam's Board and management quickly concluded that liquidation of the company was the most likely alternative for Yazam, and began the process of winding down operations, while at the same time continuing to search for other companies willing to purchase what remained of Yazam.

   USXX submitted an initial offer to Yazam on February 8, 2001 and submitted a final offer on February 11, 2001. Yazam's Board accepted the USXX proposal on February 13, 2001, and the process of negotiating the terms of the transaction commenced shortly thereafter. On February 28, 2001, the Boards of each party approved the transaction, the parties executed the Yazam Merger Agreement, and Yazam and Gregory Earls, Chairman and Chief Executive Officer of the Company, executed the voting agreement in connection with the Yazam Acquisition.

   In the interim period between signing and closing, the parties undertook to satisfy all of the closing conditions to the Yazam Acquisition, as discussed below.

   During the week of February 19, the Company and its advisors conducted due diligence on Yazam, and representatives of Yazam and the Company attended a day-long presentation on February 21, 2001.

   On March 8, 2001, Yazam gave notice of the Yazam Acquisition to its option holders and offered such holders the opportunity to exercise their respective options, pursuant to the decision on February 28, 2001 of Yazam's Compensation Committee to accelerate the vesting of all outstanding options to purchase common stock of Yazam and allow for the exercise of such options.

   Also on or about March 8, 2001, Yazam sought the consent of its shareholders, via its consent solicitation statement, to the Yazam Acquisition. Yazam shareholders were provided the details of the pending transaction and informed as to the procedures for voting. Subsequently, on or about March 15, 2001, Yazam distributed letters of transmittal to all of its stockholders.

   On March 20, 2001, the Company sought the consent to (a) the Yazam Merger Agreement, (b) the creation and issuance of the Series F Stock, and (c) all actions of the Company in connection with the Yazam Acquisition, from the holders of its Series A Preferred Stock, Series B Preferred Stock and certain other owners of registrable securities under a registration rights agreement among the Company and certain investors specified therein.

   On March 22, 2001, the Company, Acquisition Co. and Yazam amended the Yazam Merger Agreement to address the prepayment of certain debt of Yazam prior to the closing and to extend the date, from June 1, 2001 to September 1, 2001, by which the Company had to solicit shareholder approval of the Charter Amendment.

   Both the Company's Board of Directors and the sole director of Acquisition Co. approved the Yazam Merger Agreement, as amended, on March 26, 2001. The Company's Board of Directors also approved the Certificate of Designations, Preferences and Rights of the Series F Convertible Preferred Stock of the Company (the "Certificate of Designations"), the filing thereof with the Delaware Secretary of State, and the loan the Company was to enter into with Safra Bank of New York in connection therewith.

   Similarly, the Yazam Board of Directors met on March 26, 2001 to discuss the Yazam Acquisition. At that meeting, Yazam's Board approved the amendment to the Yazam Merger Agreement, and certain other matters related to the Yazam Acquisition.

   The Company filed the Certificate of Designations on March 27, 2001 in anticipation of the closing. Yazam filed its charter amendment on the same day, clarifying that the Yazam Acquisition would not be deemed a liquidation event under the company's original charter, thereby eliminating any liquidation preferences.

   The Yazam Acquisition was consummated on March 27, 2001 by the filing of the Certificate of Merger, whereby Acquisition Co. was merged with and into Yazam, Acquisition Co. ceased to exist, and Yazam became a wholly-owned subsidiary of the Company.

Yazam Assets Acquired

   Through its acquisition of Yazam, the Company primarily acquired approximately $6.9 million in cash, interests in the 26 Yazam Associated Companies and Yazam's wholly-owned subsidiaries, which included Gregory FCA Communications Inc., Yazam.com Financial Advisors Inc. and Yazam Capital Corp. Due to the liquidation process Yazam was undergoing at the time of the Yazam Acquisition, and as a result of the financial condition and prospects of the associated companies, Yazam's investment in most of these portfolio companies was being written down. The Company is continuing to perform additional due diligence to assess the viability of all of the associated company investments. See "--Overview of Associated Companies."

Yazam Liabilities Assumed

   As part of the Yazam Acquisition, the Company agreed to assume up to $3.0 million of Yazam's existing liabilities at the time of the merger. At March 27, 2001 these liabilities were estimated at approximately $2.0 million and consisted of accounts payable of approximately $900,000, accrued severance pay, legal fees, audit fees and real estate commissions of approximately $700,000, and accrued payroll and other costs of approximately $400,000. Further, the Company's issuance of Series F Preferred Stock in the transaction is also considered to be a liability in view of the associated put and redemption features, the former of which could be activated if the Charter Amendment is not approved prior to September 1, 2001.

Interests of Certain Persons in the Yazam Transaction

   Phillip Garfinkle is a member of the advisory board of USXX, was a director and the former president of Yazam, and holds options to purchase 1,000,000 shares of USXX common stock, such options having been granted to Mr. Garfinkle as compensation for his services as a member of the advisory board of USXX, and which vest over a four year period beginning April 2001. Mr. Garfinkle will subscribe to the Company's offering of Series E Convertible Preferred Stock. The USXX advisory board is an informal group that advises the Chairman on technology matters.

  Registration Rights Agreement

   On March 27, 2001, the Company and holders of Yazam Preferred securities and Yazam Warrants ("Yazam Holders") entered into a Registration Rights Agreement ("the Yazam Registration Rights Agreement"). Under

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the Yazam Registration Rights Agreement, the Yazam Holders have the right to compel the Company to register their respective shares at the Company's expense. The Yazam Holders also have unlimited registration rights to be combined, at the Company's expense, with certain registrations of any equity securities by the Company ("piggyback rights"), subject to restrictions which an underwriter might impose for the sale of the shares. This Yazam Registration Rights Agreement expires by its terms on March 27, 2007.

  Voting Agreement

   Under the terms of the Yazam Merger Agreement, Mr. Earls, Chairman and Chief Executive Office of the Company, entered into a Voting Agreement. Pursuant to the Voting Agreement, Mr. Earls agreed to vote all of the shares of Common Stock controlled by him at the time of the Vote in favor of the Charter Amendment.

The Yazam Merger Agreement

   The following is a brief summary of the material terms of the Yazam Merger Agreement. However, we recommend that you read carefully the complete Yazam Merger Agreement for the precise legal terms of the Yazam Acquisition and other information that may be important to you. The Yazam Merger Agreement is attached as Appendix D to this Proxy Statement.

  Yazam Acquisition Consideration

   In the Yazam Acquisition, Yazam stockholders received, in the aggregate:

   . $22,000,000 in cash, subject to adjustment downward of $1.00 for every dollar that Yazam's closing cash balance (the "Closing Cash Balance") in its primary bank account was less than $25,000,000 (the "Closing Cash Balance Deficiency"), allocated pursuant to the exchange ratios described below;

   . Warrants to purchase an aggregate of 8,000,000 shares of Company common stock, allocated pursuant to the exchange ratios described below, at an exercise price of the average price of Company common stock as reported on the "Over the Counter Market" (the "OTC BB") for the 20 trading days prior to the effective time of the Yazam Acquisition, but not less than $0.25 per share, exercisable for a period of three years following the effective time. Upon executing the registration rights agreement, holders of the warrants became entitled to "piggy-back" registration rights pursuant thereto; and

   . 27,374 shares of the Company's Series F Stock, convertible initially into 1,000 shares of Company common stock for each share of Series F Stock, subject to adjustment. Holders of Series F Stock will receive preferential treatment in a liquidation of the Company over all existing holders of Company common stock and Preferred Stock ("Existing Preferred Stock"), and, upon executing the Registration Rights Agreement, became entitled to demand and piggy-back registration rights pursuant thereto. Further, for a 90-day period following the second anniversary of the effective time of the Yazam Acquisition, holders will have the right to require the Company to redeem the Series F Stock at a price of $100 per share. The Series F Stock also will have voting rights on an as-converted basis with Company common stock. A vote of the holders of two-thirds of the Series F Stock will be required to approve any diminution in the rights of the Series F Stock, and a vote of a majority of the stock is required before the Company may issue any securities with the same preference or priority as, or with a preference or priority senior to, the Series F Stock. No dividends will accrue or be payable at any time with respect to the Series F Stock.

   By this Proxy Statement the Company intends to amend its Charter to increase the authorized number of shares of Company common stock in order to authorize and reserve a sufficient number of shares of common stock for issuance in connection with the conversion of the Series F Stock and exercise of the warrants. If the Company does not authorize and issue such additional number of shares of common stock as necessary for the conversion of the Series F Stock and the exercise of the warrants prior to September 1, 2001, the Yazam stockholders who receive shares of Series F Stock may require the Company after such date to repurchase their

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

shares of Series F Stock for a price per share of the average price of Company common stock as reported on the OTC BB (or other applicable nationally recognized market quotation system) for the 20 trading days prior to the date of the request multiplied by 1,000, but not less than $250 per share. See, "--Series F Stock Waiver and Replacement Agreement."

   After the Yazam Acquisition, holders of certificates representing shares of Yazam stock, or options or warrants in respect of any Yazam security, ceased to have any rights as stockholders, option holders or warrant holders of Yazam, except such rights, if any, as they may have under the DGCL. The sole outstanding warrant to purchase shares of Yazam common stock was converted into a warrant (the "Converted Warrant"), with an exercise price of $2.74, to purchase a U.S. Technologies' warrant to purchase 153,221 shares of U.S. Technologies common stock.

   By virtue of the Yazam Acquisition and without any action on the part of the Yazam stockholders, each share of Yazam stock issued and outstanding, except shares held in Yazam's treasury, shares held by any subsidiary of Yazam or dissenting shares, were converted as follows:

   . each share of common stock was converted into the right to receive a U.S.
     Technologies warrant to purchase approximately 0.19 shares of Company common stock, depending upon the number of options that were exercised prior to the effective time;

   . each share of Yazam Series A Preferred Stock was converted into the right to receive a U.S. Technologies warrant to purchase one share of Company common stock;

   . each share of Yazam Series B Preferred Stock was converted into the right to receive cash in the amount of approximately $0.54 (subject to adjustment), approximately 0.00067 shares of Series F Stock and a warrant to purchase approximately 0.074 shares of Company common stock; and

   . each share of Yazam Series C Preferred Stock was converted into the right to receive cash in the amount of approximately $1.627 (subject to adjustment), approximately 0.00202 shares of Series F Stock and a warrant to purchase approximately 0.22 shares of Company common stock.

   Each record holder of Yazam stock, immediately prior to the closing of the Yazam Acquisition, was entitled to receive, upon surrender to the Company of the certificates representing such shares of Yazam stock for cancellation, their share of the Yazam Acquisition consideration, subject to any required withholding of taxes. No interest was to accrue or be paid on the cash and securities payable upon the surrender of the certificates.

  Representations and Warranties

   The Yazam Merger Agreement contained customary representations and warranties of Yazam, USXX and Acquisition Co. The Yazam Merger Agreement contained representations and warranties of Yazam regarding, among other things:

   . organization, qualification and good standing of Yazam and its subsidiaries;

   . Yazam's authority to enter into the Yazam Merger Agreement and to consummate the transactions contemplated thereby;

   . the Board's authorization of the Yazam Acquisition transactions;

   . Yazam's capital structure;

   . consents or approvals from any third party or governmental authority required for Yazam to enter into the Yazam Merger Agreement and consummate the transactions contemplated thereby;

   . Yazam's unaudited financial statements furnished to the Company;

   . Yazam's and its subsidiaries' compliance with applicable law and the provisions of their respective organizational documents;

   . Yazam's interests in real and personal property;

   . Yazam's intellectual property;

   . contracts to which Yazam was a party;

   . Yazam's employee benefits plans;

   . actions pending against Yazam;

   . affiliate transactions;

   . filing of tax returns and payment of taxes;

   . use of brokers, finders or financial intermediaries in connection with the transactions contemplated by the Yazam Merger Agreement;

   . Yazam's employees; and

   . Yazam's investor base.

   The Yazam Merger Agreement contained representations and warranties of the Company and Acquisition Co. regarding, among other things:

   . organization, qualification and good standing of the Company and Acquisition Co.;

   . the Company's and Acquisition Co.'s authority to enter into the Yazam
     Merger Agreement and to consummate the transactions contemplated thereby;

   . consents or approvals from any third party or governmental authority required for the Company or Acquisition Co. to enter into the Yazam Merger Agreement and to consummate the transactions contemplated thereby;

   . litigation;

   . use of brokers, finders or financial intermediaries in connection with the transactions contemplated by the Yazam Merger Agreement;

   . the Company's capitalization, including a representation that Gregory
     Earls, the Company's Chairman and Chief Executive Officer, would have executed and delivered a voting agreement in favor of the Charter Amendment;

   . that in the event the authorization of additional shares of common stock of the Company pursuant to the Charter Amendment is not completed prior to September 1, 2001, the holders of the Series F Stock may require the Company to repurchase such shares for a price per share of the average price of Company common stock as reported on the OTC BB (or other applicable nationally recognized market quotation system) for the 20 trading days prior to the date of the request multiplied by 1,000, but not less than $250 per share;

   . the Company's SEC reports; and

   . sufficient funds to finance the cash portion of the Yazam Acquisition consideration.

  Covenants

   Yazam agreed that prior to the closing it would, among other things, conduct its business (and cause its subsidiaries to conduct their businesses) in the ordinary course in substantially the same manner as in the past, use reasonable commercial efforts to preserve intact its and its subsidiaries' present business organization, keep available the services of its officers and employees and those of its subsidiaries, and preserve its relationships and those of its subsidiaries with customers, suppliers and others having business dealings with them. In addition, Yazam agreed that it would not do, and would not permit any of its subsidiaries to do any of the following, at or before the closing of the Yazam Acquisition:

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

   . amend its certificate of incorporation, by-laws or other organizational documents;

   . rescind, modify, amend or otherwise change or affect any of the resolutions of the Board recommending adoption of the Yazam Merger Agreement and authorization of the Yazam Acquisition;

   . issue, sell, transfer, assign, pledge, convey or dispose of any security or equity interest or any security convertible into or exchangeable or exercisable for any security or equity interest, including, without limitation, any subscriptions, options, warrants, calls, conversions or other rights, agreements, commitments, arrangements or understandings of any kind obligating Yazam or any of its subsidiaries, contingently or otherwise, to issue or sell, or cause to be issued or sold, any security or equity interest of Yazam, any of its subsidiaries, or any of Yazam's investment portfolio companies or any security convertible into or exchangeable or exercisable for any security or equity interest (subject to the exception with respect to Yazam's subsidiary, First Tuesday);

   . split, combine or reclassify any shares of any class of its capital stock, declare, set aside or pay any dividend or other distribution in respect of any class of its capital stock, or redeem or otherwise acquire any shares of such capital stock;

   . write off any receivables in excess of $5,000 individually, or $20,000 in the aggregate;

   . sell, assign, lease or otherwise transfer or dispose of any assets in excess of $15,000 individually, or $50,000 in the aggregate;

   . create, incur or assume any liability or make or commit to make capital expenditures in excess of $25,000 individually or $50,000 in the aggregate, or create, incur, assume, maintain or permit to exist any indebtedness in aggregate amount greater than $50,000 for Yazam and its subsidiaries combined, or assume, guarantee, endorse or otherwise become liable or responsible for the obligations of any other person (subject to certain exceptions);

   . increase or modify, or agree to increase or modify, the compensation, bonuses or other benefits or perquisites of any employee of Yazam or any Yazam subsidiary, or pay or commit to pay any compensation, bonus, pension or other retirement benefit or allowance, fringe benefit or other benefit not required by the terms of an existing plan as in effect on the date of the Yazam Merger Agreement, or suspend or terminate any employee of Yazam or any Yazam subsidiary;

   . make any new elections, or make any changes or current elections, with respect to taxes;

   . change its auditors or materially change its auditing or bookkeeping practices;

   . take or fail to take any action that would cause any of its representations and warranties not to be true and correct on the closing date in the manner required by the Yazam Merger Agreement;

   . cancel, terminate or materially amend or modify any real or material personal property leases;

   . cancel or materially amend or modify any agreement with any customer; or

   . enter into any new agreement with any customer.

  No Solicitation of Transactions

   Yazam also agreed that, prior to closing, it would not to take, directly or indirectly, any action to initiate, assist, solicit, receive, negotiate, encourage or accept any offer or inquiry to:

   . engage in, reach an agreement or understanding for, otherwise attempt to consummate or provide information with respect to Yazam or its subsidiaries to any third party considering: (1) a merger, consolidation, acquisition, partnership or combination to which Yazam or any of its subsidiaries is or would be a party, (2) any sale, dividend, split or other disposition of capital stock or other equity interest of Yazam, any of its subsidiaries or any of its portfolio companies or (3) any sale, dividend or other disposition of all or substantially all of the assets and properties of Yazam, any of its subsidiaries or any of its portfolio companies; or

   . (A) purchase, acquire, sell or otherwise transfer any capital stock or other equity interest of a third party as described above, (B) purchase or acquire all or substantially all of the assets and properties of such third party or (C) invest in or enter into a joint venture, strategic partnership or other similar arrangement with such third party.

  Restrictions on Transfer

   The shares of Series F Stock, the Converted Warrant and the Company's warrants issued pursuant to the Yazam Acquisition and upon exercise of the Converted Warrant, and the shares of Company common stock issuable upon conversion of the Series F Stock or exercise of the warrants, have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any jurisdiction, and were issued to the stockholders in reliance on exemption from registration pursuant to Section 4(2) of the Securities Act and applicable state securities laws. These securities and the shares of Company common stock issued upon conversion or exercise thereof may not be sold, transferred or otherwise disposed of without registration under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration. The certificates representing the Series F Stock, the warrants, shares of common stock and the Converted Warrant will bear any legend required by state law in addition to a legend substantially to the following effect, until such time, if any, as the same is no longer required:

      "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

   As a general matter, however, if all conditions of Rule 144, promulgated pursuant to the Securities Act, are met, shares of Company common stock may be transferred in limited amounts beginning one year after issuance thereof.

  Conditions to the Yazam Acquisition

   The Yazam Merger Agreement provided that the obligations of the Company, Acquisition Co. and Yazam to complete the Yazam Acquisition were subject to the fulfillment, at or prior to the closing of the Yazam Acquisition, of the following conditions:

   . Each party has performed in all material respects each of its respective obligations under the Yazam Merger Agreement required to be performed by it on or prior to the closing;

   . The representations and warranties of the parties set forth in the Yazam
     Merger Agreement that were qualified by reference to a material adverse effect were true and correct, and all other representations and warranties of the parties were true and correct, except for failures to be true and correct as would not, individually or in the aggregate, have had a material adverse effect, as of the date of the Yazam Merger Agreement and as of the closing of the Yazam Acquisition, as though made as of the closing of the Yazam Acquisition (except to the extent any such representation or warranty expressly spoke as of an earlier date, in which case it would have been true and correct in all material respects as of such date);

   . Yazam would have received a certificate, dated the closing date, of the President or any Vice President of the Company to the effect that the conditions specified above had been fulfilled, and the Company and Acquisition Co. also would have received a certificate, dated the closing date, of the acting Chief Executive Officer of Yazam to the effect that the conditions specified above had been fulfilled and certifying as of the closing date as to the Closing Cash Balance for purposes of adjusting, in the event of a Closing Cash Balance Deficiency, the cash portion of the Yazam Acquisition consideration;

   . Neither any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction, any governmental, regulatory or administrative agency or any commission, nor any applicable law promulgated or enacted by any governmental authority, would be in effect which was reasonably likely to make the consummation of the Yazam Acquisition by the Company, Acquisition Co. and Yazam illegal or otherwise prevent the consummation of the Yazam Acquisition; and

   . On the closing date, in addition to any other documents specifically required to be delivered pursuant to the Yazam Merger Agreement, each of the parties would have executed and delivered, or caused to be executed and delivered, in form and substance reasonably acceptable to the other parties and their respective counsel, such other certificates, documents, instruments and agreements as may have been reasonably necessary in connection with the consummation of the transactions contemplated by the Yazam Merger Agreement, including but not limited to consents, all in form and substance reasonably satisfactory to the other parties and their respective counsel.

   The obligations of Yazam to complete the Yazam Acquisition were further subject to the fulfillment, at or prior to the closing of the Yazam Acquisition, of the following conditions;

   . Yazam would have received the opinion of Shaw Pittman, counsel to the Company and Acquisition Co., in the form and substance reasonably satisfactory to Yazam;

   . The Company would have executed the Registration Rights Agreement as provided in the Yazam Merger Agreement; and

   . the Company would have obtained written waivers from the applicable number of stockholders in order to enable the Company to authorize the Series F Stock with rights senior to the Company's Existing Preferred Stock.

   The obligations of the Company and Acquisition Co. to complete the Yazam Acquisition were further subject to the fulfillment, at or prior to the closing of the Yazam Acquisition, of the following conditions:

   . approval and adoption of the Yazam Acquisition by the requisite consent of the stockholders entitled to vote as required by the DGCL, the Charter and Yazam's by-laws;

   . receipt by the Company of a letter of resignation from each of the executive officers and directors of Yazam, effective as of the closing of the Yazam Acquisition;

   . the Company would have received from Yazam such information as reasonably requested by the Company regarding each of Yazam's stockholders who were to receive a portion of the Yazam Acquisition consideration sufficient for the Company to determine whether each such stockholder was an "accredited investor" as defined in Section 501(a) of Regulation D of the Securities Act;

   . Yazam would have obtained all necessary consents or waivers in lieu thereof;

   . the Company and Acquisition Co. should each have received the opinion of Gibson Dunn, counsel to Yazam, in form and substance reasonably satisfactory to the Company;

   . Yazam should have delivered to the Company documentation representing investments in certain portfolio companies and stock certificates representing the number of shares held by Yazam in such portfolio companies; and

   . The employment agreements of certain employees of Yazam would have been amended to clarify the employees' severance payment entitlements.

  Termination

   The Yazam Merger Agreement could have been terminated at any time prior to the closing of the Yazam Acquisition:

   . by mutual consent of the Company and Yazam;

   . by the Company and Acquisition Co. if the Yazam Acquisition had not been completed by May 15, 2001, unless the failure to complete the Yazam Acquisition by that date was caused by the Company or Acquisition Co.;

   . by Yazam if the Company or Acquisition Co. materially breached any of its covenants or made a material misrepresentation and failed to cure the breach or misrepresentation within 15 days of notice of the breach;

   . by Yazam if the Yazam Acquisition had not been completed by April 5, 2001, unless the failure to complete the Yazam Acquisition by that date was caused by Yazam;

   . by the Company if Yazam materially breached any of its covenants or made a material misrepresentation and failed to cure the breach or misrepresentation within 15 days of notice of the breach; or

   . by either the Company or Yazam if any court or other governmental agency of competent jurisdiction issued a final, non-appealable order prohibiting the Yazam Acquisition.

Series F Stock Waiver and Replacement Agreement

   The holders of the Company's Series F Stock may, if authorized shares of Common Stock are not then adequate for conversion of their Series F Stock and Warrants, put their respective shares of Series F Stock to the Company at any time on or after September 1, 2001 for the greater of the trailing twenty-day market average prior to exercise of their put or $250.00 per share of Series F Stock. In mid-July, 2001, the Company began negotiations with certain significant holders of the Series F Stock to obtain waivers of their put. On July 19 and 20, 2001 the Company entered into Waiver and Replacement Agreements with respect to the Series F Stock held by the two largest holders of that class. The Waiver and Replacement Agreements provide for a waiver of their put as well as their right to redeem their shares after March 27, 2003 that is set forth in the Series F Certificate of Designations. In return, the holders of those shares of Series F Stock received the right to require the Company to purchase their shares at a purchase price of $300.00 per share of Series F Stock during a ninety-day period beginning September 30, 2002.

   On July 19, 2001, the Carlyle Group entered into a Waiver and Replacement Agreement with the Company. On July 20, 2001, various affiliates of the Texas Pacific Group ("TPG") entered into an agreement to sell their shares of Series F Stock to USV Partners at $150.00 per share of Series F Stock by August 3, 2001 and USV entered into a Waiver and Replacement Agreement with respect to those shares. USV and its assignees expect to close the transaction soon.

Related Financings

   The E2E Acquisition Agreement required the Company to raise at least $6,250,000 but not more than $10,000,000 of additional financing before the E2E Acquisition could close. USV Partners LLC ("USV") purchased 125,000 shares of the Company's Series A Stock for $1,250,000 in a private placement on April 12, 2000. Gregory Earls, the Company's Chairman and Chief Executive Officer, is the sole member of the manager of USV. USV owns 507,140 shares of the 625,000 shares of Series A Stock that are issued and outstanding. Upon the conversion of all of the Series A Stock it holds, USV would be entitled to receive 41,568,852 shares of Common Stock. USV and the Company entered into a Waiver Agreement, dated as of March 1, 2000, whereby USV waived its right to convert its Series A shares into Common Stock until the Company's stockholders approve an amendment to the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to a level that would be satisfied by the proposed Charter Amendment increasing the number of shares of Common Stock the Company is authorized to issue. On September 20, 2000, this waiver was extended to included all other beneficial interests of Mr. Earls by an agreement among Mr. Earls, the Earls Family Limited Partnership and the Company. Mr. Earls and USV intend to convert all of their shares of Series A Stock to Common Stock if and when this Charter Amendment becomes effective.

   On April 12, 2000, the Company's offering of 5,184 shares of Series C Stock, par value $0.02 per share, for an aggregate of $5,184,000 was fully subscribed. Ultimately, the Company received funds for 4,534 shares of Series C Stock for an aggregate of $4,534,000. These shares will be mandatorily converted into an aggregate of

3,057,930 shares of Common Stock when the Charter Amendment is effective. Of these shares, USV purchased 2,120 shares for $2,120,000. Holders of Series C Stock are not permitted to vote on this Charter Amendment, but they are otherwise permitted to vote shares of Series C Stock as if their conversion to Common Stock had already occurred.

   On December 28, 2000, the company entered into an agreement with Buyline.net, Incorporated ("Buyline"), one of the company's associated companies, and Andersen Consulting LLP ("Andersen"). Buyline owed Andersen for software consulting and other services performed for Buyline. In order to support Buyline's efforts to satisfy in full the amount owed to Andersen, the company issued to Andersen 1,552.5 shares of the company's new Series D Preferred Stock, par value $0.02 per share ("Series D Preferred"), which shares are mandatorily convertible into 1,552,500 shares of common stock of the Company when the Charter Amendment is effective. In consideration for the company issuing its Series D Preferred stock to Andersen, Buyline issued to the company 5,025,819 shares of Buyline common stock. Buyline also issued shares of its common stock to Andersen, which shares represent approximately 5.57% of the outstanding common stock of Buyline.

   On March 27, 2001, in connection with the company's acquisition of Yazam.com, Inc., the company issued warrants to purchase 8,000,000 shares of company Common Stock and 27,374 shares of Series F stock, par value $0.02 per share, which shares are convertible into 27,374,000 shares of Company Common Stock, when the Charter Amendment is effective. See, "--Overview of the Yazam Acquisition."

   The company, USV Partners, Northwood Capital, Northwood Ventures, Ledecky and other holders of the company's Series B and C preferred stock, entered into an agreement regarding registrations rights for the Series A, Series B, and Series C preferred stock and common stock into which they are to be converted. Collectively, the stockholders party to the agreement have the right on three occasions to compel the company to register their respective shares at the expense of the company and rights on other occasions to have such registration effected at the expense of the holders. These stockholders also have unlimited registration rights to be combined, at the company's expense, with certain registrations of any equity securities by the company (Piggyback Rights), subject to restrictions which might be imposed by an underwriter for the sale of such shares.

   The proceeds of these private placement sales thus far have been, and will continue to be, used to finance additional investments in new and existing technology businesses, the payment of costs incurred and liabilities assumed in connection with the E2E Acquisition and the Yazam Acquisition and related business transactions, and the Company's ongoing working capital needs and operating expenses.

   Key Terms of Series B, C, D and F Stock. The Company's Series B Stock has an aggregate stated value of $11,200,000, and is mandatorily convertible into an aggregate of 56,000,000 shares of Common Stock. Such conversion will be effective as of the date the amendment to the Company's charter increasing the number of shares of authorized common stock of the Company is filed with the Secretary of State of Delaware. Series B Stock has no dividend rights. In the event of any bankruptcy, liquidation, dissolution or winding up of the Company, each Holder of Series B Stock is entitled to a liquidation preference such that the holders of the Series B Stock would receive a pro rata share of the aggregate stated value. In the event the corporation had insufficient funds upon liquidation, then the Series B Stockholders would share in any such distribution ratably with the holders of any other capital stock of the Company ranking on a parity with the Series B Stock as to liquidation. Currently, this would include the Series A Stock, Series C Stock and Series D Stock. The Series B Stock has certain voting rights prior to conversion. Namely, the Company must obtain an affirmative vote from a majority of the holders of the Series B Stock before undertaking:

   . certain activities which would have the effect of diluting the holdings of the Series B Stockholders;

   . modifying the Company's charter or bylaws other than as contemplated by this Proxy;

   . filing for bankruptcy; or

   . acquiring any equity interest in any entity other than as discussed in this proxy statement.

   Except as otherwise required by law, holders of Series B Stock will be entitled to vote on all matters as if the Series B Stock had already been converted to common stock. However, Series B Stockholders will not be entitled to vote on an amendment to the Company's charter that would increase the number of authorized shares of Company common stock to permit conversion of the Series B Stock to common stock. In the event of any reorganization, recapitalization or sale of the Company, at their election, the holders of Series B Stock will receive their pro rata share of the consideration as if they had converted their shares of Series B Stock to common stock on the day immediately prior to announcement of the transaction.

   The Company's Series C Stock is mandatorily convertible into 6,034,482 shares of common stock. Of the 8,750 authorized shares of Series C Stock, 4,534 have been issued and are outstanding and, upon conversion, represent 3,126,896 shares of Common Stock. The conversion will be effective as of the date the amendment to the Company's charter increasing the number of authorized common stock of the Company sufficient to permit conversion of the Series C Stock is filed with the Secretary of State of Delaware. The Series C Stock has no dividend rights. In the event of any bankruptcy, liquidation, dissolution or winding up of the Company, each holder of Series C Stock is entitled to a liquidation preference, such that the holders of the Series C Stock would receive a pro rata share of the aggregate stated value. In the event the corporation had insufficient funds upon liquidation, then the Series C Stockholders would share in any such distribution ratably with the holders of any other capital stock of the Company ranking on a parity with the Series C as to liquidation. Currently, this would include the Series A Stock, Series B Stock and Series D Stock. In the event of any reorganization, recapitalization or sale of the Company, at their election, the holders of Series C Stock will receive their pro rata share of the consideration as if they had converted their shares of Series C Stock to common stock on the day immediately prior to announcement of the transaction.

   The Company has 1,552.5 shares of Series D stock outstanding which is mandatorily convertible into 1,552,500 shares of common stock. The conversion will be effective as of the date the amendment to the Company's charter increasing the number of authorized common stock of the Company sufficient to permit conversion of the Series D Stock is filed with the Secretary of State of Delaware. The Series D Stock has no dividend rights. In the event of any bankruptcy, liquidation, dissolution or winding up of the Company, each holder of Series D Stock is entitled to the amount paid or distributed to holders of Company Common Stock as if the Series D Stock had already been converted to Common Stock. In the event of any reorganization, recapitalization or sale of the Company, at their election, the holders of Series D Stock will receive their pro rata share of the consideration as if they had converted their shares of Series D Stock to common stock on the day immediately prior to announcement of the transaction.

   The Company's Series F Stock has an aggregate value of $7,713,790 and is initially convertible into 27,374,000 shares of common stock, subject to anti-dilution provisions. Of the 27,374 authorized shares of Series F Stock, all 27,374 have been issued and are outstanding. The holders of Series F Stock shall have the right to convert their shares as of the date the amendment to the Company's charter increasing the number of authorized common stock of the Company sufficient to permit conversion of the Series F Stock is filed with the Secretary of State of Delaware. The holders of Series F Stock have the right to require the Company to redeem their Series F Stock at a price of $100.00 per share for a ninety-day period commencing March 27, 2003. The Series F Stock has no dividend rights. In the event of any bankruptcy, liquidation, dissolution or winding up of the Company, each holder of Series F Stock is entitled to a liquidation preference, such that each holder of the Series F Stock would receive a pro rata share of the aggregate stated value. The Series F Stock is ranked senior to all other classes of Company capital stock. Currently, this would include the Series A Stock, Series B Stock, Series C Stock and Series D Stock. In the event of any reorganization, recapitalization or sale of the Company, at their election, the holders of Series F Stock will receive their pro rata share of the consideration as if they had converted their shares of Series F Stock to common stock on the day immediately prior to announcement of the transaction. Certain holders of Series F Stock have waived their ability to put their shares to the Company on September 1, 2001 and have waived their right to have the Company redeem their shares on March 27, 2003. See, "--Series F Stock Waiver and Replacement Agreement."

   All presently outstanding series of preferred stock are subject to a limitation on the amount of their preference in liquidation. Outstanding series would share, ratably by class based on their respective stated values, in the amount that is available to preferred holders. If that amount was not sufficient to pay their entire stated values, they would not be entitled to participate in the distribution of any remaining amount available to common stock holders, although they could choose to convert their preferred shares to common stock and participate in any distribution to common stock holders rather than receive any preferred distribution. The Company's board has proposed and recommends the elimination of this limitation. See "PROPOSAL 3--Amendment to Eliminate the Restriction on the Preference That May be Conferred on the Preferred Stock of the Company Upon Liquidation."

   The Board of Directors has authorized, and the Company is in the midst of raising capital through, the sale of additional series of convertible preferred stock. The offering principally is being made to current accredited investors in USXX stock, but may also be made to other accredited investors. Discussions are ongoing and there can be no assurances any offering can be completed on the terms discussed above, or at all.

Accounting Treatment

   The E2E Acquisition and the Yazam Acquisition were accounted for by the Company under the purchase method of accounting in accordance with generally accepted accounting principles. Under the purchase method of accounting, the Company's operating results reflect the operations of the acquired companies only from the date of acquisition, forward. At the closings of the two transactions, the Company recorded the assets and liabilities of the two acquired companies at their estimated fair values and recorded any difference between the respective purchase price for each of the companies and the respective net worth of each of the companies as goodwill. See "Pro Forma Condensed Consolidated Financial Statements (Unaudited)."

Overview of Associated Companies

   The equity interests we have acquired are primarily in development stage technology companies. Through December 31, 2000, we had acquired interests in or established the eight technology companies listed below.

  Interests in Associated Companies Acquired from E2E

   29th Street Partners, Inc. ("29th Street Partners") operates an e-commerce site for upscale cosmetics and accessories. 29th Street Partners intends to follow a "clicks and bricks" investment strategy by also acquiring high-end cosmetic specialty retailers and currently operates two retail stores in Washington, D.C. and one retail store in Philadelphia, Pennsylvania. On February 10, 2001, the Company converted its original 29.05% interest in Bluemercury into a 9.12% interest in 29th Street Partners, thus allowing 29th Street Partners to acquire a 100% interest in Bluemercury.

   Buyline.net, Incorporated ("Buyline") developed B2B e-commerce applications. Buyline was creating a proprietary Internet software program designed to be a universal platform for entry-level B2B e-commerce, linking buyers and sellers. Buyline's software application for RFP/RFQ (Request for Proposal/Request for Quotation) technology was projected to be used in a full range of on-line advertising on Internet-based directories and in commercial web sites.

   Subsequent to the E2Enet Acquisition, the Company reorganized Buyline, and the Company also made an additional investment in Buyline, resulting in Buyline becoming a consolidated subsidiary of the Company. U.S. Technologies increased its holdings of Buyline to the present level by:

   . helping Buyline retire outstanding debts to Accenture L.L.P. ("Accenture") formerly known as Anderson Consulting through an issuance of company preferred stock to Accenture; and

   . purchasing an additional equity interest in Buyline for nominal consideration.

   During the fourth quarter of 2000, the net book value of the assets of Buyline was reduced to zero by an asset impairment charge, due to the loss of its primary client and the inability to retain the management personnel necessary to execute Buyline's business strategy. This resulted in a charge of approximately $1,684,000 to earnings. At that time, the Company had approximately a 64.16% equity interest in Buyline.

   On December 27, 2000, the Company purchased 3,450,000 shares of Buyline common stock for $345 from Northwood Ventures L.L.C. and Northwood Capital Partners L.L.C., entities controlled by Peter G. Schiff and Henry T. Wilson, members of the Company's Board of Directors.

   Effective as of June 30, 2001, the Company sold all of its shares of Buyline.net, Incorporated to an entity wholly owned by Gregory Earls. As consideration for such shares, the purchaser delivered to the Company a promissory note in the principal amount of $100,000. The promissory note, plus accrued interest, will become due and payable only upon the earlier of, and only to the extent of: (i) any distributions by Buyline or (ii) the sale by such purchaser of its shares of Buyline. The Company has the right to repurchase for $250,000 such Buyline shares at any time prior to June 30, 2004. Such transaction was approved by at least a majority of the disinterested directors of the Company.

   Gomembers.com ("Gomembers") provides software that helps associations, labor unions and professional societies manage a variety of tasks including payroll and Internet integration. Initially, E2Enet had invested in MEI Software Systems, Inc. ("MEI") which provided customized software systems to manage the databases of trade associations, professional associations, fund-raising organizations, and chambers-of-commerce. MEI was acquired by Gomembers on November 7, 2000, thereby converting the Company's approximately 5% interest in MEI to a 0.47% interest in Gomembers.

   OneMade, Inc. provides an e-commerce community to serve wholesalers, retailers, consumers, and artists active in the arts, hobby and crafts industries.

   PromiseMark, Inc. ("PromiseMark"), formerly known as "Vipro Corporation," is an Internet surety company providing, among other services, repair guarantees against computer viruses. PromiseMark has e-commerce relationships with a leading Internet utility company, a credit card association, one of the largest warranty claims administrators in the world, and over 170 Internet service providers.

   On June 26, 2001 the Company paid $500,000 to purchase shares of PromiseMark's Series C preferred Stock and warrants to purchase shares of PromiseMark's Series C-1 Preferred Stock as part of a financing by which PromiseMark raised an additional $1.5 million to fund continuing operations. As a result of this financing the Company had an approximately 16% equity interest in PromiseMark.

   Urban Box Office, Inc. developed networked multi-media web sites providing e-commerce services to Internet users interested in urban culture, information, entertainment, and products. On November 2, 2000, the date that it announced that it would be filing for bankruptcy, the Company had approximately a 8.03% equity interest in UBO on a fully-diluted basis. During the fourth quarter, the investment in UBO was written off, resulting in approximately a $3,945,000 charge to earnings for asset impairment.

  Interests in Associated Companies Acquired Subsequent to the E2E Acquisition

   Portris, Inc. (Portris), a software company formed in 2000, is developing technology that is intended to manage efficiently business group information over an Internet network. The Portris system would enable teams simultaneously to exchange information and collaborate on documents over networks.

   On October 16, 2000, the company completed the acquisition of a 30.4% equity interest in Portris, Inc. Under the terms of the agreement the company received its interest in Portris for an aggregate of $380,000, by canceling $250,000 of debt, which was included in the company's notes receivable as of September 30, 2000, and providing additional cash to Portris.

   On May 15, 2001 the Company purchased shares of Portris' Series A-1 Convertible Preferred Stock. In return for cancellation of $370,000 in promissory notes and accrued interest, services rendered to Portris valued at $150,000 and $185,000 in cash the Company increased its equity interest in Portris to approximately 42%.

   Final Arrangements LLC ("Final Arrangements") is an Internet start-up that offers the ability to make funeral arrangements online. Initially, E2Enet had invested in WebMilestones.com ("WebMilestones"). WebMilestones was acquired by Final Arrangements on December 27, 2000, thereby converting the Company's 37.35% interest in WebMilestones to a 0.13% interest in Final Arrangements.

  Interests in Associated Companies Acquired From Yazam

   Baobab is developing technology that will allow humans to conduct a direct dialogue with machines using natural spoken language as the communication channel. Baobab has developed an alpha version of Frontware, a platform that enables complete understanding of dialogue goals, context, flow and direction by integrating eight levels of language understanding and processing.

   Ezface is developing a platform to sell cosmetics and accessories online that enables users to sample cosmetics "virtually" to see how makeup products and colors look on their own faces. The platform integrates chat and photo-sharing utilities to allow the consumer to consult with friends before making a purchase.

   Gammasite is developing a search engine for use on the Internet that will enable users to perform very accurate searches by automatically collecting and categorizing information.

   Incepto is developing technology to allow web hosting. Internet Service provides the ability to host websites at various locations simultaneously and cost efficiently. The company is beginning to solicit potential beta customers.

   Phlair provides transaction-tracking infrastructure to provide businesses with the ability to track their customer's online commercial transactions.

   Quintessence plans to develop fiber optic components to increase network bandwidth by eliminating the bottlenecks that restrict data flow on the Internet. The company intends to develop and market high power pump lasers, addressing such bottlenecks, which occur at crossconnects of next generation all-optical switches and current generation electrical switches.

   Selis Networks is developing Web-based management systems for business critical networks and applications dedicated to network management. The company's first product is aimed at enabling network managers to create an enterprise-wide portal dedicated to network management, permitting the network manager to conduct integrated real-time monitoring of multiple networks, systems and applications.

   Soneta provides turnkey back-end solutions for e-merchants, delivering global connectivity to a managed network of commerce service providers that includes call centers, online customer support, strategic fulfillment, distribution and supply chain management in a controlled, real-time environment.

   TravelBond plans to provide an enabling Web-based infrastructure for travel agents and their clients that allows prospective travelers to investigate, plan and book travel online while consulting directly with their existing travel agents.

  Ownership Position in Our Associated Companies

   From April 12, 2000 through June 30, 2001, we acquired interests in or established approximately 34 technology companies. As of May 31, 2001 the fifteen technology companies listed below are considered to be the most likely to be able to execute their respective business plans. We classify companies in which we invest as associated companies. We have indicated below our percentage of equity ownership in each associated company. Our equity ownership/voting power percentages have been calculated based on the issued and outstanding common stock of each associated company, assuming the issuance of common stock upon the exercise of outstanding options and warrants and the conversion into common stock of outstanding convertible securities. Except where we indicate otherwise, our equity ownership and voting power percentages are the same.

   For those companies in which our equity ownership or voting power percentage is greater than 50%, we generally direct or control all of their operating activities and account for them as a consolidated subsidiary. For those companies in which our equity ownership or voting power percentage is at least 20%, but not more than 50%, we generally have significant involvement in and influence over their operating activities,with board representation and rights to participate in material decisions and accordingly account for them on the equity basis. For those companies in which our equity ownership and voting power percentage is less than 20%, we may not be actively involved in their management or day-to-day operations, but may have Board representation and may offer or provide them advisory services and accordingly account for them on the cost basis. We also seek to encourage and facilitate cooperation and mutual assistance among our associated companies.

   We have identified below by marking with an asterisk (*) each associated company that is a development stage company. A development stage company has not yet begun planned principal operations, or has begun planned principal operations but has not yet generated significant revenue from those operations. Whether a company is in the development stage is determined on a case-by-case basis by that company's management. There is no specific revenue threshold that is applicable in all cases. A development stage company typically will be devoting most of its efforts to activities such as financial planning, raising capital, research and development, acquiring operating assets, and recruiting and training personnel. Currently, most of our associated companies are in the development stage. Our percentage ownership in any of the associated companies is subject to change as we make new investments and our associated companies accept new investments from us or other investors.

Associated Company                                Market                   Date Formed            Associated Since
------------------                                ------                   -----------            ----------------
                                     Associated Companies Acquired in the E2E Acquisition
29th Street Partners............. Provides e-commerce site for            February 1999   May 1999
 (Formerly, Bluemercury, Inc.)(1) upscale female cosmetic products                        Enet converted its interest to 29th
  www.bluemercury.com             and accessories.                                        Street Partners in February 2001
Gomembers.com.................... Provides customized management              1992        November 2000 E2Enet made its
 (Formerly MEI Software)(2)       software systems to manage trade                        initial investment in a predecessor,
  www.members.com                 associations, professional                              MEI, in September 1999.
                                  associations and trade unions.
Onemade.com, Inc.(1)*............ Provides e-commerce site that will       April 1999     May 1999
 www.onemade.com                  serve participants in the arts, crafts,
                                  and hobby industries.


PromiseMark, Inc.(3)*............ Internet surety company which            August 1999    October 1999
 www.promisemark.com              provides repair guarantees against
                                  viruses that harm computers.

                                   Associated Companies Acquired Subsequent to the E2E Acquisition
Portris, Inc.(4)*................ Develops technology to facilitate the   February 2000   October 2000
 www.portris.com                  simultaneous exchange of
                                  information and collaboration on
                                  documents over the Internet.
Final Arrangements, LLC.......... Provides Internet publishing             April 2000     July 2000
 (Formerly WebMilestones)(1)*     services.                                               E2Enet converted its interest to
 www.arrangeonline.com                                                                    Final Arrangements in December 2001

                                      Associated Companies Acquired in the Yazam Acquisition
Baobab(5)*....................... Developing language recognition           01/18/00      March 27, 2001
 www.baobabtech.com               technology

Ezface(5)*....................... Developing interactive cosmetic           12/06/99      March 27, 2001
 www.ezface.com                   websites

Gammasite(5)*.................... Provides internet searching               12/29/99      March 27, 2001
 www.gammasite.com                capabilities

Incepto(5)....................... Provides technology that allows           11/12/99      March 27, 2001
 www.incepto.com                  ISPs to operate cost efficiently

Phlair(5)*....................... Provides commercial transaction           02/24/00      March 27, 2001
 www.phlair.com                   tracking services


Quintessence(5).................. Developing fiber optic hardware           11/16/00      March 27, 2001
 www.quintessence.com
 (reserved only)
Soneta(5)........................ Provides one-stop shopping for            02/01/00      March 27, 2001
 www.soneta.com                   outsourced internet commerce
                                  solutions
Selis(5)......................... Developing Web-based network              01/19/00      March 27, 2001
 www.selis-networks.com           management systems


TravelBond(5).................... Developing Web-based                      03/31/00      March 27, 2001
 www.travelbond.com               infrastructure for interactive travel
                                  planning

Associated Company                       Equity Ownership                                   Board Representation
------------------                       ----------------                                   --------------------
                            Associated Companies Acquired in the E2E Acquisition
29th Street Partners.............              9.12%                                 The Company may unilaterally designate
 (Formerly, Bluemercury, Inc.)(1)                                                    one member.
  www.bluemercury.com                                                                Total Directors--3
Gomembers.com....................              0.47%                                 None
 (Formerly MEI Software)(2)
  www.members.com
Onemade.com, Inc.(1)*............             12.25%                                 The Company may unilaterally designate
 www.onemade.com                                                                     one member and jointly, with the majority
                                                                                     stockholders, designate one additional
                                                                                     member.
                                                                                     Total Directors--5
PromiseMark, Inc.(3)*............             10.38%                                 The Company may unilaterally designate
 www.promisemark.com                                                                 one member and jointly designate three
                                                                                     additional members.
                                                                                     Total Directors--7

                        Associated Companies Acquired Subsequent to the E2E Acquisition
Portris, Inc.(4)*................             42.2%                                  The Company may unilaterally designate 2
 www.portris.com                                                                     members.
                                                                                     Total Directors--9

Final Arrangements, LLC..........             0.13%                                  None
 (Formerly WebMilestones)(1)*
 www.arrangeonline.com

                            Associated Companies Acquired in the Yazam Acquisition
Baobab(5)*.......................             9.02%                                  The Company has the right to designate 1
 www.baobabtech.com                                                                  member.
                                                                                     Total Directors--4
Ezface(5)*.......................             6.96%                                  The Company has the right to designate 1
 www.ezface.com                                                                      member.
                                                                                     Total Directors--up to 7
Gammasite(5)*....................             9.75%                                  The Company has the right to designate 1
 www.gammasite.com                                                                   member.
                                                                                     Total Directors--up to 7
Incepto(5).......................    7% (5% common stock and a carry of              As holder of a majority of the Preferred
 www.incepto.com                     preferred shareholders equal to                 Shares, the Company may designate 1
                                     approximately another 2% of the                 member subject to approval of the
                                     Company)                                        founders not be unreasonably withheld,
                                                                                     and to jointly designate one other member.
                                                                                     Total Directors--4
Phlair(5)*.......................             9.28%                                  As holder of the majority of Series B
 www.phlair.com                                                                      Stock, the Company has the right to
                                                                                     designate 1 member.
                                                                                     Total Directors--4
Quintessence(5)..................    1.5% (The Company funded a bridge               No Board Representation
 www.quintessence.com                loan which will convert into additional
 (reserved only)                     equity)
Soneta(5)........................             8.42%                                  The Company has the right to designate 1
 www.soneta.com                                                                      member.
                                                                                     Total Directors--4
Selis(5).........................            12.24%                                  As holder of the Series A Stock, the
 www.selis-networks.com                                                              Company has the right to designate 1
                                                                                     member.
                                                                                     Total Directors--3
TravelBond(5)....................            26.47%                                  The Company has the right to designate 1
 www.travelbond.com                                                                  member. The Company currently owns a
                                                                                     majority of the Series B Stock.
                                                                                     Total Directors--up to 3

--------
(1)Information current as of March 31, 2001.
(2)Information current as of November 7, 2000.
(3)Information current as of May 15, 2001.
(4)Information current as of June 26, 2001.
(5)Information current as of March 27, 2001.

   Of our 34 associated companies, 9 have generated revenues as of December 31, 2000.

   Competition. We face intense competition to develop and acquire interests in technology companies from traditional venture capital firms, companies with business strategies similar to our own, corporate strategic investors, other better financed Internet incubators and other capital providers. Competitors with business strategies similar to our own include publicly-held CMGI, Internet Capital Group and Safeguard Scientifics, as well as private companies, including Idealab. In addition, we may face competition from an emerging group of online service providers that facilitate relationships between entrepreneurs and venture capitalists, such as vcapital.com and Garage.com. We also will be competing with corporate strategic investors that include Fortune 500 companies that are developing Internet strategies and Internet capabilities as well as investing in Internet companies. Further, certain professional service firms, directly or through affiliated private investment funds, provide capital and services to technology companies that are clients. Many of our competitors have more experience identifying and acquiring interests in technology companies, and have greater financial and management resources, brand name recognition and industry contacts than we do.

   This intense competition, and the impact it has on the valuation of technology companies, could limit our opportunities to acquire interests in associated companies or force us to pay higher prices to acquire these interests, which would result in lower returns or losses on acquisitions. In addition, some of our competitors, including venture capital firms, private companies with business strategies similar to ours and corporate strategic investors, may have a competitive advantage over us because they have more flexibility than we do in structuring acquisitions in companies because they do not need to acquire majority or controlling interests in companies to avoid regulation under the Investment Company Act, as discussed below.

   Since we are principally acquiring interests in and developing technology companies we are also competing against large and well-financed technology companies management consulting firms and others for executives with appropriate management expertise in discrete technology fields. Due to the rapid growth and expansion of new technology, competition for experienced management is fierce. Management believes that it has been able to attract well-qualified personnel to help develop its associated companies and believes it can continue to do so but can provide no assurances in this regard.

Regulation of our Associated Companies

   Investment Company Act of 1940. U.S. companies that have more than 100 stockholders or whose shares are publicly traded in the U.S. and are, or hold themselves out to be, engaged primarily in the business of investing, reinvesting or trading of securities are regulated by the Securities and Exchange Commission (the "Commission" or "SEC") pursuant to the Investment Company Act. Investment Company Act regulations are inconsistent with USXX's strategy of actively managing, developing, operating and promoting collaboration among its network of associated companies. USXX would not be able to operate its business as a registered investment company.

   Management of USXX believes that because of the planned structure of USXX's interests in its associated companies and its business strategy, USXX will not be regulated under the Investment Company Act. However, USXX cannot assure you that the present structure of its associated company interests and its business strategy will preclude regulation under the Investment Company Act, and USXX may need to take specific actions to avoid regulation under the Investment Company Act that may not be in its best interests or consistent with its strategy. To avoid regulation under the Investment Company Act and related SEC rules, USXX may need to sell assets that it would otherwise want to retain and may be unable to sell assets that it would otherwise want to sell. In addition, USXX may be forced to acquire additional, or retain existing, income-generating or loss-generating assets which it would not otherwise have acquired or retained and may need to forego opportunities to acquire interests in companies that it believed would benefit its business. If USXX were forced to sell, buy or retain assets in this manner, it may be prevented from successfully executing its business strategy.

   Because gains, losses, income and asset values for technology businesses can be highly volatile, and because future rounds of financing for rapidly moving technology associated companies will dilute USXX's ownership interests, the financial analyses relevant to its status under the Investment Company Act will be subject to regular change. The audit committee of USXX's board of directors, together with USXX's management, will decide financial and other valuation issues relevant to determining USXX's compliance with the Investment Company and related regulations.

   E-commerce Regulation and Other Legal Uncertainties. There are several new laws and regulations that affect the Internet and e-commerce. For example, Congress recently enacted laws regarding online copyright infringement and the collection of personal information and financial data. Additionally, the Federal government has applied old rules and regulations to this new medium in certain areas. E-commerce businesses are subject to the same numerous laws affecting interstate and international commerce in general. However, the application of these laws to online business is sometimes unclear and subject to litigation in both domestic and foreign jurisdictions.

   Although there generally remains a desire by legislators and regulators to keep the Internet as unfettered as possible with new rules and regulations, the Internet's popularity, increased use and its impact on consumers will undoubtedly foster the adoption of additional laws and regulations on a local, state and federal level, as well as globally. Current laws and regulations cover issues such as the collection and use of data from website visitors and related privacy issues, pricing, content, copyrights, trademarks, promotions, distribution and quality of goods and services, registration of domain names and use, and export and distribution of encryption technology. The enactment of additional laws or regulations may impede the growth of the technology industry, which could decrease the revenues of our associated companies and place additional economic burdens on them.

   Other specific areas of legislative and regulatory activity include:

      Taxes. Through the Internet Tax Freedom Act of 1998, Congress has enacted a three-year moratorium, ending on October 21, 2001, on the application of discriminatory, multiple or special taxes by the states on Internet access or on products and services delivered over the Internet. Congress further declared that there will be no federal taxes on goods, services and information sold exclusively over the Internet until the end of the moratorium. However, this moratorium does not prevent states from taxing activities or goods and services that the states would otherwise have the power to tax. Furthermore, the moratorium does not apply to some state taxes on Internet access that were in place before the moratorium was enacted, provided the tax was generally imposed and actually enforced. The moratorium also does not affect federal and state income taxes on the taxable income of e-commerce businesses.

      Online Privacy. In the past year, there has been considerable legislative and regulatory activity in regards to the protection of consumer privacy and the collection, distribution, and disclosure of personal and financial data online. The protection of privacy on the Internet is also becoming an area of increased litigation in state, federal and foreign courts.

      The Children's Online Privacy Protection Act of 1998 ("COPPA") requires that all commercial website operators and online services that are directed to children under the age of thirteen (13) or who knowingly collect personal information from children(including the use of cookies and other tracking mechanisms) must obtain verifiable parental consent before collecting, using or disclosing such information. Additional requirements include posting of a website Privacy Notice, which must explain how the collection of personal information will be treated, in a "clear and prominent" place on the webpage and each area where the information is collected. Violators are subject to civil judgments and $10,000 fines per violation. State Attorneys General are also authorized to enforce COPPA via state action. The Federal Trade Commission ("FTC") issued regulations for COPPA that became effective in April 2000.

      The Financial Services Modernization Act of 1999 (also known as the Gramm-Leach-Bliley Act) governs the disclosure and sharing of nonpublic personal information to affiliates and third parties by a "financial institution," including information collected and shared over the Internet. Financial institutions are not limited to traditional banks or savings and loans, but defined broadly to encompass companies providing services such as leasing real or personal property (or acting as an agent, broker, or advisor in such leasing), providing investment, financial or economic advisor services, and operating a travel agency in connection with such services. The Act also restricts distribution of personal information such as social security numbers, credit history and loan application information without a customer's consent. The FTC's regulations implementing this new law were adopted May 2000 and are effective July 2001.

      In addition to its new regulations, the FTC has issued numerous guidelines on its long-standing prohibition on unfair or deceptive acts and practices in sales, advertising, marketing and promotional activities and the application of these rules to the Internet and e-commerce. The same consumer protection laws that apply to commercial activities in other media such as television and cable also apply to Internet transactions. Therefore, the FTC's Mail or Telephone Order Merchandise Rule, Telemarketing Sales Rule, Disclosure of Written Consumer Product Warranty Terms and Conditions Rule, etc. also apply to online activity.

      The FTC has issued several substantive reports and recommendations for legislation to Congress in the areas of consumer protection. For example, in its third report on Internet privacy, "Privacy Online: Fair Information Practices in the Electronic Marketplace," released May 2000, the FTC concluded that self-regulation by most commercial websites to protect the privacy of Internet consumers was not effective. Thus, the FTC asked for congressional authority to regulate Internet privacy given the failure of most web sites to meet standards of disclosure for personal information. The FTC also asked for Congressional authority to regulate "online profiling," the process by which network advertising companies manage and provide advertising for unrelated websites based on tracking consumer data and Internet usage. It issued a report, "Online Profiling: Benefits and Concerns," and testified before the U.S. Senate Commerce Committee in June 2000. After the report was issued, a group of Internet advertising companies negotiated with the FTC to establish self-imposed privacy standards that would circumvent new legislation. The FTC made specific recommendations to Congress in July 2000 following its negotiations with the Internet advertising industry. Currently, there are no pending bills which would implement these recommendations.

      In addition, in 1998 the European Union ("EU") directed its member nations to enact much more stringent privacy protection laws than are generally found in the United States. The U.S. Department of Commerce has negotiated an agreement with the EU that will create a "safe harbor" for U.S. companies that agree to a voluntary self-regulatory code. The "U.S. Safe Harbor Privacy Principles" will allow the exportation of personal information from European citizens, including corporate employees. The Agreement was expected to become effective late July 2000. However, due to a number of unsettled areas its effectiveness was delayed until November 2000. Under the safe harbor, as enacted, an EU organization can ensure that it is sending information to an organization that is complying with the safe harbor by checking it against a list of organizations which self-certify that they comply with the safe harbor. The list of self-certifying organizations is available on the Department of Commerce's Website.

      Private industry initiatives and standards have also developed concerning privacy issues, primarily as a means to circumvent new legislation and regulation. In addition to compliance with governmental regulation, we and our associated companies may decide that it is in our best interest to comply with industry standards or public opinion regarding privacy issues voluntarily.

      Online Content. The distribution and visual depiction of objectionable content on the Internet such as obscenity and child pornography is regulated under multiple criminal statutes and enforced by various local, state and federal law enforcement agencies. Internet Service Providers ("ISPs") and operators could be liable for "aiding and abetting" such illegal action if the distribution or reproduction of such material via its system is known.

      There is also legislation that serves to protect online service providers from civil liability in causes of actions such as libel and copyright infringement. The Communications Decency Act ("CDA"), part of the Telecommunications Act of 1996, provides for the protection for "Good Samaritan" blocking and screening of offensive material. The Act states that no provider or user of an interactive computer service shall be

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

   treated as the publisher or speaker of any information provided by another information content provider. Operators are protected from civil liability if they merely pass along the content of others, even if an operator in good faith monitors the website for the removal of material the provider or user considers to be obscene, lewd, lascivious, filthy, excessively violent, harassing, or otherwise objectionable, whether or not such material is constitutionally protected. However, an unresolved issue is the definition of "provider." Furthermore, the CDA has no effect on criminal law, intellectual property law, or state law.

      Protections from copyright infringement fall under the Digital Millennium Copyright Act of 1998 ("DMCA"), which created a safe harbor for online service providers from copyright liability for certain actions. ISPs are not liable when they conduct transitory communications, system caching, storage of information on systems or networks at direction of users, and use of information location tools. However, the DMCA does not offer protection from copyright infringement claims for music, literary or other creative content, issues currently in litigation in federal and foreign courts.

      Domain Names. The authority for the distribution and maintenance of web site addresses (i.e., domain names) generally is provided by the Internet Corporation for Assigned Names and Numbers ("ICANN"), which was established in 1998. The World Intellectual Property Organization ("WIPO") is also involved in the administration of domain names and has adopted new enforcement provisions for violators of registration procedures and trademark infringement, to be administered by ICANN. The distribution of web site addresses in the United States and in foreign countries has changed drastically with the growth of new registration companies and the pending addition of new generic top level domain names (i.e., .bus). As a result, our associated companies may not be able to acquire or maintain relevant web site addresses in all countries where they conduct business.

      In 1999, Congress enacted the Anti-Cybersquatting Consumer Protection Act of 1999, to address domain name cybersquatting, which is the practice of registering an Internet address of an established trademark with the hopes of selling the Internet address to the affected company. The legislation also includes a prohibition on the registration of a domain name that is the name of another living person or a name that is confusingly similar to that name. The scope of the Act has not been precisely defined and the definition of cybersquatting has been challenged in numerous courts. Furthermore, several foreign jurisdictions have adopted stringent cybersquatting laws. Even more countries are reviewing the issue. As a result of increased legislation and trademark laws generally, we or our associated companies may be subject to liability based on use of domain names or trademarks that allegedly infringe the rights of third parties.

      Regulation of Communications Facilities. To some extent, the rapid growth of the Internet in the United States has been due to the relative lack of government intervention in the marketplace for Internet access. This lack of intervention may not continue in the future. For example, the Federal Communications Commission ("FCC") began a formal proceeding in September, 2000 on the issue of access to a cable company's platform by multiple ISPs. Non-affiliated ISPs have requested that the FCC regulate broadband Internet access over cable systems in much the same manner as telephone services, which could slow the deployment of broadband Internet access services. Additionally, local telephone carriers have petitioned the FCC to regulate Internet service providers in a manner similar to long distance telephone carriers by imposing access fees on the providers. The FCC is also expected to address the issue of payment of reciprocal compensation to telephone companies which terminate ISP traffic. This FCC decision could offset the relationships and arrangements for the provision of these services. Because of these proceedings or others, new laws or regulations could be enacted which could burden the companies that provide the infrastructure on which the Internet is based, slowing the rapid expansion of the medium and its availability to new users.

      Business Opportunities. An amendment to the Delaware General Corporation Law, which became effective on July 1, 2000, clarifies that a corporation has the power to waive in advance, in its certificate of incorporation or by action of its board of directors, the corporation's interest or expectations in business opportunities or classes or categories of business opportunities, as those opportunities may be defined by the corporation. These classes or categories of opportunities could be defined in many different ways, including by type of business, by who originated the business opportunity, by who has the interest in the business opportunity, by the period of time, or by the geographical location. Our Board of Directors may consider and take action as permitted by this new statutory provision. If we waive an opportunity in accordance with this provision, a director would not be required to present the waived opportunity to us, even if pursuing the opportunity could be in our best interest, and instead could present it to other businesses, including the director's own business.

      In addition to the specific issues outlined above, other generally applicable laws may also affect our associated companies and us. The exact applicability of many of these laws to Internet e-commerce is, however, uncertain.

Conflicts of Interests

   We intend always to resolve conflicts of interest that arise between us and our directors, officers, affiliates and entities in which these persons have an interest in accordance with applicable Delaware corporate law. Accordingly, we intend that any future transactions between us and these persons and entities will be on terms no less favorable to us than can be obtained on an arm's length basis from unaffiliated third parties. Any of these transactions will be subject to approval by the disinterested members of our Board of Directors. However, we cannot guarantee that every contract or other transaction involving a conflict of interest will in fact be on terms as favorable to us as would have existed in the absence of the conflict of interest. Further, we cannot guarantee that we will not enter into transactions which we would not otherwise have entered into absent our relationship with the affiliated party.

   An amendment to the Delaware General Corporation Law, which became effective on July 1, 2000, clarifies that a corporation has the power to waive in advance, in its certificate of incorporation or by action of its board of directors, the corporation's interest or expectations in business opportunities or classes or categories of business opportunities, as those opportunities may be defined by the corporation. These classes or categories of opportunities could be defined in many different ways, including by type of business, by who originated the business opportunity, by who has the interest in the business opportunity, by the period of time, or by the geographical location. Our Board of Directors may consider and take action as permitted by this new statutory provision. If we waive an opportunity in accordance with this provision, a director would not be required to present the waived opportunity to us, even if pursuing the opportunity could be in our best interest, and instead could present it to other businesses, including the director's own business.

Financial Information About Our Associated Companies

   SEC reporting requirements and generally accepted accounting principles will determine the extent of financial information we provide about our associated companies. We may not be required to provide separate financial statements pertaining to any of our associated companies for periods after their acquisition by us. For periods prior to our acquisition or investment, we will only provide financial statements for a new associated company in a Form 8-K when at least one of three conditions specified by the SEC is met: (1) our proportionate share of the total assets of the associated company exceeds 20% of our consolidated total assets; (2) our equity in the pre-tax income or loss of the associated company exceeds 20% of our consolidated pre-tax income or loss; or (3) the amount paid by us as consideration for the associated company interest exceeds 20% of our consolidated total assets. In the event the Company makes an asset purchase, we will only provide financial statements of the newly acquired assets in a Form 8-K where the assets meet any of the above three conditions at the 10% level. The number of years of separate audited financial statements that we may provide for an associated company will be based on a sliding scale, depending on the significance to the Company of an associated company.

   Our stockholders may not be able to assess the impact and risks of our interests in our associated companies individually or in the aggregate. Our stockholders may have difficulty evaluating the success of any individual associated company and, accordingly, the success of our business strategy. Although we expect to recognize revenues, expenses and other income from our associated companies, each of which has a different cost structure and revenue model, we also generate expenses independent of our associated companies. Our total revenues, expenses and other income may therefore correlate to a lesser extent than those of companies in other industries. As a result, our operating results may be difficult for stockholders to interpret.

Other Wholly Owned Operating Subsidiaries

   Labor-to-Industry. The Company operates industrial facilities located within state and private prisons through its wholly owned subsidiary, Labor-to-Industry ("LTI"). LTI staffs these facilities principally with inmate labor under the guidelines of the 1979 Prison Industry Enhancement ("PIE") program. Congress established the PIE program to encourage state and local governments to create jobs for prisoners that approximate private sector work, pay the local prevailing wages for similar work, and enable inmates to acquire marketable skills to increase their chances for rehabilitation and employment upon release. In this outsourcing capacity, the Company solicits manufacturing, assembly, repair, kitting and fulfillment services and other businesses.

   Gregory FCA Communications. The Company conducts public and investor relations for emerging and established technology concerns, as well as publicly traded clients, through its wholly owned subsidiary, Gregory FCA Communications ("Gregory FCA"). Gregory FCA has a staff of 26 professionals that focus on gaining exposure for clients through national, trade and financial media. Gregory FCA was acquired with Yazam in March 2001.

Information About Parties to the Transaction

  U.S. Technologies Inc.

   . Description of Business

   . Description of Property

   . Legal Proceedings

   . Market Price of and Dividends on the Registrant's Common Equity and
     Related Stockholder Matters

   . Selected Financial Data

   . Management's Discussion and Analysis of Financial Condition and Results of
     Operations

   . Changes in and Disagreements with Accountants on Accounting and Financial
     Disclosure

   . Quantitative and Qualitative Disclosures About Market Risk

   . Quarterly data (unaudited)

   The above information is located in the Company's Form 10-K for the year ended December 31, 2000 or in the Company's Form 10-Q for the period ended March 31, 2001, both of which have been delivered herewith.

          2. AMENDMENT TO ELIMINATE THE RESTRICTION ON THE PREFERENCE THAT MAY BE CONFERRED ON THE PREFERRED STOCK OF THE COMPANY
                               UPON LIQUIDATION

   This amendment eliminates the restriction on the Board's ability to authorize preferential payments to holders of the Company's Preferred Stock in the event of involuntary liquidation. Currently, the Company's Certificate of Incorporation allows the Board to fix and determine preferential rights for Preferred Stockholders ahead of common stockholders in the event of an involuntary liquidation, subject to the following restriction. The restriction set forth in the Company's Restated Certificate of Incorporation states: "The aggregate preferential amount payable pursuant to the terms of any class or all classes, together, of Preferred Stock may not exceed twenty-five percent of the sum of Preferred Stock, Common Stock, capital surplus and earned surplus, less treasury shares of the Corporation and its Consolidated Subsidiaries that has been certified by the principal accounting officer of the Corporation, adjusted to reflect any changes in Preferred Stock, Common Stock, capital surplus and treasury shares since the date of such balance sheet, including any proposed issuance of shares of Preferred Stock." The foregoing language would be deleted from the Company's Certificate of Incorporation if this amendment is adopted. Currently, each outstanding series of Preferred Stock is subject to the limitations of this section of the Company's Restated Certificate of Incorporation.

   The Company agreed to amend the Certificate of Incorporation to eliminate this provision that restricts the liquidation preference on its preferred securities as part of an investment agreement dated July 16, 1998 between the Company and USV, the holder of all outstanding shares of Series A Preferred Stock. USV is a company owned and controlled by Gregory Earls, who is now Chairman and Chief Executive Officer of the Company. That agreement memorialized USV's initial $5 million investment in the Company's Series A Preferred Stock.

   USV has committed to converting all the Series A Preferred Stock into Company common stock upon the passage of the Charter Amendment. The Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock are mandatorily convertible once the Charter Amendment is passed and filed with the Secretary of the State of Delaware, where the Company is incorporated. The Voting Agreement between Messrs. Earls and Warren guarantees the passage of the Charter Amendment authorizing the Company to issue more shares of common stock. Thus, soon after passage of the Charter Amendment, all of the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock will be converted into common stock and the former holders of Preferred Stock will be holders of common stock ranking pari passu with all other holders of common stock. Because Series A, B, C and D Preferred Stock will not be in existence after passage of the Charter Amendment, it will be unnecessary to make conforming changes in the Certificates of Designation for the Series A, B, C and D Preferred Stock. Due to the fact that the Series F Stock is not mandatorily convertible to Common Stock in the event the amendment to increase the number of authorized shares of Common Stock becomes effective, the Company expects that some or all of the Series F Stock will be outstanding in the event that the amendment to reduce the liquidation preference becomes effective. Therefore, in case of involuntary liquidation of the Company, the liquidation preference of the Series F Stock will no longer be limited to 25% of the Company's net worth. See "THE CHARTER AMENDMENT--Interests of Certain Persons in the E2E Acquisition."

   It is the Company's opinion that eliminating the limitation on the liquidation preference on the Company's Preferred Stock should have no immediate effect on the current holders of Company common stock. However, elimination of the limitation on the preferential payment provision will permit the Company's Board to authorize and issue stock having a liquidation preference that may exceed 25% of the Company's net worth. The Company believes that elimination of this restriction is beneficial to the Company and its stockholders because the Company will have more flexibility, and as a result hopefully more opportunities, for rationalizing its capital structure, and conducting future financings. Passage of the amendment would not otherwise affect the authority vested in the Board of Directors to fix and determine voting powers, designations, relative, participating, optional or other special rights, and qualifications, limitations, or restrictions on any class of Company Preferred Securities either outstanding or to be issued in the future. See "THE CHARTER AMENDMENT--New Financings."

Vote Required and Board Recommendation

   In order to amend the Articles of Incorporation to eliminate the limitation on the liquidation preference conferred upon the Company's Preferred Stock, a majority of the total number of votes that could be cast at the annual meeting must vote in favor of the proposal.

   The Board of Directors recommends a vote FOR the amendment of Section 4 of the Company's Restated Certificate of Incorporation.

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

                  3. ADOPTION OF THE 1999 STOCK OPTION PLAN,
                       AS FURTHER AMENDED APRIL 27, 2001

   The 1999 Stock Option Plan was adopted by the Company's Board of Directors as of November 1, 1999. Subsequently, the 1999 Stock Option Plan was amended effective as of February 21, 2000, and further amended effective as of April 27, 2001, and as further amended (the "1999 Stock Option Plan"). The 1999 Stock Option Plan was adopted in order to permit the grant of stock options to directors, officers and key employees and consultants of the Company and its subsidiaries in order to focus the attention of management and other employees on the long-term improvement of stockholder value and to align the interests of management and the Company's stockholders. The Company's Board believes that the use of awards is important to the Company's ability to attract and retain talented people to manage the Company, and possibly to incentivize entrepreneurs to have their businesses become associated companies.

Summary of the Tax Consequences of the 1999 Stock Option Plan

   Requirements under Internal Revenue Code Section 162(m). Under Section 162(m), a publicly held corporation generally cannot deduct compensation paid to the chief executive officer or any of the four other most highly compensated officers to the extent that the compensation paid to such officer exceeds $1,000,000 in a taxable year. An exception to this deduction limitation exists for certain performance-based compensation. Compensation derived from stock options will qualify as performance-based compensation and be excepted from the $1,000,000 deduction limitation if the material terms of the compensation are disclosed to and approved by the stockholders and the compensation otherwise meets the requirements set forth in Code Section 162(m).

   In order to satisfy the requirements of Code Section 162(m), a stock option plan must generally provide for a maximum number of shares for which options may be granted to any participant during a calendar year. Under the 1999 Stock Option Plan, no participant may be granted awards having an aggregate fair market value of more than $100,000 during any calendar year.

   Compensation derived from stock options is generally treated as performance-based compensation for purposes of Code Section 162(m) only if the exercise price of the stock option is at least equal to the fair market value of the stock as of the date of grant. The 1999 Stock Option Plan provides that the exercise price of Non-Qualified Stock Options under the 1999 Stock Option Plan shall be equal to the fair market value of the Common Stock as of the date of grant. Code Section 162(m) also requires that the compensation committee of a stock option plan consist solely of two or more "outside directors." The 1999 Stock Option Plan provides that the Compensation Committee shall consist of no fewer than two directors, each of whom shall be an outside director within the meaning of Code Section 162(m) and a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act. While the 1999 Stock Option Plan, as discussed in the two preceding paragraphs, provides certain limits and other requirements in order that stock options granted under the 1999 Stock Option Plan may qualify as performance-based compensation under Code Section 162(m), other Awards granted under the 1999 Stock Option Plan may not qualify as performance-based compensation and thus may be subject to the $1,000,000 deduction limitation under Code Section 162(m).

   Transferability of Non-Qualified Stock Options. Rule 16b-3 promulgated under the Exchange Act no longer provides that non-qualified stock options must not be transferable in order to be exempt from the short-swing profit recovery provisions of the Exchange Act. In order to take advantage of this change to Rule 16b-3, the 1999 Stock Option Plan gives the Compensation Committee discretionary authority to grant Non-Qualified Stock Options that may be gratuitously transferred by the participant (but not the participant's transferee) to any member of the participant's immediate family, to a trust for the benefit of one or more members of the participant's immediate family, to a partnership or other entity in which the only partners or interest holders are members of the participant's immediate family, and to a charitable organization, or to any of the foregoing. The 1999 Stock Option Plan also gives the Compensation Committee discretionary authority to amend outstanding Non-Qualified Stock Options to provide for such transferability.

Summary of the 1999 Stock Option Plan

   The above discussion relating to the 1999 Stock Option Plan and the summary of the 1999 Stock Option Plan that is set forth below are qualified in their entirety by reference to the full text of the 1999 Stock Option Plan a copy of which has been filed as an exhibit to the Company's Form 10-K for the Year ended December 31, 2000, and which may be obtained by any stockholder by writing to U.S. Technologies Inc., 1130 Connecticut Avenue, NW, Suite 700, Washington, D.C. 20036.

   Eligibility. Any officer, other salaried employee, advisor or consultant of the Company or of any subsidiary of the Company is eligible to be granted awards under the 1999 Stock Option Plan. The Company estimates that substantially all of its employees are eligible to participate in the 1999 Stock Option Plan.

   Shares Available. Under the 1999 Stock Option Plan awards pertaining to up to 30,000,000 shares of Common Stock are reserved to be issued upon the exercise of stock options. A stock option or SAR granted under the 1999 Stock Option Plan expires prior to exercise, then the shares of Common Stock associated with such award will be available for future awards.

   Plan Administration. The Plan Committee makes all decisions regarding: (i) the granting of awards under the 1999 Stock Option Plan (ii) eligibility of employees to receive awards; and (iii) interpretation of the 1999 Stock Option Plan. The Plan Committee must consist of no fewer than two directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act and an "outside director" within the meaning of Code
Section 162(m).

   Duration. Any award must be granted prior to November 1, 2009. Unless otherwise specified by the Plan Committee in the grant of an award, once granted an award (if then vested) will terminate on the earlier of: (i) the date set forth in the grant of the award; (ii) ninety (90) days following the date on which the employee's employment is terminated for any reason (including retirement) other than death or permanent and total disability; or (iii) one year after the date of termination if by reason of death or disability. The Board of Directors or the Plan Committee may at any time and for any or no reason suspend or terminate 1999 Stock Option Plan if (i) the affected participant consents in writing to such modification or amendment, or (ii) there is a dissolution or winding up of the Company. An award may not be granted while the 1999 Stock Option Plan is suspended or after it has expired or been terminated.

   Awards granted while the 1999 Stock Option Plan is in effect shall not be altered or impaired by suspension or termination of the 1999 Stock Option Plan except upon the consent of any person to whom an Award was granted.

   Stock Options. Types of Stock Options. Stock options granted under the 1999 Stock Option Plan may be either Incentive Stock Options or Non-Qualified Stock Options. The Plan Committee determines the terms and conditions of each stock option granted. To qualify as an Incentive Stock Option under Code Section 422, the Incentive Stock Option must meet certain requirements including requirements regarding: (i) exercise price; (ii) duration; (iii) exercisability; and (iv) transferability.

   Exercise Price. The exercise price for each share of stock subject to an Incentive Stock Option may not be less than the Fair Market Value as determined by the Board of Directors or the Compensation Committee of Common Stock on the date the option is granted. In the case of an Incentive Stock Option granted to an employee who at the time the stock option is granted owns (as defined in the Code) stock possessing more than 10% of the total combined voting power of all classes of the Company the exercise price for each share of Common Stock, subject to the stock option, must be at least 110% of the Fair Market Value of the shares at the time of grant and the stock option cannot be exercisable after five years from the date of grant.

   The exercise price for each share subject to a Non-Qualified Stock Option shall be equal to the Fair Market Value of the Common Stock on the date the stock option is granted.

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

   Limit on Number of Incentive Stock Options. The aggregate Fair Market Value determined on the date of grant of the shares with respect to which Incentive Stock Options are exercisable for the first time by an employee in any calendar year may not exceed $100,000.

   Transferability. Incentive Stock Options are not transferable, other than by will or the laws of descent and distribution. Non-Qualified Stock Options are not transferable, other than by will or the laws of descent and distribution or pursuant to the terms of a qualified domestic relations order. If the participant should die, then such participant's legal representative or beneficiary may exercise such stock option not later than one year from the date of death. However, in no event may a stock option be exercised if it is not vested or at any time after the expiration date specified in such stock option.

   Payment. The exercise price of a stock option may be paid in cash, by certified check or by delivering already-owned shares of Common Stock having a Fair Market Value equal to the exercise price or by delivery of a combination of the above.

   Duration. The Code provides that in no case may an Incentive Stock Option be exercised after the tenth anniversary of the date on which it was granted, and in no case may an Incentive Stock Option granted to an individual who at any time of grant owned (together with members of his or her family) 10% or more of the combined total voting power of the Company be exercised after the fifth anniversary of the date on which it was granted. The Plan Committee has complete discretion in setting the duration of a Non-Qualified Stock Option and the duration of a Non-Qualified Stock Option will be as set forth in the grant.

   Vesting. Although not a requirement of the 1999 Stock Option Plan, it has been the Company's policy that Stock Options granted by the Company vest over a period of time, usually at a rate of 33.3% per year beginning on the first anniversary of the date of grant. The exact vesting schedule with respect to any stock option grant is subject to the complete discretion of the Compensation Committee and will be set forth in the grant of the Stock Option.

   Adjustment. To prevent dilution of the rights of a holder of a stock option in the event of any merger, consolidation, reorganization, recapitalization, stock (but not cash) dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares or other like change in structure of the Company, the 1999 Stock Option Plan provides for the adjustment of: (i) the number of shares upon which stock options may be granted; (ii) the number of shares subject to outstanding stock options; and, (iii) the exercise price of a stock option. Upon certain events constituting a change in control of the Company, as specified in the 1999 Stock Option Plan all stock options then outstanding will become immediately exercisable.

   Federal Income Tax Considerations--Treatment of Non-Qualified Stock Options. With respect to Non-Qualified Stock Options, a participant generally would realize ordinary income and the Company would receive a deduction in the year a stock option is exercised. (As discussed above under the heading "Summary of 1998 Amendments," Code Section 162(m) may limit the deduction to which the Company would otherwise be entitled.) In the case of Non-Qualified Stock Options, the amount of income would be equal to the difference between the stock option price and the Fair Market Value of the stock on the exercise date.

   Notwithstanding the preceding paragraph, Section 83 of the Code provides for deferral of taxation to the optionee and the deduction by the Company so long as the shares acquired upon exercise of the stock option are subject to the substantial risk of forfeiture and are not transferable. This deferral can be avoided, and the tax consequences described above with respect to the Non-Qualified Stock Options made applicable, if the optionee, within thirty days after the exercise of the stock option, makes an election to be taxed under Code Section 83(b).

   Treatment of Incentive Stock Options. With respect to Incentive Stock Options, generally, no income to an employee will result for federal income tax purposes upon either the granting or the exercise of an Incentive Stock Option under the 1999 Stock Option Plan. If the employee later sells the acquired stock at least two years after the date the Incentive Stock Option is granted and at least one year after the exercise of the Incentive Stock Option, the difference between the exercise price and the price at which the stock is sold is treated as a capital gain. If the employee's gain is taxed as a capital gain, the Company will not be allowed a deduction. If the employee disposes of the acquired stock before the end of such holding periods, (a) the employee will realize ordinary income in the year of disposition equal to the lesser of (i) the difference between the exercise price and the Fair Market Value of the stock on the exercise date or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized and (b) except as noted above, the Company will receive an equivalent deduction.

   Although an optionee does not realize ordinary income upon the exercise of an Incentive Stock Option, the excess of the Fair Market Value of the shares acquired at the time of exercise over the option price constitutes an adjustment to "alternative minimum taxable income" under Code Section 56, and thus may result in the optionee being subject to the "alternative minimum tax" pursuant to Code Section 55.

   Withholding. Where an individual is deemed to have compensation in respect of stock option exercises, payments or constructive receipt of SARs under the 1999 Stock Option Plan, income taxes will be withheld by the Company to the extent the Company is required to make such withholding. Any required withholding payable by a participant with respect to any tax may be paid in cash, in whole shares of Common Stock or in a combination of whole shares of Common Stock and cash having an aggregate Fair Market Value equal to the amount of any required withholding obligations. The Company may, at its discretion, either (i) withhold the amount of any taxes required by any government to be withheld or otherwise deducted upon payment of any Dividend Equivalent, Performance Shares or Units or Restricted Stock or exercise of any stock option or SAR from any other sums due to such participant or (ii) hold the stock certificates to which such participant is entitled as security for payment of such withholding tax liability until cash sufficient to pay such withholding has been accumulated.

   Change of Control Provisions. All Awards will automatically vest and become exercisable in the event of a "change of control," which is defined by the 1999 Stock Option Plan, as when either: (i) any person becomes the beneficial owner, directly or indirectly, of Company securities presenting thirty-five percent (35%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; (ii) there is a change in the composition of the Board over a period of twenty-four (24) months or less such that a majority of the directors cease, by reason of one or more proxy contests, to be comprised of individuals who either (x) have been directors continuously since the beginning of such period or (y) have been elected or nominated for election as a director during such period by at least two-thirds of the directors described in clause (x) who were still in office at the time such election or nomination was approved by the Board, or (iii) the stockholders shall approve a sale of all, or substantially all, the assets of the Company, or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clauses (i) or (ii) above.

   Changes, Suspension and Termination. The 1999 Stock Option Plan, may be amended, modified, suspended or terminated by the Board of Directors or the Plan Committee without stockholder approval. However, except for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, 1999 Stock Option Plan, may not be amended without the consent of holders of a majority of the outstanding shares of Common Stock represented at a meeting for which a quorum is present to: (i) increase the aggregate number of shares available for issuance under the 1999 Stock Option Plan (except for the adjustments described above); (ii) extend the maximum period during which options may be granted or exercised; (iii) change the class of persons eligible for options under the 1999 Stock Option Plan; or (iv) modify the requirements as to eligibility for participation in the 1999 Stock Option Plan.

Vote Required and Board Recommendation

   In order to approve the 1999 Stock Option Plan, a majority of the total number of votes that could be cast at the Annual Meeting must vote in favor of the proposal. Your Board recommends a vote FOR the approval of the

1999 Stock Option Plan. In considering the recommendation of the Board, stockholders should be aware that because directors and executive officers (who may also be members of the Board) are participants who have received Awards and are eligible to receive future Awards under the 1999 Stock Option Plan, each of them has an interest in the approval of the 1999 Stock Option Plan. See "EXECUTIVE OFFICERS AND COMPENSATION--Option Grants in 1999."

                       4. ELECTION OF BOARD OF DIRECTORS

Nominees

   Beth Dozoretz, Gregory Earls, Arthur Maxwell, George J. Mitchell, Carl J. Rickertsen, Peter G. Schiff, James V. Warren, William H. Webster, Henry T. Wilson and Eric D. Becker (the "Nominees") are standing for re-election to terms of office expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

   Each of the Nominees is willing, if elected, to continue to serve as a director. However, if any of them should decline or become unable to serve as a director, votes will be cast either for a substitute nominee designated by the Board of Directors, or, if no substitute is so designated, in the judgment of the person voting the proxy, which is expected to be a vote only for the other Board-designated nominees.

  Eric D. Becker
  Director Since May 2001

   Eric Becker is a Managing Partner and co-founder of Sterling Venture Partners. In 1983 Mr. Becker co-founded and served as a Managing General Partner of Sterling Capital, Ltd. He also co-founded and served as chief executive officer for Tango Communications, a Sterling portfolio company, prior to its sale to a public company. Mr. Becker is a director of a number of Sterling Venture Partners portfolio companies. He serves on the boards of the Maryland/Israel Development Center, Port Discovery Children's Museum, and the Garrison Forest School. Age: 39

  Beth Dozoretz
  Director since June 2000

   Beth Dozoretz has been Senior Vice-President and a Director of FHC Health Systems since June 1998. In 1999, she was the National Finance Chair of the Democratic National Committee. Prior to June 1998, she was primarily a homemaker and active in charitable and political interests. Ms. Dozoretz is also a member of the board of the U.S. Holocaust Memorial Museum, the Executive Committee of the American Israel Public Affairs Committee, George Washington University's National Council for Political Management, Harvard University's John F. Kennedy School of Government Women's Leadership Section, the Rabin Medical Center, the D.C. Jewish Community Center, and the Meridian House. Age:
49

  Gregory Earls
  Director since February 1999

   Gregory Earls currently is the Chairman of the Board, the Chief Executive Officer and the President of the company. During the year-ended December 31, 2000, Mr. Earls fulfilled the roles of Chief Financial Officer and Principal Accounting Officer of the company. Mr. Earls had been the Co-Chairman of the Board and Co-Chief Executive Officer of the company with James V. Warren since November 1999 until March 15, 2001. Mr. Earls served as sole Chairman of the company's Board of Directors and sole Chief Executive Officer from February 1999 until he began to share the positions with Mr. Warren in November 1999. Mr. Earls has been President and Chief Executive Officer of U.S. Viewing Corporation, a private investment management company, since 1980. Mr. Earls is also president and a director of privately-held Equitable Production Funding of Canada, Inc., a film licensing and communications holding company. He is also president and a director of National Networks, Inc., a private investment company. From 1992 to 1996, he served as chairman of the board of directors of Health and Sciences Television Network, Inc., a distributor of educational programming which was acquired by Primedia, Inc. in 1996. Mr. Earls has served as a director of Jayhawk Acceptance Corporation since he co-founded the finance company in 1994. Mr. Earls' previous business experience also included work with a large investment banking firm in the 1990's. Age: 56

  Arthur J. Maxwell
  Director since April 2000

   Since 1989 Arthur Maxwell has been President and Chief Executive Officer of Affordable Interior Systems, one of the largest business furniture manufacturers in the U.S. Age: 43.

  George J. Mitchell
  Director since April 2000

   The Honorable George J. Mitchell was a U.S. Senator from Maine from 1980 to 1995, and was Senator Majority Leader from 1989 to 1995. Since 1995, Senator Mitchell has been senior counsel to Verner, Liipfert, Bernard, McPherson & Hand of Washington, D.C., and senior counsel to Preti, Flaherty, Beliveau, Pachios & Halley of Portland, Maine. Senator Mitchell was Chairman of the Northern Ireland Peace Talks from 1996 to 1998. He also is a member of the board of directors of Federal Express Corporation, Unum Provident Corporation, KTI, Inc., The Walt Disney Company, Xerox Corporation, Starwood Hotels and Resorts, Unilever NV, Casella Waste Systems, Inc. and Staples, Inc. Age: 67

  Carl J. ("Rick") Rickertsen
  Director since April 2000

   Carl J. Rickertsen has been chief operating officer and a partner at Thayer Capital Partners, a Washington, D.C. investment management firm, since 1994. Mr. Rickertsen heads Thayer Capital Partners' information technology practice. He also is chairman of the board of directors of SAGA Systems, Inc., and a director of E-Plus Inc. and Global Vacation Group, Inc. Age: 41

  Peter G. Schiff
  Director since April 2000

   Peter G. Schiff is president of Northwood Ventures LLC, a private venture capital investment firm which he co-founded in 1983. He is also president of Northwood Capital Partners LLC and managing general partner of Rabbit Hollow Partners. Age: 49

  James V. Warren
  Director since November 1999

   Mr. Warren was the Co-Chairman of the Board of Directors and Co-Chief Executive Officer of the company from November 1999 until March 15, 2001. He and Mr. Earls shared responsibilities as Co-Chairmen of the Board of Directors and Co-Chief Executive Officers of the company. Mr. Warren is also President and Chief Executive Officer of The Spear Group, a global professional management company located in Atlanta, Georgia that he co-founded in 1981. The Spear Group develops and implements solutions for personnel and human resources management. Age: 67

  William H. Webster
  Director since April 2000

   The Honorable William H. Webster has been a senior partner in the Washington, D.C. office of the law firm of Milbank, Tweed, Hadley & McCloy since 1991. From 1987 to 1991, he was the Director of the U.S.
Central Intelligence Agency. Mr. Webster was Director of the Federal Bureau of Investigation from 1978 to 1987. He was a judge on the U.S. Court of Appeals, 8th Circuit, from 1973 to 1978. Age: 77

  Henry T. Wilson
  Director since April 2000

   Henry T. Wilson has been a Managing Director of Northwood Ventures LLC and Northwood Capital Partners LLC, private venture capital investment firms, since 1991. From 1986 to 1991, he was a vice-president for investment banking at Merrill Lynch & Co. Age: 41

Vote Required and Board Recommendation

   Directors are elected by a majority of the total number of votes cast at the Annual Meeting for each director seat. A Voting Agreement with respect to eight directors has been executed by and among USV Partners, LLC, James V. Warren, Jonathan J. Ledecky, Northwood Ventures LLC, and Northwood Capital Partners LLC. See "PROPOSAL 1--Interests of Certain Persons in the E2E Acquisition."

   Your Board has recommended a vote FOR each of its nominees for election.

                   COMPANY MARKET PRICES AND DIVIDEND POLICY

   The Company's Common Stock had been quoted on the OTC Bulletin Board under the symbol "USXX" until the Company's Form 10-K for the year ended December 31, 2000 was not timely filed. However, the Company's Common Stock is currently traded over-the-counter. The Company believes that its Common Stock will resume being quoted on the OTC Bulletin Board shortly after the Company becomes current in its reporting obligation.

   The following table sets forth the high and low bid prices of the Common Stock in the over-the-counter market for thus far in 2001, and the years ended December 31, 2000, 1999 and 1998. Prices are from the OTC Bulletin Board System. Quotations reflect inter-dealer prices without retail mark-up, mark-down or commissions, and may not necessarily represent actual transactions.

                   BID
             ---------------
              High     Low
             ------- -------
2001
 1st Quarter $0.5312 $0.1250
 2nd Quarter $0.5468 $0.0937
2000
 4th Quarter $0.8600 $0.1100
 3rd Quarter $1.2200 $0.6300
 2nd Quarter $2.9100 $1.0000
 1st Quarter $5.7500 $0.1500
1999
 4th Quarter $0.2600 $0.1000
 3rd Quarter $0.4100 $0.2100
 2nd Quarter $0.4600 $0.3200
 1st Quarter $0.5900 $0.3400
1998
 4th Quarter $0.6300 $0.3800
 3rd Quarter $0.7100 $0.4200
 2nd Quarter $0.9000 $0.6400
 1st Quarter $0.9200 $0.4400

   On February 18, 2000, the last trading day before the announcement of the E2E Acquisition Agreement, the last sale price for the Company's Common Stock as quoted on the OTC Bulletin Board System was $0.84 per share. On April 12, 2000, the date the E2E Acquisition was completed, the last sale price was $2.68 per share. On February 13, 2001, the last trading day before the announcement of the Yazam Merger Agreement, the last sale price for the Company's Common Stock as quoted on the OTC Bulletin Board System was $0.23. On March 27, 2001, the date the Yazam Acquisition was completed, the last sale price was $0.45 per share. On August 15, 2001, the last available sale price of the Company's Common Stock was $0.125. On that date, there were 529 holders of record of the Company's Common Stock. This number is exclusive of beneficial owners whose securities are held in street name.

   The Company has neither declared nor paid any cash dividends on its Common Stock. The Board of Directors' policy is to retain any earnings for the expansion and development of the Company's business. Stockholders of the Company's stock should not expect any declaration of dividends. Future dividend policy will be determined by the Board of Directors in light of existing circumstances and other factors considered relevant by the Board of Directors.

                              BOARD OF DIRECTORS

Board Size and Composition

   The Company's Bylaws provide that the Board of Directors shall consist of not less than one nor more than fifteen members. Each member of the Board of Directors is elected for a one-year term and until his or her successor is elected and qualified. The Board of Directors voted to expand its size to eight members in April, 2000 in connection with the Company's acquisition of E2Enet, in June 2000 to nine members, and in May 2001 up to ten members. With respect to the ten present directors of the Company, eight of such directorships are governed by a voting agreement, dated as of April 12, 2000, by and among the Company, USV Partners, LLC, James V. Warren, Northwood Ventures LLC, Northwood Capital Partners LLC and Jonathan J. Ledecky. Under the voting agreement, each of the parties has agreed to vote all of their U.S. Technologies Common Stock and all other U.S. Technologies securities then owned or acquired so that the board of directors shall be composed of four directors designated by USV Partners, LLC, two directors designated by Jonathan Ledecky and two directors designated jointly by Northwood Ventures LLC and Northwood Capital Partners LLC.

Board Committees and Meetings

   In the year ended December 31, 2000 the Board of Directors met three times, the Compensation Committee met twice and the Audit Committee met once. All directors attended at least 75% of the full board and individual committee meetings.

   Executive Committee. The Board of Directors has an Executive Committee composed of Gregory Earls, Carl J. Rickertsen and Peter G. Schiff. Mr. Earls serves as the Executive Committee Chairman. This committee was formed, and its members elected, by the Company's Board of Directors at its meeting held on May 15, 2000. During the intervals between meetings of the Board of Directors, this committee has the authority to exercise all of the powers of the Board of Directors in the management of the Company's business, property and affairs unless restricted by statute, by the Company's Restated Certificate of Incorporation, or by its Bylaws. This committee must exercise such authority in the best interests of the Company and consistent with any specific directions of the Board of Directors.

   Pursuant to resolutions adopted by the Board of Directors of the Company, the Board of Directors delegated to the Executive Committee the authority to approve any of the Company's equity investments not exceeding $1,000,000. Any such equity investments exceeding $1,000,000 requires the approval of the entire Board of Directors.

   Compensation Committee. The Board of Directors has a Compensation Committee composed of George J. Mitchell, Carl J. Rickertsen and Peter G. Schiff. Mr. Rickertsen serves as the Compensation Committee Chairman. This committee was formed, and its members elected, by the Company's Board of Directors at its meeting held on May 15, 2000. This Committee's responsibilities include administration of the Company's option plans and approval of executive compensation.

   Audit Committee. The Board of Directors has an Audit Committee composed of William H. Webster, Henry T. Wilson, and Arthur Maxwell. Mr. Webster serves as the Audit Committee Chairman. The Audit Committee was formed, and its members elected, by the Company's Board of Directors on May 15, 2000. This committee has the duties of recommending to the Board of Directors the appointment of independent auditors, reviewing their charges for services, reviewing the scope and results of the audits performed, reviewing the adequacy and operation of the Company's internal accounting controls, and performing other accounting, financial and operating control duties with respect to the Company. The Company's Audit Committee is not required to have a charter. However, on September 6, 2000, the Audit Committee approved and on September 12, 2000, the Board of Directors adopted, an Audit Committee Charter, a copy of which is attached as Appendix A to this proxy statement. The Board of Directors believes that all members of the Audit Committee are independent within the meaning of the NASD listing standards and SEC rules.

Board Compensation

   Directors of the Company are reimbursed for travel expenses related to their service on the Board of Directors. This reimbursement was the sole compensation directors received from the Company for their service as directors until 2000 when directors were granted stock options. Mr. Earls and the outside directors of the Company at the time of the closing of the E2E Acquisition were each awarded 250,000 stock options as of February 21, 2000 at an exercise price of $0.90. Those directors were Messrs. Webster, Mitchell, Rickertsen, Schiff, Wilson and Earls. Outside director Beth Dozoretz received a similar award of 250,000 stock options as of June 1, 2000 at an exercise price of $0.98. These options all have a three year vesting period.

   The Chairmen of the three Board Committees are awarded 15,000 stock options for their service. Such awards, with an exercise price of $1.34 per share, were made on May 16, 2000 to each of Messrs. Earls, Rickertsen and Webster. Each member, including the Chairmen of the Board Committees, are awarded 25,000 stock options for their service. Such awards, with an exercise price of $1.34 per share, were made on May 16, 2000, to each of Messrs. Earls, Mitchell, Webster, Wilson and Maxwell. Because Messrs. Rickertsen and Schiff are on two committees, they received 50,000 stock options each. All of these option grants have a three year vesting period, which requires the directors' service to continue through such period. These stock option awards and the June 1, 2000 grant to Beth Dozoretz were made subject to the condition that the Charter Amendment authorizing additional Common Stock becomes effective.

   On June 6, 2000, Mr. Earls was awarded 1,200,000 stock options at an exercise price of $1.56. These options have a four year vesting schedule.

   As of April 27, 2001, the Board of Directors were awarded 350,000 stock options each for their services for the most recent year. Such awards were made with an exercise price of $0.28 per share and have a three year vesting period, which requires directors service to continue through such period. Each director that served on a Board Committee received an additional 25,000 stock options. Such awards were made to each of Messrs. Maxwell, Mitchell, Rickertsen, Schiff, Webster, Becker and Wilson. Each director that served as a chairman of a Board Committee received an additional 25,000 stock options. Such awards were made to Messrs. Rickertsen and Webster. On the same date, Mr. Earls received 2,400,000 stock options for his service to the Company over the past year.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   During 2000, the Board of Directors had a separate compensation committee. Compensation decisions during 2000 were made by the Compensation Committee which consisted of Carl J. Rickertsen, George J. Mitchell and Peter G. Schiff.

   The Compensation Committee has sought to, and intends to, align the total compensation of the executive officers with the Company's performance and operating results, but, primarily seeks to reward the executive officers for their identification and realization of objectives consistent with the Company's long-term business strategy. The factors and criteria utilized by the Compensation Committee include the assessment of comparable information from other companies with similar operations. The Committee believes the performance on which executive officer compensation is based should be assessed both on an annual basis and also over a longer period of time to ensure that executive officers work to support both the Company's current objectives as well as its strategic objectives. The 1999 Stock Option Plan, as amended was introduced in order to focus the attention of management on the long-term improvement of stockholder value. The Committee believes the performance on which executive officer compensation is based should be assessed both on an annual basis and also over a longer period of time to ensure that executive officers work to support both the Company's current objectives as well as its strategic objectives. The Committee will consider all aspects of compensation provided to the executive officers prior to determining appropriate awards to be given under the 1999 Stock Option Plan, as Amended to each executive. See "Proposals to be Voted Upon--Approval of the 1999 Stock Option Plan, as Amended."

   The Compensation Committee believes that it has concentrated, and intends to continue to concentrate, the bulk of Mr. Earl's compensation as the Chief Executive Officer on long-term incentives such as stock option grants which are directly attributable to increasing stockholder value and achieving corporate objectives.

   The Compensation Committee believes that the foregoing combination of base salaries, merit increases, incentive bonuses, and performance-based stock options have helped develop executive officers dedicated to achieving significant improvement in both the short-term and long-term financial performance of the Company.

    By:Carl J. Rickertsen
       George J. Mitchell
       Peter G. Schiff
       (The Compensation Committee as of December 31, 2000)

                            AUDIT COMMITTEE REPORT

   The Audit Committee has reviewed and discussed the audited consolidated financial statements with management. Further, the Audit Committee has discussed with BDO Seidman, LLP, the Company's independent accountants, the matters required to be discussed in accordance with Statements on Auditing Standards 61. The Committee has received the written disclosures and the letter from BDO Seidman required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and has discussed independence with representatives from BDO Seidman.

   Based on its reviews and discussions of the matters referred to above, among others, the Audit Committee recommended to the Board of Directors that the consolidated financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on From 10-K for filing with the Securities and Exchange Commission.

    By:William H. Webster
       Henry T. Wilson Arthur
       J. Maxwell
       (The Audit Committee as of December 31, 2000)

                      EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers Who Are Not Directors

   The Executive Officers of the Company are elected annually by and serve at the pleasure of the Board for one year or until their successors are elected and qualified. The following Executive Officers of the Company were, or are, not directors:

   David Ledecky became associated with the company in March 2000 as a consultant and served as vice-president of operations from May 2000 until December 2000 when he resigned from the company. From May 1999 to August 1999, Mr. Ledecky was senior vice-president and chief operating office of E2Enet, Inc. Mr. Ledecky was a co-founder, director, senior vice-president, and chief legal administrative officer of Building One Services Corporation (formerly Consolidated Capital Corp. and Ledecky Brothers LLC, predecessor of Building One Services Corporation) from February 1997 to May 1999. From December 1992 to February 1997, Mr. Ledecky was an attorney at the Washington, D.C. law firm of Gomez, Boyd & Luskin. Age: 40.

   J.L. (Skip) Moore served as executive vice-president and chief operating officer of the company from November 1999 until March 2001. Mr. Moore was responsible for all operating activities of the company's prison-based outsourcing facilities until March 2001, when he resigned from the company. Prior to joining the company, Mr. Moore had been employed by the Spear Group in a number of capacities, most recently as chief operating officer. During his tenure at the Spear Group, Mr. Moore served as director and officer of several of the Spear Group's subsidiaries. Age: 46.

   Richard C. Legge, Jr. ("Rick") accepted the position of President of Labor-To-Industry in March 2001. From October 2001 to March 2001 he served as acting President of BuyLine.net, one of our associated companies, where his role was to develop a strategy to preserve shareholder value in this struggling e-commerce company. From May 1997 to October 2000 Rick was Division Manager of Joelson-Taylor Products, a large regional manufacturer of building products. For the twelve years ending in 1997 Rick lead the growth and international expansion of CES Wireless Electronics where he held positions including Sales Manager, Engineering Manager, V.P. Business Development and President, and then through a management buyout became Principle Owner and Chairman. Rick has over twenty years of electronics manufacturing experience and has led several successful turn-arounds.

   Allyson Holland joined the Company in May 2001 as Vice President of Finance, Controller and Principal Accounting Officer. From 1999 to 2001 Ms. Holland was Vice President of Finance and Administration with Direct Capital Securities Inc., an e-commerce company and capital access firm. From 1998 to 1999 Ms. Holland was Chief Financial Officer and Compliance Officer of Halbert Hargrove, an investment advisory firm and broker dealer. From 1997 to 1998 Ms. Holland was Chief Financial Officer of DBC Securities, a broker dealer and bond analytic company. Ms. Holland has over twenty years experience in the securities and financial services industries including Drexel Burnham and Lambert, Beverly Hills, where she worked in the High Yield and Convertible Bond Department as Vice President of the Business Management Division.

                            Executive Compensation

   The table below sets forth compensation paid by the Company and its subsidiaries for services rendered in all capacities during the year ended 2000 to each Chief Executive Officer of the Company and the only other executive officer of the Company whose compensation for 2000 exceeded $100,000.

Summary Compensation

                                                                          Long-Term Compensation
                                                                   ------------------------------------
                                           Annual Compensation     Restricted   All
                                        --------------------------   Stock    Options/   LTIP    Other
                                        Fiscal Salary  Bonus Other Awards(s)    SARs    Payouts Compe-
Name and Principal Position              Year   ($)     ($)   ($)     ($)       (#)       ($)    sation
---------------------------             ------ ------- ----- ----- ---------- --------- ------- -------
Gregory Earls(1).......................  2000  250,000   0     0       0      1,450,000    0       0
  Chairman of the Board, President and   1999   99,918   0     0       0        850,000    0       0
   Chief Executive Officer               1998        0   0     0       0              0    0       0

James Warren(2)........................  2000        0   0     0       0              0    0       0
  Former Co-Chairman of the Board and    1999        0   0     0       0      1,500,000    0       0
   Former Co-Chief Executive Officer     1998        0   0     0       0              0    0       0

J.L. (Skip) Moore(3)...................  2000  111,023   0     0       0        300,000    0       0
  Executive Vice President               1999        0   0     0       0        400,000    0       0
                                         1998        0   0     0       0              0    0       0

--------
(1)Mr. Earls was appointed Chief Executive Officer of the Company on February 11, 1999. From November 29, 1999 to March 15, 2001, Mr. Earls served as Co-Chief Executive Officer and Co-Chairman with James V. Warren.
(2)Mr. Warren was appointed and served as Co-Chief Executive Officer of the Company from November 29, 1999 until March 15, 2001
(3)Mr. Moore resigned from the Company in March 2001. The 300,000 options granted to Mr. Moore were terminated on the date of his resignation.

Option Grants




                     Individual Grants    Potential Realization Value
                  ----------------------    at Assumed Annual Rates
                              % of Total  of Stock Price Appreciation
                  Number of    Options        for Option Term
                  Securities  Granted To  ---------------------------
                  Underlying  Employees   Exercise or
                   Options    In Fiscal   Base Price       Expiration
Name              Granted(1)    Year      Per Share(2)        Date        5%(3)    10%(3)
----              ----------  ---------   ------------    -----------   --------- ---------
Gregory Earls(4). 1,200,000(5)    17.5%      1.562          06/06/10    1,178,800 2,987,300
Gregory Earls....   250,000        3.6%       0.90          02/21/10      139,600   354,600
J.L. (Skip) Moore   300,000        4.4%      1.343          06/06/10      253,400   642,000

--------
(1)Unless otherwise noted, options vest on a three-year schedule.
(2)On the date of grant, all options were granted at market price.
(3)The dollar amounts under these columns are the result of calculations from the date of grant to the expiration of the option at the 5% and 10% annual appreciation rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the Common Stock. No gain to the optionee is possible without an increase in price of the Common Stock. In order to reach the potential values set forth in the 5% and 10% columns of this table for options with a ten year term, the price per share of the Company's Common Stock would be $2.544, $1.450 and $2.188, respectively. In order to reach the potential values set forth in the 10% column of this table for options with a ten year term, the price per share of the Company's Common Stock would be $4.051, $2.308 and $3.483, respectively.
(4)These option grants are conditional; options may only be exercised following amendment of the Company's Charter to authorize the issuance of additional shares of Common Stock.
(5)These options vest equally over four years.

Options Exercised in 2000 and 2000 Year-End Values

      (a)             (h)        (c)                    (d)                                 (e)
                     Shares     Value     Number of Securities Underlying    Value of Unexercised In-the-Money
                  Acquired on  Realized     Unexercised Options/SARs at         Options/SARs at FY-End ($)
Name              Exercise (#)   ($)    FY-End (#) Exercisable/Unexercisable     Exercisable/Unexercisable
----              ------------ -------- ------------------------------------ ---------------------------------
Gregory Earls....      --         --           1,200,000/1,450,000(1)                       -0-
James Warren.....      --         --                1,500,000/0                             -0-
J.L. (Skip) Moore      --         --           400,000/300,000(1)(2)                        -0-

--------
(1)These option grants are conditional; such options may only be exercised following amendment of the Company's Charter to authorize the issuance of additional shares of Common Stock.
(2)Mr. Moore resigned from the Company in March 2001, and the 300,000 options granted to Mr. Moore in the year ended December 31, 2000 were terminated.

Employment Agreements, Termination of Employment, and Change-In-Control

   The company added James V. Warren and J.L. (Skip) Moore to its management team by entering into a Management Agreement, dated as of November 29, 1999, with Mr. Warren and Mr. Moore. Under the terms of the Management Agreement, Mr. Warren was elected a director, co-chairman of the company's board of directors, and co-chief executive officer. Gregory Earls' positions as chairman and chief executive officer of the company were modified to include Mr. Warren. Mr. Moore was elected to serve as the company's executive vice-president and chief operating officer. The accounting functions of the company were moved from the company's manufacturing facility at Lockhart, Texas to Atlanta, Georgia in accordance with the Management Agreement. Mr. Warren resigned his position as co-chairman and co-chief executive officer effective March 15, 2001. Mr. Moore resigned from the company in March, 2001. See "Certain Relationships and Related Transactions."

Compensation Committee Interlocks and Insider Participation

   Until May 15, 2000, the Board of Directors did not have a separate compensation committee. Prior to such date, all decisions regarding management compensation were made by the full Board of Directors. From February 1999 to November 1999, Gregory Earls was the sole member of the Board of Directors. From November 1999 until April 2000, the Board of Directors consisted solely of Gregory Earls and James V. Warren. During their respective terms as directors, Messrs. Earls and Warren were also executive officers of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

   Section 16(a) of the Securities Exchange Act of 1934 requires the company's directors, certain officers and persons who own more than 10% of the outstanding Common Stock of the company to file with the Securities and Exchange Commission reports of changes in ownership of the company's Common Stock held by such persons. Officers, directors and greater than 10% stockholders also are required to furnish the company with copies of all forms they file under Section 16(a).

   To the best of the company's knowledge, based solely on a review of the copies of such reports furnished to the company and representations that no other reports were required, during 2000, the company has complied with all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders.

                          BENEFICIAL OWNERSHIP TABLE

   The following table shows as of August 15, 2001, the number of all shares of the Company's voting securities beneficially held by each director, by each named executive officer and by each person known by the Company to beneficially own 5% or more of any class of the Company's voting securities, and by all directors and executive officers as a group. Except as otherwise indicated, to our knowledge, each owner has sole voting and investment power over his or her shares.







                                                      Shares of              Shares of               Shares of
                             Shares of                 Series A               Series B                Series C
                               Common                 Preferred              Preferred               Preferred
                               Stock                    Stock        % of      Stock         % of      Stock       % of
                            Beneficially      % of   Beneficially  Series A Beneficially   Series B Beneficially Series C
Name                          Owned(1)      Class(2)   Owned(1)     Class     Owned(1)      Class     Owned(1)    Class
----                        ------------    -------- ------------  -------- ------------   -------- ------------ --------
Gregory Earls(4)...........   4,976,360(5)   14.05%    573,700(6)   93.28%          --         --      2,120(7)   46.76%
USV Partners, LLC(8).......   2,549,352       7.73%    483,840(9)   78.67%          --         --      2,120(10)  46.76%
Jonathan Ledecky(11).......          --         --          --         --    52,641.85      47.00%        --         --
Northwood Ventures
 LLC(12)...................          --         --          --         --    49,656.77      44.34%        --         --
Texas Pacific Group(13)....   1,109,055(14)   3.52%         --         --           --         --         --         --
The Carlyle Group(15)......     857,671(14)   2.74%         --         --           --         --         --         --
James V. Warren(16)........   7,857,152(17)  20.52%      5,000(18)    *             --         --         --         --
Northwood Capital
 Partners LLC(19)..........          --         --          --         --     7,094.17       6.33%        --         --
Microdent Ltd.(20).........     295,749(14)    *            --         --           --         --         --         --
China Development
 Industrial Bank(21).......     184,843(14)    *            --         --           --         --         --         --
Peter G. Schiff(22)........      83,333(23)    *            --         --           --         --         --         --
Carl J. Rickertsen(24).....      83,333(25)    *            --         --           --         --         --         --
George J. Mitchell(26).....      83,333(27)    *            --         --        69.79(28)    *           --         --
William H. Webster(29).....      83,333(30)    *            --         --           --         --        150(31)   3.31%
Henry T. Wilson(32)........      83,333(33)    *            --         --           --         --         --         --
Arthur J. Maxwell(34)......      83,333(35)    *            --         --           --         --        500(36)  11.03%
Beth Dozoretz(37)..........         -0-(38)    *            --         --           --         --         --         --
J. L. (Skip) Moore(39).....     400,000(40)   1.29%         --         --           --         --         --         --
David Ledecky(41)..........     400,000(42)   1.29%         --         --       174.26(43)    *           --         --
Accenture LLP (f/k/a
 Andersen Consulting
 L.L.P.)(44)...............          --         --          --         --           --         --         --         --
All directors and executive
 officers as a group(45)...  14,133,510      40.42%    587,700      94.10%      244.05        *         2770      61.09%

                                                                         Shares of
                                                                           Common
                                                                           Stock
                                                                        Beneficially
                                                                           Owned
                                                                          Assuming
                             Shares of             Shares of             Conversion
                              Series D              Series F               of all
                             Preferred             Preferred            Outstanding
                               Stock       % of      Stock       % of    Classes of       % of
                            Beneficially Series D Beneficially Series F  Preferred     All Classes
Name                          Owned(1)    Class     Owned(1)    Class     Stock(1)     Combined(3)
----                        ------------ -------- ------------ -------- ------------   -----------
Gregory Earls(4)...........        --       --            --        --   53,463,019(5)    31.33%
USV Partners, LLC(8).......        --       --            --        --   43,670,437       25.86%
Jonathan Ledecky(11).......        --       --            --        --   26,320,923       15.58%
Northwood Ventures
 LLC(12)...................        --       --            --        --   24,828,385       14.70%
Texas Pacific Group(13)....        --       --     10,119.77     36.96%  11,228,825        5.11%
The Carlyle Group(15)......        --       --      7,825.96     28.59%   8,683,631        5.12%
James V. Warren(16)........        --       --            --        --    8,266,988        4.85%
Northwood Capital
 Partners LLC(19)..........        --       --            --        --    3,547,085        2.10%
Microdent Ltd.(20).........        --       --      2,698.61      9.85%   2,994,359        1.77%
China Development
 Industrial Bank(21).......        --       --      1,686.63      6.16%   1,871,473        1.11%
Peter G. Schiff(22)........        --       --            --        --       83,333         *
Carl J. Rickertsen(24).....        --       --            --        --       83,333         *
George J. Mitchell(26).....        --       --            --        --      118,226         *
William H. Webster(29).....        --       --            --        --      426,781         *
Henry T. Wilson(32)........        --       --            --        --       83,333         *
Arthur J. Maxwell(34)......        --       --            --        --      428,161         *
Beth Dozoretz(37)..........        --       --            --        --          -0-         *
J. L. (Skip) Moore(39).....        --       --            --        --      400,000         *
David Ledecky(41)..........        --       --            --        --      487,131         *
Accenture LLP (f/k/a
 Andersen Consulting
 L.L.P.)(44)...............   1,552.5      100%           --        --    1,552,500         *
All directors and executive
 officers as a group(45)...        --       --            --        --   63,840,305       36.81%

--------
  * Constitutes less than 1% of the Company's class of, or fully-diluted, stock as applicable.
 (1)"Beneficial Ownership" includes shares for which an individual or entity, directly or indirectly, has or shares, or has the right within sixty (60) days to have or share, voting or investment power or both. Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 of the Exchange Act. Options to purchase shares of Common Stock will be considered to be vested if such options vest by October 14, 2001.
 (2)The percentage of ownership reported for each person, entity or group appearing in this column is based on the 30,430,458 shares of Common Stock outstanding as of August 15, 2001, plus shares of Common Stock issuable upon the exercise or conversion of such entity's or individual's vested options and warrants only (excluding shares of Common Stock issuable upon the exercise of options which do not vest by October 14, 2001 and shares of Common Stock issuable upon the exercise or conversion of options and warrants which are not exercisable or convertible until after the amendment of the Company's Restated Certificate of Incorporation, as described herein (the "Charter Amendment"). For purposes of calculating the percentage in this column, we have assumed that no outstanding shares of the Company's preferred stock are convertible into shares of Common Stock.
 (3)The percentage of ownership reported for each person, entity or group appearing in this column is based on the 30,430,458 shares of Common Stock outstanding as of August 15, 2001, plus shares of Common Stock issuable upon the conversion of all shares of Series A, Series B, Series C, Series D and Series F Preferred Stock. Assuming such conversions, the Company would have 168,893,689 shares of Common Stock outstanding.
 (4)Mr. Earls is the Chairman and Chief Executive Officer of the Company.
 (5)This amount includes the following shares which may be deemed to be beneficially owned by Mr. Earls: (i) 500,000 shares issuable upon the exercise of warrants held directly by The Earls Family Limited Partnership;
    (ii) 693,675 shares of Common Stock owned directly by Equitable Production Funding, Inc.; (iii) 1,233,333 shares issuable upon the exercise of stock options issued to Mr. Earls under the Company's 1999 Stock Option Plan, as amended (the "1999 Stock Option Plan"); and (iv) 2,549,352 shares of Common Stock held by USV Partners, LLC ("USV"). Mr. Earls is the sole member of USV Management, LLC, the manager of USV, and an investor in USV. This amount excludes shares beneficially owned by James V. Warren.
    The amount in this column does not include an additional (i) 3,300,000 shares of common stock issuable pursuant to options not vested and subject to the Charter Amendment, or (ii) 166,667 shares of common stock issuable pursuant to options not vested and not subject to the Charter Amendment.
     Forpurposes of Rule 13d-3 of the Securities Exchange Act of 1934, Mr.
    Earls may be deemed to be the beneficial owner of all shares owned by USV. Mr. Earls disclaims beneficial ownership over the shares of Common Stock held directly by USV, except for an amount of such shares held by USV represented by Mr. Earls' pecuniary interest therein.
     Forpurposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, Mr. Earls may be deemed to be the beneficial owner of all shares owned by James V. Warren because Mr. Earls is entitled to vote Mr.
    Warren's shares solely for purposes of effecting the Charter Amendment.
    Mr. Earls disclaims beneficial ownership over all shares of Common Stock beneficially owned by Mr. Warren.
     Forpurposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended, Mr. Earls may be deemed to be the beneficial owner of all shares owned by The Earls Family Limited Partnership and Equitable Production Funding, Inc. because Mr. Earls owns all of the capital stock of Equitable Production Funding, Inc. and controls The Earls
    Family Limited Partnership.
     Pursuantto an agreement entered into by Mr. Earls, USV and The Earls Family Limited Partnership in favor of the Company, such parties have agreed not to convert any securities held by them which are convertible into shares of Common Stock (including options, warrants, Series A preferred shares, Series C preferred shares, and Series F preferred shares) until after the Charter Amendment.
 (6)Such shares of Series A Preferred Stock are convertible into 47,024,590 shares of Common Stock. The amount shown includes 483,840 shares of the Company's Series A Preferred Stock, which are convertible into 39,659,016 shares of Common Stock, held directly by USV. Mr. Earls is the sole member of USV Management, LLC, the manager of USV, and an investor in USV. For purposes of Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Earls may be deemed to be the beneficial owner of all shares owned by USV. Mr. Earls disclaims beneficial ownership over the shares of Common Stock held directly by USV, except for an amount of such shares held by USV represented by Mr. Earls' pecuniary interest therein.
     Pursuantto an agreement entered into by Mr. Earls, USV and The Earls Family Limited Partnership in favor of the Company, such parties have agreed not to convert any securities convertible into shares of Common Stock (including options, warrants, Series A preferred shares, Series C preferred shares, and Series F shares) until after the Charter Amendment.
 (7)These 2,120 shares of Series C Preferred Stock, which are mandatorily convertible into 1,462,069 shares of Common Stock after the Charter Amendment, are held directly by USV. Mr. Earls is the sole member of USV Management, LLC, the manager of USV. For purposes of Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Earls may be deemed to be the beneficial owner of all shares owned by USV. Mr. Earls disclaims beneficial ownership over the shares of Common Stock directly beneficially owned by USV, except for an amount of such shares held by USV represented by Mr. Earls' pecuniary interest therein.
     Pursuantto an agreement entered into by Mr. Earls, USV and The Earls Family Limited Partnership in favor of the Company, such parties have agreed not to convert any securities held by them which are convertible into shares of Common Stock (including shares of Series C Preferred Stock) until after the Charter Amendment.
 (8)USV's address is c/o U.S. Technologies Inc., 1130 Connecticut Avenue, NW, Suite 700, Washington, D.C. 20036.
 (9)Such shares of Series A Preferred Stock are convertible into 39,659,016 shares of Common Stock. Pursuant to an agreement entered into by USV in favor of the Company, USV has agreed not to convert any securities held by them which are convertible into shares of Common Stock (including shares of Series A Preferred Stock) until after the Charter Amendment.

(10)Such shares of Series C Preferred Stock are mandatorily convertible into 1,462,069 shares of Common Stock after the Charter Amendment. Pursuant to an agreement entered into by USV in favor of the Company, USV has agreed not to convert any securities held by it which are convertible into shares of Common Stock (including shares of Series C Preferred Stock) until after the Charter Amendment.
(11)Mr. Ledecky's address is c/o U.S. Technologies Inc., 1130 Connecticut Avenue, NW, Suite 700, Washington, D.C. 20036.
(12)Northwood Ventures LLC's and Northwood Capital Partners LLC's address is 485 Underhill Boulevard #205, Syosset NY 11791-3491. These entities will be referred to herein together as "Northwood" and may be deemed to be a "group" for purposes of Rule 13d of the Exchange Act.
(13)Texas Pacific Group's address is 201 Main Street, Suite 2420, Fort Worth, Texas 76111. The amount shown includes: 5,608.18 shares of Series F preferred stock and 614,617 warrants owned directly by TPG Partners III, L.P., 728.61 shares of Series F preferred stock and 79,851 warrants owned directly by TGP Partners III, L.P., 146.66 shares of Series F preferred stock and 16,072 warrants owned directly by TPG Dutch Parallel III, C.V.,
    388.14 shares of Series F preferred stock and 37,058 warrants owned directly by TPG Investor III, L.P., 2,599.83 shares of Series F preferred stock and 284,923 warrants owned directly by T2 Partners, L.P., 196.38 shares of Series F preferred stock and 21,522 warrants owned directly by T3 Parallel, L.P. 151.07 shares of Series F preferred stock and 16,556 warrants owned directly by T3 Dutch Parallel, C.V., 145.58 shares of Series F preferred stock and 969 warrants owned directly by FOF Partners III, L.P., and 196.48 shares of Series F preferred stock and 21,532 warrants owned directly by FOF Partners II- B, L.P.
(14)This amount represents warrants to purchase shares of Common Stock.
(15)The Carlyle Group holds these shares through CIPE Investment I, L.P. and its address is 57 Berkeley Square, London, W1X5DA, United Kingdom.
(16)Mr. Warren is a director of the Company.
(17)This amount includes: (i) 6,357,152 shares of Common Stock that are owned directly by Mr. Warren and may be voted by Mr. Earls in favor of the Charter Amendment as discussed in footnote five above; (ii) 1,500,000 shares of Common Stock issuable upon the exercise of presently exercisable stock options issued to Mr. Warren under the 1999 Stock Option Plan; and
    (iii) 38,500 shares of Common stock owned directly by Mr. Warren's wife, which Mr. Warren may be deemed to beneficially own.
    The amount of this column does not include an additional (i) 350,000 shares of common stock issuable pursuant to options not vested and subject to the Charter Amendment.
(18)Such shares of Series A Preferred Stock are convertible into 409,836 shares of Common Stock after the Charter Amendment becomes effective. Mr. Warren invested $50,000 in USV in April 2000 and acquired a membership interest in USV. Based on Mr. Warren's investment in USV, Mr. Warren may be deemed to have a beneficial interest in shares of Series A Preferred Stock held by USV in an amount so disclosed in this column.
(19)Northwood Capital Partners LLC's address is 485 Underhill Boulevard, #205, Syosset, NY 11791-3491. See Note 12.
(20)Microdent Ltd.'s address is Technology Park, Manhat, 91487, Jerusalem,
    Israel.
(21)China Development Industrial Bank Inc.'s address is 9 F 125 Nanking East Road, Section 5, Taipei 105, Taiwan.
(22)Mr. Schiff is a director of the Company. Mr. Schiff is the president of both Northwood Ventures LLC and Northwood Capital Partners LLC. For purposes of Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Schiff may be deemed to be the beneficial owner of the shares held by Northwood.
(23)This amount does not include: (i) an additional 50,000 shares of Common Stock issuable upon the exercise of vested options which may not be exercised until after the Charter Amendment; (ii) an additional 475,000 shares of Common Stock issuable pursuant to options which have not vested and are subject to the Charter Amendment; and (iii) 166,667 shares of Common Stock issuable upon the exercise of options which have not vested and are not subject to the Charter Amendment, all of which shares are deemed not to be beneficially owned pursuant to Rule 13d-3. Such options were received as compensation for service on the Company's board of directors.
(24)Mr. Rickertsen is a director of the Company.
(25)This amount does not include: (i) an additional 55,000 shares of Common Stock issuable upon the exercise of vested options which may not be exercised until after the Charter Amendment; (ii) an additional 510,000 shares of Common Stock issuable pursuant to options which have not vested and are subject to the Charter Amendment; and (iii) an additional 166,667 shares of Common Stock issuable upon the exercise of options which have not vested and are not subject to the Charter Amendment, all of which shares are deemed not to be beneficially owned pursuant to Rule 13d-3. Such options were received as compensation for service on the Company's board of directors.
(26)Senator Mitchell is a director of the Company.
(27)This amount does not include: (i) an additional 41,600 shares of Common Stock issuable upon the exercise of vested options which may not be exercised until after the Charter Amendment; (ii) an additional 458,400 shares of Common Stock issuable pursuant to options which have not vested and are subject to the Charter Amendment; and (iii) an additional 166,667 shares of Common Stock issuable upon the exercise of options which have not vested and are not subject to the Charter Amendment, all of which shares are deemed not to be beneficially owned pursuant to Rule 13d-3. Such options were received as compensation for service on the Company's board of directors.
(28)Such shares of Series B Preferred Stock are mandatorily convertible into 34,893 shares of Common Stock after the Charter Amendment.
(29)Judge Webster is a director of the Company.
(30)This amount does not include: (i) an additional 46,667 shares of Common Stock issuable upon the exercise of vested options which may not be exercised until after the Charter Amendment; (ii) an additional 493,333 shares of Common Stock issuable pursuant to options which have not vested and are subject to the Charter Amendment; and (iii) an additional 166,667 shares of Common Stock issuable upon the exercise of options which have not vested and are not subject to the Charter Amendment, all of which shares are deemed not to be beneficially owned pursuant to Rule 13d-3. Such options were received as compensation for service on the Company's board of directors.
(31)Such shares of Series C Preferred Stock are mandatorily convertible into 103,448 shares of Common Stock after the Charter Amendment.

(32)Mr. Wilson is a director of the Company. Mr. Wilson is a managing director of both Northwood Ventures LLC and Northwood Capital Partners LLC. For purposes of Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Wilson may be deemed to be the beneficial owner of shares held by Northwood.
(33)This amount does not include: (i) an additional 41,600 shares of Common Stock issuable upon the exercise of vested options which may not be exercised until after the Charter Amendment; (ii) an additional 458,400 shares of Common Stock issuable pursuant to options which have not vested and are subject to the Charter Amendment; and (iii) an additional 166,667 shares of Common Stock issuable upon the exercise of options which have not vested and are not subject to the Charter Amendment, all of which shares are deemed not to be beneficially owned pursuant to Rule 13d-3. Such options were received as compensation for service on the Company's board of directors.
(34)Mr. Maxwell is a director of the Company.
(35)This amount does not include: (i) an additional 41,600 shares of Common Stock issuable upon the exercise of vested options which may not be exercised until after the Charter Amendment; (ii) an additional 458,400 shares of Common Stock issuable pursuant to options which have not vested and are subject to the Charter Amendment; and (iii) an additional 166,666 shares of Common Stock issuable upon the exercise of options which have not vested and are not subject to the Charter Amendment, all of which shares are deemed not to be beneficially owned pursuant to Rule 13d-3. Such options were received as compensation for service on the Company's board of directors.
(36)Such shares are convertible into 344,828 shares of Common Stock. Such shares are held directly by Affordable Interior Systems. Mr. Maxwell is the President and Chief Executive Officer of Affordable Interior Systems. For purposes of Rule 13d-3 of the Securities Exchange Act of 1934, Mr. Maxwell may be deemed to be the beneficial owner of these shares. However, Mr. Maxwell disclaims beneficial ownership of any of the shares owned by Affordable Interior Systems.
(37)Ms. Dozoretz is a director of the Company.
(38)This amount does not include: (i) 87,500 shares of Common Stock issuable upon the exercise of vested options which may not be exercised until after the Charter Amendment and (ii) an additional 612,500 shares of Common Stock issuable pursuant to options which have not vested and are subject to the Charter Amendment, all of which shares are deemed not to be beneficially owned pursuant to Rule 13d-3. Such options were received as compensation for service on the Company's board of directors.
(39)Mr. Moore resigned from the Company in March 2001.
(40)All of Mr. Moore's options are currently vested and exercisable.
(41)Mr. Ledecky resigned from the Company in December 2000.
(42)Upon Mr. Ledecky's resignation from the Company, Mr. Ledecky's options became fully vested. This amount does not include an additional 300,000 of vested options which are not exercisable until after the Charter Amendment.
(43)Such shares are mandatorily convertible into 87,131 shares of Common Stock after the Charter Amendment
(44)Accenture LLP's address is 100 South Wacker Drive, Chicago Illinois 60606.
(45)Includes the shares described in all footnotes above relating to directors and executive officers. There were no other executive officers of the Company as of August 15, 2001 that beneficially owned any shares of Common Stock.

                        COMMON STOCK PERFORMANCE GRAPH

               Comparison of Five-Year Cumulative Total Returns
                             Performance Graph for
                            U.S. TECHNOLOGIES INC.

              Produced on 6/22/2001 including data to 12/29/2000

                                    [CHART]

Common Stock Performance Graph

[Graphic]



                   1995   1996  1997   1998   1999   2000
U.S. TECH         $100.0 $23.3  $145.5 $113.5 $64.0 $43.6
NASDAQ            $100.0 $123.0 $150.7 $212.4 $394.8 $237.4
Nasdaq Electronic $100.0 $173.2 $181.6 $280.5 $521.6 $428.7

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   The Company issued 500,000 shares of its Series A Stock to USV in an offering that closed May 15, 1999. The Company also issued to USV warrants to purchase 500,000 shares of the Company's Common Stock. For the Series A Stock and the warrants, USV paid an aggregate of $5,000,000. USV transferred the warrants to the Earls Family Limited Partnership after their issuance in consideration for approximately $400,000 in cash contributed by the Earls Family Limited Partnership to USV. Gregory Earls controls both USV and the Earls Family Limited Partnership. The terms of the Series A Stock were amended on November 29, 1999 to cancel the right of the Series A stockholders to receive an annual dividend and in consideration thereof to change the conversion price for the Series A Stock to $0.122. On April 12, 2000, USV purchased an additional 125,000 shares of Series A Stock at $10.00 per share. On April 12, 2000, USV also purchased 2,120 shares of Series C Preferred Stock, which shares are convertible into 1,461,069 shares of Common Stock.

   As of March 1, 2000 the amount of shares of Common Stock derived from the conversion of the Company's Convertible Preferred Stock and the exercise on conversion of convertible securities would have exceeded the number of shares of Common Stock authorized by the Company's Restated Certificate of Incorporation. Therefore, USV and the Company entered into a March 1, 2000 waiver agreement pursuant to which USV waived its right of conversion until an appropriate amendment to the Company's Restated Certificate of Incorporation (as previously discussed) is filed with the Delaware Secretary of State. On September 20, 2000, this waiver was extended to cover all convertible securities beneficially owned by Mr. Earls.

   Under the terms of a November 29, 1999 Management Agreement with both James
V. Warren and J.L. (Skip) Moore, Mr. Warren was elected Director, Co-Chairman, and Co-Chief Executive Officer of the Company. As Co-Chairman and Co-Chief Executive Officer, Mr. Warren shared responsibilities for those positions with

Gregory Earls. Mr. Moore was elected Executive Vice President and Chief Operating Officer of the Company. The Management Agreement also provided that:

   . the conversion price for the Series A Stock was changed to $0.122 per share;

   . Mr. Warren was granted options under the Company's 1999 Stock Option Plan to purchase 1,500,000 shares of Common Stock; and

   . Mr. Moore was granted options under the Company's 1999 Stock Option Plan to purchase 400,000 shares of Common Stock.

   In connection with the E2Enet acquisition, the Company committed to raise capital for general corporate purposes. To fulfill this commitment, the Company sold Series C stock. On April 12, 2000, the Company's offering of 5,184 shares of Series C Stock for an aggregate of $5,184,000 was fully subscribed. Ultimately, the Company received funds for 4,534 shares of Series C Stock for an aggregate of $4,534,000, or $4,337,914 net of issuance costs. Several directors of the Company took part in that offering. William Webster purchased 150 shares. Affordable Interior Systems, an entity controlled by Arthur Maxwell, purchased 500 shares through Affordable Interior Systems, and USV, which is controlled by Gregory Earls, purchased 2,120 shares.

   In connection with the Company's offering of Series A Preferred Stock in April 2000, Mr. Warren invested $50,000 in USV. Therefore, Mr. Warren has an indirect interest in 5,000 shares of Series A Stock that are owned directly by USV.

   As of December 31, 2000, the Company's operations and accounting center was located in the offices of The Spear Group in Norcross, Georgia. James V. Warren, the former Co-Chairman of the Company's Board of Directors and former Co-Chief Executive Officer, is the co-founder and president of The Spear Group. The Company had a management services arrangement with The Spear Group, pursuant to which The Spear Group provided operating, accounting, and administrative services for the Company's prison facilities during 2000. The Company paid approximately $97,000 to The Spear Group pursuant to this arrangement. As of mid-March 2001, the Company's management services arrangement with The Spear Group also terminated. The Company's operating services were transferred to an office in DeBary, Florida and accounting and administrative services were consolidated in the Company's executive officers in Washington, D.C.

   During the year ended December 31, 2000, the Company recorded other income of $206,863, of which $136,000 was due to management and facilities fees charged to Portris, OneMade and WebMilestones.

   On December 27, 2000, the Company purchased 3,450,000 shares of Buyline common stock for $345 from Northwood Ventures L.L.C. and Northwood Capital Partners L.L.C., entities controlled by Peter G. Schiff and Henry T. Wilson, members of the Company's Board of Directors.

   Effective as of June 30, 2001, the Company sold all of its shares of Buyline.net, Incorporated to an entity wholly owned by Gregory Earls. As consideration for such shares, the purchaser delivered to the Company a promissory note in the principal amount of $100,000. The promissory note, plus accrued interest, will become due and payable only upon the earlier of, and only to the extent of: (i) any distributions by Buyline or (ii) the sale by such purchaser of its shares of Buyline. The Company has the right to repurchase for $250,000 such Buyline shares at any time prior to June 30, 2004. Such transaction was approved by at least a majority of the disinterested directors of the Company.

   On July 20, 2001, various affiliates of the Texas Pacific Group ("TPG") entered into an agreement to sell their shares of Series F Stock to USV Partners at $150.00 per share by August 3, 2001 and USV entered into a Waiver and Replacement Agreement with respect to those shares. USV and its assignees expect to close the transaction soon. See "PROPOSAL 1--Series F Stock Waiver and Replacement Agreement."

                             INDEPENDENT AUDITORS

   BDO Seidman, LLP has served as the Certified Public Accountants for the fiscal year ended December 31, 2000 and has served in this capacity since the year ended December 31, 1997. The Board's Audit Committee is expected to recommend prior to year end who the Board will engage as the Company's Certified Public Accountants for the fiscal year ending December 31, 2001. Representatives of BDO Seidman are not expected to be present at the annual meeting.

   Audit Fees. The aggregate fees billed by BDO Seidman for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2000 and the reviews of financial statements included in the Company's Forms 10-Q for the year ended December 31, 2000 were $434,700.

   All Other Fees. BDO Seidman provided other services to the Company in the year ended December 31, 2000 for which they were paid $148,200, none of which related to information technology consulting services.

   The Company's audit committee has considered whether the non-audit services provided by the Company's auditors in connection with the year ended December 31, 2000 were compatible with the auditors' independence.

                             FINANCIAL INFORMATION

   Additional information concerning the Company, including consolidated financial statements of the Company, is provided in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and in the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2001, as filed with the Securities and Exchange Commission on August 7, 2001 and August 7, 2001, respectively. This Annual Report on Form 10-K and this Quarterly Report on Form 10-Q are available to stockholders without charge.

   We have undertaken to deliver with this proxy statement a copy of our Annual Report on Form 10-K for the year ended December 31, 2000 and a copy of our Quarterly Report on Form 10-Q for the period ended March 31, 2001. If you have received this proxy statement without receiving either our Annual Report on Form 10-K for the year ended December 31, 2000 or our Quarterly Report on Form 10-Q for the period ended March 31, 2001, we will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of that person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of such Report including any and all information that has been incorporated by reference into the proxy statement. Such requests should be directed as follows:

          Dana Rochelle, Investor Relations
          U.S. Technologies Inc.
          1130 Connecticut Avenue, N.W.
          Suite 700
          Washington, D.C. 20036
          (202) 466-3100

   Neither the Annual Report on Form 10-K for the year ended December 31, 2000 nor the Quarterly Report on Form 10-Q for the period ended March 31, 2001 is to be treated as part of the proxy solicitation materials or as having been incorporated hereby by reference.

                                          By Order of the Board of Directors,
                                          /s/ Gregory Earle
                                          Gregory Earls
                                          Chairman of the Board and
                                          Chief Executive Officer

Washington, D.C.
August 17, 2001

                        INDEX TO FINANCIAL INFORMATION

E2Enet, Inc. Audited Financial Statements.........................................................  F-1
 Report of Independent Certified Public Accountants...............................................  F-1
 Financial Statements as of December 31, 1999 and 1998
   Balance Sheets.................................................................................  F-2
   Statements of Operations.......................................................................  F-3
   Statements of Stockholders' Equity (Capital Deficit)...........................................  F-4
   Statements of Cash Flows.......................................................................  F-5
   Notes to Financial Statements..................................................................  F-6

Yazam.com Inc. Audited Financial Statements....................................................... F-18
 Report of Independent Certified Auditors......................................................... F-18
 Financial Statements as of December 31, 2000 and 1999
   Consolidated Balance Sheets.................................................................... F-19
   Consolidated Statements of Operations.......................................................... F-20
   Consolidated Statements of Changes in Stockholders' Equity..................................... F-21
   Consolidated Statements of Cash Flows.......................................................... F-22
   Notes to Financial Statements.................................................................. F-23

U.S. Technologies Inc. Pro Forma Condensed Consolidated Financial Statements (Unaudited).......... F-34
   Introduction................................................................................... F-34
   Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000 (Unaudited)............. F-35
   Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2000
     (Unaudited).................................................................................. F-37
   Notes to Unaudited Pro Forma Consolidated Financial Statements................................. F-38

   The Company's Annual Report on Form 10-K for the year ended December 31, 2000, and the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2001, are being sent herewith.

              REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The Board of Directors and Stockholders of E2Enet, Inc.
Washington, DC

   We have audited the accompanying balance sheets of E2Enet, Inc. (a development stage enterprise) as of December 31, 1999 and 1998, and the related statements of operations and cash flows for the year ended December 31, 1999, the period September 1, 1998 (inception) through December 31, 1998, and the period September 1, 1998 (inception) through December 31, 1999, and the statements of stockholders' equity (capital deficit) for each of the years (period) from September 1, 1998 (inception) through December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of E2Enet, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the year ended December 31, 1999, the period September 1, 1998 (inception) through December 31, 1998, and the period September 1, 1998 (inception) to December 31, 1999 in conformity with generally accepted accounting principles.

                                          BDO Seidman, LLP

Atlanta, Georgia
September 8, 2000, except for Note 12(b), which is as of November 2, 2000

                                 E2ENet, INC.
                       (A development stage enterprise)

                                BALANCE SHEETS

                                                                                       December 31,
                                                                                  ----------------------
                                                                                      1999        1998
                                                                                  ------------  --------
                                     ASSETS
Current assets:
   Cash.......................................................................... $    243,477  $     --
   Prepaid expenses..............................................................        5,330        --
                                                                                  ------------  --------
       Total current assets......................................................      248,807        --
Investments in affiliates........................................................    9,840,920        --
Note receivable..................................................................      747,500        --
Deferred acquisition costs.......................................................      461,124        --
Fixed assets, net................................................................       32,234     6,288
                                                                                  ------------  --------
       Total assets.............................................................. $ 11,330,585  $  6,288
                                                                                  ============  ========
             LIABILITIES AND STOCKHOLDERS' EQUITY (CAPITAL DEFICIT)
Current liabilities:
   Accounts payable.............................................................. $  1,494,951  $     --
   Accrued expenses..............................................................      437,035    13,714
   Notes payable to stockholders.................................................    7,803,637    72,172
                                                                                  ------------  --------
       Total current liabilities.................................................    9,735,623    85,886
                                                                                  ------------  --------
Commitments and contingencies
Stockholders' equity (capital deficit):
   Common stock; par value $.01; 100,000,000 shares authorized; 4,358,669 shares
     issued and outstanding at December 31, 1999.................................       43,587        --
   Common stock subscription receivable..........................................       (4,325)       --
   Capital in excess of par value................................................   43,190,060       100
   Deficit accumulated during development stage..................................  (41,634,360)  (79,698)
                                                                                  ------------  --------
       Total stockholders' equity (capital deficit)..............................    1,594,962   (79,598)
                                                                                  ------------  --------
       Total liabilities and stockholders' equity (capital deficit).............. $ 11,330,585  $  6,288
                                                                                  ============  ========


See accompanying summary of significant accounting policies and notes to financial statements.

                                 E2Enet, INC.
                       (A development stage enterprise)

                            STATEMENT OF OPERATIONS

                                                            Period       Period
                                                         September 1, September 1,
                                                             1998         1998
                                                         (inception)  (inception)
                                            Year Ended     through      through
                                           December 31,  December 31, December 31,
                                               1999          1998         1999
                                           ------------  ------------ ------------
Revenues.................................. $         --   $       --  $         --
                                           ------------   ----------  ------------
Operating expenses:
   General and administrative.............    3,063,763       79,698     3,143,461
   Stock compensation.....................   31,072,080           --    31,072,080
                                           ------------   ----------  ------------
                                             34,135,843       79,698    34,215,541
                                           ------------   ----------  ------------
   Operating loss.........................  (34,135,843)     (79,698)  (34,215,541)
   Equity in loss of investees............   (3,824,279)          --    (3,824,279)
   Interest expense.......................   (3,594,540)          --    (3,594,540)
                                           ------------   ----------  ------------
Loss before income taxes..................  (41,554,662)     (79,698)  (41,634,360)
Provision for income taxes................           --           --            --
                                           ------------   ----------  ------------
Net loss.................................. $(41,554,662)  $  (79,698) $(41,634,360)
                                           ============   ==========  ============
Basic and diluted loss per common shares.. $     (12.62)  $     (.05) $     (14.64)
                                           ============   ==========  ============
Weighted average common shares outstanding    3,292,591    1,500,000     2,843,244
                                           ============   ==========  ============






See accompanying summary of significant accounting policies and notes to financial statements.

                                 E2Enet, INC.
                       (A development stage enterprise)

        STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (CAPITAL DEFICIT) Period September 1, 1998 (inception) through December 31, 1999

                                                     Member                                      Deficit
                                                   Interest/      Common                       Accumulated
                                   Common stock    Capital in     Stock       Treasury Stock     During
                                 ----------------- Excess of   Subscription -----------------  Development
                                  Shares   Amount  Par Value    Receivable   Shares   Amount      Stage         Total
                                 --------- ------- ----------- ------------ --------  -------  ------------  ------------
Balance, September 1, 1998
  (inception)...................        -- $    -- $        --   $    --          --  $    --  $         --  $         --
  Sales of member interests.....        --      --         100        --          --       --            --           100
  Net loss......................        --      --          --        --          --       --       (79,698)      (79,698)
                                 --------- ------- -----------   -------    --------  -------  ------------  ------------
Balance, December 31, 1998......        --      --         100        --          --       --       (79,698)      (79,598)
  Issuance of common stock upon
   incorporation................ 1,500,000  15,000          --        --          --       --            --        15,000
  Repurchase of common
   stock........................        --      --          --        --    (200,000)  (2,000)           --        (2,000)
  Convertible notes issued......                     1,970,148                                                  1,970,148
  Warrants issued in connection
   with convertible note
   agreement....................        --      --   1,358,626        --          --       --            --     1,358,626
  Issuance of common stock for
   investments..................   466,669   4,667   8,660,030        --     200,000    2,000            --     8,666,697
  Issuance of common stock to
   employees, directors and
   others....................... 2,392,000  23,920  31,077,212    (4,325)         --       --            --    31,096,807
  Imputed executive salaries....        --      --     123,944        --          --       --            --       123,944
  Net loss......................        --      --          --        --          --       --   (41,554,662)  (41,554,662)
                                 --------- ------- -----------   -------    --------  -------  ------------  ------------
Balance, December 31, 1999...... 4,358,669 $43,587 $43,190,060   $(4,325)         --  $    --  $(41,634,360) $  1,594,962
                                 ========= ======= ===========   =======    ========  =======  ============  ============



See accompanying summary of significant accounting policies and notes to financial statements.

                                 E2Enet, INC.
                       (A development stage enterprise)

                           STATEMENTS OF CASH FLOWS
Year Ended December 31, 1999, Period September 1, 1998 (inception) through
 December 31, 1998, and Period September 1, 1998 (inception) through December
                                   31, 1999

                                                                             Period           Period
                                                                          September 1,     September 1,
                                                                        1998 (inception) 1998 (inception)
                                                           Year Ended       through          through
                                                          December 31,    December 31,     December 31,
                                                              1999            1998             1999
                                                          ------------  ---------------- ----------------
Operating activities:
 Net loss................................................ $(41,554,662)     $(79,698)      $(41,634,360)
                                                          ------------      --------       ------------
 Adjustments to reconcile net loss to net cash used in
   development stage activities:
   Stock compensation....................................   31,072,080            --         31,072,080
   Equity in loss of investees...........................    3,824,279            --          3,824,279
   Interest accretion on convertible notes and warrants..    3,328,774            --          3,328,774
   Imputed executive salaries............................      123,944            --            123,944
   Depreciation and amortization.........................        6,759           370              7,129
   Changes in assets and liabilities:
     Increase in prepaid expenses........................       (5,330)           --             (5,330)
     Increase in accounts payable and accrued expenses...    1,579,734        13,714          1,593,448
                                                          ------------      --------       ------------
       Total adjustments.................................   39,930,240        14,084         39,944,324
                                                          ------------      --------       ------------
       Net cash used in development stage activities.....   (1,624,422)      (65,614)        (1,690,036)
                                                          ------------      --------       ------------
Investing activities:
 Cash paid for investments...............................   (5,005,169)           --         (5,005,169)
 Cash advanced on note receivable........................     (747,500)           --           (747,500)
 Cash paid for deferred acquisition costs................     (117,454)           --           (117,454)
 Purchases of fixed assets...............................      (32,705)       (6,658)           (39,363)
                                                          ------------      --------       ------------
       Net cash used in investing activities.............   (5,902,828)       (6,658)        (5,909,486)
                                                          ------------      --------       ------------
Financing activities:
 Sale of member interests................................           --           100                100
 Issuance of common stock................................       39,262            --             39,262
 Issuance of convertible notes payable...................    1,970,148            --          1,970,148
 Issuance of stock purchase warrants.....................    1,358,626            --          1,358,626
 Borrowings from stockholder.............................    4,402,691        72,172          4,474,863
                                                          ------------      --------       ------------
       Net cash provided by financing activities.........    7,770,727        72,272          7,842,999
                                                          ------------      --------       ------------
Net increase in cash.....................................      243,477            --            243,477
Cash, beginning of period................................           --            --                 --
                                                          ------------      --------       ------------
Cash, end of period...................................... $    243,477      $     --       $    243,477
                                                          ============      ========       ============
Supplemental cash flow information:
 Issuance of common stock for subscription receivable.... $      4,325      $     --       $      4,325
                                                          ============      ========       ============
 Accrued deferred acquisition costs...................... $    343,670      $     --       $    343,670
                                                          ============      ========       ============
 Issuance of common stock for investments................ $  8,655,363      $     --       $  8,655,363
                                                          ============      ========       ============


See accompanying summary of significant accounting policies and notes to financial statements.

                                 E2Enet, INC.
                       (A development stage enterprise)

                         NOTES TO FINANCIAL STATEMENTS

1. Business and Organization

   E2Enet, Inc., a Delaware corporation (the "Company"), was incorporated on February 9, 1999. The Company is building a platform of technologies, applications and services that are believed to be common components of many Internet businesses. The Company is designing this platform so that many of the components can be customized for the business to business, or B2B, and business to consumer, or B2C, Internet-related market sectors. As part of the effort to develop this platform, the Company has invested in certain Internet-related businesses.

   The Company intends to generate revenue by licensing it's platform or its component parts to the investee businesses, as well as to other Internet organizations and traditional businesses that desire to develop a means to conduct business on the Internet. No revenues have been generated since the inception of the Company. To date, the Company has primarily focused on creating infrastructure and raising capital. Accordingly, the Company's financial statements are presented in accordance with Statement of Financial Accounting Standards No. 7, Accounting and Reporting by Development Stage Enterprises. As a development stage enterprise, the Company has relied on stockholder loans and capital contributions as its primary sources of cash since inception.

   Ironbound Partners LLC ("Ironbound"), a limited liability company formed pursuant to and in accordance with the laws of the State of Delaware, was formed in September 1998. Ironbound did not generate any revenue from operations. On May 14, 1999, Ironbound was merged with the Company and ceased to exist. For the period from September 1, 1998 through December 31, 1998, Ironbound incurred a loss of $79,698. For the period January 1, 1999 through May 14, 1999, Ironbound incurred a loss of $248,652. Expenses incurred through May 14, 1999 were solely for the establishment of Ironbound and costs in connection with the analysis of the potential initial investments of the Company.

   Prior to and at the time of the merger on May 14, 1999, the voting rights of the Company and Ironbound were both 100% under common control through direct ownership or irrevocable unilateral proxy by the founder and sole member of Ironbound and founder and majority stockholder of the Company (collectively, the "Founder"). See further discussion regarding the Company's structure in
Note 8.

   During 1999 the Company filed a Form S-1 registration statement with the Securities and Exchange Commission registering certain of the Company's common stock. This registration statement was subsequently withdrawn by the Company. Effective April 12, 2000, the shareholders of the Company sold all of their outstanding shares of stock to U.S. Technologies Inc. ("USXX") (see Note 12)

2. Summary of Significant Accounting Policies

  Use of Estimates

   The financial statements are prepared on the accrual basis of accounting in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)


  Accounting for Investments

   The various investments that the Company acquires are accounted for under three broad methods: the consolidation, equity and cost methods. The accounting method applied is generally determined based on the Company's voting interest in the investee, the degree of influence exercised over the investee's operations, and the level of control over key management positions.

  Consolidation

   Investee companies in which the Company owns more than 50% of the outstanding voting securities are generally accounted for under the consolidation method of accounting. Under this method, the subsidiary company's results are reflected within the Company's financial statements. All significant intercompany accounts and transactions are eliminated. Participation of other stockholders in the earnings or losses of the consolidated subsidiary is reflected as minority interest such that the Company's results of operations reflect only the Company's share of such earnings or losses. The Company has no consolidated subsidiaries as of December 31, 1999 or in the periods presented herein.

  Equity Method

   Investee companies over which the Company exercises significant influence are accounted for under the equity method of accounting. Whether or not the Company exercises significant influence with respect to the investee company depends on several factors, including but not limited to: an ownership interest level of 20% to 50% in the voting securities of the investee, active participation on the investee's board of directors, approval of the investee's operating and budgetary decisions, and other shareholder rights which allow the Company to exercise significant control over the investee. Under the equity method of accounting, an investee's results of operations are not reflected within the Company's consolidated accounts, however, the Company's share of the earnings or losses of the investee is reflected in the caption "equity in loss of investees" in the statement of operations. If the Company's equity investment represents the sole financing source for the respective investee, the Company reflects 100% of the investee company's loss in its statement of operations.

   The amount by which the Company's carrying value at the time of the initial purchase of the investment exceeds its share of the underlying net assets of investments accounted for under the equity method of accounting is amortized on a straight-line basis over the useful life of the underlying assets or investments, generally three years. Amortization is reflected as an adjustment of the Company's share of the investee's earnings or losses.

  Cost Method

   Investments not accounted for under the consolidation or equity methods of accounting are accounted for under the cost method of accounting. Under this method, the Company's share of the earnings or losses of the investee is not included in the statement of operations. However, cost method impairment charges are recognized in the statement of operations if circumstances indicate a permanent impairment.

   The Company records its ownership interest in equity securities of investments accounted for under the cost method at cost, unless these securities have readily determinable fair values based on quoted market prices, in which case these interests would be classified as available-for-sale securities or some other classification in accordance with Statement of Financial Accounting Standards No. 115, Accounting for Certain Investments in Debt and Equity Securities. The Company used the cost method for certain of its investments and had no available-for-sale investments at December 31, 1999. All investments are stated at the lower of cost or net realizable value.

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)


   The Company continually evaluates investments for indications of impairment based on the fair value of each investment relative to cost, financial condition, near-term prospects of the investment and other relative factors.

  Accounting for Sales of Stock by a Subsidiary

   Pursuant to Securities and Exchange Commission Staff Accounting Bulletin No. 51, at the time an investee that is accounted for under the consolidation or equity method of accounting sells its stock at a price per share different from the investment's book value per share, the Company's share of the investee's net equity changes. If at that time, the investee is not a start-up company, a non-operating entity, a research and development company or a development stage enterprise, and there is no question as to the investee's ability to continue as a going concern, the Company records the change in its share of the investee's net equity as a non-operating gain or loss in its statement of operations.

  Cash and Cash Equivalents

   Highly liquid investments with maturities of three months or less at the date of purchase are considered cash equivalents.

  Supplemental Cashflow Information

   There were no cash payments for interest or taxes during the periods ended December 31, 1999 or 1998.

   During the year ended December 31, 1999, significant non-cash investing activities included issuances of the Company's common stock as the consideration for investments by the Company. Such amounts have been disclosed in the statements of cash flows and changes in stockholders' equity (capital deficit).

  Fixed Assets

   Fixed assets consist of office computers, office equipment and furniture and fixtures, and are stated at cost less accumulated depreciation. The cost of additions and improvements are capitalized, while maintenance and repairs are charged to expense as incurred. Depreciation is provided on the straight-line basis over the estimated useful lives of the assets over a three year period. The Company recognizes gains or losses on the sale or disposal of fixed assets in the period of disposal. Long-lived assets held and utilized by the Company are reviewed for impairment whenever changes in circumstances indicate the carrying value of such assets may not be recoverable.

  Organization Costs

   The Company accounts for organization costs under the provisions of Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, which requires that all organization costs be expensed as incurred.

  Income Taxes

   The Company accounts for income taxes in accordance with the liability method. Deferred income taxes are recognized for the tax consequences in future years for differences between the tax bases of assets and liabilities and their financial reporting amounts at the end of the period, based on enacted laws and statutory rates

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)

applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the expected realizable amount. The provision for income taxes consists of the current tax provision and the change during the period in deferred tax assets and liabilities.

  Stock-Based Compensation

   Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation ("SFAS 123"), permits entities to choose between a fair value based method of accounting for employee stock options and similar equity instruments and the intrinsic value based method of accounting prescribed under Accounting Principles Board Opinion No. 25 ("APB 25"). The Company has elected to apply the intrinsic value based method of APB 25 in accounting for its employee stock-based compensation programs and will disclose the pro forma net income and earnings per share as if the fair value method had been applied. All non-employee stock-based compensation plans are accounted for under the fair value based method in accordance with SFAS 123. At December 31, 1999, the Company has issued no such equity instruments.

  Comprehensive Income

   Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income, requires the presentation and disclosure of all changes in equity from non-owner sources as other comprehensive income. The Company had no items of other comprehensive income for the year ended December 31, 1999 and the period from September 1, 1998 (inception) through December 31, 1998.

  Segment Reporting

   Statement of Financial Accounting Standards No. 131, Disclosures about Segments of an Enterprise and Related Information ("SFAS 131"), replaces the industry segment approach under previously issued pronouncements with the management approach. The management approach designates the internal organization that is used by management for allocating resources and assessing performance as the source of the Company's reportable segments. SFAS 131 also requires disclosures about products and services, geographic areas and major customers. The Company currently operates in one industry segment which includes investing in and acquiring companies engaged in Internet related commerce.

  Loss Per Common Share

   The Company has adopted the provisions of SFAS No. 128, Earnings Per Share, which is effective for fiscal years ending after December 15, 1997. Basic earnings per common share are calculated based on the weighted average number of common shares outstanding during the period. Diluted earnings per share include the dilutive effect of convertible notes payable and warrants. Diluted earnings per share have not been presented for all periods because the impact of the assumed exercise of the convertible notes payable and warrants would have been anti-dilutive. The impact of the assumed exercise may have a dilutive effect in future periods.

  Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging. In July 1999, Statement of Financial

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)

Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities--Deferral of the Effective Date of Financial Accounting Standards Board Statement No. 133 ("SFAS 137"), was issued. SFAS 137 deferred the effective date of SFAS 133 from fiscal years beginning after June 15, 1999 to all fiscal years beginning after June 15, 2000. Currently the Company has no derivative instruments thus the adoption of SFAS 133 would have no impact on the Company's financial condition or results of operations.

   The Financial Accounting Standards Board issued Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25 (the "Interpretation") which is effective July 1, 2000. The Interpretation clarifies (a) the definition of employee for purposes of applying Opinion 25, (b) the criteria for determining whether a stock compensation plan qualifies as a noncompensatory plan, (c) the accounting consequence of various modifications to the terms of a previously fixed stock option or award, and (d) the accounting for an exchange of stock compensation awards in a business combination. Adoption of the provisions of the Interpretation are not expected to have a significant impact on the Company's financial statements.

   In December 1999, the SEC issued Staff Accounting Bulletin ("SAB") No. 101 Revenue Recognition which outlines the basic criteria that must be met to recognize revenue and provides guidance for presentation of revenue and for disclosure related to revenue recognition policies in financial statements filed with the SEC. The Company believes that adopting SAB No. 101 will not have a material impact on its financial position or results of operations.

3. Investments in Affiliates

   The Company acquired interests in six companies during the year ended December 31, 1999. Certain of these are preferred stock investments which convert to common stock at the option of the Company and no later than the investee's IPO. The investments, all of which are development stage enterprises, include in the following companies:

   . Bluemercury, Inc.--is developing a web site focusing on offering a broad range of women's cosmetic products and accessories.

   . Blue Rock, Inc.--is developing an electronic commerce web site focused on unique gift selection and related services.

   . Hooey, Inc.--is developing an electronic commerce community focused on hand-made products.

   . Urban Box Office Network, Inc.--is developing an online web-site for consumers of urban culture, information, entertainment and products. On November 2, 2000, Urban Box Office filed for bankruptcy protection (See
     Note 12(b)).

   . VIPRO Corporation ("Vipro")--is an Internet surety company, which provides repair guarantees against viruses that harm computers. Vipro has e-commerce relationships with a leading Internet utility company, a credit card association, one of the largest warranty claims administrators in the world and over 170 Internet service providers.

   . MEI Software Systems, Inc. ("MEI")--provides customized software systems to manage the databases of trade associations, professional associations, fund-raising organizations and chambers of commerce.

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)


   The significant terms of these agreements are summarized below:

                                     Initial                  Additional Fair Value of  Ownership
                                    Investment        Cash       Cash       E2Enet     Interest at
Company Name                           Date         Invested  Committed   Stock Sold    12/31/99
------------                    ------------------ ---------- ---------- ------------- -----------
*Bluemercury, Inc.............. May 14, 1999       $  532,533 $  500,000  $2,165,004     27.83%
*Blue Rock, Inc................ May 14, 1999        1,267,330         --   1,732,009     35.91%
*Hooey, Inc.................... May 14, 1999          643,504    637,500   2,165,004     20.49%
*Urban Box Office Network, Inc. May 14, 1999        1,033,232         --   2,598,013      7.40%
**VIPRO, Inc................... October 7, 1999       320,673    650,000          --      4.25%
**MEI Software Systems, Inc.... September 16, 1999  1,207,897         --          --      4.37%
                                                   ---------- ----------  ----------
                                                   $5,005,169 $1,787,500  $8,660,030
                                                   ========== ==========  ==========

--------
*  equity method
** cost method

   These amounts are included in the accompanying balance sheet as of December 31, 1999 as follows:

Cash invested............................................................................ $ 5,005,169
Fair value of E2Enet stock sold..........................................................   8,660,030
Equity in loss of investees..............................................................    (922,822)
Amortization of carrying value of investment in excess of underlying equity in net assets  (1,768,166)
Accrual of loss upon disposition of Blue Rock, Inc.......................................  (1,133,291)
                                                                                          -----------
                                                                                          $ 9,840,920
                                                                                          ===========

   Cash invested represents the initial cash paid as well as other direct costs incurred by the Company for these transactions. The direct costs of the investments totaled $217,669 as of December 31, 1999. Additional cash committed is to be provided at the request of the investee or upon IPO of the Company. In addition to the cash invested, the Company also sold common shares to certain owners of the investee companies at $0.01 per share. The fair value of the Company's stock at the time of the sales was approximately $8.7 million. The difference between the fair value of the stock sold and the price paid by the owners of the investee companies has been recognized in the basis of each investment.

   Equity losses reduced the carrying value of the equity method investments by $922,822 during the year ended December 31, 1999.

   In connection with the purchase of the above interest in Blue Rock, Inc., one of the founders of E2E entered into a put agreement with the two principal shareholders of Blue Rock, Inc. This put agreement allows the shareholders to, under certain circumstances, require the Founder to repurchase the Company shares acquired in connection with this transaction for $15 per share. The fair value of this put agreement is immaterial to the Company's financial statements taken as a whole. In connection with USXX's acquisition of the Company, USXX agreed to assume the founder's liability under this put agreement. The two put holders have not consented to the assignment. Subsequent to year-end the holders of the put exercised their right to put their shares of the Series B Preferred Stock (approximately 53 shares of Series B Preferred Stock each, which shares were received in exchanged for their shares of E2E common stock in connection with USXX's acquisition of the Company) to the founder.

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)


   At December 31, 1999 the Company's carrying value in investments accounted for under the equity method exceeded its share of the underlying equity in the net assets of such companies by approximately $3,802,000. This excess is being amortized over a three-year period. Amortization expense of $1,768,944 is included in "equity loss of investees" in the accompanying statement of operations for the year ended December 31, 1999.

   The following summarized unaudited financial information for investments accounted for under the equity method of accounting, excluding Blue Rock, Inc., which was disposed on February 4, 2000, has been presented based upon the financial statements of the respective investees at December 31, 1999:

Balance sheets:
   Current assets..................................... $  413,872
   Non-current assets.................................  2,790,305
                                                       ----------
       Total assets................................... $3,204,177
                                                       ==========
Current liabilities................................... $1,761,997
Non-current liabilities...............................  1,259,925
Stockholders' equity..................................    182,255
                                                       ----------
       Total liabilities and stockholders' equity..... $3,204,177
                                                       ==========
Results of operations:
Revenue............................................... $    7,412
                                                       ==========
Net loss.............................................. $4,947,589
                                                       ==========

   On February 4, 2000, the Company sold its investment in Blue Rock, Inc. to third parties for $1,250,000. This resulted in a loss of $1,133,291, which was accrued at December 31, 1999.

   Subsequent to year-end USXX restructured some of E2E's investments in its investee companies and provided additional working capital through E2E to stimulate further growth and expansion. Upon this restructuring, E2E's investment in Buyline.net, Inc. ("Buyline") was increased so that Buyline became a majority owned subsidiary of USXX. On April 26, 2000, USXX completed its acquisition of 20,700,005 shares of Buyline's common stock. Also, USXX issued 23,000 shares of common stock to one of the founders of Buyline in exchange for 634,699 shares of Buyline common stock. The Buyline Purchase Agreement provided for (1) the conversion to Buyline's common stock of E2E's existing loans to Buyline (including accrued interest), (2) acknowledgment of the in-kind services previously rendered by E2E, and (3) an additional $1,000,000 cash investment by USXX through E2E. Simultaneous with entering into the Buyline Agreement, USXX hired a technology executive who has become Buyline's President and Chief Executive Officer. As a result, USXX, through E2E, will be the controlling shareholder of Buyline, and will designate and supervise the Buyline management team. The details of the purchase of Buyline have been reported by USXX in its Form 8-K filed on May 11, 2000.

   On March 13, 2000, USXX signed an agreement with Vipro Corporation ("Vipro"), an E2E portfolio company, to invest through E2E an additional $1,000,000 in exchange for shares of Vipro Series B Convertible Preferred Stock. This agreement closed on April 12, 2000.

   Effective July 5, 2000, the Company completed its acquisition of 8,225 membership units of WebMiles-tones.com, LLC, ("WebMilestones") for $100,000 in cash. WebMilestones is an internet services company that will initially provide a site for publishing obituary notices that can be accessed through the Internet's World

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)

Wide Web. As a result of the acquisition the Company owns 41.125% of the outstanding membership units of WebMilestones. In conjunction with the acquisition the Company loaned WebMilestones an additional $300,000 under a promissory note bearing interest at the prime rate. The entire principal balance together with all accrued and unpaid interest is payable upon demand by the holder at any time after May 31, 2002.

4. Note Receivable

   The Company advanced $747,500 to Buyline.net, Inc. ("Buyline") on an unsecured, non-interest bearing note receivable under the terms of a stock purchase agreement dated August 10, 1999 that was canceled as a result of the withdrawal of the Company's IPO as described more fully in Note 1. Subsequent to year-end the note was converted to Buyline common stock as described more fully in Note 3.

5. Deferred Acquisition Costs

   In contemplation of the August 10, 1999 stock purchase agreement with Buyline described in Note 4, the Company also paid certain legal and consulting fees. These costs have been capitalized as deferred acquisition costs at December 31, 1999.

6. Fixed Assets

   Fixed assets consist of the following:

                                 December 31,
                               ---------------
                                1999     1998
                               -------  ------
Computer equipment............ $33,930  $6,658
Office equipment..............   4,950      --
Furniture and fixtures........     483      --
                               -------  ------
                                39,363   6,658
Less: accumulated depreciation  (7,129)   (370)
                               -------  ------
Fixed assets, net............. $32,234  $6,288
                               =======  ======

   Depreciation expense was $6,759 and $370 for the year ended December 31, 1999, and the period September 1, 1998 (inception) through December 31, 1998, respectively.

7. Notes Payable to Stockholders

   Notes payable to stockholders includes advances to the Company from the Founder under a promissory note dated December 23, 1998. The note bears interest at the prime rate (8.5% at December 31, 1999) and is payable on December 31, 2000 or upon demand. On May 7, 1999 the note was amended to allow advances of up to $10 million in order to help the Company meet its working capital needs and to provide funding for investments in development stage enterprises. Borrowings under the promissory note were $7,803,687 and $72,172, as of December 31, 1999 and 1998, respectively. No interest was paid during the period from inception through December 31, 1999, and accrued interest was approximately $266,000 at December 31, 1999. The note is secured by certain securities of the Company's investees.

   On September 10, 1999, the Company issued Convertible Secured Notes (the "Notes") with warrants to purchase 400,000 shares of common stock for $4 million to Northwood Ventures LLC and Northwood Capital

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)

Partners LLC that bear interest at the prime rate and mature on the earlier of
(a) five days after the IPO or (b) December 31, 2000. The Notes contained a beneficial conversion feature, the fair value of which was $1,970,148 at the time of issuance. The warrants may be exercised for a term that is the lesser of seven years from the closing of the Note agreements or five years from the completion of the Company's IPO. The fair value of the warrants was $1,358,626 at the time of issuance. The fair value of the Notes were $671,226 at the date of issuance. Interest expense of $3,328,774 has been recorded for the difference between the fair value of the Notes and warrants upon issuance and $4,000,000, the face amount of the Notes during 1999. In connection with the merger with USXX, the Notes and the warrants were converted to equity.

8. Stockholders' Equity

   The Company's authorized common stock consists of 100,000,000 shares, par value $.01 per share. The holders of common stock are entitled to one vote per share and are entitled to dividends as declared. Future dividends may be restricted by the inability of the Company to liquidate ownership interests in investees to fund cash distributions.

   The Company has the right to establish one or more classes or series of preferred stock. The holders of the preferred stock may be entitled to preferences over common stockholders with respect to dividends, liquidation, dissolution, or dilution as established by the Board of Directors. No preferred stock shares were authorized or issued at December 31, 1999.

  Common Stock

   On September 1, 1998, the Founder invested $100 for 100% of the member interest in Ironbound.

   For presentation purposes, all such Ironbound ownership interests are presented as capital in excess of par value of the Company. On February 9, 1999, the Founder of the Company invested $15,000 for 100 shares of common stock; subsequently, in May 1999, the Company authorized a 15,000-to-1 stock split. The effect of the stock split was recorded retroactively to the date of incorporation. On May 7, 1999, the Company repurchased 200,000 shares from the stockholder at the original issuance price. On May 14, 1999, all Ironbound units were converted to common stock of the Company.

   During May 1999, the Company sold 2,392,000 shares of the Company's common stock to certain employees, directors and other individuals at $.01 per share for gross proceeds of $23,920 and a stock subscription receivable of $4,325. Although these shares are voting shares, the stockholders have assigned their respective unilateral, irrevocable proxy rights to the Founder. The Company has recorded compensation expense of $31,072,080 for the difference between the purchase price and the fair value of the stock on the date of issuance.

   In connection with the four investment agreements executed on May 14, 1999, the Company issued 666,669 shares of $.01 par common stock at a purchase price of $.01 per share. The fair value of these shares was $8,660,030. The difference between fair value of the shares and the price paid has been included in the basis of each investment.

9. Imputed Executive Salaries

   The Company's management team did not receive salaries for the period from May 14, 1999 (date of employment agreements) through June 30, 1999. These individuals will be compensated at the earlier of an initial

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)

public offering of the Company or upon approval of the Board of Directors. In accordance with Securities and Exchange Commission Staff Accounting Bulletin No. 79, the Company has measured the value of compensation at $123,944 (based upon total future annual compensation as provided in each individual's employment agreement) and has recognized the related compensation expense and capital contribution in the accompanying statements of operations and changes in stockholders' equity (capital deficit).

10. Income Taxes

   From the period of September 1, 1998 (date of inception) through May 14, 1999, Ironbound reflected no provision for income taxes. As a limited liability corporation, Ironbound's owner elected to be taxed as a partnership under the Internal Revenue Code. As a result, taxable income or losses accrued to the individual member.

   Effective May 14, 1999, the Founder of the Company merged the two companies resulting in the termination of Ironbound's legal existence and the Company's assumption of all of its assets and liabilities.

   The provision for income taxes (benefits) for the period from May 14, 1999 through December 31, 1999 is comprised of the following:

Deferred:
   Federal...................................................... $(3,484,000)
   State........................................................    (615,000)
                                                                 -----------
       Total deferred tax provision (benefits)..................  (4,099,000)
Less valuation allowance........................................   4,099,000
                                                                 -----------
       Total income tax provision............................... $        --
                                                                 ===========
Deferred tax assets consist of the following:
Deferred tax assets:
   Net operating loss carryforward.............................. $ 1,606,000
   Equity in net loss before taxes of investees.................   1,161,000
   Imputed interest on notes payable............................   1,332,000
                                                                 -----------
       Total deferred tax assets before valuation allowance.....   4,099,000
Less valuation allowance........................................  (4,099,000)
                                                                 -----------
Deferred tax assets............................................. $        --
                                                                 ===========

   Had the results of Ironbound been included in the provision above, the tax asset would have been increased by approximately $125,000 and $30,000 at December 31, 1999 and 1998, respectively, and would have been offset with an equal valuation allowance, resulting in no change to the income tax provision or deferred tax assets of the Company.

   Deferred income taxes are provided for temporary differences between the financial reporting basis and the tax basis of the Company's assets. The temporary differences that give rise to the deferred tax assets are the Company's net operating losses since the merger and equity in net losses of investees before taxes. At current statutory rates, the net operating loss carryforward tax asset at December 31, 1999 will offset approximately $4,000,000 in taxable income and will expire in 2019.

                                 E2Enet, INC.
                       (A development stage enterprise)

                   NOTES TO FINANCIAL STATEMENTS (Continued)


   Gross deferred tax assets at December 31, 1999, prior to valuation allowances, are $4,099,000. Valuation allowances of $4,099,000 were provided against the net deferred tax asset due to the uncertainty of realizing the benefit of these assets.

   No income taxes were paid from May 14, 1999 (date of merger) to December 31, 1999.

   A reconciliation between the statutory federal income tax rate and the effective rate of income tax expense follows:

                                  Period May 14, 1999 through
                                       December 31, 1999
                                  ---------------------------
Statutory federal income tax rate             (34)%
State income taxes...............              (6)
Stock compensation...............              31
Change in valuation allowance....               8
Other............................               1
                                              ---
                                               --%
                                              ===

11. Commitments and Contingencies

  Leases

   The Company leases certain buildings for use in its operations under noncancelable operating lease agreements. Certain of the leases contain renewal clauses and require the payment of common area maintenance charges. Rent expense was $139,000 and $2,000 for the year ended December 31, 1999 and the period September 1, 1998 (inception) through December 31, 1998, respectively.

   The future minimum payments under non-cancelable operating leases at December 31, 1999 are as follows:

2000...... $  246,000
2001......    246,000
2002......    248,000
2003......    263,000
2004......    263,000
Thereafter  1,314,000
           ----------
   Total.. $2,580,000
           ==========

  Investment Company Act of 1940

   Because many of the Company's investments are not in majority-owned subsidiaries, changes in the value of the Company's interests and the income or losses attributable to the investees could result in the requirement for the Company to register under the Investment Company Act of 1940. Should such changes occur, the Company believes it can take steps that would result in it being unnecessary to register under the Investment Company Act. It is anticipated that such changes would not adversely affect its operations or stockholder value.

12. Subsequent Events

  (a) Merger of the Company with a subsidiary of USXX.

   On April 12, 2000, the Company merged with U.S. Technologies Acquisition Sub, Inc. ("Newco"), a wholly owned subsidiary of USXX, with Newco being the surviving corporation and the name of the surviving corporation by virtue of the merger being E2Enet, Inc. The merger was consummated through the exchange of 112,000 shares of USXX Series B Mandatorily Convertible Preferred Stock ("Series B Stock") for all of the Company's outstanding common stock. The Series B Stock shares are convertible following the USXX charter amendment into 56,000,000 shares of USXX common stock.

  (b) Bankruptcy Filing of Urban Box Office Network, Inc.

   On November 2, 2000, Urban Box Office Network, Inc., an entity in which the Company has invested, filed bankruptcy protection and ceased operations. The Company will write off it's investment in Urban Box Office Network, Inc. during the year ending December 31, 2000. Such investment was approximately $2.6 million at December 31, 1999.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholders
Yazam.com, Inc. and Subsidiaries
New York, NY

   We have audited the accompanying consolidated balance sheets of Yazam.com, Inc. and Subsidiaries as of December 31, 2000 and 1999, and the related consolidated statements of operations, changes in stockholders' equity, and cash flow for the year ended December 31, 2000 and for the period April 15, 1999 (inception) through December 31, 1999. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Yazam.com, Inc. and Subsidiaries at December 31, 2000 and 1999, and the results of their operations and their cash flows for the year ended December 31, 2000 and for the period April 15, 1999 (inception) through December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                          RADIN GLASS & CO., LLP
                                          CERTIFIED PUBLIC ACCOUNTANTS

New York, New York
July 6, 2001

                       YAZAM.COM, INC. AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                          December 31, 2000 and 1999

                                                                                     2000         1999
                                                                                 ------------  -----------
                                    ASSETS
Current Assets:
   Cash and cash equivalents.................................................... $ 34,780,839  $ 3,122,568
   Restricted cash..............................................................      646,524      616,877
   Fees and other receivables...................................................    1,263,799      187,816
   Subscription receivable, preferred stock.....................................           --   10,000,000
   Prepaid expenses and other current assets....................................      441,835      135,621
                                                                                 ------------  -----------
       Total Current Assets.....................................................   37,132,997   14,062,882
                                                                                 ------------  -----------
Property and Equipment, Net.....................................................    1,918,728       90,874
                                                                                 ------------  -----------
Other Assets:
   Investments in portfolio companies...........................................    1,631,258      460,000
   Security deposits............................................................      770,905       30,000
   Goodwill, net................................................................    1,634,394           --
                                                                                 ------------  -----------
       Total Other Assets.......................................................    4,036,557      490,000
                                                                                 ------------  -----------
       Total Assets............................................................. $ 43,088,282  $14,643,756
                                                                                 ============  ===========
                     LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
   Accounts payable and accrued expenses........................................ $  3,613,477  $ 1,128,520
   Due to investors.............................................................      466,413      616,877
                                                                                 ------------  -----------
       Total Liabilities........................................................    4,079,890    1,745,397
                                                                                 ------------  -----------
Commitments and Contingencies...................................................           --           --
Stockholders' Equity:
   Series A convertible preferred stock, $2.00 stated value, $0.0001 par value;
     2,000,000 shares authorized, issued and outstanding........................    4,000,000    4,000,000
   Series B convertible preferred stock, $2.00 stated value, $0.0001 par value;
     5,000,000 shares authorized, issued and outstanding........................   10,000,000   10,000,000
   Series C convertible preferred stock, $6.00 stated value, $0.0001 par value;
     12,416,667 shares authorized, 11,858,333 shares issued and outstanding.....   71,150,000           --
   Common stock, $0.0001 par value, 40,000,000 shares authorized, 19,881,775 and 16,716,600 shares issued, 17,490,177 and 16,200,002 shares
     outstanding, respectively..................................................        1,989        1,672
   Additional paid-in capital...................................................    9,587,864    4,449,925
   Deferred compensation........................................................     (346,391)          --
   Foreign currency translation adjustments.....................................       77,741           --
   Treasury stock, at cost, 2,391,598 and 516,598 shares, respectively..........  (10,750,052)         (52)
   Accumulated deficit..........................................................  (44,712,759)  (5,553,186)
                                                                                 ------------  -----------
       Total Stockholders' Equity...............................................   39,008,392   12,898,359
                                                                                 ------------  -----------
       Total Liabilities and Stockholders' Equity............................... $ 43,088,282  $14,643,756
                                                                                 ============  ===========

                      See notes to financial statements.

                       YAZAM.COM, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                        For the Period
                                                        April 15, 1999
                                          For the Year   (Inception)
                                             Ended         Through
                                          December 31,   December 31,
                                              2000           1999
                                          ------------  --------------
Revenues:
   Fee income............................ $  2,157,198   $   175,000
   Interest income.......................    2,100,309        18,123
                                          ------------   -----------
                                             4,257,507       193,123
                                          ------------   -----------
Expenses:
   Compensation expense..................   10,225,681     4,606,367
   Other general and administrative......    5,255,869       290,237
   Professional fees.....................    3,750,826       161,646
   Marketing.............................    3,515,627       687,382
   Loss from investees...................    2,134,708            --
   Depreciation and amortization.........    1,313,448           677
   Write-off of uncollectible receivable.      298,005            --
   Asset impairment......................   16,922,916            --
                                          ------------   -----------
                                            43,417,080     5,746,309
                                          ------------   -----------
       Net Loss.......................... $(39,159,573)  $(5,553,186)
                                          ============   ===========



                      See notes to financial statements.

                       YAZAM.COM, INC. AND SUBSIDIARIES

          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY


                                        Preferred Stock       Common Stock         Treasury Stock
                                     ---------------------- ----------------- -----------------------    Additional
                                       Shares     Amount      Shares   Amount   Shares      Amount     Paid-in Capital
                                     ---------- ----------- ---------- ------ ---------- ------------  ---------------
Balance--April 15, 1999
 (Inception)........................         -- $        --         -- $   --         -- $         --    $       --
Issuance of shares to founders......                             2,411     24
Issuance of shares to key
 employee...........................                               375      4                             4,499,996
Stock split.........................                        16,713,814  1,644                                  (221)
Redemption of common stock..........                                             516,598          (52)
Issuance of Series A preferred
 stock..............................  2,000,000   4,000,000
Issuance of Series B preferred
 stock..............................  5,000,000  10,000,000
Costs of raising capital-preferred
 stock..............................                                                                        (49,850)
Net loss............................
                                     ---------- ----------- ---------- ------ ---------- ------------    ----------
Balance--December 31, 1999..........  7,000,000 $14,000,000 16,716,600 $1,672    516,598 $        (52)   $4,449,925
Issuance of stock in connection with
 First Tuesday......................
merger..............................                         1,317,675    132                             2,108,148
Issuance of stock in connection with
 Gregory merger.....................                           350,000     35                               559,965
Issuance of stock in connection with
 Todo merger........................                           700,000     70                               860,930
Issuance of Series C preferred
 stock..............................  9,983,333  59,900,000
Sale and exchange...................  1,875,000  11,250,000                    1,875,000  (10,750,000)
Costs of raising capital-preferred
 stock..............................                                                                       (311,716)
Issuance of options for
 compensation.......................                                                                      1,761,192
Amortization of deferred
 compensation.......................
Exercise of options.................                           797,500     80                               159,420
Foreign currency translation
 adjustment.........................
Net loss............................
                                     ---------- ----------- ---------- ------ ---------- ------------    ----------
Balance--December 31, 2000.......... 18,858,333 $85,150,000 19,881,775 $1,989 $2,391,598 $(10,750,052)   $9,587,864
                                     ========== =========== ========== ====== ========== ============    ==========

                                                                 Accumulated
                                                                    Other
                                       Deferred   Accumulated   Comprehensive
                                     Compensation  Deficits        Income*       Total
                                     ------------ ------------  ------------- ------------
Balance--April 15, 1999
 (Inception)........................ $        --  $         --     $    --    $         --
Issuance of shares to founders......                                                    24
Issuance of shares to key
 employee...........................                                             4,500,000
Stock split.........................                                                 1,423
Redemption of common stock..........                                                   (52)
Issuance of Series A preferred
 stock..............................                                             4,000,000
Issuance of Series B preferred
 stock..............................                                            10,000,000
Costs of raising capital-preferred
 stock..............................                                               (49,850)
Net loss............................                (5,553,186)                 (5,553,186)
                                     -----------  ------------     -------    ------------
Balance--December 31, 1999.......... $        --  $ (5,553,186)    $    --      12,898,359
Issuance of stock in connection with
 First Tuesday......................
merger..............................                                             2,108,280
Issuance of stock in connection with
 Gregory merger.....................                                               560,000
Issuance of stock in connection with
 Todo merger........................                                               861,000
Issuance of Series C preferred
 stock..............................                                            59,900,000
Sale and exchange...................                                               500,000
Costs of raising capital-preferred
 stock..............................                                              (311,716)
Issuance of options for
 compensation.......................  (1,761,192)                                       --
Amortization of deferred
 compensation.......................   1,414,801                                 1,414,801
Exercise of options.................                                               159,500
Foreign currency translation
 adjustment.........................                                77,741          77,741
Net loss............................               (39,159,573)                (39,159,573)
                                     -----------  ------------     -------    ------------
Balance--December 31, 2000.......... $  (346,391) $(44,712,759)    $77,741    $ 39,008,392
                                     ===========  ============     =======    ============

--------
*Comprehensive income (loss) equals net loss plus other comprehensive income which approximated $(39,082,000) in 2000.

                      See notes to financial statements.

                       YAZAM.COM, INC. AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                             For the Period
                                                                                             April 15, 1999
                                                                               For the Year   (Inception)
                                                                                  Ended         Through
                                                                               December 31,   December 31,
                                                                                   2000           1999
                                                                               ------------  --------------
Cash Flows from Operating Activities:
 Net loss..................................................................... $(39,159,573)  $(5,553,186)
 Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
   Depreciation and amortization..............................................    1,313,448           677
   Stock-based compensation...................................................    2,002,302     4,501,395
   Write-off of uncollectible receivable......................................      298,005            --
   Assets impairment..........................................................   16,922,916            --
   Loss from investees........................................................    2,134,708            --
 Changes in operating assets and liabilities:
   Fees and other receivables.................................................   (1,373,988)     (187,816)
   Prepaid expenses and others................................................     (329,141)     (135,621)
   Security deposits..........................................................     (740,905)      (30,000)
   Accounts payable and accrued expenses......................................    2,484,957     1,128,520
   Due to investors...........................................................     (150,465)      616,877
                                                                               ------------   -----------
     Cash flow provided by (used in) operating activities.....................  (16,597,736)      340,846
                                                                               ------------   -----------
Cash Flows from Investing Activities:
 Purchases of property and equipment..........................................   (2,480,143)      (91,551)
 Investments in portfolio companies...........................................   (9,717,967)     (460,000)
 Payments for acquisitions....................................................   (8,313,767)           --
 Net changes in restricted cash...............................................      (29,647)     (616,877)
 Capitalization of website development costs..................................     (940,494)           --
                                                                               ------------   -----------
     Cash flow used in investing activities...................................  (21,482,018)   (1,168,428)
                                                                               ------------   -----------
Cash Flows Provided by Financing Activities:
 Proceeds from issuance of preferred stock....................................   70,650,000     4,000,000
 Purchase of treasury stock...................................................  (10,750,000)           --
 Costs of raising capital-preferred stock.....................................     (311,716)      (49,850)
 Collection on subscription receivable........................................   10,000,000            --
 Proceeds from issuance of common stock.......................................       72,000            --
                                                                               ------------   -----------
     Cash flow provided by financing activities...............................   69,660,284     3,950,150
                                                                               ------------   -----------
Net effect of exchange rate changes on cash...................................       77,741            --
                                                                               ------------   -----------
     Net increase in cash and cash equivalents................................   31,658,271     3,122,568
Cash and equivalents, beginning...............................................    3,122,568            --
                                                                               ------------   -----------
Cash and equivalents, ending.................................................. $ 34,780,839   $ 3,122,568
                                                                               ============   ===========
Supplemental disclosure of cash flow information:
 Cash paid during the periods for:
   Interest................................................................... $         --   $        --
                                                                               ============   ===========
   Taxes...................................................................... $         --   $        --
                                                                               ============   ===========
Non-cash investing and financing activities:
   Stock issued for acquisitions.............................................. $  3,529,280   $        --
                                                                               ============   ===========
   Issuance of preferred stock for subscription receivable.................... $         --   $10,000,000
                                                                               ============   ===========

                      See notes to financial statements.

                       YAZAM.COM. INC. AND SUBSIDIARIES

                         NOTES TO FINANCIAL STATEMENTS

1. Organization and Purpose

   Yazam.com, Inc. (the "Company") was formed pursuant to the laws of the State of Delaware on April 15, 1999 for the purpose of investing in privately held, early-stage, technology companies.

   During the year ended December 31, 2000, the Company raised significant financing (see Note 6) and made a number of investments (see Notes 4 and 7). During the first quarter of 2001, the Company ceased significant operations and was sold on March 27, 2001 (see Note 11).

2. Summary of Significant Accounting Policies

  Principles of Consolidation

   The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries: one domestic subsidiary and four foreign subsidiaries. All significant intercompany balances have been eliminated in consolidation.

  Investments and Impairment

   Investments consist of investments in privately held companies and are valued under the equity method of accounting in accordance with Accounting Principles Board ("APB") No. 18, The Equity Method of Accounting for Investments in Common Stock. There are no investments which should be covered by Statements of Financial Accounting Standards ("SFAS") No. 115, Accounting for Certain Investments in Debt and Equity Securities. These investments are described in Note 4.

   During the period from inception to December 31, 2000, the Company made a number of investments in start-up ventures, primarily in the "new economy" or in "dot-com's". The majority of these ventures were unsuccessful and were discontinued by the end of the year ended December 31, 2000. Accordingly, investments deemed to be unsuccessful were written off as impaired under SFAS No. 121, Accounting for Long-Lived Assets and Long-Lived Assets to be Disposed Of. These investments and their concomitant write off are described in Note 4.

  Foreign Currency Translation

   The accounts of the Company's foreign subsidiaries are translated utilizing the methodology of SFAS No. 52, Foreign Currency Translation. The balance sheet amounts are translated at year-end currency rates; the income statements and cash flow amounts at average currency rates during the periods. The net exchange gains or losses resulting from the translation of foreign financial statements are accumulated and reported as a separate component of shareholders' equity.

  Comprehensive Income

   The Company adopted SFAS No. 130, Reporting Comprehensive Income, in 1999. SFAS No. 130 requires the reporting of comprehensive income in addition to net income from operations. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

                       YAZAM.COM, INC. AND SUBSIDIARIES

  Use of Estimates

   The preparation of financial statements in accordance with generally accepted accounting principles requires management to make significant estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. The evaluations of the investments were a result of estimates.

  Organization Costs

   Organization costs have been charged to expense as incurred as required by Statement of Position ("SOP") 98-5, Reporting on the Costs of Start-Up Activities.

  Revenue Recognition

   Revenues primarily represent fees paid to Gregory FCA (see Note 7). Fees paid by investees in the form of shares were not recorded as revenue as there is no objective means of valuing such shares.

  Property and Equipment

   Property and equipment are stated at cost and depreciated using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized over the term of the lease or the estimated life of the improvement, whichever is shorter. Whenever assets are sold or retired, their cost and related accumulated depreciation are removed from the appropriate accounts. Any gains and losses on dispositions are recorded in current operations. The carrying values of these assets are tested for impairment as required by SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed (see Note 3 for further information).

  Fair Value of Financial Instruments

   The carrying amounts reported in the balance sheets for cash, receivables, accounts payable and accrued expenses approximate fair value based on the short-term maturity of these instruments.

  Income Taxes

   The Company utilizes the liability method of accounting for income taxes as set forth in SFAS No. 109, Accounting for Income Taxes. Under the liability method, deferred taxes are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect in the years for which the differences are expected to reverse.

  Employee Stock Options and Shares Issued for Services

   The Company accounts for employee stock transactions in accordance with APB Opinion No. 25, Accounting for Stock Issued to Employees. The Company has adopted the proforma disclosure requirements of SFAS 123, Accounting for Stock-Based Compensation. Accordingly, any excess of fair market value of stock issued to employees over exercise prices has been recorded as compensation expense and additional paid in capital.

                       YAZAM.COM, INC. AND SUBSIDIARIES

  Software and Website Development Costs

   Software development costs and web site development costs have been capitalized after design and technological feasibility have been established as required under SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use and Emerging Task Consensus ("ETIF") 00-2, Accounting for Web Site Development Costs. The carrying values of these assets are tested for impairment as required by SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of. As of December 31, 2000, the Company wrote off these costs, as impairment, amounted to $852,951.

  Fees and Other Receivables

   Fees and other receivables have been adjusted for all known uncollectible amounts. All accounts recorded on the Company's books at December 31, 2000 and 1999 are deemed collectible.

  Operating Segments

   SFAS No. 131, Disclosure about Segments of an Enterprise and Related Information, establishes annual and interim reporting standards for an enterprise's operating segments and related disclosures about its products, services, geographic areas and major customers. Under SFAS No. 131, the Company had three segments of operations: Yazam, Gregory FCA and FT (see Notes 1 and 7 for description of business) at December 31, 2000 and one segment at December 31, 1999.

   A summary of the Company's business activities reported by its three business segments was as follows:

                                           Yazam      Gregory FCA     FT          Total
                                        ------------  ----------- -----------  ------------
2000
Fee income............................. $    469,750  $1,353,974  $   333,474  $  2,157,198
Pretax Profit (Loss)................... $(35,100,247) $  272,966  $(4,332,292) $(39,159,573)
Total Assets........................... $ 41,637,387  $  812,101  $   638,794  $ 43,088,282
Depreciation and amortization.......... $  1,210,699  $    7,765  $    94,984  $  1,313,448
Expenditures for property and equipment $  2,224,570  $  171,442  $    84,131  $  2,480,143

   Operations by geographic areas were as follows:

                  2000        1999
               ----------- -----------
Fee Income
United States. $ 1,567,181 $   160,000
United Kingdom     343,725          --
Israel........     154,116      15,000
Japan.........      92,176          --
               ----------- -----------
               $ 2,157,198 $   175,000
               =========== ===========

Total Assets
United States. $40,461,933 $13,684,505
United Kingdom   1,033,031          --
Israel........   1,196,620     959,251
Japan.........     396,698          --
               ----------- -----------
               $43,088,282 $14,643,756
               =========== ===========

                       YAZAM.COM, INC. AND SUBSIDIARIES

  Cash and Cash Equivalents

   For purposes of the statement of cash flows, the Company considers all short-term investments with an original maturity of three months or less to be cash equivalents. The Company had cash balances in the bank in excess of the maximum amount insured by the FDIC throughout the period.

3. Property and Equipment

   Property and equipment at December 31, 2000 and 1999 consist of the following:

                                                   Estimated
                                  2000     1999   Useful Lives
                               ---------- ------- ------------
Computer and office equipment. $1,041,764 $44,859   3 years
Furniture and fixtures........     37,786  42,839   7 years
Leasehold improvements........  1,003,535   3,853  5-10 years
                               ---------- -------
                                2,083,085  91,551
Less: Accumulated depreciation    164,357     677
                               ---------- -------
Property and Equipment, Net... $1,918,728 $90,874
                               ========== =======

   Depreciation expense for the year ended December 31, 2000 and for the period April 15, 1999 (inception) through December 31, 1999 was $247,616 and $677, respectively. In addition, during the year ended December 31, 2000, the Company wrote off property and equipment, as impairment, amounted to $404,673.

                       YAZAM.COM, INC. AND SUBSIDIARIES

4. Investments and Related Impairment

   Investments consist of investments in privately held internet services companies' warrants, preferred and/or common stock as follows at December 31, 2000:

                                                                         Company's
                                                                         Share of      Company's
                                                                       Income (Loss)   Share of
                                                                           from      Income (Loss)
                                                                          Date of      Recorded
                                                                       Investment to     as of
                      Date of Initial             % of                 December 31,  December 31,
Name                    Investment      Country Ownership    Cost          2000          2000
----                ------------------- ------- --------- -----------  ------------- -------------
3G Vision           February 2000       Israel      5%    $    65,000   $    (2,888)  $    (2,888)
Baobob              November 2000       Israel      7%        180,000       (29,030)      (29,030)
CommerceTone*       August 2000         U.S.       11%        180,000      (228,063)     (228,063)
Coremarkets         August 2000         U.S.       12%      1,173,578      (775,473)     (775,473)
GammaSite           March 2000          Israel      7%        195,000      (118,973)     (118,973)
Incepto             September 1999      U.K.        7%        182,792      (138,923)     (138,923)
Phlair              November 2000       U.S.        5%        180,000       (14,027)      (14,027)
Ezface, Inc.        February 2000       U.S.        6%        180,000      (150,000)     (150,000)
Quintessence        December 2000       U.S.        1%        180,000            --            --
Selis               April 2000          Israel      9%        185,000      (160,952)     (160,952)
Soneta              February 2000       U.S.        7%        540,096      (108,041)     (108,041)
Travel Bond         May 2000            Israel     25%        210,000      (168,838)     (168,838)
Vship/GC Zone       December 1999       U.S.        4%        239,500      (382,928)     (239,500)
                                                          -----------   -----------   -----------
                                                            3,690,966   $(2,278,136)  $(2,134,708)
                                                                        ===========   ===========
Square.com          --Liquidation Value                        75,000
Loss from investees                                        (2,134,708)
                                                          -----------
   Net Investments                                        $ 1,631,258
                                                          ===========

--------
* The Company invested an additional $220,000 in this investee in the first quarter of 2001.

   As of December 31, 2000, the Company had commitments to invest an additional $1,000,000, which amount was invested by March 9, 2001.

                       YAZAM.COM, INC. AND SUBSIDIARIES

   During the year ended December 31, 2000, the following investments were written off as impairment in accordance with SFAS No. 121, Accounting for Long-Lived Assets and Long-Lived Assets to be Disposed Of:

                  Date of Initial
Name                Investment          Function       Country    Cost
----              --------------- -------------------- ------- ----------
Ankura........... September 2000  Internet Services    Israel  $  225,020
Envelopes........ June 2000       Internet Services    U.S.       255,040
Impressia........ May 2000        Internet Services    Israel   1,710,015
The Law.com...... April 2000      Internet Services    U.S.       215,000
Configman........ April 2000      Internet Services    U.S.       360,000
VC Village....... March 2000      Internet Services    U.S.       175,000
EMT International March 2000      Internet Services    Israel   1,564,808
PrimeShot........ February 2000   Internet Services    U.S.       182,080
Ezsize, Inc...... November 2000   Internet Services    U.S.       400,020
Square.com, Inc.. March 2000      Business Development U.S.       174,998
Money Hunt....... June 2000       Business Development U.S.       250,000
iPace Inc........ December 1999   Internet Services    U.S.       360,020
Gold Names, Inc.. December 1999   Internet Services    Israel     180,000
Infocharms....... January 2000    Internet Services    U.S.       180,000
Onna.com, Inc.... December 1999   Internet Services    U.S.       180,000
                                                               ----------
                                                               $6,412,001
                                                               ==========

5. Goodwill and Related Impairment

   The carrying value of intangibles, as required by SFAS No. 121, is reviewed if the facts and circumstances, such as significant declines in sales, earnings or cash flows, or a material adverse change in the business environment indicate that an impairment may have occurred. If there is an indication of such impairment, an evaluation of the estimated cash flows of the related entity is made, and, if impairment is determined, a write down is made.

   The Company reviews long-lived assets, certain identifiable assets and any goodwill related to those assets for impairment whenever the conditions indicated in SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of, require: a decrease in the market value of an asset, a change in the use of the asset, a change in legal factors or business climate, accumulation of costs significantly in excess of original expectations or a current period loss combined with a history of losses.

   As of December 31, 2000, the Company wrote down its goodwill to the expected liquidation value. As a result, the Company recorded an impairment of its goodwill of $9,230,364. The remaining goodwill consists of $1,000,000 of FT and $634,394 of Gregory FCA (see Note 7). Goodwill at December 31, 2000 consists of the following:

                                            Estimated
                                 Amount    Useful Lives
                               ----------- ------------
Goodwill...................... $11,843,047   5 Years
Less: accumulated amortization     978,289
                               -----------
                                10,864,758
Impairment....................   9,230,364
                               -----------
   Goodwill, net.............. $ 1,634,394
                               ===========

   Amortization expense for the year ended December 31, 2000 was $978,289.

                       YAZAM.COM, INC. AND SUBSIDIARIES

6. Stockholders' Equity

  Authorized Shares

   The Company's authorized shares consists of 60,000,000 shares, divided into 40,000,000 shares of common stock, par value $.0001 per share, and 20,000,000 shares of preferred stock, par value $.0001 per share.

  Shares Issued to Key Employee

   During 1999, in connection with an employment contract with a key employee, the Company issued shares of its common stock to a designated limited liability company equal to 12.5% of the Company's issued and outstanding common stock. Such shares were valued at fair value of the stock at the time of issuance, amounting to $4,500,000 and were reflected as compensation expense.

  Stock Split

   During 1999, the Company had a stock split of 6,000 to 1 of its common stock, thus increasing the number of shares issued and outstanding to 16,716,600 shares and decreasing the par value per share to $0.0001 per share.

  Treasury Stock

   During 1999, certain founding stockholders redeemed 516,598 (post stock split) of their shares of common stock which the Company recorded as treasury stock at par value.

  Preferred Series A Stock

   During 1999, the Company issued 2,000,000 shares of its Preferred Series A Stock at $2.00 per share resulting in total proceeds of $4,000,000. Preferred Series A stockholders are entitled to dividends and distributions equal to those issued to the common shareholders and have a liquidation preference of $2.00 per share. The Company incurred costs of approximately $50,000 in connection with the issuance of Preferred Series A Stock. Preferred Series A Stock is convertible at the option of the holder, at any time, into shares of common stock at a conversion rate of 1 to 1.

  Preferred Series B Stock

   On December 31, 1999, an investor subscribed for 5,000,000 shares of the Preferred Series B Stock at $2.00 per share, which was paid on January 18, 2000. Proceeds totaled $10,000,000. Preferred Series B stockholders are entitled to dividends and distributions equal to those issued to the common shareholders and have a liquidation preference of $2.00 per share. Preferred Series B Stock is convertible at the option of the holder, at any time, into shares of common stock at a conversion rate of 1 to 1.

  Preferred Series C Stock

   During 2000, a number of investors purchased 11,858,333 shares of the Preferred Series C Stock at $6.00 per share. Proceeds totaled $71,150,000. Preferred Series C stockholders are entitled to dividends and distributions equal to those issued to the common shareholders and have a liquidation preference of $6.00 per share. Preferred Series C Stock is convertible at the option of the holder, at any time, into shares of common stock at a conversion rate of 1 to 1.

                       YAZAM.COM, INC. AND SUBSIDIARIES

  Sale and Exchange

   At the time of the sale of the Preferred Series C Stock, as part of an agreement with the new investors, a portion of the proceeds was used to repurchase 1,875,000 shares of common stock for $10,750,000. The cost of the repurchase of common shares is recorded as treasury stock.

  Options

   During the year ended December 31, 2000, the Company granted to its employees three-year options to purchase 901,423 shares of its common stock with an exercise price less than market value. As a result, the Company recorded deferred compensation of $346,391 and recognized $1,414,801 in compensation expenses for these options. The deferred compensation will be amortized over the vesting period.

   Furthermore, the Company granted 2,722,749 and 589,500 options to its employees with exercise prices equal to or greater than the market value of the stock at the grant dates during the year ended and the period April 15, 1999 (inception) through December 31, 1999, respectively.

   Weighted average exercise prices for options outstanding at December 31, 2000 and 1999 were $2.11 and $0.20 per share, respectively. In light of the Acquisition (see Note 11), the Company accelerated all outstanding unvested options immediately prior to the effective time of the Acquisition. In order to be eligible for the exercise of the accelerated options, notice of exercise and applicable payment must have been delivered to the Company no later than March 23, 2001, with any unexercised options to be voided. Accordingly, as of March 27, 2001, options to purchase 187,946 shares of common stock were exercised and the unexercised options were voided.

   The following table summarizes the changes in options outstanding and the related price ranges for shares of the Company's common stock:

                                               Weighted
                                               Average
                                  Shares    Exercise Price
                                 ---------  --------------
Outstanding at December 31, 1998        --
   Granted......................   589,500      $0.20
   Exercised....................        --
   Expired or cancelled.........        --
                                 ---------
Outstanding at December 31, 1999   589,500      $0.20
   Granted...................... 3,624,172      $2.00
   Exercised....................  (797,500)     $0.20
   Expired or cancelled.........        --
                                 ---------
Outstanding at December 31, 2000 3,416,172      $2.11
                                 =========

   For disclosure purposes in accordance with SFAS No. 123, the fair value of each stock option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for stock options granted during the year ended December 31, 2000 and the period April 15, 1999 (inception) through December 31, 1999: annual dividends of $0.00, expected volatility of 0%, risk-free interest rate of 6% and expected life of three years for both periods. The weighted-average fair value of the stock options granted during the year ended and the period April 15, 1999 (inception) through December 31, 2000 was $0.53 and $0.03, respectively.

                       YAZAM.COM, INC. AND SUBSIDIARIES

   If the Company recognized compensation cost for the employee stock option plan in accordance with SFAS No. 123, the Company's pro forma net loss would have been approximately $39,206,000 and $5,553,000 respectively, in the year ended December 31, 2000 and the period April 15, 1999 (inception) through December 31, 1999.

7. Business Acquisitions

   On July 20, 2000, the Company acquired First Tuesday, Inc. ("FT") through a merger transaction. As consideration for the merger, the Company issued 1,317,675 shares of its common stock, valued at $1.60 per share, and paid $4,559,000 in cash. In addition, the Company incurred acquisition costs of approximately $232,000 in connection with the merger. The total purchase price of approximately $6,900,000 was allocated principally to goodwill, which is being amortized over 5 years. On March 30, 2001, the Company entered into a Stock Purchase Agreement to sell FT for $500,000 in cash and a promissory note in the amount of $500,000, bearing interest at a rate of 5% per annum.

   FT was the umbrella organization for operations in a number of cities which ran get-togethers for entrepreneurs and service providers in the "dot.com" industries. FT ran the London operation; the other operations were run by entrepreneurs in other cities with a loose affiliation to the umbrella organization.

   On July 31, 2000, the Company acquired Gregory Communications, Inc. ("Gregory") and Financial Communications Associates, Inc. ("FCA") (collectively referred to as "Gregory FCA") through a merger transaction. As consideration for the merger, the Company issued 350,000 shares of its common stock, valued at $1.60 per share, and $450,000 in cash. The Company also incurred acquisition costs of approximately $107,000 in connection with the merger. The purchase price of approximately $1,100,000 was allocated principally to goodwill, which is being amortized over 5 years.

   Gregory FCA operates a full service investor and media relations agency in the Philadelphia metropolitan area providing direct marketing to institutional investors, security analysts, retail stock brokers and the financial media.

   On September 1, 2000, the Company acquired Todo Technologies, Inc. ("Todo") through a merger transaction. As consideration for the merger, the Company issued 700,000 shares of its common stock, valued at $1.23 per share, and $550,000 in cash. The Company also incurred acquisition costs of approximately $63,000 in connection with the merger. The purchase price of approximately $1,500,000 was allocated principally to goodwill, which is being amortized over 5 years. In March 2001, the Company entered into an agreement to sell Todo for $100 in cash. As of December 31, 2000, the unamortized goodwill was written off (see Note 10).

   Todo was acquired for the purpose of investing in privately held, early-stage, technology companies in Japan.

   The above acquisitions were accounted for using the purchase method. The operations of FT, Gregory FCA and Todo have been included in the accompanying statements of operations since July 20, 2000, July 31, 2000 and September 1, 2000, respectively. The unaudited results of operations, as if FT, Gregory FCA and Todo had been acquired at the beginning of periods ended December 31, 2000 and 1999, are as follows:

                 2000         1999
             ------------  -----------
Net revenues $  5,504,809  $ 2,038,530
Net loss.... $(43,845,266) $(7,662,018)

                       YAZAM.COM, INC. AND SUBSIDIARIES

8. Commitments and Contingencies

  Leases

   The Company has certain lease agreements expiring on various dates through September 2010 for its office space in United States, Israel, Japan, and United Kingdom. Rent expense was approximately $355,000 and $37,000 for the year ended December 31, 2000 and for the period April 15, 1999 (inception) through December 31, 1999, respectively. Most of these leases were terminated in connection with the reduction of operations (see Note 1) and the Acquisition (see Note 11).

   The future minimum rental payments to be made under remaining operating leases as of December 31, 2000 are as follows:

For the Year Ending December 31,   Amount
-------------------------------- ----------
           2001................. $  426,000
           2002.................    371,000
           2003.................    232,000
           2004.................    211,000
           2005.................    211,000
           Thereafter...........  1,002,000

  Litigation

   The Company is subject to litigation from time to time arising in the ordinary course of its business. The Company does not believe that any such litigation is likely, individually or in the aggregate, to have a material adverse effect on the financial condition of the Company.

  Employment Agreements

   The Company entered into various employment agreements with its officers and employees. Most of these employment agreements were terminated in connection with the reduction of operations (see Note 1) and the Acquisition (see Note
11). As of December 31, 2000, total future commitments under the active employment agreements approximated $441,000, payable through March 1, 2002.

9. Income Taxes

   The Company accounts for its income taxes under SFAS No. 109, Accounting for Income Taxes, which requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statements and tax basis of assets and liabilities, and for the expected future tax benefit to be derived from tax losses and tax credit carryforwards. At December 31, 2000 and 1999, the Company had net operating loss carryforwards of approximately $34,505,000 and $5,553,000, respectively expiring through 2020. SFAS No. 109 additionally requires the establishment of a valuation allowance to reflect the likelihood of realization of deferred tax assets. At December 31, 2000 and 1999, a valuation allowance for the full amount of the deferred tax asset was recorded because of operating losses incurred and the uncertainties as to the amount of taxable income that would be generated in the future years. The utilization of the Company's net operating loss carryforwards is subject to certain limitations under the provisions of Internal Revenue Code
Section 382. As a result of the Acquisition (see Note 11), the Company had a
Section 382 "change of ownership" and therefore a limitation on the availability of the net operating loss carryforward.

                       YAZAM.COM, INC. AND SUBSIDIARIES

   The components of the net deferred tax asset at December 31, 2000 and 1999 consist of the following:

                                    2000        1999
                                 ----------- ----------
Net operating loss carryforwards $12,077,000 $1,944,000
Valuation allowance.............  12,077,000  1,944,000
                                 ----------- ----------
                                 $        -- $       --
                                 =========== ==========

   The provision for income taxes differs from the amount computed applying the statutory federal income tax rate to income before income taxes at December 31, 2000 and 1999 as follows:

                                                         2000         1999
                                                     ------------  -----------
Income tax benefit computed at statutory rate at 35% $(13,706,000) $(1,943,000)
Goodwill amortization and impairment................    3,573,000           --
Tax benefit not recognized..........................   10,133,000    1,943,000
                                                     ------------  -----------
   Provision for income taxes....................... $         --  $        --
                                                     ============  ===========

10. Asset Impairment/Write-off

   The asset impairment/write-off for the year ended December 31, 2000 comprised the following:

Write down of FT goodwill........................... $ 7,802,231
Write down of Todo goodwill.........................   1,428,133
Write down of software and website development costs     852,951
Write down of property and equipment................     404,673
Write down of investments...........................   6,412,001
Write down of FT investment in a German subsidiary..      22,927
                                                     -----------
                                                     $16,922,916
                                                     ===========

11. Subsequent Events

   On March 27, 2001, U.S. Technologies Inc. ("UST") acquired the Company through a merger. The purchase price was $22 million in cash plus 27,374 shares of UST's Series F Convertible Preferred Stock, which may be converted into 27,374,000 shares of common stock, and warrants to purchase an aggregate of 8,000,000 shares of UST's common stock at $0.34 per share (the "Acquisition"). UST obtained approximately $28 million of cash held by the Company and certain other assets.

12. Accounting Developments

   In June 2000, the FASB issued SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities, which amends the accounting and reporting standards of SFAS No. 133. SFAS No. 133 was previously amended by SFAS No. 137, which deferred the effective date of SFAS No. 133 to fiscal years commencing after June 15, 2000. The Company does not believe that the adoptions of SFAS No. 138 and SFAS No. 133 have a material impact on the Company's results of operations.

   In March 2000, the FASB issued Interpretation (FIN) No. 44, Accounting for Certain Transactions Involving Stock Compensation--an Interpretation of APB Opinion No. 25, which was effective on July 1, 2000. The Company adopted the provisions of FIN No. 44 as of July 1, 2000.

                            U.S. TECHNOLOGIES INC.

                      INTRODUCTION TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

   The unaudited pro forma condensed consolidated financial statements have been prepared to give effect to the purchase on April 12, 2000 and March 27, 2001, respectively, by U.S. Technologies Inc. ("USXX") of all of the outstanding equity interests of E2Enet, Inc. ("E2E") and Yazam.com, Inc. ("Yazam"), both development stage enterprises. The proforma balance sheet is presented as if the acquisition of Yazam occurred on December 31, 2000. The proforma statement of operations is presented as if each of the acquisitions of E2E and Yazam occurred on January 1, 2000. The pro forma condensed consolidated financial statements have been prepared and/or derived from, and should be read in conjunction with, the historical consolidated financial statements and notes thereto of USXX, E2E and Yazam.

   The unaudited pro forma condensed consolidated balance sheet assumes that all outstanding shares of Yazam common stock and all preferred stock of Yazam were acquired by USXX as of December 31, 2000 and reflect preliminary application of the purchase method of accounting for the acquisition. USXX acquired assets with an estimated fair market value of approximately $32,949,000 and assumed liabilities of approximately $2,015,000 in exchange for payment of $22,000,000 in cash, $7,714,000 of USXX's Series F redeemable convertible preferred stock and $880,000 of USXX's common stock warrants. The Series F preferred shares are redeemable at the option of the holder in the event that a charter amendment authorizing additional common shares is not effected by September 1, 2001, except for those shareholders who waived such redemption right on July 19 and 20, 2001. The unaudited pro forma condensed consolidated balance sheet gives effect to the cash used in the operations of Yazam from January 1, 2001 to March 27, 2001. The application of the purchase method of accounting for the E2E acquisition is already incorporated into the historical consolidated balance sheet of USXX as of December 31, 2000.

   The unaudited pro forma consolidated statement of operations gives effect to the E2E and Yazam acquisitions as if they had occurred on January 1, 2000 and include appropriate adjustments for amortization and other items related to the transaction, but exclude any potential cost savings. Further, Yazam had effectively curtailed its operations during December 2000 and had begun a process of liquidating its assets prior to the purchase by USXX.

   The pro forma adjustments are based on preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma consolidated financial statements do not purport to represent the consolidated results that would have been obtained had the transaction occurred at the dates indicated, as assumed, nor do they purport to present the results which may be obtained in the future.

                            U.S. TECHNOLOGIES, INC.

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               December 31, 2000
                                  (Unaudited)

                                                                       Historical                                  U.S.
                                                               --------------------------                      Technologies,
                                                                   U.S.                                            Inc.
                                                               Technologies,  Yazam.Com     Pro Forma            Pro Forma
                                                                   Inc.         Inc.       Adjustments   Notes Consolidated
                                                               ------------- ------------  ------------  ----- -------------
                                                          ASSETS
Current Assets
  Cash and cash equivalents................................... $      6,110  $ 35,427,363  $ 22,000,000   (A)  $  5,418,871
                                                                                            (22,000,000)  (B)
                                                                                            (22,000,000)  (D)
                                                                                             (8,014,602)  (B)
  Accounts receivable, less allowance.........................      401,253     1,263,799                         1,665,052
  Inventories.................................................      169,834            --                           169,834
  Prepaid expenses............................................       81,848       441,835                           523,683
                                                               ------------  ------------  ------------        ------------
   Total current assets.......................................      659,045    37,132,997   (30,014,602)          7,777,440
                                                               ------------  ------------  ------------        ------------
  Property and equipment, net.................................      656,820     1,918,728                         2,575,548
Other assets:
  Investment in associated companies..........................    3,434,217     1,631,258                         5,065,475
  Note receivable.............................................       90,000            --                            90,000
  Security deposits...........................................                    770,905                           770,905
  Goodwill....................................................                  1,634,394                         1,634,394
  Other.......................................................          450            --                               450
                                                               ------------  ------------  ------------        ------------
   Total other assets.........................................    3,524,667     4,036,557             0           7,561,224
                                                               ------------  ------------  ------------        ------------
   Total assets............................................... $  4,840,532  $ 43,088,282  $(30,014,602)       $ 17,914,212
                                                               ============  ============  ============        ============
                                            LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities
  Accounts payable and accrued expenses....................... $  2,006,571  $  3,613,477       400,000   (B)  $  6,020,048
  Obligation under put option assumed in conjunction with E2E
   acquisition................................................    2,000,010                                       2,000,010
  Due to Yazam shareholders...................................                    466,413                           466,413
  Line of credit..............................................      197,392                                         197,392
  Notes payable...............................................      685,861                                         685,861
  Notes payable Yazam acquisition.............................                               22,000,000   (A)             0
                                                                                            (22,000,000)  (D)
                                                               ------------  ------------  ------------        ------------
   Totals current liabilities.................................    4,889,834     4,079,890       400,000           9,369,724
Series F convertible preferred stock..........................           --                   7,713,790   (B)     7,713,790
Stockholders' equity
  Common stock................................................      592,216         1,989        (1,989)  (B)       592,216
  Convertible preferred stock.................................   21,958,689    85,150,000   (85,150,000)  (B)    21,958,689
  Convertible preferred stock, subscribed but unissued........    1,199,200            --                         1,199,200
  Additional paid in capital..................................   27,601,507     9,587,864    (9,587,864)  (B)    34,503,787
                                                                                              6,022,280   (C)
                                                                                                880,000   (B)
  Deferred compensation.......................................                   (346,391)      346,391   (B)             0
  Accumulated deficit.........................................  (51,400,914)  (44,712,759)   44,712,759   (B)   (57,423,194)
                                                                                             (6,022,280)  (C)
  Foreign currency translation adjustments....................                     77,741       (77,741)  (B)             0
  Treasury stock, at cost.....................................                (10,750,052)   10,750,052   (B)             0
                                                               ------------  ------------  ------------        ------------
   Total Stockholders' Equity.................................      (49,302)   39,008,392   (38,128,392)            830,698
                                                               ------------  ------------  ------------        ------------
   Total Liabilities and Equity............................... $  4,840,532  $ 43,088,282  $(30,014,602)       $ 17,914,212
                                                               ============  ============  ============        ============

                            U.S. TECHNOLOGIES, INC.

                    NOTES TO UNAUDITED PRO FORMA CONDENSED
                       CONSOLIDATED FINANCIAL STATEMENTS
                               December 31, 2000

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

   Please refer to the accompanying "Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements".

Note (A) Adjustment to record proceeds from bank note to fund cash portion of purchase price. Note bears interest at 6% and matures on April 27, 2001.

Note (B) Records the purchase of the remaining assets of Yazam utilizing purchase accounting. The unaudited pro forma consolidated balance sheet assumes that all outstanding shares of Yazam common stock and all preferred stock are acquired by USXX in exchange for $22,000,000 in cash, $7,713,790 in Series F redeemable convertible preferred stock and $880,000 in warrants. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed in connection with the acquisition as if it occurred December 31, 2000:

Cash.................................         $ 5,413,000
Accounts receivable..................           1,264,000
Investments in associated companies
   3G Vision.........................  62,000
   Baobab............................ 151,000
   Coremarkets....................... 350,000
   Gammasite.........................  76,000
   Incepto...........................  44,000
   Phlair............................ 166,000
   EZ Face...........................  30,000
   Quintessence...................... 180,000
   Selis.............................  24,000
   Soneta............................ 432,000
   TravelBond........................  41,000
   Square.com........................  75,000
                                      -------
                                                1,631,000
Other assets.........................           4,766,000
Accounts payable and accrued expenses          (4,480,000)
                                              -----------
                                              $ 8,594,000
                                              ===========

   The Pro Forma Condensed Consolidated Balance Sheet gives effect to the cash used in the operations of Yazam from January 1, 2001 to March 27, 2001.

Note (C)Adjustment for deemed dividend resulting from beneficial conversion features of the Series F Preferred Stock issued in association with the acquisition of Yazam.

Note (D)To retire bridge loan immediately subsequent to closing.

                            U.S. TECHNOLOGIES, INC.

           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         Year Ended December 31, 2000
                                  (Unaudited)

                                                              Historical
                                               ---------------------------------------
                                                   U.S.      E2Enet.com                                        U.S.
                                               Technologies,    Inc.       Yazam.com                       Technologies,
                                                   Inc.      (January 1-      Inc.                             Inc.
                                                Year Ended    April 12,    Year Ended    Pro Forma           Pro Forma
                                                12/31/2000      2000)      12/31/2000   Adjustments  Notes Consolidated
                                               ------------- -----------  ------------  -----------  ----- -------------
Net sales and revenues........................    2,671,378           --     2,157,198                        4,828,576
Operating costs and expenses
  Cost of sales...............................    2,902,444           --            --                        2,902,444
  Selling, general and administrative expense.    6,423,867      261,015    24,359,456                       31,044,338
  Impairment of long-lived assets.............   12,304,800           --    16,922,916                       29,227,716
                                               ------------  -----------  ------------  -----------        ------------
   Total operating costs and expenses.........   21,631,111      261,015    41,282,372            0          63,174,498
                                               ------------  -----------  ------------  -----------        ------------
Loss from operations..........................  (18,959,733)    (261,015)  (39,125,174)           0         (58,345,922)
Other expense (income)
  Interest, net...............................      (34,383)     173,284    (2,100,309)   1,304,269   (E)      (735,423)
                                                                                           (173,284)  (E)
                                                                                             95,000   (E)
  Equity in loss of associated companies......      640,350      600,068     2,134,708                        3,375,126
  Other, net..................................     (206,863)          --            --                         (206,863)
                                               ------------  -----------  ------------  -----------        ------------
   Total other expense (income)...............      399,104      773,352        34,399    1,225,985           2,432,840
                                               ------------  -----------  ------------  -----------        ------------
Net loss before minority interest in loss of
 subsidiary...................................  (19,358,837)  (1,034,367)  (39,159,573)  (1,225,985)        (60,778,762)
Minority interest in loss of subsidiary.......     (707,740)          --            --                         (707,740)
                                               ------------  -----------  ------------  -----------        ------------
Net loss......................................  (18,651,097)  (1,034,367)  (39,159,573)  (1,225,985)        (60,071,022)
Deemed dividends to preferred shareholders....   14,757,650           --            --    6,022,280   (F)    20,779,930
                                               ------------  -----------  ------------  -----------        ------------
Net loss available to common shareholders..... $(33,408,747) $(1,034,367) $(39,159,573) $(7,248,265)       $(80,850,952)
                                               ============  ===========  ============  ===========        ============
Net loss per common share basic and diluted... $      (1.14)                                               $      (2.75)
                                               ============  ===========  ============  ===========        ============
Average common shares outstanding basic and
 diluted......................................   29,408,063           --            --           --          29,408,063
                                               ============  ===========  ============  ===========        ============

                            U.S. TECHNOLOGIES, INC.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         Year Ended December 31, 2000

   Please refer to the accompanying "Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements."

(E)Adjustment to reduce interest income assuming $22,000,000 cash portion of purchase price is paid out as of January 1, 2000 and unavailable for investment by Yazam, to eliminate interest expense on E2E shareholder notes payable and warrants converted to equity on the date of its acquisition by USXX and to record interest expense on the bridge loan.

(F)Adjustment for deemed dividend resulting from beneficial conversion features of the Series F Preferred Stock issued in association with the acquisition of Yazam.

                                                                      APPENDIX A

                            U.S. TECHNOLOGIES INC.
                            AUDIT COMMITTEE CHARTER

Overview

   The Audit Committee of the Board of Directors assists the full Board in fulfilling its oversight responsibilities with respect to assuring that the company maintains (1) appropriate financial accounting and management controls,
(2) sound financial reporting practices, (3) appropriate and independent advice from its Independent Accountants, and (4) compliance with legal and regulatory requirements.

   The Audit Committee's role and proper functioning requires that it monitor, review and challenge management and the Independent Accountants. Although the Audit committee will exercise the powers set forth in this Charter, it is the responsibility of management throughout the company to ensure that overall controls are adequate to meet operating, financial and compliance objectives, and it is the responsibility of management and the Independent Accountants to plan and conduct audits, and to determine that the Company's financial statements are materially complete and accurate and are in accordance with U.S. generally accepted accounting principles.

   The Audit Committee assists the full Board in independently overseeing any internal audit functions and the external audit functions to ensure adequate audit coverage is achieved. Specifically, the audit function is designed to ensure:

   --a system of internal controls is maintained throughout the Company which protects the assets of the Company and provides the proper authorization and recording of transactions such that the financial information is reliable and materially accurate; and

   --financial statements fairly present, in all material respects, the financial condition and results of operations of the Company in accordance with U.S. generally accepted accounting principles.

Membership

   The Board of Directors shall appoint the Audit Committee members, all of whom shall be Directors, but none of whom may be officers or employees of U.S. Technologies Inc. or any of its subsidiaries. All Audit Committee members shall meet the independence and experience requirements of NASDAQ and SEC rules.

   The Audit Committee shall consist of not less than three members, including a Chairperson. A majority of the members of the Committee shall constitute a quorum. The Committee shall generally meet on such occasions and at such intervals considered necessary or appropriate by the Committee in fulfilling its responsibilities.

Responsibilities

   The Audit Committee will meet with representatives (both as a group and, as appropriate, individually) from the Independent Accountants, company officers, and others, as necessary, to perform the following:

1. Charter Review

   The Audit Committee shall reassess the adequacy of its Charter annually and recommend any proposed changes to the full Board for approval.

2. Nomination of Independent Accountants

   The Audit Committee shall recommend to the Board of Directors and shareholders the selection, retention or termination of the Company's Independent Accountants.

3. Evaluation of Independent Accountants

   The Independent Accountants shall have ultimate accountability to the Audit Committee and the Board of Directors. The Audit Committee shall evaluate and make recommendations with respect to the Independent Accountants.

   The Audit Committee shall:

   --Receive and review information from the Independent Accountants on a periodic basis, including a formal written statement, pertaining to the Independent Accountants' independence, including matters required by Independence Standards Board Standard No. 1; discuss such information with the Independent Accountants; and, if so determined by the Audit Committee, recommend that the full Board take appropriate action to satisfy itself of such independence.

   --Review, in consultation with management, the terms of the engagement of the Independent Accountants, including the scope of their audit, proposed fees and personnel qualifications.

   --Discuss with the Independent Accountants the matters required to be discussed by Statement on Auditing Standards No. 61, which has subsequently been amended by SAS 90 "Audit Committee Communications" (and as may be further modified or supplemented), related to the conduct of the audit.

   --Receive required communications from the Independent Accountants.

   --Discuss with the Independent Accountants the quality of the Company's financial accounting personnel, and any relevant recommendations of the Independent Accountants.

4. Matters Pertaining to Filings with Government Agencies

   The Audit Committee shall:

   --Review with the Independent Accountants and management the Company's Form
     10-K prior to filing with the Securities and Exchange Commission.

   --Prepare the Audit Committee Report required by the Rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

   --Review the results of each quarterly review by the Independent
     Accountants.

5. Financial Reporting

   The Audit Committee shall:

   --Review, in connection with its review of the annual financial statements, an analysis prepared by management and the Independent Accountant of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

   --Review with the Independent Accountants and management the results of the Independent Accountant's year-end audit, including areas of significant disagreement, if any, between management and the Independent Accountants.

6. Controls

   The Audit Committee shall:

   --Review with management and the Independent Accountants their separate opinions as to the adequacy and effectiveness of the Company's system of internal accounting controls, and review with them the Independent Accountant's Annual Report on Internal Controls and management's response thereto.

   --Review the Company's procedures with respect to accounting and financial controls, including changes in auditing and/or accounting principles, practices and procedures.

   --Review with management the Company's major financial risk exposures and the steps management has taken to monitor, mitigate and control such exposures.

7. Fraud and Illegal Acts

   The Audit Committee shall:

   --Receive and review reports regarding fraud involving senior management and any fraud that causes a material misstatement of financial statements.

   --Review reports of illegal acts that are not "clearly inconsequential" that have come to the Independent Accountants' attention in the course of their audits. Ensure, in such cases, that management has taken timely and appropriate actions regarding reported illegal acts that could have a material effect on the financial statements.

8. Other Responsibilities

   --Review, as and when the Audit Committee considers appropriate, with the Company's counsel those legal matters that the Committee believes may have a material impact on the Company's operations and financial statements, and material reports or inquiries received from regulators or governmental agencies and any other legal matters as the Committee may consider appropriate.

9. General Powers

   The Audit Committee shall conduct or authorize investigations into any matters within the scope of the Committee's responsibilities.

   To carry out and effectuate the purposes of this Charter, the Audit Committee shall have authority it deems necessary to confer with the Company's Independent Accountants and Company officers and to conduct or authorize investigations. The Audit Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee.

                                                                      APPENDIX B

                           STOCK EXCHANGE AGREEMENT

   This Stock Exchange Agreement (the "Agreement") is made as of this 21st day of February, 2000, by and among U.S. Technologies Inc., a Delaware corporation (the "Company"), E2ENET, Inc., a Delaware corporation ("E2E"), and the E2E Stockholders as hereinafter defined (each, individually, a "Party" and, collectively, the "Parties").

                                  WITNESSETH:

   WHEREAS, the E2E Stockholders desire to sell to the Company, and the Company desires to purchase from the E2E Stockholders, all of the shares of capital stock of E2E (the "E2E Shares") to be issued and outstanding as of the Closing, upon the terms and conditions set forth herein.

   NOW, THEREFORE, in consideration of the respective representations, warranties, covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, the Parties hereto agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

   1.1 Definitions. As used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "AAA" shall have the meaning given to it in Section 11.11(a).

      "Action or Proceeding" means any action, suit, arbitration, proceeding or Government Entity investigation or audit.

      "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, a Person shall be deemed to control another Person if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

      "Agreement" means this Stock Exchange Agreement as from time to time amended and in effect between the Parties, including all schedules hereto.

      "Amended and Restated Registration Rights Agreement" means the Registration Rights Agreement of USV Partners, LLC, which will be amended and restated at Closing to provide the E2E Stockholders with essentially the same rights as provided to USV Partners, LLC in said Registration Rights Agreement of USV Partners, LLC.

      "Audited Financial Statements" has the meaning given to it in Section
   7.9.

      "Board" means the Board of Directors of the Company.

      "Books and Records" means all titles, documents, instruments, papers, books and records relating to the business and operations of any Party, including financial statements, tax returns and related workpapers and letters from accountants, budgets, pricing guidelines, ledgers, journals, deeds, title policies, minute books, stock certificates, corporate books, stock transfer ledgers, contracts, Licenses, customer lists, computer files and programs, retrieval programs, operating data and plans and environmental studies and plans.

      "Business Day" means any day other than a Saturday, Sunday or public holiday or the equivalent for banks under the laws of Washington, D.C.

      "Capital Lease" means any lease of property (real, personal or mixed) which, in accordance with GAAP, is required to be capitalized on the lessee's balance sheet.

      "Certificate of Designations" means the Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of U.S. Technologies Inc. to be adopted by the Company, as described in Section 3.1.

      "Charter Amendment" has the meaning given to it in Section 7.17.

      "Closing" has the meaning given to it in Section 2.2.

      "Common Stock" means (a) the Company's common stock, with a par value of $0.02 per share, as authorized on the date of this Agreement, (b) any other capital stock of any class or classes (however designated) of the Company authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount per share, either to all or to a share of the balance of current dividends and liquidating distributions after the payment of dividends and distributions on any shares entitled to preference in the payment thereof, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of directors of the Company, and (c) any other securities into which or for which any of the securities described in (a) or (b) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

      "Company" means U.S. Technologies Inc., a Delaware corporation, and its successors and permitted assigns.

      "Company Group" means the Company and each of its Subsidiaries, including, without limitation, Labor-to-Industry Inc., a Texas corporation, and Service-to-Industry Inc., a Delaware corporation.

      "Company Group Business" means and includes, with respect to any date, all businesses engaged in by any Member.

      "Contracts" has the meaning given to it in Section 6.12(a).

      "E2E Stockholders" means the persons other than the Company and E2E that are Parties hereto (including those that are expected to be added as parties to this Agreement by joinder as contemplated by Section 6.21) and who presently, or prior to the Closing, will own, collectively, all of the issued and outstanding shares of capital stock of E2E as of the Closing.

      "E2E Representatives" means Jonathan J. Ledecky, Northwood Ventures LLC, and Northwood Capital Partners LLC.

      "GAAP" shall mean the generally accepted accounting principles of the United States consistently applied.

      "Government Entity" means any court or tribunal or administrative, governmental or regulatory body, agency, commission, division, department, public body or other authority.

      "Indebtedness" means all obligations, contingent and otherwise which should, in accordance with GAAP, be classified upon the obligor's balance sheet as liabilities, but in any event including, without limitation, liabilities secured by any mortgage on property owned or acquired subject to such mortgage, whether or not the liability secured thereby shall have been assumed, and also including, without limitation, (a) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be so reflected in said balance sheet except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (b) the present value of any Capital Leases.

      "Investment Documents" shall mean this Agreement, the Preferred Shares, the Certificate of Designations, and the Amended and Restated Registration Rights Agreement.

      "Knowledge" means, with respect to any Person, the knowledge that such Person (including the directors and Principal Officers of such Person) has or should have after reasonable inquiry.

      "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law in the United States, or any state, province, county, municipality or other political subdivision thereof.

      "Liabilities" means all Indebtedness, obligations, and other liabilities of a Person, including any impairment of any asset (whether absolute, accrued, contingent, fixed or otherwise, or whether due or to become due).

      "Licenses" means all licenses, permits, certificates, approvals, registrations, franchises and similar consents granted or issued by a Government Entity or any other Person.

      "Lien" means any mortgage, security interest, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, preference, priority or other security agreement, option, warrant, attachment, right of first refusal, preemptive, conversion, put, call or other claim or right, restriction on transfer (other than restrictions imposed by applicable securities Laws), or preferential arrangement of any kind or nature whatsoever (including any restriction on the transfer of any assets), any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement or similar document with any pertinent public or private registry.

      "Member" means any member of the Company Group.

      "Order" means any writ, judgment, decree, injunction or similar order of any Government Entity (in each case whether preliminary or final).

      "Organizational Documents" means with respect to any Person, articles of incorporation, certificates of incorporation, by-laws, partnership agreement, articles of association, joint venture or other agreement, instrument or document, individually or collectively, pursuant to which such Person is established or organized, and that governs the internal affairs of such Person, as such documents may be amended from time to time.

      "Party" means any party to this Agreement.

      "Person" means and includes any individual, partnership, joint venture, corporation, trust, limited liability company, joint stock company, unincorporated organization, Government Entity or any political subdivision or agency thereof, or any other entity.

      "Preferred Shares" has the meaning given to it in Section 2.1.

      "Preferred Stock" means all series of preferred stock of the Company.

      "Principal Officer" means any management level employee.

      "Proxy Statement" means the proxy statement, together with any amendments thereof or supplements thereto, with respect to the Company's annual meeting of stockholders, which, among other things, will include a proposal with respect to the Charter Amendment contemplated by this Agreement.

      "Registration Rights Agreement of USV Partners, LLC" means the Registration Rights Agreement by and between the Company and USV Partners, LLC, dated as of July 16, 1998.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations of the United States Securities and Exchange Commission (or any other federal agency at that time administering the Securities Act) thereunder, all as the same shall be in effect at the time.

      "Subsidiary" or "Subsidiaries" means (a) any entity with more than fifty percent (50%) of whose capital stock of any class or classes having by the terms thereof ordinary voting power to elect directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such entity shall have or might have voting power by reason of the happening of any contingency) is at the time owned directly or indirectly by any one or more members and (b) any partnership, association, joint venture or other entity in which any one or more of its members has more than a fifty percent (50%) equity interest at the time.

      "Tax Return" means any report, return, statement or other written information required to be supplied to a taxing authority in connection with Taxes.

      "Taxes" means (a) any and all taxes, levies or other like assessments, charges or fees (including estimated taxes, charges and fees), including, without limitation, income, corporation, add-on minimum, ad valorem, advances, gross receipts, transfer, excise, property, sales, use, value-added, License, payroll, employment, severance, pay as you earn, withholding on amounts paid by or to the relevant party, social security and franchise or other governmental taxes or charges, imposed by the United States or by any other nation, state, province, county, local or foreign government or by any subdivision or agency of the foregoing; and such term shall include any interest (punitive or otherwise), penalties or additions to tax related or attributable to such taxes; and (b) Liability for the payment of any amounts of the type described in (a) as a result of any obligation to indemnify any other Person.

      "Unaudited Financial Statements" has the meaning given to it in Section
   7.9.

   1.2 Interpretation. Unless otherwise expressly provided herein (a) defined terms in the singular include the plural and vice versa, and the masculine, feminine and neuter gender include all genders; (b) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (c) the words "include," "includes," and "including" mean include, includes and including "without limitation" and "without limitation by specification"; and (d) references to any Person shall be construed as a reference to such Person and any permitted successors or assigns of such Person; (e) references to "consent" shall mean prior consent evidenced in writing; (f) terms such as "satisfactory
to ," "acceptable to    ," "in such manner as     may determine," to    's
satisfaction," and phrases of similar import authorize and permit such Party to approve, disapprove, act or decline to act, unless otherwise specified herein, in its reasonable discretion without unreasonable delay or condition; and (g) references to Sections refer to Sections of this Agreement.

   1.3 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP, and all financial data submitted pursuant to this Agreement and all financial tests to be calculated in accordance with this Agreement shall be prepared and calculated in accordance with GAAP. All financial tests described herein relating to the Company shall be calculated with respect to the Company Group on a consolidated basis.

                                  ARTICLE II.

                              EXCHANGE OF SHARES

   2.1 Exchange of Shares. Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, each of the E2E Stockholders agrees to sell all of its respective E2E Shares (which number of shares after any reorganization or recapitalization of E2E contemplated by this Agreement is listed below their names on the signature pages hereto), free and clear of any and all Liens, to the Company. In exchange for the E2E Shares, the Company agrees to issue and deliver to the E2E Stockholders duly authorized, validly issued, fully paid, and non-assessable shares of the Company's Series B Convertible Preferred Stock ("Preferred Shares") with an aggregate stated value equal to $11,200,000, mandatorily convertible into an aggregate of 56,000,000 shares of Common Stock as described in Section 3.1.

   2.2 The Closing. Subject to the terms and conditions of this Agreement, such exchange described in Section 2.1 (the "Exchange") shall take place at a closing ("Closing") to be held at the offices of Fleischman and Walsh, L.L.P. at 10:00 a.m., local time, on a date mutually satisfactory to the Company and E2E which is no later than the fifth Business Day after satisfaction (or waiver) of the conditions to Closing set forth in Articles IV and V hereof (other than those conditions which require the delivery of any documents or the taking of other action, at the Closing) (the "Closing Date"). At the Closing, (i) the Company will issue to each E2E Stockholder a certificate evidencing such E2E Stockholder's pro rata amount of Preferred Shares, registered in the name of such E2E Stockholder; and (ii) the E2E Stockholders will deliver to the Company certificates representing their respective E2E Shares, duly endorsed (or accompanied by stock powers duly executed) in favor of the Company.

                                 ARTICLE III.

                           TERMS OF PREFERRED SHARES

   3.1 The Preferred Shares. (a) As of the Closing Date, the Company will have adopted the Certificate of Designations, authorizing the issuance to the E2E Stockholders of the Preferred Shares, which shares of Preferred Stock shall have terms essentially equivalent to those of the Company's outstanding Series A Preferred Stock except for the following provisions: (i) pro rata liquidation value per share based on an aggregate stated value of all shares of Preferred Stock to be issued to the E2E Stockholders at Closing equal to $11,200,000;
(ii) pari passu in liquidation on a pro rata basis per liquidation values with pre-existing Series A Preferred Stock and the additional shares of Preferred Stock to be issued at Closing for cash as contemplated by Schedule 4.5; (iii) mandatorily convertible into Common Stock immediately following the approval of the Charter Amendment as described herein; (iv) voting rights as if converted into Common Stock (voting together with all other shares of Common Stock and Preferred Stock); and (v) no right to elect members of the Company's Board of Directors.

                                  ARTICLE IV.

     CONDITIONS PRECEDENT TO E2E AND E2E STOCKHOLDERS' OBLIGATION TO CLOSE

   The obligations of E2E and the E2E Stockholders to exchange the E2E Shares hereunder for the Preferred Shares at the Closing is subject to satisfaction of each the following conditions, all or any of which may be waived in writing by E2E and the E2E Stockholders:

   4.1 Representations, Warranties, Covenants and Agreements. Each of the representations and warranties of the Company set forth in Article VII hereof shall be true and correct in all material respects as of the Closing Date as though made on and as of that date and all covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing shall have been performed or complied with in all material respects by the Company.

   4.2 Documentation at Closing. E2E and the E2E Stockholders shall have received prior to or at the Closing all of the following, each in form and substance reasonably satisfactory to them and their respective counsel:

      (a) The Certificate of Designations, as adopted by the Board, attested to by the Secretary or Assistant Secretary of the Company and filed with the Secretary of State of the State of Delaware.

      (b) Stock certificates, duly executed by the Company, representing the Preferred Shares.

      (c) Certified copies of the resolutions of the Board of Directors evidencing (to the extent legally required prior to the Closing) approval of: (i) the Investment Documents, and (ii) all other matters contemplated thereby.

      (d) A certificate from a duly authorized officer of the Company stating that each of the representations and warranties contained in Article VII hereof are true and correct in all material respects as of the Closing Date as though made on and as of that date and that all covenants and agreements required by this Agreement to be performed or complied with by the Company at or prior to the Closing have been performed or complied with in all material respects by the Company other than those, if any, waived by E2E in writing.

      (e) All third-party and governmental and regulatory consents and approvals necessary for the consummation by the Company of the transactions contemplated hereby.

      (f) The opinion of Fleischman and Walsh, LLP, special counsel for the Company, in form and scope reasonably acceptable to E2E's and E2E Stockholders' respective counsel.

      (g) Such other documents (other than the Charter Amendment) referenced or relating to the transactions contemplated by the Investment Documents as E2E or its special counsel may reasonably request.

   4.3 Amended Organizational Documents. The Board of Directors of the Company shall have duly authorized the issuance of the Preferred Shares pursuant to the Certificate of Designations as described in Section 3.1.

   4.4 Due Diligence. Completion by the E2E Representatives of due diligence with respect to the Company to their reasonable satisfaction.

   4.5 Capital Infusion. Successful infusion of at least $6,250,000 and up to $10,000,000 of additional capital into the Company consistent with Schedule 4.5 hereto.

   4.6 Tax Matters. Reasonable satisfaction that the Company's share exchange for E2E Shares will not result in any material federal or state income tax to E2E Stockholders.

   4.7 Voting Agreement. Execution and delivery of a voting agreement for a period of three (3) years among USV Partners, LLC, James V. Warren and each of the E2E Representatives with respect to the composition of the board of directors of the Company, pursuant to which the parties thereto will agree to vote for the following directors: (i) four directors designated by USV Partners, LLC, including Gregory C. Earls as Chairman and CEO; (ii) two directors designated by Jonathan J. Ledecky; and (iii) two directors designated by Northwood Ventures LLC and Northwood Capital Partners LLC; provided, however, that such rights will be subject to forfeiture by any party that sells at least half of the shares owned by it as of the Closing.

   4.8 Proxy. Execution and delivery of a voting agreement and proxy by USV Partners, LLC, and James V. Warren in favor of the E2E Stockholders with respect to the Charter Amendment.

   4.9 Amended and Restated Registration Rights Agreement. The Amended and Restated Registration Rights Agreement, duly executed and delivered by the Company.

   4.10 Joinder. The E2E Representatives shall have obtained the joinder of the other E2E Stockholders to this Agreement and the transactions contemplated hereby as contemplated by Section 6.21 and delivered evidence thereof to the Company.

   4.11 Assumption of Put Agreement. Execution and delivery by the Company as contemplated by Section 8.2(g), which agreement shall be reasonably satisfactory to the E2E Representatives.

                                  ARTICLE V.

           CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATION TO CLOSE

   The obligation of the Company to issue to the E2E Stockholders the Preferred Shares at the Closing is subject to satisfaction of each the following conditions, all or any of which may be waived in writing by the Company:

   5.1 Representations, Warranties, Covenants and Agreements. Each of the representations and warranties of E2E and the E2E Stockholders set forth in
Article VI hereof shall be true and correct in all material respects as of the Closing Date as though made on and as of that date and all covenants and agreements required by this Agreement to be performed or complied with by them at or prior to the Closing shall have been performed or complied with by them in all material respects.

   5.2 Documentation at Closing. The Company shall have received prior to or at the Closing all of the following, each in form and substance satisfactory to the Company and its special counsel:

      (a) Certificates representing all of the E2E Shares, which shall be either duly endorsed or accompanied by stock powers duly executed in favor of the Company.

      (b) Certified copies of the resolutions of E2E, and to the extent required, the E2E Stockholders, evidencing approval of the Investment Documents and all other matters contemplated thereby; certified copies of the organizational documents of E2E and certified copies of all documents evidencing other necessary corporate or other action and governmental approvals, if any, with respect to the Investment Documents and all other matters contemplated thereby.

      (c) A certificate of the Secretary or an Assistant Secretary of E2E dated the date of Closing, which shall certify the names of the officers of E2E authorized to sign the Investment Documents and any other documents or certificates to be delivered pursuant thereto, together with the true signatures of such officers.

      (d) The opinion of Hogan & Hartson, L.L.P., special counsel for E2E, in form and scope reasonably acceptable to the Company's counsel.

      (e) A certificate from a duly authorized officer of E2E and each of the E2E Stockholders stating that each of the representations and warranties contained in Article VI hereof are true and correct in all material respects as of the Closing as though made on and as of that date and that all covenants and agreements required by this Agreement to be performed or complied with by them at or prior to the Closing have been performed or complied with by them in all material respects other than those, if any, waived by the Company in writing.

      (f) All third-party and governmental and regulatory consents and approvals necessary for the consummation by E2E and the E2E Stockholders of the transactions contemplated hereby.

      (g) Written resignations, effective on the Closing Date, of officers and directors of E2E that the Company shall have requested prior to the Closing.

      (h) All corporate records (including minute books and stock books and registers) and financial and tax records of E2E.

      (i) Such other documents referenced or relating to the transactions contemplated by the Investment Documents as the Company or its special counsel may reasonably request.

   5.3 Joinder. The E2E Representatives shall have obtained the joinder of the other E2E Stockholders to this Agreement and the transactions contemplated hereby as contemplated by Section 6.21 and delivered evidence thereof to the Company.

   5.4 Due Diligence. Completion of due diligence with respect to E2E and its investments to the Company's reasonable satisfaction consistent with the terms of this Agreement.

   5.5 Capital Infusion. Successful infusion of at least $6,250,000 of additional capital into the Company consistent with Schedule 4.5 hereto.

   5.6 Tax Matters. Reasonable satisfaction that the Company's share exchange with the E2E Stockholders and the related reorganizations and restructurings of E2E and its investments will not result in any adverse federal or state income tax consequences to the Company or E2E.

   5.7 Voting Agreement. Execution and delivery of a voting agreement for a period of three (3) years among USV Partners, LLC, James V. Warren and each of the E2E Representatives with respect to the composition of the board of directors of the Company, pursuant to which the parties thereto will agree to vote for the following directors: (i) four directors designated by USV Partners, LLC, including Gregory C. Earls as Chairman and CEO; (ii) two directors designated by Jonathan J. Ledecky; and (iii) two directors designated by Northwood Ventures LLC and Northwood Capital Partners LLC; provided, however, that such rights will be subject to forfeiture by any party that sells at least half of the shares owned by it as of the Closing.

                                  ARTICLE VI.

        REPRESENTATIONS AND WARRANTIES OF E2E AND THE E2E STOCKHOLDERS

   E2E and each of the E2E Stockholders, as to itself, hereby represent and warrant as of the date of this Agreement and as of the Closing that:

   6.1 Organization. E2E and each E2E Stockholder that is not an individual is duly organized, validly existing and in good standing under the laws of its state of organization. E2E (a) has all requisite corporate power and authority to own, lease and operate its property and to conduct its business as it is now being conducted and presently proposed to be conducted, (b) is in compliance in all material respects with all Laws applicable to it or its business, including but not limited to any tax Laws, and (c) has obtained and maintained all Licenses required to conduct its business as it is currently being conducted and presently proposed to be conducted. E2E is duly qualified, licensed or admitted to do business and is in good standing in all jurisdictions in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary. True, complete and correct copies of the Organizational Documents of E2E presently in effect have been delivered to the Company. E2E is not in violation of its Organizational Documents.

   6.2 Authority. It has the power and authority, and in the case of any E2E Stockholder who is an individual the legal capacity, to enter into the Investment Documents to which it is a party, and to carry out its respective obligations thereunder. The execution, delivery and performance of the Investment Documents to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary internal proceedings, and no other internal proceedings on its part are necessary to authorize the Investment Documents to which it is a party or the transactions contemplated thereby. Each Investment Document to which it is a party has been duly and validly executed and delivered (or will be duly and validly executed and delivered with respect to those deliveries to be executed and delivered by it at Closing) by it and (assuming this Agreement constitutes a valid and binding obligation of the Company) constitutes (or will constitute with respect to those deliveries made at Closing) a valid and binding agreement of it, enforceable against it in accordance with its respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity.

   6.3 Capitalization of E2E and Status of Capital Stock

      (a) The E2E Shares are, or upon the consummation of the recapitalization of E2E pursuant to the exercise of all outstanding rights, options and warrants and the conversion of all notes payable to the E2E Representatives contemplated by this Agreement will be, duly authorized, validly issued, fully paid, nonassessable and free and clear of all Liens. As of the date hereof, E2E has a total authorized capitalization consisting of 100,000,000 shares of common stock, par value $0.01 per share, of which 4,358,669 shares are issued and outstanding.

      (b) As of the Closing, there will be no options, warrants or rights (including conversion rights) to purchase shares of capital stock or other securities of E2E issued or outstanding, nor will E2E be obligated in any other manner to issue shares of its capital stock or other securities. All such options, warrants or rights (including conversion rights) will be canceled, or fully exercised and E2E Shares issued therefor, prior to the Closing. There are no restrictions on the transfer of shares of capital stock of E2E other than those imposed by relevant state and federal securities laws. Except as set forth in this Agreement, no holder of any security of E2E is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which E2E is a party, or which are otherwise binding upon E2E.

      (c) Except as acquired pursuant to the Contracts described on Schedule 6.12(a), E2E does not have any Subsidiaries nor does it presently own, of record or beneficially, or control, directly or indirectly, any capital stock, securities convertible into capital stock, or any other equity or similar interest, in any Person, nor, directly or indirectly, is a participant in any joint venture, partnership or other noncorporate entity.

   6.4 Consents and Approvals. No filing with, and no License of, any Government Entity is necessary for the execution, delivery and performance of this Agreement or the other documents contemplated hereby by it and the consummation by it of the transactions contemplated by the Investment Documents.

   6.5 No Conflict or Violation. The execution, delivery and performance by E2E and the E2E Stockholders of this Agreement and the other Investment Documents to which they are a party, the consummation of the transactions contemplated hereby and thereby, the fulfillment of the terms hereof and thereof, and the compliance with any of the provisions hereof and thereof:

      (a) will not conflict with or result in a breach or violation of the Organizational Documents of E2E or any E2E Stockholder;

      (b) will not conflict with, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, vesting, payment, exercise, acceleration, suspension, revocation or modification) under, any of the terms, conditions or provisions of any note, credit agreement, bond, mortgage, deed of trust, security instrument, indenture, lease, License, Contract, plan or other instrument or obligation to which it is a party or by which it or any of its respective properties or assets may be bound or affected, or result in the creation or imposition of any material Lien on any of the assets or properties of it pursuant to (i) any Law to which it or any of its property is subject, or (ii) any Order to which it is bound or any of its respective property is subject;

      (c) do not require the consent, approval or authorization of, or registration or filing with, any Person; and

      (d) will not violate any Order or Law applicable to it or any of its properties or assets.

   6.6 Taxes.

      (a) E2E has (i) duly filed (or has had filed on its behalf) with the appropriate Government Entities all Tax Returns required to be filed by it, all of which Tax Returns are true, correct and complete in all material respects and (ii) duly paid in full all Taxes owed by it whether or not shown on any Tax Return;

      (b) E2E has withheld and paid to the proper Government Entity all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party;

      (c) No Actions or Proceedings, or other administrative or court claims are pending, or to E2E's Knowledge, threatened, with regard to any Taxes or Tax Returns of E2E;

      (d) The income Tax Returns of E2E required to be filed as of the date hereof have been filed with the appropriate Government Entities, and no deficiencies have been asserted as a result of any such filings that have not been resolved and fully paid; E2E has not granted any requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment, collection or payment of any Taxes for which E2E may be liable;

      (e) There are no Liens outstanding against any assets, properties or businesses of E2E which arise from or are otherwise related to Taxes or Tax Returns, other than Liens securing Taxes which are not yet due and payable or which are being contested in good faith;

      (f) True, correct and complete copies of all Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by E2E since December 31, 1999 have been made available to the Company or its Affiliates for review; and

      (g) E2E is not a party to any Tax sharing, Tax indemnity or other agreement or arrangement relating to Taxes with any Person.

   6.7 Financial Statements. E2E has made available to the Company true, correct and complete copies of its audited financial statements for the six-month period ending June 30, 1999, including therein consolidated balance sheets of E2E as of June 30, 1999 and consolidated statements of income and of shareholders' equity and of cash flows of E2E for the six-month period ending June 30, 1999, together with all schedules and notes thereto (collectively, the "E2E Financial Statements"). The E2E Financial Statements fairly present, or will fairly present, in conformity with GAAP, applied on a consistent basis in accordance with past practice (except as may be indicated in the notes thereto), the consolidated financial position of E2E as of the respective dates thereof and the results of its operations and its cash flows for the periods then ended.

   6.8 Litigation. There is no claim, Action or Proceeding (whether at law or equity, before or by any Government Entity or before any arbitrator) pending, or to the Knowledge of E2E, threatened, against or affecting E2E or any of its assets or properties that would have a material adverse effect upon E2E. There are no Orders, stipulations or awards (whether rendered by a Government Entity or by arbitration) against E2E or any of its properties, assets or businesses.

   6.9 Legal Compliance. E2E has conducted its operations in compliance in all material respects with all applicable Laws. E2E has not received any written complaint or notice from any Government Entity alleging that it has violated any Order or Law and, to E2E's Knowledge, no such complaint or notice is threatened.

   6.10 Intellectual Property. E2E owns or possesses, and has taken all actions necessary to record, preserve and protect, adequate and enforceable long-term licenses or other rights to use all copyrights, patents, trade names, trade secrets, trademarks, franchises, source codes and similar rights now owned, used or employed by E2E in connection with its business, including, without limitation, all trade names, trademarks and logos of E2E that previously have been used in the conduct or operation of E2E.

   6.11 Labor Matters.

      (a) E2E is not engaged in any unfair labor practices as defined in any applicable Law, and E2E is in compliance in all material respects with all applicable Laws respecting employment and employment practices, including, without limitation, terms and conditions of employment, wages, employment discrimination, workers' compensation, family and medical leave, the Immigration Reform and Control Act, hours of work and occupational safety and health requirements.

      (b) There is no unfair labor practice, charge or complaint brought by any employee pending, or to the Knowledge of E2E, threatened, against E2E and, to E2E's Knowledge, there is no basis for any such charge, complaint or grievance.

      (c) There is no labor strike, lock-out, slow-down, employment-related arbitration or work stoppage pending, or to E2E's Knowledge, threatened, against E2E, nor have there been any such actions or threats since E2E's formation.

      (d) E2E has not experienced any significant work stoppage or been a party to any Action or Proceeding for the past three (3) years.

      (e) All Persons classified by E2E as independent contractors do satisfy and have satisfied the requirements of Law to be so classified, and E2E has fully and accurately reported their compensation on IRS Forms 1099 or other comparable reports when required to do so.

      (f) There is no charge or compliance proceeding actually pending, or to E2E's Knowledge, threatened, against it before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices.

   6.12 Contracts.

      (a) Schedule 6.12(a) lists or describes: (i) all unexpired written or oral contracts, leases, agreements, arrangements, commitments, instruments or understandings (collectively, "Contracts") that restrict E2E from engaging in any business activity; (ii) all investment Contracts (whether equity or debt) with any Person, including its portfolio companies; and
   (iii) all Contracts of every nature to which E2E is a party or to which it or any of its assets or properties are bound if such Contract obligates E2E to pay more than $50,000 in remaining payment obligations. Each Contract listed on Schedule 6.12(a) represents a valid, binding and enforceable agreement of E2E, and, to the Knowledge of E2E and each of the E2E Stockholders, the other party or parties thereto, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity.

      (b) True, complete and correct copies of all written Contracts listed in
   Schedule 6.12(a) have been made available to the Company and true, complete and correct descriptions of all oral Contracts have been provided therein. Each such Contract is enforceable in accordance with its terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity) and is in full force and effect. E2E is not, nor to its Knowledge, is any other party to any of such Contracts (with or without the lapse of time or the giving of notice, or both), in material violation thereof or in material default thereunder.

   6.13 Absence of Undisclosed Liabilities. Except for the Liabilities to be assumed by the Company as of the Closing as described in Section 9.2, E2E does not have any Liabilities of any kind whatsoever, either accrued, absolute, contingent, determined or determinable or otherwise, or any existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability (including documentary or standby letters of credit, bid or performance bonds or customer or third party guarantees), except Liabilities reflected or reserved against in the E2E Financial Statements and not heretofore paid or discharged. To E2E's Knowledge, there are no asserted claims for indemnification by any Person against E2E under any Law or agreement or pursuant to the Organizational Documents of E2E, and E2E has no Knowledge of any facts or circumstances that could reasonably be expected to give rise to the assertion of such a claim against E2E thereunder.

   6.14 Absence of Certain Changes or Events. Since June 30, 1999, E2E has conducted its business in the ordinary and regular course consistent with past practices, and there has not been:

      (a) any material adverse effect;

      (b) any material damage, destruction or casualty loss to any material asset or property of E2E that is not covered by insurance that will promptly be paid to E2E;

      (c) any entry into of any employment agreement, deferred compensation or other similar agreement or any arrangement with any of its officers or employees; any increase in the rate or terms of the compensation payable or to become payable to employees of E2E, except increases occurring in accordance with customary practices or in accordance with employment agreements, or any modification in employee benefits, or any borrowing of money from E2E by any employee of E2E (other than routine travel and similar advances);

      (d) any sale, assignment, lease, transfer or other disposition, or the execution of any agreement for the sale, assignment, lease, transfer or other disposition, of any material assets of E2E;

      (e) any change by E2E in accounting or bookkeeping methods, principles or practices, except as required by GAAP;

      (f) any borrowing of money, including any increase or extension of purchase money credit of E2E or any increase in the Liabilities of E2E from those reflected in the E2E Financial Statements;

      (g) any transaction with any officer, director or shareholder (including any of their respective family members) of E2E or any of their respective Affiliates, other than payments of salary and employee benefits in the ordinary course;

      (h) any declaration or payment of any dividend or other distribution on or with respect to, or any redemption or purchase or other acquisition of, the capital stock of E2E; or

      (i) any change in any material Tax election or any other action with respect to Taxes that is inconsistent with past practices.

   6.15 Certain Fees. None of E2E or any of the E2E Stockholders has entered into, nor will it enter into, during the term of this Agreement, any agreement, arrangement or understanding with any Person that will result in the obligation of the Company to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

   6.16 Books and Records. The minute books and other similar records of E2E contain a true, complete and correct record, in all material respects, of all material actions taken at all meetings and by all written consents in lieu of meetings of the stockholders and the boards of directors of E2E. The stock book and the share certificate ledgers and other similar records of E2E as made available to the Company and its Affiliates (or any of their respective representatives) accurately reflect all record transfers and any rights or Contracts related to or involving any shares of capital stock of E2E. E2E does not have any of its Books and Records recorded, stored, maintained, operated or otherwise wholly or partly dependent upon or held by any means (including any electronic, mechanical or photographic process, whether computerized or not) which (including all means of access thereto and therefrom) are not under the exclusive ownership and direct control of E2E.

   6.17 Investments in Other Persons. Except as disclosed in the Contracts listed on Schedule 6.12(a), E2E has not made any investment in, or loan or advance (other than trade credit advanced in the ordinary course of business and consistent with past practices) to, any Person which is outstanding on the date of this Agreement, nor is E2E obligated or committed to make any such loan or advance. Each such investment constitutes a duly authorized and valid investment by E2E pursuant to any written or oral Contract.

   6.18 Disclosure. No representation or warranty by it in this Agreement or any Schedule hereto, or any certificate furnished or to be furnished by it in connection with this Agreement, contains or will contain an untrue statement of material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading.

   6.19 Proxy Statement. None of the information supplied or to be supplied by or on behalf of any of the E2E Stockholders in the Proxy Statement, in definitive form, relating to the Company Vote to be sought with respect to the Charter Amendment will, at the date the Proxy Statement is first mailed to the Company's shareholders or at any time the Proxy Statement is amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

   6.20 Investment Representation.

      (a) Each of the E2E Stockholders acknowledges that the Preferred Shares are not registered under the securities laws of any jurisdiction and that it is acquiring the Preferred Shares for its own account, and not as nominee or agent.

      (b) The Preferred Shares are being and will be acquired for the purpose of investment and not with a view to distribution or resale thereof, subject, nevertheless, to the condition that, except as otherwise provided herein and subject to compliance with applicable securities laws, the disposition of the property of the E2E Stockholders shall at all times be within its control.

      (c) It hereby acknowledges that the Preferred Shares and any other securities issued in respect of such securities upon any stock split, stock dividend, recapitalization, merger or similar event (unless no longer required in the opinion of counsel) shall bear a legend substantially in the following form (in addition to any other legend required by the Investment Documents):

          THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF WITHOUT AN OPINION OF LEGAL COUNSEL (REASONABLY SATISFACTORY TO U.S. TECHNOLOGIES INC. AND ITS LEGAL COUNSEL) THAT SUCH SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION IS IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR APPLICABLE EXEMPTIONS THEREFROM.

      (d) Each of the E2E Stockholders represents and warrants to the Company that (i) at the time it was offered the Preferred Shares, it was, (ii) at the date hereof, it is, and (iii) at the Closing Date, it will be, an "accredited investor" as defined in Regulation D under the Securities Act. The acquisition at Closing by the E2E Stockholders of the Preferred Shares shall constitute a confirmation by it of each of the foregoing representations and warranties.

   6.21 E2E Representatives. The E2E Representatives have the power and authority to bind the E2E Representatives themselves and the other E2E Stockholders to this Agreement. Notwithstanding the foregoing, prior to Closing, the E2E Representatives will secure the joinder of the other E2E Stockholders to this Agreement and the transactions contemplated hereby.

                                 ARTICLE VII.

          REPRESENTATIONS AND WARRANTIES CONCERNING THE COMPANY GROUP

   The Company represents and warrants as of the date hereof and as of the Closing that:

   7.1 Organization. The Company is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Delaware. Labor-to-Industry Inc. is a corporation, duly organized, validly existing and in good standing under the Laws of the State of Texas. Service-to-Industry Inc. is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware. Each Member (a) has all requisite corporate power and authority to own, lease and operate its property and to conduct its business as it is now being conducted and presently proposed to be conducted;
(b) is in compliance in all material respects with all Laws applicable to it or its business, including but not limited to any tax Laws, and (c) has obtained and maintained all Licenses required to conduct its business as it is currently being conducted and presently proposed to be conducted. Each Member is duly qualified, licensed or admitted to do business and is in good standing in all jurisdictions in which the ownership, use or leasing of its assets and properties, or the conduct or nature of its business, makes such qualification, licensing or admission necessary. No Member is in violation of its Organizational Documents.

   7.2 Corporate Action. The Company has all necessary corporate power and authority to enter into the Investment Documents and to carry out its obligations thereunder (subject to the approval of the Charter Amendment). The Company has duly executed and delivered (or will have, with respect to deliveries to be executed and delivered by it at Closing) each of the Investment Documents, and each is (or will be, with respect to deliveries to be executed and delivered by it at Closing) a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity. The issuance of the Preferred Shares is not subject to preemptive or other similar statutory or contractual rights.

   7.3 Capitalization of the Company and Status of Capital Stock

      (a) The Preferred Shares, when issued and exchanged for E2E Shares at the Closing, will be duly authorized, validly issued, fully paid, nonassessable and free and clear of all Liens other than Liens created by the E2E Stockholders. The Company has a total authorized capitalization consisting of 40,000,000 shares of Common Stock, of which 28,795,278 shares were issued and outstanding on November 8, 1999, and 10,000,000 shares of Preferred Stock, of which 500,000 shares are issued and outstanding as of the date hereof.

      (b) Except as disclosed in the Company's reports filed with the SEC, an additional aggregate number of options that do not exceed 1,500,000 granted by the Company prior to the end of 1999 that the Company previously disclosed to the E2E Representatives, and the options described on Schedule 7.3(b), as of the Closing there will be no options, warrants or rights to purchase shares of capital stock or other securities of the Company issued or outstanding, nor will the Company be obligated in any other manner to issue shares of its capital stock or other securities. There are no restrictions on the transfer of shares of capital stock of the Company other than those imposed by relevant state and federal securities laws. Except as set forth in this Agreement, no holder of any security of the Company is entitled to preemptive or similar statutory or contractual rights, either arising pursuant to any agreement or instrument to which the Company is a party, or which are otherwise binding upon the Company.

   7.4 Capital Stock of Subsidiaries. The Company owns, directly or indirectly, all of the outstanding capital stock of each of the Subsidiaries, beneficially and of record, free and clear of all Liens. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, and are fully paid, nonassessable and free and clear of all Liens. There are no options, warrants or rights to purchase shares of capital stock or other securities of any of the Subsidiaries issued or outstanding, nor is any Subsidiary obligated in any other manner to issue shares of its capital stock or other securities.

   7.5 Subsidiaries. No Member of the Company Group (other than the Company) has any Subsidiaries or presently owns, of record or beneficially, or controls, directly or indirectly, any capital stock, securities convertible into capital stock, or any other equity or similar interest, in any Person, nor is any Member, directly or indirectly, a participant in any joint venture, partnership or other noncorporate entity.

   7.6 Governmental Approvals. No authorization, consent, approval, License, exemption of or filing or registration with any court or Government Entity is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by the Company of its obligations under any of the Investment Documents other than (i) under applicable securities laws with respect to the Charter Amendment and (ii) under applicable securities laws with respect to the transactions contemplated by the registration rights set forth in the Amended and Restated Registration Rights Agreement.

   7.7 No Conflict or Violation. Subject to the approval of the Charter Amendment, the execution, delivery and performance of the Investment Documents, the consummation of the transactions contemplated thereby, the fulfillment of the terms hereof, and the compliance with any of the provisions hereof will not:

      (a) conflict with or result in a breach or violation of the Organizational Documents of any Member;

      (b) conflict with, result in a violation or breach of, constitute (with or without due notice or the lapse of time or both) a default (or give rise to any right of termination, cancellation, vesting, payment, exercise, acceleration, suspension, revocation or modification) under, any of the terms, conditions or provisions of any note, credit agreement, bond, mortgage, deed of trust, security instrument, indenture, lease, License, Contract, plan or other instrument or obligation to which any Member is a party or by which any Member or any of their respective properties or assets may be bound or affected, or result in the creation or imposition of any material Lien on any of the assets or properties of any Member pursuant to
   (i) any Law to which any Member or any of its respective property is subject, or (ii) any Order to which any Member is bound or any of its respective property is subject; or

      (c) violate any Order or Law applicable to any Member or any of its respective properties or assets.

   7.8 Taxes.

      (a) Each Member has (i) duly filed (or has had filed on its behalf) with the appropriate Government Entities all Tax Returns required to be filed by it, all of which Tax Returns are true, correct and complete in all material respects and (ii) duly paid in full all Taxes owed by it whether or not shown on any Tax Return;

      (b) Each Member has withheld and paid to the proper Government Entity all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party;

      (c) No Actions or Proceedings, or other administrative or court claims are pending, or to the Knowledge of the Company, threatened, with regard to any Taxes or Tax Returns of any Member;

      (d) The income Tax Returns of each Member required to be filed as of the date hereof have been filed with the appropriate Government Entities, and no deficiencies have been asserted as a result of any such filings that have not been resolved and fully paid; no Member has granted any requests, agreements, consents or waivers to extend the statutory period of limitations applicable to the assessment, collection or payment of any Taxes for which any Member may be liable;

      (e) There are no Liens outstanding against any assets, properties or business of any Member which arise from or are otherwise related to Taxes or Tax Returns, other than Liens securing Taxes which are not yet due and payable or which are being contested in good faith; and

      (f) No Member is a party to any Tax sharing, Tax indemnity or other agreement or arrangement relating to Taxes with any Person.

   7.9 Financial Statements. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998, as filed with the SEC (the "Audited Financial Statements"), and Quarterly Report on Form 10-Q for the period ending September 30, 1999, as filed with the SEC (the "Unaudited Financial Statements"), fairly present in conformity with GAAP, applied on a consistent basis in accordance with past practice (except as may be indicated in the notes thereto), the consolidated financial position of the Company Group as of the respective dates thereof and the results of its operations and its cash flows for the periods then ended.

   7.10 Absence of Certain Changes or Events. Since the date of the Unaudited Financial Statements, except as disclosed in the Company's reports filed with the SEC, each Member has conducted its business in the ordinary and regular course consistent with past practices, and there has not been:

      (a) any material adverse effect;

      (b) any material damage, destruction or casualty loss to any material asset or property of any Member that is not covered by insurance that will promptly be paid to the Member;

      (c) any entry into of any employment agreement, deferred compensation or other similar agreement or any arrangement with any of their officers or employees; any increase in the rate or terms of the compensation payable or to become payable to employees of any Member, except increases occurring in accordance with customary practices or in accordance with existing collective bargaining or employment agreements, or any modification in employee benefits, or any borrowing of money from any Member by any employee of any Member (other than routine travel and similar advances);

      (d) any sale, assignment, lease, transfer or other disposition, or the execution of any agreement for the sale, assignment, lease, transfer or other disposition, of any material assets of any Member, except in the ordinary course of business and consistent with past practice;

      (e) any change by any Member in accounting or bookkeeping methods, principles or practices, except as required by GAAP;

      (f) any borrowing of money, including any increase or extension of purchase money credit of any Member or any increase in the Liabilities of any Member from those reflected in the Unaudited Financial Statements other than current Liabilities incurred in the ordinary course of business and consistent with past practice;

      (g) any transaction with any officer, director or shareholder (including any of their respective family members) of any Member or any of their respective Affiliates, other than payments of salary and employee benefits in the ordinary course;

      (h) any declaration or payment of any dividend or other distribution on or with respect to, or any redemption or purchase or other acquisition of, the capital stock of any Member; or

      (i) any change in any material Tax election or any other action with respect to Taxes that is inconsistent with past practices.

   7.11 Litigation. Except as set forth in the Company's public filings with the SEC or as set forth on Schedule 7.11: (i) there is no claim, Action or Proceeding (whether at law or equity, before or by any Government Entity or before any arbitrator) pending, or to the Knowledge of the Company, threatened, against or affecting any Member or any of its assets or properties that would result in a material adverse effect upon the Company Group taken as a whole and
(ii) there are no Orders, stipulations or awards (whether rendered by a Government Entity or by arbitration) against any Member or against any of its respective properties, assets or business that would result in a material adverse effect on the Company Group taken as a whole.

   7.12 Legal Compliance. To the Knowledge of the Company, each Member has conducted its operations in compliance in all material respects with all applicable Laws. The Company has not received any written complaint or notice from any Government Entity alleging that it has violated any Order or Law and, to the Knowledge of the Company, no such complaint or notice is threatened.

   7.13 Intellectual Property. Each Member owns or possesses, and has taken all actions necessary to record, preserve and protect, adequate and enforceable long-term licenses or other rights to use all copyrights, patents, trade names, trade secrets, trademarks, franchises, source codes and similar rights now owned, used or employed by such Member in connection with its business, including, without limitation, all trade names, trademarks and logos of each Member that previously have been used in the conduct or operation of the Company Group Business.

   7.14 Absence of Undisclosed Liabilities. No Member has any Liabilities of any kind whatsoever, either accrued, absolute, contingent, determined or determinable or otherwise, or any existing condition, situation or set of circumstances that could reasonably be expected to result in such a Liability (including documentary or standby letters of credit, bid or performance bonds or customer or third party guarantees), except Liabilities reflected or reserved against in the Audited Financial Statements or the Unaudited Financial Statements and not heretofore paid or discharged, and Liabilities arising in the ordinary course of business or in connection with the transactions contemplated by this Agreement, none of which, individually or in the aggregate, are expected to have a material adverse effect. To the Knowledge of the Company, there are no asserted claims for indemnification by any Person against any Member under any Law or agreement or pursuant to the

Organizational Documents of any Member, and the Company has no Knowledge of any facts or circumstances that could reasonably be expected to give rise to the assertion of such a claim against any Member thereunder.

   7.15 Certain Fees. No Member, nor any of their respective officers, directors or employees, has entered into, or will enter into, during the term of this Agreement, any agreement, arrangement or understanding with any Person to pay any finder's fee, brokerage commission or similar payment in connection with the transactions contemplated hereby.

   7.16 Proxy Statement. None of the information supplied or to be supplied by or on behalf of the Company in the Proxy Statement, in definitive form, relating to the Company Vote to be sought as a result of the Exchange will, at the date the Proxy Statement is first mailed to the Company's shareholders or at any time the Proxy Statement is amended or supplemented, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form and in substance in all material respects with the applicable provisions of the Exchange Act and the rules and regulations thereunder.

   7.17 Vote Required. The Company requires the approval of the Company's shareholders (the "Company Vote") for the amendment of the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized (the "Charter Amendment"), which will enable the automatic conversion of the Preferred Shares into Common Stock (pursuant to the terms of the Certificate of Designations as described herein). The Charter Amendment requires the approval by the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock of the Company, voting together as a class. Other than the Company Vote and, with respect to the issuance of the Preferred Shares, the affirmative vote of the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting as a class, no other vote of the holders of any class or series of capital stock of the Company is required to approve the Charter Amendment.

                                 ARTICLE VIII.

                                   COVENANTS

   8.1 Covenants of E2E and the E2E Stockholders. E2E and the E2E Stockholders agree to observe and perform the following covenants and agreements:

      (a) Conduct of the Business Prior to the Closing Date. Except (i) as required by law or regulation or (ii) as otherwise expressly consented to in writing by the Company, which consent will not be unreasonably withheld or delayed, prior to the Closing, E2E will: (1) not make or permit any material change in the general nature of its business; (2) preserve E2E as an ongoing business and use reasonable efforts to maintain the goodwill associated with E2E; (3) preserve all of its licenses, authorizations and other governmental rights and permits; (4) not enter into any material transaction or Contract;
   (5) not purchase, sell, lease, dispose of or otherwise transfer or make any contract for the purchase, sale, lease, disposition or transfer of, or subject to lien, any of the assets of E2E; (6) not hire any employees or enter into any employment, severance or similar contract with any Person;
   (7) except as disclosed or specifically contemplated in this Agreement, not make any capital expenditure or capital expenditure commitment; (8) not make any changes in financial policies or practices, or strategic or operating policies or practices, except as required by law, rule or regulation; (9) comply in all material respects with all applicable Laws; (10) not make (i) any loan or advance to any officer, director, stockholder or employee or
   (ii) make any other loan or advance to any Person or any investment in any Person; and (11) not amend any of its Organizational Documents.

      (b) Access to Offices, Properties and Records; Updating Information.

          (1) From and after the date hereof and until the Closing Date, E2E shall permit the Company and its representatives to have, on reasonable notice and at reasonable times, reasonable access to such of the offices, properties and employees of E2E, and shall disclose, and make available to the Company and its representatives all books, papers and records to the extent that they relate to the ownership, operation, obligations and liabilities of or pertaining to E2E and its businesses, assets and investments.

          (2) E2E will notify the Company as promptly as practicable of any significant change in the ordinary course of business or operation of E2E or any of its investments and shall use reasonable efforts to keep the Company fully informed of such events and permit the Company's representatives access to all materials prepared in connection therewith, consistent with any applicable Contract.

          (3) As promptly as practicable after the Company's request, E2E will furnish such financial and operating data and other information pertaining to the E2E investments and their businesses and assets as the Company may reasonably request; provided, however, that nothing herein will obligate E2E to take actions that would violate the terms of any Contract to which it is a party.

      (c) Third Party Consents. E2E will use its reasonable best efforts to obtain all necessary consents, approvals and waivers from any Person required under any license, lease, permit or Contract applicable to E2E.

      (d) Dividends and Extraordinary Events. Except as expressly contemplated by this Agreement, E2E shall not: (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock; or (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, or in substitution for, any shares of its capital stock.

      (e) Issuance of Securities. Except as expressly contemplated by this Agreement, E2E shall not, nor shall it permit any of its Subsidiaries to, issue, agree to issue, deliver, sell, award, pledge, dispose of or otherwise encumber or authorize or propose the issuance, delivery, sale, award, pledge, disposal or other encumbrance of, any shares of its or their capital stock of any class or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares or convertible or exchangeable securities.

      (f) No Inconsistent Action. Neither the E2E Stockholders nor E2E shall take any action that is inconsistent with their respective obligations under the Investment Documents in any material respect or that could reasonably be expected to hinder or delay the consummation of the transactions contemplated by the Investment Documents. Neither the E2E Stockholders, E2E, nor any of their respective representatives or agents shall, directly or indirectly, solicit, initiate, or participate in any way in discussions or negotiations with, or provide any confidential information to, any Person (other than the Company or any Affiliate of the Company and their respective representatives and agents) concerning any possible sale of E2E (including, without limitation, shares of capital stock of E2E), the sale of any material assets of E2E, or any similar transaction.

   8.2 Covenants of the Company. The Company agrees to observe and perform the following covenants and agreements:

      (a) Conduct of the Business Prior to the Closing Date. Except (i) as required by law or regulation or (ii) as otherwise expressly consented to in writing by E2E, which consent will not be unreasonably withheld or delayed, prior to the Closing, the Company will: (1) not make or permit any material change in the general nature of its business; (2) maintain its ordinary course of business in accordance with prudent business judgment and consistent with past practice and policy; (3) preserve the Company as an ongoing business and use reasonable efforts to maintain the goodwill associated with the Company; (4) preserve all of its licenses, authorizations and other governmental rights and permits; (5) not enter into any material transaction or Contract other than in the ordinary course of business; (6) not purchase, sell, lease, dispose of or otherwise transfer or make any contract for the purchase, sale, lease, disposition or transfer of, or subject to lien, any of the material assets of the Company or any of its Subsidiaries other than in the ordinary course of business; (7) not make any changes in financial policies or practices, or strategic or operating policies or practices, except as required by law, rule or regulation; (8) comply in all material respects with all applicable Laws; (9) not make (i) any loan or advance to any officer, director, stockholder or employee other than in the ordinary course of business or (ii) make any other loan or advance to any Person other than in the ordinary course of business; and (10) not amend any of its Organizational Documents (except for taking any actions in connection with the Charter Amendment).

      (b) Access to Offices, Properties and Records; Updating Information.

          (1) From and after the date hereof and until the Closing Date, the Company shall permit E2E and its representatives to have, on reasonable notice and at reasonable times, reasonable access to such of the offices, properties and employees of the Company, and shall disclose, and make available to E2E and its representatives all books, papers and records to the extent that they relate to the ownership, operation, obligations and liabilities of or pertaining to the Company and its businesses, assets and investments.

          (2) The Company will notify E2E as promptly as practicable of any significant change in the ordinary course of business or operation of the Company and shall use reasonable efforts to keep E2E fully informed of such events and permit E2E's representatives access to all materials prepared in connection therewith, consistent with any applicable Contract.

          (3) As promptly as practicable after E2E's request, the Company will furnish such financial and operating data and other information pertaining to the Company's businesses and assets as E2E may reasonably request; provided, however, that nothing herein will obligate the Company to take actions that would violate the terms of any Contract to which it is a party.

      (c) Third Party Consents. The Company will use its reasonable best efforts to obtain all necessary consents, approvals and waivers from any Person required under any license, lease, permit or Contract applicable to the Company.

      (d) Dividends. The Company shall not: (i) declare or pay any dividends on or make other distributions in respect of any of its capital stock; or (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, or in substitution for any shares of its capital stock.

      (e) Issuance of Securities. Except as a result of any of the transactions contemplated or permitted by this Agreement, the Company shall not, nor shall it permit any of its Subsidiaries to, issue, agree to issue, deliver, sell, award, pledge, dispose of or otherwise encumber or authorize or propose the issuance, delivery, sale, award, pledge, disposal or other encumbrance of, any shares of its or their capital stock of any class or any securities convertible into or exchangeable for, or any rights, warrants or options to acquire, any such shares or convertible or exchangeable securities.

      (f) No Inconsistent Action. The Company shall not take any action that is inconsistent with its obligations under the Investment Documents in any material respect or that could reasonably be expected to hinder or delay the consummation of the transactions contemplated by the Investment Documents.

      (g) Assumption of Put Agreement. The Company shall assume the obligation of Jonathan J. Ledecky pursuant to the Put Agreement by and among Jonathan
   J. Ledecky, William K. Dodd and Katharine W. Kelley dated as of May 14, 1999, as amended to date.

                                  ARTICLE IX.

                            POST-CLOSING COVENANTS

   9.1 Proxy Statement. The Company will, as promptly as practicable after the Closing, prepare and file with the SEC the Proxy Statement with respect to the Charter Amendment contemplated by this Agreement. The Company will use all reasonable efforts to cause the Proxy Statement to be mailed to stockholders of the Company at the earliest practicable date thereafter. The Proxy Statement shall meet the requirements of the

Exchange Act and the relevant rules and regulations of the SEC. Each party hereto agrees to cooperate reasonably with each other party in connection with the preparation and filing of the Proxy Statement, including providing information to the other party with respect to itself as may be reasonably required in connection therewith. No representation, warranty, covenant or agreement is made by or on behalf of the Company with respect to information supplied by any other party for inclusion in the Proxy Statement. No representation, warranty, covenant or agreement is made by or on behalf of the E2E Stockholders with respect to information supplied by any other party for inclusion in the Proxy Statement. No filing of, or amendment or supplement to, the Proxy Statement shall be made by the Company without providing the E2E Representatives with the opportunity to review and comment thereon. If at any time prior to the approval of the Charter Amendment any information relating to any party hereto or any of their respective officers, directors, shareholders or Subsidiaries, should be discovered by any party hereto which should be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement would not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto and an appropriate amendment or supplement describing such information shall be promptly prepared, filed with the SEC and, to the extent required by law, disseminated to the shareholders of the Company, as may be necessary.

   9.2 Assumption of Liabilities. As of Closing, the Company will assume all of the legitimate, verified liabilities of E2E outstanding as of the Closing Date, including without limitation, E2E's legal, accounting and printing expenses and other trade payables, in an amount not to exceed $1,500,000 in the aggregate.

                                  ARTICLE X.

                                  TERMINATION

   10.1 Termination by Either the Company or the E2E Representatives. (a) This Agreement may be terminated and the Exchange may be abandoned by (i) the mutual, written agreement of the E2E Representatives and the Company, (ii) by either the E2E Representatives or the Company if (x) the Exchange shall not have been consummated by 5:00 p.m. Eastern Time on the date 45 days after the date hereof, provided that the party seeking to terminate this Agreement pursuant to this clause (ii) is not in breach of this Agreement (or in the case of the E2E Representatives, neither they nor any of the other E2E Stockholders are in breach of this Agreement), or (y) a Government Entity shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such Order or other action shall have become final and nonappealable; provided, that the party or parties seeking to terminate this Agreement pursuant to this clause (ii) (y) shall have used all reasonable efforts to remove such Order.

   (b) This Agreement may be terminated at any time prior to the Closing by the Company, if there has been one or more breaches by E2E or the E2E Stockholders of any representations, warranties, covenants, or agreements contained in this Agreement which would entitle the Company not to close pursuant to Article V; provided however, that the Company may not terminate this Agreement pursuant to this Section 10.1(b) unless, within ten (10) days of becoming aware of such breach, the Company has given written notice of such breach to the E2E Representatives and has provided such E2E Representatives with thirty (30) days to cure such breach.

   (c) This Agreement may be terminated at any time prior to the Closing by the E2E Representatives, if there has been one or more breaches by the Company of any representations, warranties, covenants, or agreements contained in this Agreement which would entitle the E2E or the E2E Stockholders not to close pursuant to Article IV; provided however, that the E2E Representatives may not terminate this Agreement pursuant to this Section 10.1(c) unless, within ten
(10) days of becoming aware of such breach, the E2E Representatives have given written notice of such breach to the Company and has provided the Company with thirty (30) days to cure such breach.

   10.2 Effect of Termination and Abandonment. In the event of termination of the Agreement pursuant to this Article X, the terminating party shall give written notice thereof as promptly as practicable to the other Parties to this Agreement and this Agreement shall terminate and the transactions contemplated herein shall be abandoned, without further action by any of the Parties hereto. If this Agreement is terminated as provided herein: (a) there shall be no liability or obligation on the part of any of the Parties hereto or any of their respective officers and directors, and all obligations of the Parties shall terminate, except for the obligations of the Parties pursuant to Articles X and XI; provided, however, that a Party who is in material breach of its representations, warranties, covenants or agreements set forth in this Agreement shall be liable for damages occasioned by such breach, including, without limitation, any expenses incurred by the other Parties in connection with this Agreement and the transactions contemplated hereby and (b) all filings, applications, and other submissions made pursuant to the transactions contemplated by this Agreement shall, to the extent practicable, be withdrawn from the agency or Person to which made.

                                  ARTICLE XI.

                                 MISCELLANEOUS

   11.1 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, void or unenforceable, such provision shall be amended by the Parties only to the extent necessary to be enforceable consistent with the Parties' intent, and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect, unless such action would substantially impair the benefits to any Party of the remaining provisions of this Agreement.

   11.2 Survival of Representations and Warranties. The representations and warranties contained herein shall be terminated effective as of, and shall not survive, the Closing.

   11.3 Entire Agreement; Amendments. This Agreement (including the Schedules hereto) and the other documents and instruments referred to herein contain the entire understanding of the Parties with respect to the matters covered hereby and supersede all other prior agreements and understandings, both written and oral, among the Parties or any of them, with respect to the subject matter hereof. This Agreement may be amended only by an instrument in writing executed by the Parties.

   11.4 Notices. Any notices or communications required or permitted hereunder shall be in writing and addressed as follows:

       If to E2E or any E2E Stockholder, to each of the E2E Representatives at their respective addresses as set forth on the signature page hereto.

      With a copy to:

          Hogan & Hartson L.L.P.
          555 Thirteenth Street, N.W.
          Washington, D.C. 20004-1109
          Attn: J. Hovey Kemp
          Facsimile: (202) 637-5910
          Telephone: (202) 637-5600

      If to the Company:

          U.S. Technologies Inc.
          c/o U.S. Viewing Corporation
          2001 Pennsylvania Avenue, NW
          Suite 675
          Washington, DC 20006
          Attn: Gregory C. Earls
          Telephone: 202-466-3100
          Facsimile: 202-466-4557

      with a copy to:

          Fleischman and Walsh L.L.P.
          1400 Sixteenth Street, N.W.
          Washington, DC 20036
          Attn: Stephen A. Bouchard
          Telephone: 202-939-7945
          Facsimile: 202-265-5706

   Any Party may, on fifteen (15) days' notice given in accordance with this
Section 11.4 to the other Parties, designate another address or Person for receipt of notices hereunder. All notices, claims, demands and other communications hereunder shall be in writing and shall be deemed given (a) in the case of a facsimile transmission, when received by recipient in legible form and sender has received an electronic confirmation of receipt of the transmission; (b) in the case of delivery by a standard overnight courier, upon the date of delivery indicated in the records of such courier; (c) in the case of delivery by hand, when delivered by hand; or (d) in the case of delivery by first class (registered or certified) mail, upon the expiration of seven (7) Business Days after the day when mailed (postage prepaid, return receipt requested), addressed to the respective Parties at the above address (or such other address for a party as shall be specified by like notice).

   11.5 Waivers. No waiver by either Party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of either Party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

   11.6 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

   11.7 Successors and Assignees. This Agreement shall be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Neither this Agreement nor any of the rights or obligations hereunder may be assigned by any Party without the prior written consent of the other Parties hereto.

   11.8 No Third Party Beneficiaries. This Agreement is intended for the benefit of the Parties hereto, and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

   11.9 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each Party and delivered to the other Parties, it being understood that all Parties need not sign the same counterpart.

   11.10 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, United States of America, without regard to the conflicts of laws principles thereof.

   11.11 Dispute Resolution.

      (a) All disputes, controversies, and claims directly or indirectly arising out of or in relation to this Agreement or the validity, interpretation, construction, performance, breach or enforceability of this Agreement shall be finally, exclusively and conclusively settled by binding arbitration, as provided in this Section, under the International Rules of Conciliation and Arbitration of the American Arbitration Association (the "AAA") which are in effect as of the Closing.

      (b) The arbitral tribunal shall be composed of three (3) arbitrators, one arbitrator being selected by the Company, one arbitrator being selected jointly by the E2E Representatives, and the third arbitrator being selected by the other two arbitrators. The arbitration proceedings shall be conducted in the English language, and all documents not in English submitted by any party must be accompanied by an English translation. The arbitration proceedings shall be conducted and any arbitral award shall be made in Washington, DC. No discovery shall be conducted except by written agreement of all Parties.

      (c) The Parties agree: (i) that the arbitrator shall have no authority to award punitive damages or any damages other than those recoverable in accordance with this Agreement (which may include reasonable attorneys' fees and other costs of arbitration); (ii) to be bound by any arbitral award or Order resulting from any arbitration conducted thereunder and that any such award or Order shall be a reasoned award, shall be in writing, and shall specify the factual and legal basis for the award, shall be final and binding; (iii) not to commence, procure, participate in, or otherwise be involved as a party in any claim, Action or Proceeding that might result in any Order concerning a dispute (except for initiating Actions or Proceedings to obtain a judgment recognizing or enforcing an arbitral award or Order and except for applications, claims, Actions or Proceedings by the Parties, seeking interim interlocutory or other provisional relief in any court having jurisdiction, but only on the ground that the award to which the applicant may be entitled may be rendered ineffectual without such provisional relief); (iv) any monetary award shall be made and payable in U.S. Dollars, in each case through a bank selected by the recipient of the award, together with interest therein at the lesser of the one year London Interbank Offered Rate (LIBOR), as appearing in the Reuters screen, plus five (5) percent or the maximum interest rate permissible under applicable Law, from the fifth (5) Business Day after the award is granted to but excluding the date it is paid in full; and (v) that judgment or any arbitral award or Order resulting from an arbitration conducted under this Section may be entered in any court of competent jurisdiction having jurisdiction thereof or having jurisdiction over either Party or any of their assets.

      (d) The Company, E2E and the E2E Stockholders hereby irrevocably waive and exclude all rights of appeal, challenge, or recourse to any court from any arbitral award or Order resulting from any arbitration conducted under this Section (except for initiating Actions or Proceedings to obtain a judgment recognizing or enforcing an arbitral award or Order and except for Actions or Proceedings seeking interim, interlocutory or other provisional relief in any court having jurisdiction, but only on the ground that the award to which the applicant may be entitled may be rendered ineffectual without such provisional relief). Each of the Parties to this Agreement hereby consents to the non-exclusive jurisdiction of any court of competent jurisdiction in Washington, DC for all Actions or Proceedings to obtain a judgment recognizing or enforcing an arbitral award or Order and waives any defense or opposition to such jurisdiction.

      (e) The arbitrators, in their discretion, may consolidate two or more arbitrations or claims between any of the Parties arising pursuant to this Agreement or any other agreement among the parties or to which the shareholders of the Company, E2E and the E2E Stockholders are a party into one arbitration, or terminate any such consolidation and/or establish other arbitration proceedings for different claims that may rise in any one arbitration. Notwithstanding the foregoing, the arbitrators shall consolidate arbitrations and/or claims, if they determine that it would be more efficient to consolidate such arbitrations and/or claims than to continue them separately and (i) there are matters of fact or law that are common to the arbitrations and/or claims to be consolidated, (ii) there are related payment and performance obligations considered in the arbitrations and/or claims to be consolidated or (iii) there is a danger of inconsistent awards.

      (f) Each Party shall bear its own expenses in connection with the arbitration provided in this Section, provided that the fees of the arbitrators shall be divided equally between the Parties.

   11.12 Drafting. Each Party acknowledges that its legal counsel participated in the preparation of this Agreement. The Parties therefore stipulate that the rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement to favor any Party against the other.

   11.13 Waiver of Jury Trial. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OF OR THE TRANSACTIONS CONTEMPLATED HEREBY.

   11.14 Expenses. Except as otherwise expressly provided herein, each of the parties hereto shall bear and pay all costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including fees and expenses of its own financial consultants, investment bankers, accountants and counsel.

   11.15 Further Assurances. From and after the date of this Agreement, each party shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

   11.16 Disclosure to Other Persons. No party hereto shall issue, make or cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby, or otherwise make any disclosures relating thereto, without the consent of the other parties, such consent not to be unreasonably withheld or delayed; provided, however, that such consent shall not be required where such release or announcement is required by applicable law or the rules or regulations of a securities exchange, in which event the party so required to issue such release or announcement shall endeavor, wherever possible, to furnish an advance copy of the proposed release to the other parties.

           [THE REMAINDER OF THIS PAGE INTENTIONALLY IS LEFT BLANK.]

   IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

U.S. TECHNOLOGIES INC.

                               /S/ GREGORY EARLS
By: ___________________________________________________________________________
   Name: C. Gregory Earls
   Title: Co-Chairman and Co-CEO

E2ENET, INC.

                             /S/ STEVEN J. QUAMME
By: ___________________________________________________________________________
   Name: Steven J. Quamme

[signature page to Stock Exchange Agreement, dated as of February 21st, 2000]

NORTHWOOD CAPITAL PARTNERS LLC

                              /S/ HENRY T. WILSON
By: ___________________________________________________________________________
   Name: Henry T. Wilson
   Title: Managing Director
   Address: 485 Underhill Boulevard
          Suite 205
          Syosset, New York 11791-3491
   Phone: (516) 364-5544
   Fax: (212) 832-7480

NORTHWOOD VENTURES LLC

                              /S/ HENRY T. WILSON
By: ___________________________________________________________________________
   Name: Henry T. Wilson
   Title: Managing Director
   Address: 485 Underhill Boulevard
          Suite 205
          Syosset, New York 11791-3491
   Phone: (516) 364-5544
   Fax: (212) 832-7480

                                 SCHEDULE 4.5
                            COMPANY NEW INVESTMENTS

   Company New Investments (cash for working capital, any PIE acquisitions, any E2E expenses assumed that are to be paid at E2E/Company closing, and any new investments in E2E portfolio companies)

   --Additional Series A shares to Earls affiliates for $1,250,000 recent and anticipated advances consistent with his previous commitments/rights; use 12.2
(cent) valuation/conversion to common;

   --New Series to others (to close by $5,000,000 E2E closing); use $.90 for conversion to $8,750,000 common (essentially USXX closing market price before USXX/E2E announcement); mandatorily convertible when adequate common authorized

                               Schedule 6.12(a)
                                 E2E Contracts

   Agreement and Plan of Merger made as of September 16, 1999, by and among E2Enet, Inc. ("E2E"), MEI Merger Company, Inc. and MEI Software Systems, Inc., including any amendments thereto

   Loan Agreement between E2E and MEI Software Systems, Inc. dated September 16, 1999, including any amendments thereto

   Convertible Note and Warrant Purchase Agreement by and between E2E and Northwood Ventures LLC and Northwood Capital Partners LLC dated as of September 10, 1999, including any amendments thereto

   Warrant to purchase 350,000 shares of common stock of E2E issued to Northwood Ventures LLC, including any amendments thereto

   Warrant to purchase 50,000 shares of common stock of E2E issued to Northwood Capital Partners LLC, including any amendments thereto

   Convertible Secured Note issued by E2E in favor of Northwood Ventures LLC dated September 10, 1999, including any amendments thereto

   Convertible Secured Note issued by E2E in favor of Northwood Capital Partners LLC dated September 10, 1999, including any amendments thereto

   Registration Rights Agreement dated as of September 10, 1999, between E2E and the Stockholders executing same, including any amendments and joinders thereto

   Pledge Agreement by and among E2E, Jonathan J. Ledecky, Northwood Ventures LLC and Northwood Capital Partners LLC dated as of September 10, 1999, including any amendments thereto

   Intercreditor Agreement by and among Jonathan J. Ledecky, Northwood Ventures LLC, Northwood Capital Partners LLC and E2E dated as of September 10, 1999, including any amendments thereto

   Loan and Pledge Agreement between E2E and Jonathan J. Ledecky dated as of May 14, 1999, including any amendments thereto

   Escrow Agreement dated as of September 10, 1999, by and among Jonathan J. Ledecky, Northwood Ventures LLC and Northwood Capital Partners LLC, Hogan & Hartson as escrow agent, and E2E, including any amendments thereto

   Second Amended and Restated Promissory Note issued by E2E in favor of Jonathan J. Ledecky dated as of September 10, 1999, including any amendments thereto

   Stockholders Agreement by and among E2E, Jonathan J. Ledecky and the Stockholders of E2E dated May 14, 1999, effective as of May 7, 1999, including any amendments and joinders thereto

   Purchase Agreement between E2E and Buyline.net, Inc. dated as of August 10, 1999, including any amendments thereto

   Registration Rights Agreement dated as of August 10, 1999, among Buyline.net, Inc., E2E and the stockholders of Buyline.net, Inc. party to the agreement, including any amendments and joinders thereto

   Stockholders Agreement dated as of August 10, 1999, by and among Buyline.net, Inc., E2E, Silverman Trust and the other Stockholders party to the agreement, including any amendments and joinders thereto

   Promissory notes issued by Buyline.net, Inc. in favor of E2E pursuant to the Purchase Agreement between the parties, including any amendments thereto

   Stock Purchase Agreement by and among Bluemercury, Inc. and E2E dated as of May 14, 1999, including any amendments thereto

   Stockholders Agreement by and among Bluemercury, Inc., E2E, Barry Beck and Marla Malcolm dated as of May 20, 1999, including any amendments and joinders thereto

   Registration Rights Agreement by and among Bluemercury, Inc., E2E, Barry Beck and Marla Malcolm dated as of May 20, 1999, including any amendments and joinders thereto

   Escrow Agreement dated as of May 20, 1999, among Bluemercury, Inc., its stockholders party to the agreement, and E2E as escrow agent, including any amendments thereto

   Purchase Agreement by and between Urban Box Office Network, Inc. ("UBO") and E2E dated as of May 14, 1999, including any amendments thereto

   Amended and Restated Stockholders Agreement by and among UBO, Allen & Company Incorporated, E2E, Nicholas Negroponte, George Jackson, Adam Kidron and Frank Cooper dated as of August 10, 1999, including any amendments and joinders thereto

   Amended and Restated Registration Rights Agreement by and among UBO, Allen & Company Incorporated, E2E, Nicholas Negroponte, George Jackson, Adam Kidron and Frank Cooper dated as of August 10, 1999, including any amendments and joinders thereto

   Stock Purchase Agreement by and among Hooey, Inc. and E2E dated May 14, 1999, including any amendments thereto

   Registration Rights Agreement by and among Hooey, Inc., E2E, William P. Phelan and Liavan Mallin dated as of May 14, 1999, including any amendments and joinders thereto

   Stockholders Agreement by and among Hooey, Inc., E2E, William P. Phelan and Liavan Mallin dated as of May 14, 1999, including any amendments and joinders thereto

   Stock Purchase Agreement dated on or about February 11, 2000, by and among E2E, the individuals and entities listed as investors on an exhibit to the agreement, and, as to Section 5.9 of the Agreement, Blue Rock, Inc., William Dodd and Katharine Kelley, including any amendments thereto

   Put Agreement by and among Jonathan J. Ledecky and William K. Dodd and Katharine W. Kelley dated as of May 14, 1999, including any amendments thereto

   E2E's investment in VIPRO Corporation pursuant to a Purchase Agreement dated and related agreements, including any amendments thereto

   *Exercise Price = $.90 per share, to vest pro rata on the first, second and third anniversaries of their grants.

                                SCHEDULE 7.3(B)
                          ADDITIONAL COMPANY OPTIONS

                              BOARD OF DIRECTORS

                                                                           Number of options*
                                                                           ------------------
The Honorable Alexander M. Haig, Jr.......................................      250,000
The Honorable William H. Webster..........................................      250,000
The Honorable George J. Mitchell..........................................      250,000
Rick Rickertsen...........................................................      250,000
Peter Schiff..............................................................      250,000
Henry T. Wilson...........................................................      250,000
Greg Earls................................................................      250,000

                                                    ADVISORS
H. Lee Rust...............................................................       50,000
Edward Hauk...............................................................      100,000

                                                   PERSONNEL
Michael Deale.............................................................      200,000
Lucille A. Payne..........................................................       75,000
Dana R. Williams..........................................................       75,000
Jacqueline D. Scott.......................................................       75,000
Amy Blodgett Paladini.....................................................       75,000
Sharon D. Anderson........................................................       25,000
--------
*Exercise Price = $.90 per share, to vest pro rata on the first, second and third anniversaries of their grants.

                                                    OTHERS**
Liaven Mallin.............................................................      125,000
William Phelan............................................................      125,000
Marla Malcolm-Nagler......................................................      100,000
Barry Beck................................................................       66,667
Adam Kidron...............................................................      100,000
Frank Cooper, III.........................................................      100,000

--------
ExercisePrice = $.90 per share.

                                 SCHEDULE 7.11

                                  LITIGATION

   In late 1999, Affordable Interior Systems ("AIS") filed a suit against the Company and the Company has filed a countersuit relating to the service arrangement between the Company and AIS.

                                                                      APPENDIX C

                     AMENDMENT TO STOCK EXCHANGE AGREEMENT

   This Amendment to Stock Exchange Agreement (the "Amendment") is made as of this 5th day of April, 2000, by and among U.S. Technologies Inc., a Delaware corporation (the "Company"), U.S. Technologies Acquisition Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company ("Newco"), E2Enet, Inc., a Delaware corporation ("E2E"), Northwood Ventures LLC, a New York limited liability company ("Northwood Ventures"), Northwood Capital Partners LLC, a New York limited liability company ("Northwood Capital" and together with Northwood Ventures, "Northwood"), Jonathan J. Ledecky ("Ledecky") and the other E2E Stockholders (as defined below) (each of the foregoing, individually, a "Party," and, collectively, the "Parties"). Capitalized terms used but not defined herein have the respective meanings assigned to them in the Stock Exchange Agreement (as defined below).

                                   RECITALS:

   A. The Company, E2E and the E2E Stockholders entered into a Stock Exchange Agreement dated as of February 21, 2000 (the "Stock Exchange Agreement"), pursuant to which the Company agreed to acquire all of the issued and outstanding shares of capital stock of E2E (the "E2E Shares") from those persons who would own all of such shares as of the closing of the acquisition contemplated therein (the "E2E Stockholders");

   B. In exchange for all of the issued and outstanding shares of E2E, the Company agreed to issue to the E2E Stockholders the Preferred Shares; and

   C. The Parties desire to amend the Stock Exchange Agreement to provide for
(i) the merger of E2E with and into Newco, with Newco being the surviving corporation, and (ii) the conversion of the shares of capital stock of E2E into the Preferred Shares, all upon the terms and conditions set forth herein.

                                  AGREEMENTS:

   In consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

   1. Additional Party. Newco is added as a party to the Stock Exchange Agreement, and all references to Members of the Company Group shall be deemed to include Newco.

   2. Amendment to Article I.

   (a) The definition of "Investment Documents" in Article I of the Stock Exchange Agreement is amended by replacing it in its entirety with the following:

      "Investment Documents" shall mean this Agreement, the Preferred Shares, the Certificate of Designations, the Amended and Restated Registration Rights Agreement, the Voting Agreement relating to the Board of Directors of the Company and the Certificate of Merger (as defined below).

   (b) The following definition is added to Article I of the Stock Exchange
Agreement:

      "Certificate of Merger" has the meaning given to it in Section 2.2.

   (c) The definition of "Preferred Shares" in Article I of the Stock Exchange Agreement is amended by replacing it in its entirety with the following:

      "Preferred Shares" means the duly authorized, validly issued, fully paid and non-assessable shares of the Series B Mandatorily Convertible Preferred Stock of the Company with an aggregate stated value equal to $11,200,000, mandatorily convertible into an aggregate of 56,000,000 shares of Common Stock as described in Section 3.1.

   3. Amendment to Article II. Article II of the Stock Exchange Agreement is amended by replacing it in its entirety with the following:

                                  ARTICLE II.

                                  THE MERGER

   2.1 Merger; Effects of Merger.

   (a) Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined below), (i) E2E shall be merged with an into Newco (the "Merger"), (ii) the separate existence of E2E shall thereupon cease, and
(iii) the name of Newco, as the surviving corporation in the Merger (the "Surviving Corporation"), shall by virtue of the Merger be E2Enet, Inc.

   (b) The Merger shall have the effects set forth in the Delaware General Corporation Law (the "DGCL"). Without limiting the generality of the foregoing, at the Effective Time, all of the properties, rights, privileges, powers and franchises of E2E and Newco shall vest in the Surviving Corporation, and all of the debts, liabilities and duties of E2E and Newco shall become the debts, liabilities and duties of the Surviving Corporation.

   2.2 Closing of Merger. Subject to the terms and conditions of this Agreement, the closing of the Merger (the "Closing") shall take place at the offices of Fleischman and Walsh, L.L.P. at 10:00 a.m., local time, on a date satisfactory to the Company, Newco and E2E which is no later than the fifth Business Day after satisfaction (or waiver) of the conditions to Closing set forth in Articles IV and V hereof (other than those conditions which require the delivery of any documents or the taking of other actions at the Closing) (the "Closing Date"). On the Closing Date, the Parties agree to file with the Secretary of State of the State of Delaware a certificate of merger (the "Certificate of Merger") in the form required by, and executed in accordance with, the relevant provisions of the DGCL. The Merger will become effective upon filing of the Certificate of Merger with the Secretary of State of the State of Delaware (the "Effective Time").

   2.3 Articles of Incorporation. The Articles of Incorporation of Newco in effect at the time of the merger shall be the Articles of Incorporation of the Surviving Corporation, until thereafter amended as provided thereunder and under the DGCL.

   2.4 Bylaws. The Bylaws of Newco in effect at the time of the Merger shall be the Bylaws of the Surviving Corporation, until thereafter altered, amended or repealed as provided thereunder and under the Articles of Incorporation of the Surviving Corporation and the DGCL.

   2.5 Directors and Officers of Surviving Corporation. The directors and officers of Newco immediately prior to the Effective Time will be the directors and officers of the Surviving Corporation, and each shall hold office from the Closing Date until such time as his successor is duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation, or as otherwise provided by law.

   2.6 Conversion of Shares.

   (a) E2E Shares. As of the Effective Time, by virtue of the Merger and without any action on the part of the E2E Stockholders, the E2E Shares held by each E2E Stockholder shall be converted into such E2E Stockholder's pro rata share of the Preferred Shares. As of the Closing Date, all of the certificates which immediately prior to the Closing represented E2E Shares shall be deemed for all purposes to evidence ownership of and to represent the Preferred Shares into which the E2E Shares formerly represented by such certificates have been converted as herein provided.

   (b) Exchange of Certificates. On or after the Closing Date, the E2E Stockholders shall surrender to Fleischman and Walsh, L.L.P., as exchange agent (the "Exchange Agent"), stock certificates representing their respective E2E Shares, together with stock powers duly executed in favor of the Company. Upon the surrender of any such stock certificate by or on behalf of any E2E Stockholder, the Company shall direct the Exchange Agent (1) on behalf of the Surviving Corporation, to cancel such stock certificate, and (2) on behalf of the Company, to issue to such E2E Stockholder certificates representing the Preferred Shares into which the E2E Shares held by such E2E Stockholder shall have been converted at the Effective Time. The E2E Shares, when converted into the Preferred Shares at the Effective Time, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist. The Exchange Agent shall hold in escrow stock certificates representing all of the Preferred Shares issues in connection with the Merger until the earlier of (i) written notice by the Company directing the Exchange Agent to release such certificates; (ii) written notice by the Company directing the Exchange Agent to release such certificates following the Company's receipt of (x) a joinder to the Agreement and a consent and joinder to the Amendment, duly executed by each of the E2E Stockholders other than Ledecky and Northwood, (y) releases in the form of the letter from Hogan & Hartson, L.L.P. to each E2E Stockholder dated March 20, 2000, duly executed by each of the E2E Stockholders other than Ledecky and Northwood, and
(z) stock certificates representing all of the E2E Shares, together with stock powers duly executed in favor of the Company; or (iii) approval of the Charter Amendment and the conversion of the Preferred Shares into Common Stock as described in the Agreement (provided, however, that, notwithstanding approval of the Charter Amendment and the conversion of the Preferred Shares into Common Stock, the Exchange Agent shall continue to hold in escrow certificates representing shares of Common Stock issued to those E2E Stockholders who have not executed and delivered to the Company the documents described in Section 2.6(b)(ii) until the Company receives such documents).

   (c) Newco Shares. Each share of common stock, par value $0.01 per share, of Newco issued and outstanding immediately prior to the Closing Date shall be converted into and exchanged for one (1) validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

   2.7 Tax-Free Merger. It is intended that the Merger will constitute a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that this Agreement will constitute a "plan of reorganization" within the meaning of the regulations promulgated under such section of the Code.

   4. Amendments to Article IV. Sections 4.2(b), 4.2(f) and 4.10 of the Stock Exchange Agreement are deleted in their entirety.

   5. Amendment to Article V. Sections 5.2(a), 5.2(d) and 5.3 of the Stock Exchange Agreement are deleted in their entirety.

   6. Amendments to Article VII.

   (a) Section 7.6 of the Stock Exchange Agreement is amended by replacing it in its entirety with the following:

   7.6 Governmental Approvals. No authorization, consent, approval, License, exemption of or filing or registration with any court or Government Entity is or will be necessary for, or in connection with, the offer, issuance, sale, execution or delivery by the Company of, or for the performance by the Company of its obligations under, any of the Investment Documents other than (i) under applicable securities laws with respect to the Charter Amendment, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, and (iii) under applicable securities laws with respect to the transactions contemplated by the registration rights set forth in the Amended and Restated Registration Rights Agreement.

   (b) Article VII of the Stock Exchange Agreement is amended by adding the following Section 7.18:

   7.18 Newco

   (a) Newco is a corporation duly organized, validly existing and in good standing under the Laws of the State of Delaware.

   (b) Newco has all necessary corporate power and authority to enter into the Investment Documents to which it is a party and to carry out its obligations thereunder. Newco has duly executed and delivered (or will have, with respect to deliveries to be executed and delivered by it at Closing) each of the Investment Documents, and each is (or will be, with respect to deliveries to be executed and delivered by it at Closing) a legal, valid and binding obligation of Newco, enforceable against Newco in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally and by general principles of equity.

   (c) The authorized capital stock of Newco consists of 1,000 shares of common stock, par value $0.01 per share, of which 100 shares are issued and outstanding on the date hereof. Without limiting the generality of the foregoing Section 7.4, all of the outstanding shares of capital stock of Newco have been duly authorized and validly issued, and are fully paid, nonassessable and free and clear of all Liens. There are no options, warrants or rights to purchase shares of capital stock or other securities of Newco issued or outstanding, nor is Newco obligated in any other manner to issue shares of its capital stock or other securities.

   (d) Other than the filing of the Certificate of Merger, no authorization, consent, approval, License, exemption of or filing or registration with any court or Government Entity is or will be necessary for or in connection with the execution or delivery by Newco of or the performance by Newco of its obligations under any of the Investment Documents.

   (e) Section 7.16 of the Stock Exchange Agreement is amended to replace the reference to the "Exchange" with a reference to the "Merger".

   7. Amendments to Article VIII.

   (a) Section 8.2 of the Stock Exchange Agreement is amended such that all references therein to the "Company" shall be deemed to be references to the Company and Newco.

   (b) Section 8.2 of the Stock Exchange Agreement is amended by adding the following Section 8.2(h):

      (h) Tax-Free Merger. The Company and Newco agree that the Merger is intended to be a tax-free reorganization under Section 368 of the Code and that this Agreement is intended to be a "plan of reorganization" within the meaning of the regulations promulgated under such section of the Code. Neither the Company nor the Surviving Corporation will take or fail to take any action which would jeopardize the qualification of the Merger as such a reorganization (other than such actions as may be legally required).

   8. Amendments to Article X.

   (a) Section 10.1(a) of the Stock Exchange Agreement is amended by replacing it in its entirety with the following:

      (a) This Agreement may be terminated and the Merger may be abandoned by
   (i) the mutual, written agreement of the E2E Representatives and the Company, (ii) by either the E2E Representatives or the Company if (x) the Merger shall not have been consummated by 5:00 p.m. Eastern Standard Time on April 11, 2000, provided that the party seeking to terminate this Agreement pursuant to this clause (ii) is not in breach of this Agreement (or in the case of the E2E Representatives, neither they nor any of the other E2E Stockholders are in breach of this Agreement), of (y) a Government Entity shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such Order or other action shall have become final and nonappealable; provided that the Party or Parties seeking to terminate this Agreement pursuant to this clause (ii) (y) shall have used all reasonable efforts to remove such Order.

   (b) Section 10.1(c) of the Stock Exchange Agreement is amended such that all references therein to the "Company" shall be deemed to be references to the Company or Newco, as the case may be.

   9. Amendment to Article XI. Section 11.4 of the Stock Exchange Agreement is amended to add the following address for Newco:

                            U.S. Technologies Acquisition Sub, Inc.
                            c/o U.S. Viewing Corporation
                            2001 Pennsylvania Avenue, NW
                            Suite 675
                            Washington, DC 20006
                            Attn: Gregory C. Earls
                            Telephone: 202-466-3100
                            Facsimile: 202-466-4557

                            With a copy to:

                            Fleischman and Walsh, L.L.P.
                            1400 Sixteenth Street, NW
                            Washington, DC 20036
                            Attn: Stephen A. Bouchard
                            Telephone: 202-939-7945
                            Facsimile: 202-265-5706

   10. Stock Exchange Agreement. Except as otherwise expressly provided in this Amendment, the provisions of the Stock Exchange Agreement remain in full force and effect.

   11. Counterparts; Facsimile Signatures. This Amendment may be executed in one or more counterparts, and executed signature pages sent by a Party to the other Parties by facsimile shall be binding as evidence of such Party's agreement hereto and acceptance hereof.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

   The parties hereto have executed this Amendment to Stock Exchange Agreement as of the date first written above.

                                          U.S. TECHNOLOGIES INC.

                                          By: /s/ C. GREGORY EARLS
                                             __________________________________
                                             Name: C. Gregory Earls
                                             Title:  Co-Chairman and Co-CEO

                                          U.S. TECHNOLOGIES ACQUISITION SUB,
                                            INC.

                                          By: /s/ C. GREGORY EARLS
                                             __________________________________
                                             Name: C. Gregory Earls
                                             Title:  President

[signature page to Amendment to Stock Exchange Agreement, dated as of April 5, 2000]

                                          E2ENET, INC.

                                             /S/ STEVEN J. QUAMME
                                          By: _________________________________
                                             Name: Steven J. Quamme
                                             Title:Senior Vice President

                                          NORTHWOOD CAPITAL PARTNERSHIP LLC

                                             /S/ HENRY T. WILSON
                                          By: _________________________________
                                             Name: Henry T. Wilson
                                             Title:Managing Director

                                          NORTHWOOD VENTURES LLC

                                             /S/ HENRY T. WILSON
                                          By: _________________________________
                                             Name: Henry T. Wilson
                                             Title:Managing Director

                                             /S/ JONATHAN J. LEDECKY
                                             __________________________________
                                             Jonathan J. Ledecky

[signature page to Amendment to Stock Exchange Agreement, dated as of April 5, 2000]

                                          E2ENET, INC.

                                             /S/ STEVEN J. QUAMME
                                          By: _________________________________
                                              Name: Steven J. Quamme
                                              Title:  Senior Vice President

                                          NORTHWOOD CAPITAL PARTNERSHIP LLC

                                             /S/ HENRY T. WILSON
                                          By: _________________________________
                                              Name: Henry T. Wilson
                                              Title:  Managing Director

                                          NORTHWOOD VENTURES LLC

                                             /S/ HENRY T. WILSON
                                          By: _________________________________
                                              Name: Henry T. Wilson
                                              Title:  Managing Director

                                             /S/ JONATHAN J. LEDECKY
                                             __________________________________
                                             Jonathan J. Ledecky

   [signature page to Amendment to Stock Exchange Agreement, dated as of April 5, 2000]

                                          E2ENET, INC.

                                             /S/ STEVEN J. QUAMME
                                          By: _________________________________
                                              Name: Steven J. Quamme
                                              Title:  Senior Vice President

                                          NORTHWOOD CAPITAL PARTNERSHIP LLC

                                             /S/ HENRY T. WILSON
                                          By: _________________________________
                                              Name: Henry T. Wilson
                                              Title:  Managing Director

                                          NORTHWOOD VENTURES LLC

                                             /S/ HENRY T. WILSON
                                          By: _________________________________
                                              Name: Henry T. Wilson
                                              Title:  Managing Director

                                             /S/ JONATHAN J. LEDECKY
                                             __________________________________
                                             Jonathan J. Ledecky

                                                                      APPENDIX D

                         AGREEMENT AND PLAN OF MERGER

                                     AMONG

                            U.S. TECHNOLOGIES INC.,

                       U.S. TECHNOLOGIES ACQUISITION CO.

                                      AND

                                YAZAM.COM INC.
                         Dated as of February 28, 2001

                               TABLE OF CONTENTS

ARTICLE I.   DEFINITIONS...............................................  1

ARTICLE II.  THE MERGER................................................  4
         2.1 The Merger................................................  4
         2.2 Certificate of Incorporation..............................  5
         2.3 By-Laws...................................................  5
         2.4 Directors and Officers....................................  5
         2.5 Shareholder's Approval....................................  5
         2.6 Effective Time............................................  5

ARTICLE III. CONVERSION OF SHARES......................................  5
         3.1 Yazam Stock...............................................  5
         3.2 Yazam Closing Cash Balance Adjustment.....................  6
         3.3 Dissenting Shares.........................................  6
         3.4 Acquisition Co. Common Stock..............................  7
         3.5 Payment for, and Distribution of, the Merger Consideration  7
         3.6 Adjustment to Prevent Dilution............................  8

ARTICLE IV.  REPRESENTATIONS AND WARRANTIES OF YAZAM...................  8
         4.1 Organization, etc.........................................  8
         4.2 Authorization and Binding Obligation......................  9
         4.3 Capitalization............................................  9
         4.4 Consents and Approvals; No Conflicts......................  9
         4.5 Financial Statements...................................... 10
         4.6 Compliance with Laws...................................... 10
         4.7 Real Property............................................. 10
         4.8 Property.................................................. 10
         4.9 Intellectual Property..................................... 11
        4.10 Contracts................................................. 11
        4.11 Employee Benefit Plans.................................... 11
        4.12 Actions Pending........................................... 12
        4.13 Affiliate Transactions.................................... 12
        4.14 Taxes..................................................... 13
        4.15 Finders and Investment Bankers............................ 13
        4.16 Labor..................................................... 13
        4.17 Yazam Accredited Investors................................ 13

ARTICLE V.   REPRESENTATIONS AND WARRANTIES OF THE PARENT AND
               ACQUISITION CO.......................................... 14
         5.1 Organization and Standing................................. 14
         5.2 Authorization and Binding Obligation...................... 14
         5.3 Consents and Approvals; No Conflicts...................... 14
         5.4 Litigation................................................ 14
         5.5 Brokers, Finders, Etc..................................... 15
         5.6 Capitalization of Parent.................................. 15
         5.7 Parent SEC Reports........................................ 15
         5.8 Financing................................................. 16


ARTICLE VI.   COVENANTS............................................................ 16
          6.1 Conduct of Business.................................................. 16
          6.2 Third-Party Consents................................................. 17
          6.3 Compliance with DGCL; Filings; Consent Solicitation Statement........ 17
          6.4 Additional Agreements................................................ 18
          6.5 Acquisition Proposals................................................ 18
          6.6 Public Announcements................................................. 18
          6.7 Consent of the Parent................................................ 19
          6.8 Transfer Taxes....................................................... 19
          6.9 Access............................................................... 19
         6.10 Advice Regarding Changes............................................. 19
         6.11 Notice of Prospective Breach......................................... 19
         6.12 Shareholder Letter of Transmittal.................................... 19
         6.13 Indemnification of Directors and Officers............................ 19

ARTICLE VII.  RESTRICTIONS ON TRANSFER............................................. 20
          7.1 Restricted Shares.................................................... 20
          7.2 Legends.............................................................. 20

ARTICLE VIII. CLOSING CONDITIONS................................................... 20
          8.1 Conditions to the Obligation of Yazam................................ 20
          8.2 Conditions Precedent to Obligations of the Parent and Acquisition Co. 21

ARTICLE IX.   CLOSING.............................................................. 22
          9.1 Time and Place....................................................... 22
          9.2 Filings at the Closing; Other Actions................................ 23

ARTICLE X.    SURVIVAL OF COVENANTS................................................ 23

ARTICLE XI.   TERMINATION RIGHTS................................................... 23
         11.1 Termination.......................................................... 23
         11.2 Procedure and Effect of Termination.................................. 23

ARTICLE XII.  OTHER PROVISIONS..................................................... 24
         12.1 Amendment and Modification........................................... 24
         12.2 Benefit and Assignment............................................... 24
         12.3 No Third-Party Beneficiaries......................................... 24
         12.4 Entire Agreement..................................................... 24
         12.5 Expenses............................................................. 24
         12.6 Headings............................................................. 24
         12.7 Choice of Law........................................................ 24
         12.8 Notices.............................................................. 24
         12.9 Counterparts......................................................... 25
        12.10 Confidentiality...................................................... 25

Exhibits
   Exhibit-A-Certificate of Designation
   Exhibit-B-Warrant Certificate
   Exhibit-C-Certificate of Merger
   Exhibit-D-Letter of Transmittal
   Exhibit-E-Opinion of Shaw Pittman
   Exhibit-F-Registration Rights Agreement
   Exhibit-G-Opinion of Gibson Dunn & Crutcher

                         AGREEMENT AND PLAN OF MERGER

   AGREEMENT AND PLAN OF MERGER, dated as of February 28, 2001 (the "Agreement"), among U.S. TECHNOLOGIES INC., a Delaware corporation (the "Parent"), U.S. TECHNOLOGIES ACQUISITION CO., a Delaware corporation and a wholly-owned subsidiary of the Parent ("Acquisition Co."), and YAZAM.COM INC., a Delaware corporation ("Yazam").

                                   ARTICLE I

                                  DEFINITIONS

   Unless otherwise stated, the following terms when used herein have the meanings assigned to them below.

   1.01 "Acquisition Co." has the meaning set forth in the preamble to this Agreement.

   1.02 "Acquisition Co. Common Stock" has the meaning set forth in Section
3.04 hereof.

   1.03 "Affiliate" means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

   1.04 "Agreement" has the meaning set forth in the preamble to this Agreement.

   1.05 "Applicable Law" means all applicable provisions of all (i) constitutions, treaties, statutes, laws (including, but not limited to, the common law), rules, regulations, ordinances, codes or orders of any Governmental Authority and (ii) orders, decisions, rulings, injunctions, judgments, awards and decrees, executive orders or consents of or agreements with any Governmental Authority.

   1.06 "Benefit Plan" means any plan, program, agreement, policy or arrangement, whether covering a single individual or group of individuals, and whether or not reduced to writing, that is: (a) an employee welfare benefit plan within the meaning of Section 3(1) of ERISA; (b) an employee pension benefit plan within the meaning of Section 3(2) of ERISA; (c) a stock bonus, stock purchase, stock option, restricted stock, stock appreciation right or similar equity-based plan; or (d) any other deferred-compensation, retirement, welfare-benefit, bonus, incentive or fringe benefit plan or arrangement, vacation, sick, holiday or other paid leave plan, life insurance or other death benefit plan, severance or other similar benefit plan.

   1.07 "Business Combination" means (x) any merger, consolidation, acquisition, partnership or combination to which Yazam or any of the Yazam Subsidiaries is or would be a party, (y) any sale, dividend, split or other disposition of capital stock or other equity interest of Yazam, any of the Yazam Subsidiaries or any of Yazam's portfolio companies, or (z) any sale, dividend or other disposition of all or substantially all of the assets and properties of Yazam, any of the Yazam Subsidiaries or any of Yazam's portfolio companies.

   1.08 "Business Day," whether or not initially capitalized, means every day of the week excluding Saturdays, Sundays and federal holidays.

   1.09 "Certificates" has the meaning set forth in Section 3.05(a) hereof.

   1.10 "Closing" means the closing of the Merger.

   1.11 "Closing Date" means the date on which the Closing occurs.

   1.12 "Code" means the Internal Revenue Code of 1986, as amended, together with all regulations and rulings issued thereunder by any Governmental Authority.

   1.13 "Common Stock Consideration" has the meaning set forth in Section 3.01 hereof.

   1.14 "Consent Solicitation Statement" has the meaning set forth in Section 6.03(b) hereof.

   1.15 "Contracts" has the meaning set forth in Section 4.10 hereof.

   1.16 "DGCL" means the Delaware General Corporation Law.

   1.17 "Dissenting Shares" has the meaning set forth in Section 3.03 hereof.

   1.18 "Effective Time" has the meaning set forth in Section 2.06 hereof.

   1.19 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, together with the regulations and rulings issued thereunder by any Governmental Authority.

   1.20 "Filings" has the meaning set forth in Section 6.03(c) hereof.

   1.21 "Financial Statements" has the meaning set forth in Section 4.05 hereof.

   1.22 "GAAP" means United States generally accepted accounting principles.

   1.23 "Governmental Authority" means any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, in each case to the extent the same has jurisdiction over the Person or property in question.

   1.24 "IRS" means the Internal Revenue Service of the United States.

   1.25 "Knowledge" means, with respect to Yazam or any Yazam Subsidiary, the actual knowledge of any of the individuals set forth on Schedule 1.25 hereto.

   1.26 "Leased Property" has the meaning set forth in Section 4.07 hereof.

   1.27 "Liens" means all debts, liens, security interests, mortgages, pledges, judgments, trusts, adverse claims, liabilities, encumbrances, material rights of way, charges which are liens and other impairments of title of any kind other than Permitted Liens.

   1.28 "Letter of Transmittal" has the meaning set forth in Section 3.05(a) hereof.

   1.29 "Material Adverse Effect" means a material adverse effect on the business, assets, properties, liabilities or financial condition of Yazam and the Yazam Subsidiaries, taken as a whole, or on the ability of Yazam to timely consummate the transactions contemplated hereby.

   1.30 "Merger" has the meaning set forth in Section 2.01 hereof.

   1.31 "Merger Consideration" has the meaning set forth in Section 2.01 hereof.

   1.32 "Merger Filings" has the meaning set forth in Section 2.06 hereof.

   1.33 "Notice" has the meaning set forth in Section 6.03(b) hereof.

   1.34 "Parent" has the meaning set forth in the preamble to this Agreement.

   1.35 "Parent Common Stock" means the common stock, par value $0.02 per share, issued by Parent.

   1.36 "Parent Preferred Stock" means the Series F Convertible Preferred Stock, par value $0.02 per share, issued by Parent, which shall have the rights, privileges and preferences provided in the Certificate of Designation, attached hereto substantially in the form of Exhibit A.

   1.37 "Parent Warrants" means the warrants to be issued by the Parent in connection with the Merger, attached hereto substantially in the form of Exhibit B, granting the right to receive Parent Common Stock.

   1.38 "Permitted Liens" has the meaning set forth in Section 4.07 hereof.

   1.39 "Person" means an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Authority or any other government or political subdivision or an agency or instrumentality thereof.

   1.40 "Plans" has the meaning set forth in Section 4.11 hereof.

   1.41 "Preferred Stock Consideration" has the meaning set forth in Section 3.01(d) hereof.

   1.42 "Real Estate Laws" means any applicable building, zoning, subdivision and other land use and similar laws, codes, ordinances, rules, regulations and orders of Governmental Authorities.

   1.43 "Registration Rights Agreement" has the meaning set forth in Section 8.01(g) hereof.

   1.44 "Representatives" has the meaning set forth in Section 6.05 hereof.

   1.45 "Series B Stock Cash Consideration" has the meaning set forth in
Section 3.01(c) hereof.

   1.46 "Series B Stock Consideration" has the meaning set forth in Section 3.01(c) hereof.

   1.47 "Series C Stock Cash Consideration" has the meaning set forth in
Section 3.01(b) hereof.

   1.48 "Series C Stock Consideration" has the meaning set forth in Section 3.01(b) hereof.

   1.49 "Surviving Corporation" has the meaning set forth in Section 2.01 hereof.

   1.50 "Surviving Corporation Common Stock" has the meaning set forth in
Section 3.04 hereof.

   1.51 "Tax" means any net income, alternative or add-on minimum tax, gross income, gross receipts, sales, use, ad valorem, value added, transfer, franchise, profits, license, withholding on amounts paid to or by Yazam or any Yazam Subsidiary, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental or windfall profits tax, custom duty or other tax, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, in addition to any tax or additional amount imposed by any Governmental Authority (domestic or foreign) (a "Taxing Authority").

   1.52 "Taxing Authority" has the meaning set forth in the definition of Tax.

   1.53 "Tax Returns" shall mean any report, return, declaration, claim for refund, information statement or return relating to Taxes or other documents filed or maintained or required to be filed or maintained, in connection with any Tax.

   1.54 "Transactions" has the meaning set forth in Section 2.05 hereof.

   1.55 "Yazam Closing Cash Balance" shall mean the cash balance in the primary bank account of Yazam as of the Closing Date, as calculated in the ordinary course of business, consistent with past practice.

   1.56 "Yazam Common Stock" means the common stock, par value $0.0001 per share, issued by Yazam.

   1.57 "Yazam Options" means the outstanding options to purchase Yazam Common Stock issued prior to the Closing Date pursuant to the option plans listed on
Schedule 1.57 hereto.

   1.58 "Yazam Preferred Stock" means, collectively, the Yazam Series A Stock, the Yazam Series B Stock, and the Yazam Series C Stock.

   1.59 "Yazam Rights" has the meaning set forth in Section 4.03(b).

   1.60 "Yazam Series A Stock" means the Series A Preferred Stock, par value $0.0001 per share, issued by Yazam.

   1.61 "Yazam Series B Stock" means the Series B Preferred Stock, par value $0.0001 per share, issued by Yazam.

   1.62 "Yazam Series C Stock" means the Series C Preferred Stock, par value $0.0001 per share, issued by Yazam.

   1.63 "Yazam Subsidiary" means any corporation, partnership, limited liability company, joint venture or other entity of which Yazam owns, directly or indirectly, at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power or otherwise has the right or power to elect a majority of the board of directors or other Persons performing similar functions of such corporation, partnership, limited liability company, joint venture or other entity.

   1.64 "Yazam Warrant" means the outstanding warrant to purchase Yazam Common Stock issued prior to the Closing Date hereof as set forth on Schedule 1.64 hereto.

   1.65 "1933 Act" means the Securities Act of 1933, as amended or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

   1.66 "1934 Act" means the Securities Exchange Act of 1934, as amended or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                                  ARTICLE II

                                  THE MERGER

   2.01 The Merger. The aggregate consideration to be paid in connection with the Merger, as more particularly described in Article III hereof, shall be the following: (i) $22,000,000 in cash (as may be adjusted pursuant to Section 3.02 hereof), (ii) 27,374 shares of Parent Preferred Stock, and (iii) Parent Warrants to purchase 8,000,000 shares of Parent Common Stock (collectively, the "Merger Consideration"). In accordance with the provisions of this Agreement and the DGCL, at the Effective Time: (i) Acquisition Co. shall be merged with and into Yazam (the "Merger"), and Yazam shall be the surviving corporation of the Merger (hereinafter sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware; (ii) the name, identity, existence, rights, privileges, powers, franchises, properties and assets of Yazam shall continue immediately following consummation of the Merger unaffected and unimpaired; and (iii) the separate existence of Acquisition Co. shall cease, and all of the rights, privileges, powers, franchises, properties and assets of Acquisition Co. shall be vested in Yazam. The name of the surviving corporation shall be "Yazam.com Inc."

   2.02 Certificate of Incorporation. The Certificate of Incorporation of Yazam in effect immediately prior to the Effective Time shall be the Certificate of Incorporation of the Surviving Corporation until thereafter amended as provided therein or by Applicable Law.

   2.03 By-Laws. The By-Laws of Yazam in effect immediately prior to the Effective Time shall be the By-Laws of the Surviving Corporation immediately following the Effective Time until thereafter amended, altered or repealed as provided therein.

   2.04 Directors and Officers. The directors of Acquisition Co. immediately prior to the Effective Time shall be the directors of the Surviving Corporation immediately following the Effective Time, each to hold office in accordance with the Certificate of Incorporation and By-Laws of the Surviving Corporation until his or her successor is appointed and qualified or until his or her earlier death, resignation or removal.

   2.05 Shareholders' Approval. Yazam shall, as soon as practicable following the date of this Agreement, use its best efforts to take all actions necessary, in accordance with the DGCL and the Certificate of Incorporation and Bylaws of Yazam, to obtain the requisite approval by all of the shareholders of Yazam entitled to vote thereon by written consent, in form satisfactory to the Parent, for the purpose of obtaining the approval and adoption of this Agreement, the Merger and the other transactions contemplated hereby (collectively, the "Transactions"). The vote required for the adoption and approval of the Transactions by the holders of Yazam Common Stock and Yazam Preferred Stock shall be at least the minimum vote required by the DGCL or Yazam's Certificate of Incorporation and Bylaws.

   2.06 Effective Time. The Merger shall become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of merger, in the form attached hereto as Exhibit C, in accordance with Sections 252 and 103 of the DGCL (the "Merger Filings"), or on such other time as is duly set forth in the Merger Filings. The Merger Filings shall be filed simultaneously with or before the Closing. The date and time when the Merger shall become effective is hereinafter referred to as the "Effective Time."

                                  ARTICLE III

                             CONVERSION OF SHARES

   3.01 Yazam Stock. (a) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Yazam Common Stock (except for (i) shares of Yazam Common Stock then held in the treasury of Yazam or by any Yazam Subsidiary, and (ii) Dissenting Shares) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive Parent Warrants, to purchase the number of shares of Parent Common Stock equal to 3,000,000 divided by the number of shares of Yazam Common Stock issued and outstanding immediately prior to the Effective Time (the "Common Stock Consideration").

   (b) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Yazam Series C Stock (except for (i) shares of Yazam Series C Stock then held in the treasury of Yazam or any Yazam Subsidiary, and (ii) Dissenting Shares) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the following: (i) cash in the amount of $19,288,971.11 (as may be adjusted pursuant to Section 3.02 hereof) divided by the number of shares of Yazam Series C Stock issued and outstanding immediately prior to the Effective Time (the "Series C Stock Cash Consideration"), (ii) the number of fully paid and non-assessable shares of Parent Preferred Stock equal to 24,000.74 divided by the number of shares of Yazam Series C Stock issued and outstanding immediately prior to the Effective Time, and (iii) Parent Warrants to purchase the number of shares of Parent Common Stock equal to 2,630,314 divided by the number of shares of Yazam Series C Stock issued and outstanding immediately prior to the Effective Time (collectively, the "Series C Stock Consideration").

   (c) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Yazam Series B Stock (except for (i) shares of Yazam Series B Stock then held in the treasury of Yazam or any Yazam Subsidiary, and (ii) Dissenting Shares) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive the following: (i) cash in the amount of $2,711,028.89 (as may be adjusted pursuant to Section 3.02 hereof) divided by the number of shares of Yazam Series B Stock issued and outstanding immediately prior to the Effective Time (the "Series B Stock Cash Consideration"), (ii) the number of fully paid and non-assessable shares of Parent Preferred Stock equal to 3,373.26 divided by the number of shares of Yazam Series B Stock issued and outstanding immediately prior to the Effective Time, and (iii) Parent Warrants to purchase the number of shares of Parent Common Stock equal to 369,686 divided by the number of shares of Yazam Series B Stock issued and outstanding immediately prior to the Effective Time (collectively, the "Series B Stock Consideration").

   (d) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Yazam Series A Stock (except for (i) shares of Yazam Series A Stock then held in the treasury of Yazam or by any Yazam Subsidiary, and (ii) Dissenting Shares) issued and outstanding immediately prior to the Effective Time shall be converted into the right to receive Parent Warrants to purchase the number of shares of Parent Common Stock equal to 2,000,000 divided by the number of shares of Yazam Series A Stock issued and outstanding immediately prior to the Effective Time (collectively, the "Series A Stock Consideration"; together with the Series B Stock Consideration and the Series C Stock Consideration, the "Preferred Stock Consideration").

   (e) At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, the Yazam Warrant shall be converted into a warrant (the "Converted Warrant") to purchase Parent Warrants to purchase 153,221 shares of Parent Common Stock. The Converted Warrant shall have an exercise price equal to $2.74 per share.

   (f) Each share of Yazam Common Stock or Yazam Preferred Stock held in the treasury of Yazam or by any Yazam Subsidiary immediately prior to the Effective Time shall, by virtue of the Merger, be canceled and retired and cease to exist, without any conversion thereof.

   (g) The holders of certificates representing shares of Yazam Common Stock, Yazam Preferred Stock, Yazam Warrant or Yazam Options shall, as of the Effective Time, cease to have any rights as shareholders, warrant holders or option holders of Yazam, except such rights, if any, as they may have pursuant to the DGCL, and, except as aforesaid, their sole right shall be the right to receive their pro rata share of the Merger Consideration as determined and paid in the manner set forth in this Agreement.

   3.02 Yazam Closing Cash Balance Adjustment. In the event that on the Closing Date, the Yazam Closing Cash Balance is less than $25,000,000, then (i) the Series C Cash Consideration shall be adjusted downward by $0.877 for each dollar that the Yazam Closing Cash Balance is below $25,000,000, and (ii) the Series B Cash Consideration shall be adjusted downward by $0.123 for each dollar that the Yazam Closing Cash Balance is below $25,000,000.

   3.03 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Yazam Common Stock and Yazam Preferred Stock which are held by shareholders who shall have effectively dissented from the Merger and perfected their appraisal rights, if permitted by, and in accordance with, the provisions of Section 262 of the DGCL (the "Dissenting Shares"), shall not be converted into or be exchangeable for the right to receive any Merger Consideration, but the holders thereof shall be entitled to payment from the Surviving Corporation of the fair value of such shares in accordance with the provisions of Section 262 of the DGCL; provided, however, that if any such holder shall have failed to perfect such appraisal rights or shall have effectively withdrawn or lost such rights, pursuant to Section 262 of the DGCL or otherwise, his or her shares of Yazam Common Stock or Yazam Preferred Stock, as the case may be, shall thereupon be converted into and exchangeable for, at the Effective Time, their pro rata share of the aggregate Merger Consideration, without interest as applicable, as determined and paid in the manner set forth in this Agreement.

   3.04 Acquisition Co. Common Stock. At the Effective Time, each share of common stock, par value $.01 per share, of Acquisition Co. (the "Acquisition Co. Common Stock"), issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and exchangeable for one fully paid and non-assessable share of common stock, par value $0.0001 per share, of the Surviving Corporation ("Surviving Corporation Common Stock"). From and after the Effective Time, each outstanding certificate theretofore representing shares of Acquisition Co. Common Stock shall be deemed for all purposes to evidence ownership of and to represent the number of shares of Surviving Corporation Common Stock into which such shares of Acquisition Co. Common Stock shall have been converted. Promptly after the Effective Time, the Surviving Corporation shall issue to the Parent a stock certificate or certificates representing 1,00 shares of Surviving Corporation Common Stock in exchange for the certificate or certificates which formerly represented shares of Acquisition Co. Common Stock, which former shares of Acquisition Co. Common Stock shall automatically be deemed to be canceled.

   3.05 Payment for, and Distribution of, the Merger Consideration. Each record holder of Yazam Common Stock or Yazam Preferred Stock, as the case may be, immediately prior to the Effective Time shall be entitled to receive, upon surrender to the Parent of the certificates representing such shares of Yazam Common Stock or Yazam Preferred Stock, as the case may be (collectively, the "Certificates") for cancellation, their share of the Merger Consideration, subject to any required withholding of taxes, as set forth in Sections 3.01,
(b), (c), and (d) hereof. At or prior to the Effective Time, the Parent shall make available sufficient funds to make all payments as determined by Sections 3.01, (b), (c), and (d). No interest shall accrue or be paid on the cash and securities payable upon the surrender of the Certificates. Notwithstanding anything contained herein to the contrary, neither the Parent, the Surviving Corporation nor any party hereto shall be liable to a holder of shares of Yazam Common Stock or Yazam Preferred Stock for any cash or interest delivered to a public official pursuant to applicable abandoned property, escheat or similar laws. As soon as practicable after the date hereof, Yazam shall mail to each record holder of shares of Yazam Common Stock and Yazam Preferred Stock (i) a form of letter of transmittal (which shall specify that delivery will be effected, and risk of loss and title to the Certificates will pass, only upon proper delivery of the Certificates to the Parent), substantially in the form of Exhibit D hereto (the "Letter of Transmittal"), and (ii) instructions for use in effecting the surrender of the Certificates for payment.

   (b) With respect to any Certificate alleged to have been lost, stolen or destroyed, the owner or owners of such Certificate shall be entitled to the consideration set forth above upon delivery to the Parent of an affidavit of such owner or owners setting forth such allegation and an indemnity agreement to indemnify the Parent and the Surviving Corporation, on terms reasonably satisfactory to the Parent, against any claim that may be made against any of them on account of the alleged loss, theft or destruction of any such Certificate or the delivery of the payment set forth above.

   (c) If consideration is to be delivered to a Person other than the Person in whose name the Certificate surrendered in exchange therefor is registered, it shall be a condition to delivery of the consideration that the Certificate so surrendered shall be properly endorsed or otherwise in proper form for transfer and that the Person requesting such consideration shall pay any transfer or other Taxes required by reason of the payment to a Person other than the registered holder of the Certificate surrendered or establish to the satisfaction of the Parent that such Tax has been paid or is not applicable.

   (d) Until surrendered in accordance with the provisions of this Section 3.05, from and after the Effective Time, each Certificate (other than (i) Certificates representing shares of Yazam Common Stock or Yazam Preferred Stock held in the treasury by Yazam or by any Yazam Subsidiary and (ii) Dissenting Shares in respect of which appraisal rights are perfected) shall represent, for all purposes, only the right to receive the cash, Parent Warrants and/or Parent Preferred Stock pursuant to Sections 3.013.01, (b), (c), and (d) as applicable, as determined and paid in the manner set forth in this Agreement.

   (e) After the Effective Time there shall be no transfers on the stock transfer books of the Surviving Corporation of the shares of Yazam Common Stock, shares of Yazam Preferred Stock, Yazam Options or Yazam Warrant that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Parent or the Surviving Corporation, they shall be canceled and exchanged for the applicable consideration referred to in this Section 3.05.

   3.06 Adjustment to Prevent Dilution. In the event that Yazam changes the number of shares of Yazam Common Stock or Yazam Preferred Stock or securities convertible or exchangeable into or exercisable for shares of Yazam Common Stock or Yazam Preferred Stock issued and outstanding prior to the Effective Time, or the Parent changes the number of shares of Parent Common Stock outstanding, in either case, solely as a result of a reclassification, stock split (including a reverse split), stock dividend or distribution, recapitalization, merger, subdivision, issuer tender or exchange offer, or other similar transaction, the Merger Consideration shall be equitably adjusted.

                                  ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF YAZAM

   Yazam hereby represents and warrants to the Parent and Acquisition Co. as follows:

   4.01 Organization, etc. (a) Yazam is a corporation duly organized and validly existing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Yazam is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or licensed would not individually or in the aggregate have a Material Adverse Effect or materially restrict the ability of Yazam to conduct business as presently conducted by it in such jurisdiction. Each jurisdiction where Yazam is so qualified is listed on Schedule 4.01(a) hereto. Except as set forth on Schedule 4.01(b) hereto, there are no Yazam Subsidiaries and, except as set forth on Schedule 4.01(b) hereto, Yazam does not own, directly or indirectly, any capital stock of or equity interests in any Person. Yazam has heretofore delivered or made available to the Parent accurate and complete copies of the Certificate of Incorporation and By-Laws of Yazam, as amended and in effect on the date hereof. The stock certificate books and ledgers of Yazam, which have been made available to the Parent, accurately reflect, at the date hereof, the ownership of the issued and outstanding capital stock of Yazam.

   (b) Each Yazam Subsidiary is listed on Schedule 4.01(b) hereto, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own, lease and operate its properties and to carry out its business as now being conducted. Each Yazam Subsidiary is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to be so qualified or licensed would not individually or in the aggregate have a Material Adverse Effect or materially restrict the ability of such Yazam Subsidiary to conduct business as presently conducted by it in such jurisdiction. Each jurisdiction where each Yazam Subsidiary is so qualified is listed on Schedule 4.01(b) hereto. Yazam has heretofore delivered to the Parent accurate and complete copies of the Certificate of Incorporation and By-Laws or other organizational documents of each Yazam Subsidiary, as amended and in effect on the date hereof.

   (c) Except as set forth on Schedule 4.01(c) hereto, Yazam owns of record and beneficially 100% of the issued and outstanding capital stock and all other equity interests in each Yazam Subsidiary, free and clear of any Liens.

   4.02 Authorization and Binding Obligation. (a) Yazam has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Subject to the approvals referred to in Section 2.05, Yazam's execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary corporate action on the part of Yazam and this Agreement has been duly executed and delivered by Yazam. Except for the actions referred to in Sections 2.05 hereof, which actions are, or as of the Effective Time will be, in full force and effect, and the giving of notice in accordance with the provisions of Section 251 and 262 of the DGCL, no other corporate action or proceedings on the part of Yazam are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. Subject to the approvals referred to in
Section 2.05, this Agreement constitutes the valid and binding obligation of Yazam, enforceable against Yazam in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar rights of creditors generally and by general principles of equity.

   (b) The Board has authorized the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and has not withdrawn such authorization. A true and complete copy of such approvals by the Board has been delivered to the Parent.

   (c) There are no "fair price," "moratorium," "control share acquisition" or any other applicable provision of the DGCL similar thereto that is applicable to the Merger or other similar anti-takeover statute or regulation or any applicable anti-takeover provision in the Certificate of Incorporation and By-laws of Yazam.

   4.03 Capitalization. (a) The authorized Yazam Common Stock, Yazam Preferred Stock and other authorized capital stock of Yazam and each of the Yazam Subsidiaries is as set forth on Schedule 4.03 hereto. All issued and outstanding shares of Yazam Common Stock, Yazam Preferred Stock and other equity interests of Yazam and each of the Yazam Subsidiaries (other than the Yazam Options and the Yazam Warrant) are duly authorized, validly issued, fully paid, non-assessable and free of preemptive rights. Schedule 4.03 hereto sets forth the name of each Person who owns beneficially or of record any shares of capital stock and other equity interests of any Yazam Subsidiary and, in the case of each Yazam Subsidiary, the number of shares owned by each such Person.

   (b) Except as set forth on Schedule 4.03 hereto, there are not now, and at the Effective Time there will not be, any options, warrants, calls, subscriptions or other rights or other agreements or commitments of any nature whatsoever obligating Yazam or any of the Yazam Subsidiaries to issue, transfer, deliver or sell, or cause to be issued, transferred, delivered or sold, any additional shares of Yazam Common Stock or other equity interest of Yazam or any of the Yazam Subsidiaries, or any securities or obligations convertible into or exchangeable for any such Yazam Common Stock or other equity interests, or obligating Yazam or any of the Yazam Subsidiaries to grant, extend or enter into any such agreement or commitment and no authorization therefor has been given or made by Yazam or any Yazam Subsidiary (collectively, any such instrument described in this Section, "Yazam Rights"). Except for the arrangements described in Schedule 4.03 hereto, there are no contractual arrangements that obligate Yazam or any Yazam Subsidiary to (i) repurchase, redeem or otherwise acquire any of its capital stock or its other equity interests or (ii) pay any Person any consideration that is calculated with reference to the consideration to be paid to the Yazam shareholders under this Agreement. Prior to the Effective Time, all Yazam Rights set forth on
Schedule 4.03 shall have been exercised or shall have otherwise been terminated or canceled.

   4.04 Consents and Approvals; No Conflicts. Except as set forth on Schedule
4.04 hereto and the approvals referred to in Sections 2.05 and 4.02 hereof, the giving of notice in accordance with Section 251 of the DGCL and the filing and recordation of the Merger Filings as required by the DGCL, no filing with, and no permit, authorization, consent or approval of, any Governmental Authority or other third party is necessary for the consummation by Yazam of the transactions contemplated by this Agreement, except where the failure to make such filing or obtain such authorization, consent or approval would not individually or in the aggregate have a Material Adverse Effect. Subject to obtaining such approvals and making such filings, neither the execution and delivery of this Agreement by Yazam nor the consummation by Yazam of the transactions contemplated hereby, nor compliance by Yazam with any of the provisions hereof, will (i) result in any violation of any provision of the Certificate of Incorporation or By-Laws or other organizational documents of Yazam or any Yazam Subsidiary, (ii) violate any Applicable Law or (iii) except as set forth on Schedule 4.04 hereto, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default or give rise to a right of any Person to terminate, cancel or accelerate the payment or performance of any liability, obligation or commitment under, any contract to which Yazam or any of the Yazam Subsidiaries is a party, or by which any of their respective properties are bound, except, in the case of clause (iii) above, where such violation, breach, default or right of termination, cancellation or acceleration would not individually or in the aggregate have a Material Adverse Effect.

   4.05 Financial Statements. Yazam has furnished the Parent with an unaudited consolidated balance sheet of Yazam as of December 31, 2000, an unaudited consolidated income statement of Yazam as of December 31, 2000 and an unaudited consolidated statement of cash flows (on a cash basis) of Yazam for each month ended October 31, 2000, November 30, 2000 and December 31, 2000. All such financial statements are referred to herein collectively as the "Financial Statements." To the Knowledge of Yazam, the balance sheet included in the Financial Statements fairly presents, in all material respects, the financial position of Yazam and the Yazam Subsidiaries as at the date thereof, and, to the Knowledge of Yazam, the income statement and cash flows included in the Financial Statements fairly presents, in all material respects, the results of the operations and cash flows, respectively, of Yazam and the Yazam Subsidiaries for the periods indicated therein.

   4.06 Compliance with Laws. Except as set forth on Schedule 4.06 hereto, neither Yazam nor any Yazam Subsidiary is in conflict with or in violation or breach of or default under (a) any Applicable Law or (b) any provision of its organizational documents, and neither Yazam nor any Yazam Subsidiary has received any written notice alleging any such conflict, violation, breach or default, except for any such violations, breaches or defaults which would not individually or in the aggregate have a Material Adverse Effect.

   4.07 Real Property. Yazam does not own any real property. Schedule 4.07 hereto sets forth a complete list of all real property and all interests in real property leased by Yazam or the Yazam Subsidiaries (collectively, the "Leased Property"). Except as set forth on Schedule 4.07 hereto, Yazam and the Yazam Subsidiaries have good and valid leasehold interests in all Leased Property, free and clear of any Liens, except for easements, rights of way and minor and immaterial liens, charges or encumbrances that do not interfere with the use of the Leased Property in the normal conduct of the business of Yazam and the Yazam Subsidiaries and that do not materially impair the value of the Leased Property (collectively, the "Permitted Liens"). Complete and correct copies of each lease relating to the Leased Property described on Schedule 4.07 hereto have been furnished or made available to the Parent. Except as disclosed on Schedule 4.07 hereto, no damage or destruction has occurred and, to the Knowledge of Yazam, no condemnation or rezoning proceeding has been threatened or commenced with respect to any of the Leased Property that would individually or in the aggregate materially impair the continued use or operation of the Leased Property. To the Knowledge of Yazam, the Leased Property is in compliance with all Real Estate Laws, and neither Yazam nor any Yazam Subsidiary has any Knowledge of any written notice of violation or claimed violation of any Real Estate Law, in either case except where such violation or lack of compliance would not individually or in the aggregate materially restrict the ability of Yazam or any Yazam Subsidiary to conduct its business as presently conducted by it at any location. Except as disclosed on Schedule
4.07 hereto, neither Yazam nor any Yazam Subsidiary is obligated under or a party to any option, right of first refusal or other contractual right to purchase, acquire, sell or dispose of any real property or any interests in real property. Neither Yazam nor any Yazam Subsidiary is a lessor, sublessor or grantor under any lease, sublease or other instrument granting to another Person any right to the possession, lease, occupancy or enjoyment of the Leased Property, other than pursuant to any agreements listed on Schedule 4.07 hereto.

   4.08 Property. Schedule 4.08 hereto sets forth a complete list of each item of property, plant and equipment owned or leased by Yazam or any Yazam Subsidiary. Except as set forth on Schedule 4.08 hereto, Yazam and each of the Yazam Subsidiaries has good and valid title to all tangible personal property and assets which it owns, including the material tangible personal property reflected in the balance sheet included in the

Financial Statements as being owned by Yazam or such Yazam Subsidiary, as the case may be, except for such tangible personal property and assets disposed of in the ordinary course of business, consistent with past practice, having a value not in excess of $50,000.

   4.09 Intellectual Property. To the Knowledge of Yazam, except as set forth on Schedule 4.09 hereto, no registered trademarks, trade names, copyrights or patents used by Yazam or any Yazam Subsidiary infringes on any trademark or trade name in any state or country in which such trademark, trade name, copyright or patent is used by Yazam or such Yazam Subsidiary. Neither Yazam nor any Yazam Subsidiary has received written notification of infringement of any patent, copyright, trademark or trade name, or any application therefor, from any Person.

   4.10 Contracts. Schedule 4.10 hereto lists (or describes in the case of oral contracts) each contract, note, debt instrument, lease, sublease, covenant not to compete, supply agreement, guarantee, licensing agreement, partnership agreement, joint venture agreement, employment agreement, collective bargaining agreement or other agreement or commitment of any kind, whether written or oral, to which Yazam or any Yazam Subsidiary is a party or by which either of them is bound (each, a "Contract"), provided that such Schedule need not list any written or oral Contract or related written Contracts under which the aggregate payments required to be made by or to Yazam or any Yazam Subsidiary over the life of the Contract or Contracts are less than $25,000. Complete copies of every written Contract listed or referred to on Schedule 4.10 hereto have been previously made available to the Parent. Each of Yazam and the Yazam Subsidiaries has performed all material obligations required to be performed by it to date under the Contracts, and neither Yazam nor any Yazam Subsidiary has received written (or, to the Knowledge of Yazam, oral) notice that it is in material default in the performance of any of its obligations under any Contract.

   4.11 Employee Benefit Plans. (a) Schedule 4.11 hereto contains a true and complete list of each Benefit Plan maintained, administered or contributed to for the benefit of any of Yazam's or any Yazam Subsidiary's current or former employees, officers, Directors or any other independent contractors or leased employees who provide services to Yazam or any Yazam Subsidiary (collectively, the "Plans"). Yazam has made available to the Parent true and complete copies of (i) all Plans, other than those maintained outside the United States and required by Applicable Law (the "U.S. Plans"), (ii) all related trust agreements and insurance contracts forming a part of any U.S. Plans, (iii) the most recent determination letter issued in respect of each such U.S. Plan, (iv) the current summary plan descriptions with respect to such U.S. Plans for which such a description has been distributed, and (v) and all amendments to any such document.

   (b) Each of the Plans has been operated and administered in all material respects in accordance with their terms and Applicable Laws, including but not limited to ERISA and the Code, and there are no material unfunded liabilities with respect to any Plan which are not reflected on the Financial Statements. There are no pending or, to the Knowledge of Yazam, threatened material claims by or on behalf of any of the Plans or by any participant therein (other than routine claims for benefits). All contributions required to have been made by Yazam and the Yazam Subsidiaries to any Plan pursuant to Applicable Law (including, without limitation, ERISA and the Code) have been made on a timely basis.

   (c) Yazam, the Yazam Subsidiaries and any corporation, trust, partnership or other entity that would be considered as a single employer with Yazam or the Yazam Subsidiaries under Section 4001(b)(1) of ERISA or Sections 414(b), (c),
(m) or (o) of the Code (each, an "ERISA Affiliate") do not currently, and within the preceding six years have not maintained or contributed to an employee pension benefit plan (within the meaning of Section 3(2) of ERISA) subject to Title IV of ERISA, Section 412 of the Code or Section 302 of ERISA. No ERISA Affiliate has any obligation to contribute to (or any other liability with respect to) any "multi-employer plan," as defined in the Multi-employer Pension Plan Amendments Act of 1980, and no ERISA Affiliate has incurred or will incur (as a result of the transaction contemplated by this Agreement) any withdrawal liability or termination liability as a result of a complete or partial withdrawal from any multi-employer plan. No U.S. Plan, ERISA Affiliate or officer of any ERISA Affiliate with respect to any U.S. Plan which is subject to ERISA, any trusts created thereunder or any trustee or administrator thereof, has engaged in a nonexempt "prohibited transaction" (as such term defined in Section 406 of ERISA or Section 4975 of the Code) or any other breach of fiduciary responsibility that could subject any ERISA Affiliate or any officer thereof to any material tax or penalty on prohibited transactions imposed by such Section 4975 or to any material liability under Section 502(i) or 502(1) of ERISA.

   (d) With respect to any U.S. Plan that is an "employee welfare benefit plan" within the meaning of ERISA Section 3(1), (i) all such U.S. Plans are unfunded and no such U.S. Plan is funded through a "welfare benefits fund" (as such term is defined in Section 419(e) of the Code), and (ii) each such U.S. Plan may be amended or terminated in accordance with its terms without material liability to any ERISA Affiliate on or at any time after the Effective Time, except with respect to contributions, premiums or benefit claims (actual or contingent) with respect to the period from the Effective Time to such termination.

   (e) With respect to any current or former employee, officer, Director or any other independent contractor or leased employee who provides services to Yazam or a Yazam Subsidiary (for purposes of this Section 4.11, collectively "Employees"), neither Yazam nor any Yazam Subsidiary has an obligation to contribute to (or any other liability with respect to) any funded or unfunded plan or program which provides medical, health, life insurance or other welfare benefits for current or future retirees or current or future former Employees (including their dependents and spouses) except for limited continued medical benefit coverage for former Employees, their spouses and their other dependents as required to be provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"). Yazam and each Yazam Subsidiary are in material compliance in all respects with the continued medical and other welfare benefits coverage requirements of COBRA and all other Applicable Laws.

   (f) Each person classified as an independent contractor by Yazam and each Yazam Subsidiary has been reasonably classified as such based on the requirements of Applicable Law to be so classified and each such entity has fully and accurately reported the compensation of such person on IRS Forms 1099 when required to do so. All agreements to which Yazam and each Yazam Subsidiary are parties, with respect to Employees provided by any professional employer organization, employee leasing organization or other employee contracting organization, are set forth on Schedule 4.11(f) and true, complete and correct copies of all such agreements have been provided to Parent.

   Except as set forth on Schedule 4.11 hereto, the consummation of the transactions contemplated by this Agreement will not (i) entitle any employees of Yazam or any Yazam Subsidiary to severance pay, (ii) accelerate the time of payments or vesting or trigger any payment of compensation or benefits under, or increase the amount payable or trigger any other material obligation pursuant to, any Company Plan, or (iii) result in any breach or violation of, or a default under, any of the Company Plans.

   4.12 Actions Pending. Except as set forth in Schedule 4.12 hereto, there is no civil, criminal or administrative action, suit, hearing, claim, litigation, proceeding or investigation pending or, to the Knowledge of Yazam, threatened, against or affecting Yazam or any Yazam Subsidiary or the business or any of the assets of Yazam or any Yazam Subsidiary, or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken in connection with this Agreement, and there is no order, decision, ruling, injunction, judgment, award or decree or consent of or agreements with any Governmental Authority affecting Yazam or any Yazam Subsidiary or the business or assets of Yazam or any Yazam Subsidiary, or which enjoins or prohibits any action taken or to be taken in connection with this Agreement.

   4.13 Affiliate Transactions. Except as set forth on Schedule 4.13 hereto, there are no existing agreements, understandings or arrangements between Yazam or any Yazam Subsidiary, on the one hand, and any Affiliate of Yazam or any Yazam Subsidiary, on the other hand.

   4.14 Taxes.

   (a) Except as set forth on Schedule 4.14 hereto, (i) Yazam and the Yazam Subsidiaries have each (or by the Closing Date will have) duly and timely filed or caused to be filed all Tax Returns that they are required to have filed on or before the Closing Date, and all such Tax Returns are true, correct and complete in all respects; (ii) Yazam and the Yazam Subsidiaries have paid all Taxes shown (or required to be shown) on such Tax Returns, and have (or by the Closing will have) withheld and paid to the appropriate Taxing Authority, all Taxes that are required to be withheld on or before the Closing Date; (iii) no claim in writing by the IRS or any other Taxing Authority for assessment or collection of Taxes, that are or may become payable by Yazam or the Yazam Subsidiaries or chargeable as a Lien upon the assets thereof, has been received by Yazam or any Yazam Subsidiary; (iv) the taxable years of Yazam and the Yazam Subsidiaries through the taxable year ended 1995, to the extent examined, have been closed; (v) neither Yazam nor any Yazam Subsidiary has granted any extension or waiver of the limitation period applicable to any Tax or Tax Returns or agreed to any extension of time with respect to a Tax assessment or deficiency, which has continuing effect; (vi) neither Yazam nor any Yazam Subsidiary has received any notice in writing of any claim, audit, action, suit, proceeding or investigation now pending against or with respect to Yazam or any Yazam Subsidiary in respect of any Tax; (vii) there are no requests for rulings or determinations in respect of any Tax pending between Yazam or any Yazam Subsidiary, on the one hand, and any Taxing Authority on the other;
(viii) neither Yazam nor any Yazam Subsidiary has (A) been a member of an affiliated group, or (B) filed or been included in a combined, consolidated or unitary Tax Return, in each case involving group members other than Yazam and the Yazam Subsidiaries, or (C) any liability for the Taxes of any other Person;
(ix) neither Yazam nor any Yazam Subsidiary is or has been a party to any Tax allocation, Tax sharing or similar agreement or arrangement; and (x) no Liens exist on any of the assets of Yazam or any Yazam Subsidiaries that arose in connection with any failure (or alleged failure) to pay any Tax.

   (b) Yazam and the Yazam Subsidiaries have delivered to the Parent complete and accurate copies of all of the following materials that relate to periods ending after January 1, 1997: (i) all federal income Tax Returns filed by Yazam or the Yazam Subsidiaries; (ii) all examination reports relating to Taxes of Yazam or the Yazam Subsidiaries; (iii) all statements of Taxes assessed against or agreed to by Yazam or the Yazam Subsidiaries; (iv) all written rulings Yazam or the Yazam Subsidiaries have received from any Taxing Authority relating to any Tax; and (v) all written agreements Yazam or the Yazam Subsidiaries have entered into with any Taxing Authority relating to any Tax. To the extent requested by Parent, Yazam and the Yazam Subsidiaries have made available to
Parent: (i) complete and accurate copies of all Tax Returns Yazam and the Yazam Subsidiaries have filed for all periods; and (ii) complete and accurate copies of all documents described in the previous sentence without regard to the period to which they relate. Schedule 4.14 hereto contains a list of all Tax Returns filed by Yazam or any Yazam Subsidiary and the period covered by each such Tax Return.

   4.15 Brokers, Finders, etc. Except as described on Schedule 4.15, neither Yazam nor any Yazam Subsidiary has employed, or is subject to the valid claim of, any broker, finder or other financial intermediary in connection with the transactions contemplated by this Agreement or the transactions contemplated hereby, who might be entitled to a fee or commission in connection herewith.

   4.16 Labor. In the two year period prior to the date hereof, Yazam has not employed more than 100 employees who are or were (i) either working at locations in the United States, or (ii) are United States citizens working at Yazam locations outside of the United States. Except as set forth on Schedule
4.16 hereof, in the one year period prior to the Closing Date, Yazam has paid to each employee terminated by Yazam not for cause, severance in the amounts set forth in each such employee's employment agreement, if any, or severance in the amounts provided by Yazam in the ordinary course of business, consistent with past practice.

   4.17 Yazam Accredited Investors. There are no more than 30 shareholders of Yazam who are eligible to receive a portion of the Merger Consideration hereunder that are not, in each case, an "accredited investor" as defined in
Section 501(a) of Regulation D of the 1933 Act.

                                   ARTICLE V

       REPRESENTATIONS AND WARRANTIES OF THE PARENT AND ACQUISITION CO.

   The Parent and Acquisition Co., jointly and severally, represent and warrant to Yazam as follows:

   5.01 Organization and Standing. The Parent is a corporation duly organized and in good standing under the laws of the State of Delaware and has the power and authority to carry on its business as presently conducted, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on its business, assets, properties, liabilities or financial condition or its ability to timely perform its obligations hereunder or consummate the transactions contemplated hereby. Acquisition Co. is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as presently conducted, except where the failure to be so qualified would not individually or in the aggregate have a material adverse effect on its ability to timely perform its obligations hereunder or consummate the transactions contemplated hereby. Since the date of its incorporation, Acquisition Co. has not carried on any business or conducted any operations other than the execution of this Agreement, the performance of its obligations hereunder and matters ancillary thereto. Acquisition Co. has no liabilities or obligations of any nature, contingent or otherwise, other than those related to the transactions contemplated hereby. Acquisition Co. is a wholly owned subsidiary of the Parent.

   5.02 Authorization and Binding Obligation. Each of the Parent and Acquisition Co. has all necessary corporate or other power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Parent and Acquisition Co. and the consummation by the Parent and Acquisition Co. of the transactions contemplated hereby have been duly and validly authorized and approved by all necessary corporate (or other) action on the part of each of the Parent and Acquisition Co. and no other corporate action or other proceedings on the part of the Parent or Acquisition Co. is necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of the Parent and Acquisition Co. and constitutes a valid and binding obligation of the Parent and Acquisition Co., enforceable against the Parent and Acquisition Co. in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar rights of creditors generally and by general principles of equity.

   5.03 Consents and Approvals; No Conflicts. Except for filing and recordation of the Merger Filings as required by the DGCL, no filing with, and no permit, authorization, consent or approval of, any public body or authority is necessary for the consummation by the Parent or Acquisition Co. of the transactions contemplated by this Agreement, except where the failure to make such filing or obtain such permit, authorization, consent or approval, would not individually or in the aggregate have a material adverse effect on such Person's ability to timely perform its obligations hereunder or consummate the transactions contemplated hereby. Except as set forth on Schedule 5.03, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby, nor compliance by the Parent or Acquisition Co. with any of the provisions hereof will (a) result in any violation of any provision of the organizational documents of the Parent or Acquisition Co., (b) violate any Applicable Law, or (c) result in a material violation or breach of, or constitute (with or without due notice or lapse of time or both) a material default (or give rise to any right of termination, cancellation or acceleration) under, any material contract, agreement, note, bond, mortgage, indenture, license, lease, franchise, permit, Plan or other instrument or obligation to which the Parent or Acquisition Co. is a party, or by which any of them or any of their respective properties is bound, except in the case of clause (c) above, where such violation, breach, default or right of termination would not individually or in the aggregate have a material adverse effect on such Person's business, assets, properties, liabilities or financial condition or its ability to timely perform its obligations hereunder or to consummate the transactions contemplated hereby.

   5.04 Litigation. There is no claim, litigation, proceeding or investigation pending or, to the best of the Parent's or Acquisition Co.'s knowledge, threatened, which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken by the Parent or Acquisition Co. in connection with this Agreement or which would individually or in the aggregate have a material adverse effect on such Person's business, assets, properties, liabilities or financial condition or its ability timely to perform its respective obligations hereunder or to consummate the transactions contemplated hereby.

   5.05 Brokers, Finders, Etc. Neither the Parent nor Acquisition Co. has employed, or is subject to the valid claim of, any broker, finder or other financial intermediary in connection with the transactions contemplated by this Agreement, who might be entitled to a fee or commission in connection therewith.

   5.06 Capitalization of Parent. The Parent Preferred Stock and the Parent Warrants to be issued in connection with the Merger will, when issued and delivered to the respective shareholders of Yazam as a result of the Merger and pursuant to the terms of this Agreement and the Merger Filings, be duly authorized, validly issued, non-assessable and, upon receipt of consideration therefore, fully paid. The shares of Parent Common Stock to be issued as a result of the conversion of the Parent Preferred Stock and upon the exercise of such Parent Warrants will be, when issued and delivered to the respective shareholders of Yazam pursuant to the terms of such preferred stock and warrants, duly authorized, validly issued, non-assessable, and fully paid; provided, however, as of the date hereof a sufficient number of such shares shall not have been, and as of the Effective Time, a sufficient number of such shares may not be, authorized and reserved for issuance. Subject to any required approval by the Securities and Exchange Commission, the Parent shall use its best efforts to authorize and issue, as soon as practicable after the Closing Date but in any event prior to June 1, 2001, such additional number of shares of Parent Common Stock as necessary for the conversion of the Parent Preferred Stock and the exercise of the Parent Warrants issued in connection with the Merger. In the event that the authorization of such addition shares of the Parent Common Stock does not occur prior to June 1, 2001, the shareholders of Yazam who receive shares of Parent Preferred Stock pursuant to the Merger may require the Parent after such date to repurchase their shares of Parent Preferred Stock for a price per share of the average price of Parent Common Stock as reported on the "Over the Counter Market" ("OTC BB"), or such other applicable nationally recognized market quotation system, for the 20 trading days prior to the requested date of such repurchase multiplied by 1,000; provided, however, such price shall in any event not be less than $250 per share. As of the date hereof, Gregory Earls has executed and delivered to Yazam, a voting agreement whereby he shall have agreed to vote the shares of capital stock of the Parent owned, held beneficially, and/or controlled by him (as of the appropriate record date for such shareholder vote) in favor of the amendment of the Certificate of Incorporation of the Parent to increase the authorized number of shares of Parent Common Stock in order to authorize and reserve a sufficient number of shares of Parent Common Stock for issuance in connection with the conversion of the Parent Preferred Stock and the exercise of the Parent Warrants.

   5.07 Parent SEC Reports. Except for the financial statements required to be filed in connection with the Form 8K filed with the Securities Exchange Commission by USXX on April 12, 2000, April 27, 2000 and July 20, 2000, since June 1, 1999, the Parent has timely filed all registration statements, prospectuses, forms, reports and documents required to be filed by it with the Securities Exchange Commission under the 1933 Act or the 1934 Act (collectively, the "Parent SEC Reports"). The Parent SEC Reports (i) as of their respective dates, were prepared in accordance with, and complied as to form in all material respects with, the requirements of the 1933 Act or the 1934 Act, as the case may be, and the applicable rules and regulations thereunder, and (ii) did not, at the time they were filed, contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No subsidiary of Parent is subject to the periodic reporting requirements of the 1934 Act. Each of the consolidated balance sheets (including the related notes) included in the Parent SEC Reports presents fairly, in all material respects, the consolidated financial position of Parent and its subsidiaries as of its date, and each of the other related statements (including the related notes) included in the Parent SEC Reports presents fairly, in all material respects, the results of operations, cash flows and changes in shareholders' equity of Parent and its subsidiaries as of its date and for the respective periods set forth therein, all in conformity with GAAP consistently applied during the periods involved, except as otherwise noted therein and subject, in the case of the unaudited interim financial statements, to normal year-end adjustments. To the extent any such Parent SEC Reports were not timely filed, such failure is not reasonably likely to individually or in the aggregate have a material adverse effect on such the Parent's business, assets, properties, liabilities or financial condition or its ability timely to perform its respective obligations hereunder or to consummate the transactions contemplated hereby.

   5.08 Financing. As of the Closing Date, the Parent shall have funds sufficient to pay the cash portion of the Merger Consideration pursuant to the terms and conditions of this Agreement.

                                  ARTICLE VI

                                   COVENANTS

   6.01 Conduct of Business. During the period from the date hereof to the Effective Time, Yazam covenants and agrees that it shall, and shall cause the Yazam Subsidiaries to, carry on their businesses in the ordinary course of business, in substantially the same manner as heretofore conducted, and shall use its reasonable commercial efforts to preserve intact its and the Yazam Subsidiaries' present business organization, keep available the services of their respective officers and employees and preserve their relationships with customers and suppliers and others having business dealings with them, to the end that their goodwill and going business shall be maintained following the Closing. Without limiting the generality of the foregoing, except as expressly permitted by this Agreement or with the prior written consent of the Parent in its sole discretion, or as set forth on Schedule 6.01 hereto, Yazam covenants and agrees that it shall not, and it shall not permit any Yazam Subsidiary to do, or agree to do, on or after the date hereof, any of the following, at or before the Effective Time:

      (a) amend their respective certificates of incorporation or by-laws or other organizational documents;

      (b) rescind, modify, amend or otherwise change or affect any of the resolutions of the Board recommending adoption of this Agreement and authorization of the Merger;

      (c) issue, sell, transfer, assign, pledge, convey or dispose of any security or equity interest or any security convertible into or exchangeable or exercisable for any security or equity interest, including, without limitation, any subscriptions, options, warrants, calls, conversions or other rights, agreements, commitments, arrangements or understandings of any kind obligating Yazam or any Yazam Subsidiary, contingently or otherwise, to issue or sell, or cause to be issued or sold, any security or equity interest of Yazam, any Yazam Subsidiary, or any of Yazam's investment portfolio companies or any security convertible into or exchangeable or exercisable for any security or equity interest; provided, however, that Yazam may sell substantially all of the assets of, or all of the securities of, the Yazam Subsidiary named First Tuesday, Inc. (as well as any subsidiary of First Tuesday, Inc.) with the Parent's written consent, which consent shall not be unreasonably withheld or delayed;

      (d) split, combine or reclassify any shares of any class of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of any class of its capital stock, or redeem or otherwise acquire any shares of such capital stock, except as required under the agreements listed on
   Schedule 6.01(d) hereto;

      (e) write off any receivables in excess of $5,000 individually, or $20,000 in the aggregate;

      (f) sell, assign, lease or otherwise transfer or dispose of any assets in excess of $15,000 individually, or $50,000 in the aggregate;

      (g) create, incur or assume any liability, including obligations in respect of capital leases, or make or commit to make capital expenditures in excess of $25,000 each or $50,000 in the aggregate, or create, incur, assume, maintain or permit to exist any indebtedness in an aggregate amount greater than $50,000 for Yazam and the Yazam Subsidiaries combined, or assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, except for assumptions, guarantees or endorsements by Yazam of the obligations of any Yazam Subsidiary in the ordinary course of business consistent with past practice; (iii) make any loans, advances or capital contributions to, or investments in, any other Person; or (iv) create, assume or permit to exist any Lien upon their assets, except for those in existence on the date of this Agreement;

      (h) increase or modify or agree to increase or modify the compensation, bonuses or other benefits or perquisites of any employee of Yazam or any Yazam Subsidiary, or pay or commit to pay any compensation, bonus, pension or other retirement benefit or allowance, fringe benefit or other benefit not required by the terms of an existing Plan as in effect on the date hereof or suspend or terminate any employee of Yazam or any Yazam Subsidiary;

      (i) make any new elections, or make any changes to current elections, with respect to Taxes;

      (j) change its auditors or materially change its auditing or bookkeeping practices;

      (k) take or fail to take any action that would cause any of its representations and warranties not to be true and correct on the Closing Date in the manner required by Section 8.02(c) hereof;

      (l) cancel, terminate or materially amend or modify any real or material personal property leases;

      (m) cancel or materially amend or modify any agreement with any customer;
   or

      (n) enter into any new agreement with any customer.

   6.02 Third-Party Consents. Yazam covenants and agrees that it shall and shall cause each Yazam Subsidiary to use reasonable commercial efforts to obtain, prior to the Closing, the consents of third parties and Governmental Authorities set forth on Schedule 4.04 hereto.

   6.03 Compliance with DGCL; Filings; Consent Solicitation Statement. Yazam shall cooperate with, and deliver to, the Parent, such information as reasonably requested by the Parent from time to time prior to the Closing regarding each of the shareholders of Yazam who are to receive a portion of the Merger Consideration hereunder to assist the Parent in determining whether each such shareholder is an "accredited investor" as defined in Section 501(a) of Regulation D of the 1933 Act (such information to be true and correct to the Knowledge of Yazam).

   (b) As soon as practicable after the date of this Agreement, the Parent shall prepare and deliver to Yazam certain information regarding the Parent, the Parent Preferred Stock, the Parent Warrants and the Parent Common Stock, as required by applicable federal and state securities laws, to be included in a consent solicitation statement, prepared in accordance with Section 3.05 hereof, to be delivered to the shareholders of Yazam (the "Consent Solicitation Statement"). As soon as practicable after receipt thereof, Yazam shall prepare and deliver to each shareholder of Yazam the Consent Solicitation Statement, which shall include a notice (the "Notice"), in accordance with Section 251 of the DGCL, regarding (i) the execution of this Agreement, (ii) the Board's authorization of the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby; and (iii) the availability of appraisal rights under Section 262 of the DGCL. As promptly as practicable thereafter, Yazam will deliver to each holder of Yazam Common Stock, Yazam Preferred Stock and Yazam Rights, a copy of the Consent Solicitation Statement, provided that Yazam shall not circulate the Consent Solicitation Statement without the Parent's prior written consent. Yazam agrees that none of the information included or incorporated by reference in the Consent Solicitation Statement will be false or misleading with respect to any material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading; provided, that the foregoing shall not apply to information supplied by or on behalf of the Parent or Acquisition Co. specifically for inclusion or incorporation by reference in the Consent Solicitation Statement. The Parent agrees that none of the information supplied by or on behalf of the Parent or Acquisition Co. specifically for inclusion or incorporation by reference in the Consent Solicitation Statement will be false or misleading with respect to any material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements in such Consent Solicitation Statement, in light of the circumstances under which they are made, not misleading.

   (c) As promptly as practicable, each of Yazam, the Parent and Acquisition Co. shall properly prepare and file any filings required under any Applicable Law relating to the Merger and the transactions contemplated herein (collectively, the "Filings"). The Parent and Acquisition Co., on the one hand, and Yazam, on the other, shall promptly notify the other of the receipt of any comments on, or any request for amendments or supplements to, the Filings by any governmental official, and each of Yazam, the Parent and Acquisition Co. shall supply the other with copies of all correspondence between it and each of its subsidiaries and representatives, on the one hand, and any appropriate governmental official, on the other hand, with respect to the Filings.

   6.04 Additional Agreements. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use (and Yazam shall cause the Yazam Subsidiaries to use) their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement and to cooperate with one another in connection with the foregoing, including using its commercially reasonable efforts to obtain all necessary consents, approvals and authorizations as are required to be obtained under Applicable Law, to defend all lawsuits or other legal proceedings challenging this Agreement or the consummation of the transactions contemplated hereby, to cause to be lifted or rescinded any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and to effect all necessary registrations and Filings.

   6.05 Acquisition Proposals. (a) Yazam hereby covenants and agrees that for the period from the date hereof until the Effective Time, subject to the duties imposed by applicable law, neither Yazam nor any of the Yazam Subsidiaries shall take, directly or indirectly, any action to initiate, assist, solicit, receive, negotiate, encourage or accept any offer or inquiry from any Person (or authorize or permit any of their respective officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (together "Representatives")) (1) to engage in any Business Combination, (2) to reach any agreement or understanding (whether or not such agreement or understanding is absolute, revocable, contingent or conditional) for, or otherwise attempt to consummate, any Business Combination, (3) to furnish or cause to be furnished any information with respect to Yazam or any of the Yazam Subsidiaries to any Person (other than as contemplated by this Agreement) who Yazam or any such Yazam Subsidiary or Representative knows or has reason to believe is in the process of considering any Business Combination, or (4) to (i) purchase, acquire, sell or otherwise transfer any capital stock or other equity interest of such other Person, (ii) purchase or acquire all or substantially all of the assets and properties of such other Person, or (iii) invest in or enter into a joint venture, strategic partnership or other similar arrangement with such other Person. If Yazam or any such Yazam Subsidiary or Representative receives from any Person any offer, inquiry or informational request referred to above, Yazam shall promptly advise such Person, by written notice, of the terms of this section and shall promptly, orally and in writing, advise the Parent of such offer, inquiry or request and deliver a copy of the foregoing notice to the Parent.

   (b) If at any time between the date hereof and the Closing Date, Yazam, any of the Yazam Subsidiaries or Yazam Representatives is approached by any Person concerning participation by Yazam, any of the Yazam Subsidiaries or Yazam Representatives or such other Person in a transaction or transactions involving the assets or businesses of, or securities issued by, Yazam or any Yazam Subsidiary, Yazam shall promptly inform the Parent of the nature of such contact and the parties thereto.

   6.06 Public Announcements. The Parent and Yazam shall consult with one another before issuing any press release or otherwise making any public statement with respect to this Agreement or the Merger and shall not issue any such press release or make any such public statement prior to such consultation without the express consent of the Parent and Yazam, except based on the advice of counsel for Yazam or the Parent, as the case may be, as required by Applicable Law.

   6.07 Consent of the Parent. The Parent, as the sole shareholder of Acquisition Co., by executing this Agreement hereby consents to the execution, delivery and performance of this Agreement by Acquisition Co. and such consent shall be treated for all purposes as a vote duly adopted at a meeting of the shareholders of Acquisition Co. held for such purpose.

   6.08 Transfer Taxes. The Parent shall be responsible for the payment of all Transfer Taxes arising out of or in connection with or attributable to the transactions effected pursuant to this Agreement.

   6.09 Access. Upon reasonable notice, and except as may otherwise be required by Applicable Law, each of Yazam and Parent shall (and shall cause each of their Affiliates to) afford the other's officers, agents and advisors reasonable access, during normal business hours throughout the period prior to the Effective Time, to its properties, books, contracts and records and, during such period, such party shall (and shall cause its Affiliates to) furnish to the other and its agents and advisors all information concerning its business, properties and personnel as they may reasonably request. All such information shall be considered confidential and subject to Section 12.10 hereof.

   6.10 Advice Regarding Changes. Yazam shall confer on a regular basis with the Parent, report on operational matters and promptly advise the Parent orally and in writing of any change, event or circumstance having, or which could reasonably be expected to be reasonably likely to have, a Material Adverse Effect or which could materially impair (negatively or positively) Yazam or any of the Yazam Subsidiaries' financial projections, forecasts or prospects. The Parent and Yazam agree that all information obtained pursuant to this Section shall be considered confidential and shall be subject to Section 12.10 hereof.

   6.11 Notice of Prospective Breach. Each Party hereto shall immediately notify the other parties in writing upon the occurrence of any act, event, circumstance or thing that, to such party's knowledge, is reasonably likely to cause or result in a representation or warranty hereunder to be untrue at the Closing, the failure of a closing condition to be achieved at the Closing, or any other breach or violation hereof or default hereunder.

   6.12 Shareholder Letter of Transmittal. Yazam shall cooperate and use its commercially reasonable efforts to cause each shareholder of Yazam who is to receive a portion of the Merger Consideration hereunder to execute and deliver, at or prior to the Closing, the Letter of Transmittal.

   6.13 Indemnification of Directors and Officers.

   (a) After the Effective Time, any repeal or modification of Section 23 of the Bylaws of Yazam shall not adversely affect any right or protection of an officer, director, employee or agent of Yazam existing at the time of such repeal or modification.

   (b) For the shorter of (i) three years after the Effective Time, or (ii) for as long as the current directors' and officers' liability insurance policies of the Parent are in effect, the Parent shall cause to be maintained in effect policies of directors' and officers' insurance, for the benefit of those persons who are covered by Yazam's directors' and officers' liability insurance at the date of this Agreement, providing coverage with respect to such claims as covered thereby as of such date, that is at least equal to the coverage provided under Yazam's current directors' and officers' liability insurance policies, to the extent that such liability insurance can be purchased for a total of no more than an aggregate amount of $180,000; provided, however, that if such insurance cannot be so maintained at or below such cost, Parent shall maintain as much of such insurance as can so be maintained at a cost equal to 300 percent of the current annual premiums of Yazam for such insurance. The forgoing provisions shall not in any way restrict or preclude any sale, liquidation or dissolution of any subsidiary of Parent at any time after the Effective Time. The Parent agrees to pay all expenses (including fees and expenses of counsel) that may be incurred by any Indemnified Party in successfully enforcing the indemnity or other obligations under this Section
6.13. The Parent or the Surviving Corporation shall provide a copy of such directors' and officers' liability insurance policy, upon request, to any beneficiary of such policy and shall notify the beneficiaries of such policy in the event of a reduction or termination of such policy coverage in accordance with the provisions herein.

   (c) In the event the Parent or the Surviving Corporation or any of their successors or assigns (i) consolidates with or merges into any other person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person, then, and in each case, the successors and assigns of the Parent or the Surviving Corporation shall be deemed to have assumed the obligations set forth in this Section 6.13 automatically and without any further action.

   (d) The provisions of this Section 6.13 are (i) intended to be for the benefit of, and to be enforceable by, each Indemnified Party, his or her heirs and his or her representatives and (ii) in addition to, and not in substitution for, any other rights to indemnification or contribution that may such person may have by contract or otherwise.

                                  ARTICLE VII

                           RESTRICTIONS ON TRANSFER

   7.01 Restricted Shares. Yazam acknowledges that the Parent Common Stock, the Parent Preferred Stock and the Parent Warrants may not be sold, transferred or otherwise disposed of without registration under the 1933 Act and any applicable state securities laws absent an exemption therefrom, and that in the absence of an effective registration statement covering such securities or an available exemption from registration under the 1933 Act and any applicable state securities laws, the Parent Common Stock, the Parent Preferred Stock and the Parent Warrants must be held indefinitely.

   7.02 Legends. All certificates evidencing the Parent Common Stock, the Parent Preferred Stock and the Parent Warrants shall bear a legend substantially to the following effect until the same is no longer required under the 1933 Act:

       "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES OR "BLUE-SKY" LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNLESS THE ISSUER RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED."

The certificates evidencing the Parent Common Stock, the Parent Preferred Stock and the Parent Warrants shall also bear any legend required by any applicable state securities laws.

                                 ARTICLE VIII

                              CLOSING CONDITIONS

   8.01 Conditions to the Obligation of Yazam. The obligation of Yazam to effect the Merger is subject to the fulfillment at or prior to the Effective Time of the following conditions:

      (a) The Parent and Acquisition Co. shall each have performed in all material respects each of its respective obligations under this Agreement required to be performed by it on or prior to the Effective Time pursuant to the terms hereof.

      (b) The representations and warranties of Parent and Acquisition Co. set forth in this Agreement that are qualified by reference to a material adverse effect shall be true and correct, and all other representations and warranties of Parent and Acquisition Co. shall be true and correct, except for failures to be true and correct as would not, individually or in the aggregate, have a material adverse effect on each of their respective businesses, assets, properties, liabilities or financial conditions or each of their respective abilities to timely perform its obligations hereunder or consummate the transactions contemplated hereby, as of the date of this Agreement and as of the Effective Time as though made as of the Effective Time (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case it shall have been true and correct in all material respects as of such date).

      (c) Yazam shall have received a certificate, dated the Closing Date, of the President or any Vice President of Parent, to the effect that the conditions specified in paragraphs (a) and (b) of this Section 8.01 have been fulfilled.

      (d) No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any Applicable Law promulgated or enacted by any Governmental Authority shall be in effect which would be reasonably likely to (i) make the consummation of the Merger by the Parent, Acquisition Co. or Yazam illegal or (ii) otherwise prevent the consummation of the Merger.

      (e) On the Closing Date, in addition to any other documents specifically required to be delivered pursuant to this Agreement, the Parent and Acquisition Co. shall have executed and delivered or caused to be executed and delivered, in form and substance reasonably acceptable to Yazam and its counsel, such other certificates, documents, instruments and agreements as may be reasonably necessary in connection with the consummation of the transactions contemplated hereby, including but not limited to consents, all in form and substance reasonably satisfactory to Yazam and its counsel.

      (f) Yazam shall have received the opinion of Shaw Pittman, counsel to the Parent and Acquisition Co., in form and substance reasonably satisfactory to Yazam, as to the opinions set forth on Exhibit E hereto.

      (g) The registration rights agreement setting forth the respective registration rights of the holders of the Parent Preferred Stock and the Parent Warrants, substantially in the form of Exhibit F hereto (the "Registration Rights Agreement"), shall have been executed and delivered by the Parent.

      (h) The Parent shall have received written waivers from the applicable number of shareholders in order to waive the conflicts set forth on Schedule
   5.03 hereof.

   8.02 Conditions Precedent to Obligations of the Parent and Acquisition Co. The obligations of the Parent and Acquisition Co. to effect the Merger are subject to the fulfillment at or prior to the Effective Time of the following conditions:

      (a) The Merger shall have been approved and adopted as set forth in this Agreement by the requisite vote of the shareholders of Yazam entitled to vote as required by the DGCL and Yazam's Certificate of Incorporation and By-laws.

      (b) Yazam shall have performed in all material respects each of its obligations under this Agreement required to be performed by it on or prior to the Effective Time pursuant to the terms hereof.

      (c) The representations and warranties of Yazam set forth in this Agreement that are qualified by reference to a Material Adverse Effect shall be true and correct, and all other representations and warranties of Yazam shall be true and correct, except for failures to be true and correct as would not, individually or in the aggregate, have a Material Adverse Effect, as of the date of this Agreement and as of the Effective Time as though made as of the Effective Time (except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case it shall have been true and correct in all material respects as of such date).

      (d) The Parent and Acquisition Co. shall have received a certificate, dated the Closing Date, of the acting Chief Executive Officer of Yazam, to the effect that the conditions specified in paragraphs (b) and (c) of this
   Section 8.02 have been fulfilled and certifying as to the amount of the Yazam Closing Cash Balance.

      (e) No preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission nor any Applicable Law promulgated or enacted by any Governmental Authority shall be in effect which would be reasonably likely to (i) make the consummation of the Merger by the Parent, Acquisition Co. or Yazam illegal or (ii) otherwise prevent the consummation of the Merger.

      (f) Each of the executive officers and directors of Yazam shall have delivered a letter of resignation to the Parent, effective as of the Effective Time.

      (g) The Parent shall have received a Letter of Transmittal from a sufficient number of shareholders of Yazam who are to receive a portion of the Merger Consideration hereunder, for the Parent to determine that there are less than 30 of such shareholders who are not an "accredited investor" as defined in Section 501(a) of Regulation D of the 1933 Act.

      (h) The consents (or in lieu thereof waivers) listed in Schedule 4.04 (a) shall have been obtained, (b) shall be in form and substance reasonably satisfactory to Parent, (c) shall not be subject to the satisfaction of any condition that has not been satisfied or waived, and (d) shall be in full force and effect, except where the failure to obtain any such consent (or in lieu thereof waiver) could not reasonably be expected, individually or in the aggregate with other such failures, to result in a Material Adverse Effect.

      (i) On the Closing Date, in addition to any other documents specifically required to be delivered pursuant to this Agreement, Yazam or the holders of Yazam Common Stock and Yazam Preferred Stock, as the case may be, shall have executed and delivered or caused to be executed and delivered, in form and substance reasonably acceptable to Parent and its counsel, such other certificates, documents, instruments and agreements as may be reasonably necessary in connection with the consummation of the transactions contemplated hereby, including but not limited to consents, all in form and substance reasonably satisfactory to Parent and its counsel.

      (j) The Parent and Acquisition Co. shall each have received the opinion of Gibson, Dunn & Crutcher LLP, counsel to Yazam, in form and substance reasonably satisfactory to the Parent, as to the opinions set forth on Exhibit G hereto.

      (k) The Parent and Acquisition Co. shall have received from Yazam the original stock certificates representing the number of shares held by Yazam in certain portfolio companies as of the date hereof as set forth on
   Schedule 8.02(k) hereto, and the original copies of the documentation representing each such investment (or true and correct copies thereof in the event such original copies are unavailable).

      (l) The employment agreements between Yazam and each of Marc Lesnick, Ari Gorlin and Arik Kleinstein, each as amended as of February 12, 2001, shall be amended prior to the Effective Time to clarify that each such employee shall be entitled to receive one severance payment in the amount set forth in such agreement by either Yazam, the Parent or the Surviving Corporation and under no circumstances shall such individual be entitled to more than one severance payment as provided therein.

                                  ARTICLE IX

                                    CLOSING

   9.01 Time and Place. Subject to the satisfaction or waiver of all applicable conditions in Article VIII, the Closing shall take place at the offices of Gibson, Dunn & Crutcher, LLP, 200 Park Ave., 48th Floor, New York, N.Y. 10166, at 10:00 a.m., local time, on March 27, 2001, or at such other location, on such other date as Yazam and the Parent may agree.

   9.02 Filings at the Closing; Other Actions. At the Closing, the Parent and Yazam shall cause the Merger Filings to be filed and recorded in accordance with the applicable provisions of the DGCL (unless filed previously thereto), and shall take any and all other lawful actions and do any and all other lawful things necessary to cause the Merger to become effective.

                                   ARTICLE X

                             SURVIVAL OF COVENANTS

   The covenants and agreements set forth herein shall survive the Closing.

                                  ARTICLE XI

                              TERMINATION RIGHTS

   11.01 Termination. This Agreement may be terminated at any time prior to the Effective Time:

      (a) by mutual consent of the Parent and Yazam;

      (b) by the Parent and Acquisition Co., (i) if Yazam shall have materially breached any of its covenants herein or if Yazam shall have made a material misrepresentation and not cured the same within 15 days of notice of such breach or misrepresentation, or (ii) if the Merger shall not have been consummated on or before May 15, 2001; provided, however, that the right to terminate this Agreement shall not be available to the Parent or Acquisition Co. in the event that the failure to fulfill any obligation of this Agreement or satisfy any closing condition contained in Section 8.01 hereof (other than Section 8.01(d) hereof) by the Parent or Acquisition Co. has been the cause of, or resulted in, the failure of the Merger to have occurred on or before the aforesaid date;

      (c) by Yazam, (i) if either the Parent or Acquisition Co. shall have materially breached any of its covenants herein or if either the Parent or Acquisition Co. shall have made a material misrepresentation herein and not cured the same within 15 days of notice of such breach or misrepresentation, or (ii) if the Merger shall not have been consummated on or before April 5, 2001; provided, however, that the right to terminate this Agreement shall not be available to Yazam in the event that the failure to fulfill any obligation of this Agreement or satisfy any closing condition contained in
   Section 8.02 hereof (other than Section 8.02(e) hereof) by Yazam has been the cause of, or resulted in, the failure of the Merger to have occurred on or before the aforesaid date; or

      (d) by either the Parent or Yazam, if any court of competent jurisdiction or other governmental agency of competent jurisdiction shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger, and such order, decree, ruling or other action shall have become final and non-appealable.

   11.02 Procedure and Effect of Termination. In the event of termination and abandonment of the Merger by the Parent or Yazam pursuant to Section 11.01 hereof, written notice thereof shall forthwith be given to Yazam or the Parent, respectively, and this Agreement shall terminate and the Merger shall be abandoned, without further action by any of the parties hereto. If this Agreement is terminated as provided herein, no party hereto shall have any liability or further obligation to any other party to this Agreement except that any termination shall be without prejudice to the rights of any party hereto arising out of a breach by any other party of any covenant or agreement contained in this Agreement, and except that (a) the provisions of Sections 6.06, 12.10, 12.04, 12.05 and 12.07 hereof shall survive such termination, and
(b) the parties hereto shall cooperate in taking any action necessary to cancel, rescind, modify or revoke any Filings previously made.

                                  ARTICLE XII

                               OTHER PROVISIONS

   12.01 Amendment and Modification. Subject to Applicable Law, this Agreement may be amended, modified or supplemented only by mutual written agreement of the parties hereto.

   12.02 Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any party to this Agreement without the prior written consent of the other parties hereto. Any purported assignment made in contravention of the previous sentence shall be null and void.

   12.03 No Third-Party Beneficiaries. Nothing in this Agreement shall confer any rights upon any Person other than the parties hereto and their respective heirs, successors and permitted assigns.

   12.04 Entire Agreement. This Agreement and the exhibits and schedules hereto embody the entire agreement and understanding of the parties hereto, and supersede any and all prior agreements, arrangements and understandings, relating to the matters provided for herein and therein. Acquisition Co. hereby agrees that any consent or waiver of compliance given by the Parent hereunder shall be conclusively binding upon Acquisition Co., whether given expressly on its behalf or not. No party is making any representation or warranty whatsoever, express or implied, except the representations and warranties contained in this Agreement, and each party acknowledges and agrees that it has not relied on or been induced to enter into this Agreement by any representation or warranty other than those expressly set forth herein.

   12.05 Expenses. Except as otherwise provided in this Agreement, each of the Parent and Acquisition Co., on the one hand, and Yazam, on the other hand, shall be responsible for the payment of their and their Affiliates' respective expenses, including legal and accounting fees, in connection with the preparation, negotiation and closing of this Agreement and the transactions contemplated hereby.

   12.06 Headings. The headings set forth in this Agreement are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

   12.07 Choice of Law. The construction and performance of this Agreement shall be governed by the laws of the State of Delaware without regard to its principles of conflict of laws, and the state and federal courts of Delaware shall have exclusive jurisdiction over any controversy or claim arising out of or relating to this Agreement.

   12.08 Notices. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by facsimile, as follows:

      (a) If to the Parent or Acquisition Co., to it at:

          U.S. Technologies Inc.
          1130 Connecticut Ave., NW
          Suite 700
          Washington, DC 20036
          Telecopy #: (202) 466-4557

          Attention: Mr. Gregory Earls
          with a copy to:

          Shaw Pittman
          2300 N Street, NW
          Washington, D.C. 20037
          Telecopy #: (202) 663-8007

          Attention: Gregory S. Feis, Esq.

      (b) If to Yazam, to it at:

          Yazam.com Inc.
          22 Cortlandt Street, 20th Floor
          New York, NY 10007

          Telecopy #: (212) 239-7929

          Attention: Bernard Siegel
                  Acting Chief Executive Officer

          with a copy to:

          Gibson, Dunn & Crutcher LLP
          200 Park Ave., 47th Floor
          New York, NY 10166
          Telecopy #: (212) 351-6201

          Attention: Dennis J. Friedman, Esq.

or to such other Person or address as any party shall specify by notice in writing to the party entitled to notice. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received
(w) if by personal delivery on the day of such delivery, (x) if by certified or registered mail, when received, (y) if by next-day or overnight mail or delivery, on the day delivered, or (z) if by facsimile, on the day on which such facsimile was sent and electronically confirmed if during business hours where received (and if not, on the next Business Day).

   12.09 Counterparts. This Agreement may be executed in one or more counterparts and/or by facsimile, each of which will be deemed an original and all of which together will constitute one and the same instrument.

   12.10 Confidentiality. Each party hereto will hold, and will use its best efforts to cause its Affiliates, and their respective Representatives to hold, in strict confidence from any Person (other than any such Affiliate or Representative), unless (i) compelled to disclose by judicial or administrative process (including without limitation in connection with obtaining the necessary approvals of this Agreement and the transactions contemplated hereby of Governmental Authorities) or by other requirements of Applicable Law or (ii) disclosed in an action or proceeding brought by any party hereto in pursuit of its rights or in the exercise of its remedies hereunder, all documents and information concerning any party or any of their Affiliates furnished to each of them by any other party or such other party's Representatives in connection with this Agreement or the transactions contemplated hereby, except to the extent that such documents or information can be shown to have been (a) previously known by the party receiving such documents or information, (b) in the public domain (either prior to or after the furnishing of such documents or information hereunder) through no fault of such receiving party, or (c) later acquired by the receiving party from another source if the receiving party is not aware that such source is under an obligation to another party hereto to keep such documents and information confidential; provided that following the Closing the foregoing restrictions will not apply to Parent's and Acquisition Co.'s use of documents and information concerning Yazam's business furnished by Yazam hereunder. In the event the transactions contemplated hereby are not consummated, upon the request of the other party, each party hereto will, and will cause its Affiliates and their respective Representatives to, promptly (and in no event later than five Business Days after such request) redeliver or cause to be redelivered all copies of documents and information furnished by any of the other parties in connection with this Agreement or the transactions contemplated hereby and destroy or cause to be destroyed all electronic copies of the foregoing and all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon prepared by the party which furnished such documents and information or its Representatives.

            [The remainder of this page intentionally left blank.]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                          U.S. TECHNOLOGIES INC.

                                             /S/ GREGORY EARLS
                                          By: _________________________________
                                             Gregory Earls
                                             Chairman and Chief Executive
                                             Officer

                                          U.S. TECHNOLOGIES ACQUISITION CO.

                                             /S/ GREGORY EARLS
                                          By: _________________________________
                                             Gregory Earls
                                             President

                                          YAZAM.COM INC.

                                             /S/ BERNARD SIEGEL
                                          By: _________________________________
                                             Name: Bernard Siegel
                                             Title:Acting Chief Executive
                                                   Officer

                                                                   SCHEDULE 1.25

                             KNOWLEDGE INDIVIDUALS

Shlomo Kalish--Chairman of the Board
Phillip Garfinkle--former President
M. Bernard Siegel--acting CEO
Arik Kleinstein--COO, Executive VP
Julie Zuckerman--Executive VP
Marc Lesnick--Executive VP
Ephraim Rudman--VP
Sean Coleman--Managing Director, Washington DC office
Melissa Kesh--Controller

                                                                   SCHEDULE 5.03

The Charter of the Parent provides that the Company may not issue any stock of the Corporation with the same preference and priority as the Series A Convertible Preferred Stock of the Parent, and the Series B Convertible Preferred Stock of the Parent, or with a preference or priority senior to such securities without the consent of the majority of each such class of preferred shareholders.

The Amended and Restated Registration Rights Agreement among U.S. Technologies Inc., USV Partners, LLC, Northwood Capital Partners LLC, Northwood Ventures LLC, Jonathan J. Ledecky and certain other shareholders of U.S. Technologies Inc., dated April 12, 2000, provides that the Parent shall not enter into any agreement offering registration rights that are superior to the rights granted to the parties under such agreement without the prior written consent of the "Holders of a majority of the Registrable Securities" under such agreement.

                                                                       EXHIBIT C

                              MERGER CERTIFICATE

                               [to be attached]

                                                                        EXHBIT E

                           OPINIONS OF SHAW PITTMAN

   1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease, and operate its properties and assets and to carry on its businesses as now being conducted, to enter into the Transaction Documents to which it is a party, to perform its obligations thereunder, and to consummate the transactions contemplated thereby. The Company is duly qualified and in good standing to do business in all jurisdictions in which the failure to be so qualified and in good standing could reasonably be expected to have a material adverse effect on the business, properties, liabilities, assets, operations, results of operations, condition (financial or otherwise), prospects or affairs of the Company (a "Material Adverse Effect").

   2. The execution, delivery, and performance by the Company of the Transaction Documents to which each is a party and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action or other requisite action on the part of the Company. The Transaction Documents to which each is a party are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights and remedies generally, as in effect from time to time, and to general equitable principles.

   3. None of the execution, delivery, and performance of the Transaction Documents to which the Company is a party, or the consummation by the Company of the transactions contemplated thereby, will in any respect conflict with, result in any violations of, cause a default under, or give rise to any obligation or result in the loss of any material benefit under any law, statute, rule, or other such regulation of any governmental authority applicable to the Company, the Company's governing documents. Except as set forth in the Agreement, there are no consents, authorizations, orders or approvals of, or filings or registrations with, any governmental authority which are required for or in connection with the execution and delivery by the Company of the Transaction Documents or the consummation by the Company of the transactions contemplated thereby.

   4. To our knowledge, there are no legal, administrative, arbitration or other proceedings or governmental investigations pending or threatened, against the Company which seek to enjoin or rescind the transactions contemplated by the Transaction Documents or otherwise prevent the Company from complying with the terms and provisions of the Transaction Documents.

   5. All issued and outstanding shares of Series F Convertible Preferred Stock of the Company have been duly authorized, are validly issued and outstanding, are fully paid and nonassessable, and are not subject to preemptive rights. Except as disclosed in the Merger Agreement and the documents contemplated thereby, to our knowledge, there are no voting trusts, voting agreements, proxies, first refusal rights, first offer rights, co-sale rights, transfer restrictions or other agreements, instruments or understandings (whether written or oral, formal or informal) with respect to the voting, transfer or disposition of the capital stock of the Company to which the Company is a party or by which it is bound, or, to the knowledge of the Company, among or between any persons other than the Company.

   6. The Merger has been duly approved by the Company and the appropriate percentage of its shareholders and the Company has taken all actions necessary (including the filing of the Certificate of Merger) to effectuate the Merger.

                                                                       EXHIBIT G

                      OPINIONS OF GIBSON DUNN & CRUTCHER

   1. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own, lease, and operate its properties and assets and to carry on its businesses as now being conducted, to enter into the Transaction Documents to which it is a party, to perform its obligations thereunder, and to consummate the transactions contemplated thereby. The Company is duly qualified and in good standing to do business in all jurisdictions in which the failure to be so qualified and in good standing could reasonably be expected to have a material adverse effect on the business, properties, liabilities, assets, operations, results of operations, condition (financial or otherwise), prospects or affairs of the Company (a "Material Adverse Effect").

   2. The execution, delivery, and performance by the Company of the Transaction Documents to which each is a party and the consummation of the transactions contemplated thereby have been duly and validly authorized by all necessary corporate action or other requisite action on the part of the Company other than any required stockholder action which shall be taken prior to the Effective Time. The Transaction Documents to which each is a party are valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other laws affecting creditors' rights and remedies generally, as in effect from time to time, and to general equitable principles.

   3. None of the execution, delivery, and performance of the Transaction Documents to which the Company is a party, or the consummation by the Company of the transactions contemplated thereby, will in any respect conflict with, result in any violations of, cause a default under, or give rise to any obligation or result in the loss of any material benefit under any law, statute, rule, or other such regulation of any governmental authority applicable to the Company, the Company's governing documents, or the agreements set forth on Schedule 4.10 of the Merger Agreement to which the Company is a party, or by which the Company or any of their properties, assets or rights may be bound, except as set forth in the Disclosure Schedules to the Merger Agreement. Except as set forth in the Agreement, there are no consents, authorizations, orders or approvals of, or filings or registrations with, any governmental authority which are required for or in connection with the execution and delivery by the Company of the Transaction Documents or the consummation by the Company of the transactions contemplated thereby.

   4. To our knowledge, there are no legal, administrative, arbitration or other proceedings or governmental investigations pending or threatened, against the Company which seek to enjoin or rescind the transactions contemplated by the Transaction Documents or otherwise prevent the Company from complying with the terms and provisions of the Transaction Documents.

   5. After consummation of the Merger, all of the Yazam Options shall be cancelled and be of no further force and effect.

   6. All issued and outstanding shares of the capital stock of the Company have been duly authorized, are validly issued and outstanding, are fully paid and nonassessable, and are not subject to preemptive rights. Except as disclosed in the Merger Agreement, to our knowledge, there are no voting trusts, voting agreements, proxies, first refusal rights, first offer rights, co-sale rights, transfer restrictions or other agreements, instruments or understandings (whether written or oral, formal or informal) with respect to the voting, transfer or disposition of the capital stock of the Company to which the Company is a party or by which it is bound, or, to the knowledge of the Company, among or between any persons other than the Company.

   7. The Merger has been duly approved by the Company and the appropriate percentage of its shareholders and the Company has taken all actions necessary (including the filing of the Certificate of Merger) to effectuate the Merger.

                                                                      APPENDIX E

                FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

   This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER (the "Amendment") is made and entered into this 22nd day of March, 2001, by and among U.S. TECHNOLOGIES INC., a Delaware corporation (the "Parent"), U.S. TECHNOLOGIES ACQUISITION CO., a Delaware corporation and a wholly-owned subsidiary of the Parent ("Acquisition Co."), and YAZAM.COM INC., a Delaware corporation ("Yazam").

                                   RECITALS

   WHEREAS, the parties entered into that certain Agreement And Plan Of Merger, dated as of February 28, 2001 (the "Agreement"); and

   WHEREAS, the parties wish to amend the Agreement as set forth in this Amendment;

                                  AGREEMENTS

   NOW, THEREFORE, in consideration of the foregoing matters and the mutual covenants and agreements herein set forth, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

      1. Capitalized terms used but not defined in this Amendment shall have the meanings therefor which are set forth in the Agreement.

      2. Notwithstanding the restrictions on Yazam set forth in Section 6.01 or elsewhere in the Agreement, Yazam shall be permitted to, and shall, concurrently with the Closing, prepay in full the principal of, along with all interest accrued through the payoff date on, Yazam's line of credit under the Line of Credit Agreement dated as of April 17, 1999 by and between Jerusalem Global Ltd. and Yazam in the original principal amount of $500,000.00. The total amount of such payoff has been calculated and agreed upon by the parties and by the payee at US $[570,000.00].

      3. Each of the two uses of the words "June 1" in Section 5.06 of the Agreement are replaced with the words "September 1".

      4. Sections 12.01, 12.02, 12.03, 12.04, 12.07, 12.09 and 12.10 of the
   Agreement apply, mutatis mutandis, to this Amendment.

      5. Other than as and to the extent amended by this Amendment, the Agreement remains in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                          U.S. TECHNOLOGIES INC.

                                          By: /s/ GREGORY EARLS
                                             __________________________________
                                             Gregory Earls
                                             Chairman and Chief Executive
                                             Officer

                                          U.S. TECHNOLOGIES ACQUISITION CO.

                                          By: /s/ GREGORY EARLS
                                             __________________________________
                                             Gregory Earls
                                             President

                                          YAZAM.COM INC.

                                          By: /s/ BERNARD SIEGEL
                                             __________________________________
                                             Bernard Siegel
                                             Acting Chief Executive Officer

                                                                      APPENDIX F

                               VOTING AGREEMENT

   VOTING AGREEMENT (this "AGREEMENT"), dated as of February 28, 2001, by and between Yazam.com Inc., a Delaware corporation ("YAZAM"), and Gregory Earls, an individual (the "STOCKHOLDER").

   WHEREAS, Yazam has entered into an Agreement and Plan of Merger as of the date hereof (the "MERGER AGREEMENT") with U.S. Technologies Inc., a Delaware corporation ("USXX") and U.S. Technologies Acquisition Co., a Delaware corporation and wholly-owned subsidiary of USXX ("NEWCO"), pursuant to which Newco will merge with and into Yazam with Yazam surviving the merger (the "MERGER");

   WHEREAS, pursuant to the Merger, certain stockholders of Yazam will receive shares of convertible preferred stock, par value $0.02 per share, of USXX (the "PREFERRED STOCK"), as more fully described in the Merger Agreement;

   WHEREAS, USXX intends to amend its certificate of incorporation (the "CHARTER AMENDMENT") to increase the authorized number of its common stock, par value $0.02 per share (the "COMMON STOCK"), in order to authorize and reserve a sufficient number of the Common Stock for the conversion of the Preferred Stock;

   WHEREAS, the Stockholder is the largest single stockholder of USXX and controls the voting power of the number of shares of capital stock of USXX required to approve the Charter Amendment in accordance with the provisions of the Delaware General Corporation Law (the "DGCL"); and

   WHEREAS, in consideration of Yazam entering into the Merger Agreement, the Stockholder has agreed to enter into this Agreement to vote his Shares (as defined herein), in favor of the Charter Amendment.

   NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements contained herein, for other good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound, and upon the terms and subject to the conditions hereinafter set forth, the parties hereby agree as follows.

   1. Definitions. For purposes of this Agreement:

      "PERSON" shall mean an individual, corporation, association, partnership, limited liability company, joint venture, organization, business, trust or any other entity or organization, including a government or any subdivision or agency thereof.

      "PERMITTED TRANSFEREE" shall mean any person who is (A) the spouse or former spouse of, or any lineal descendent of, or any spouse of such lineal descendent of, or the grandparent, parent, brother or sister of, or spouse of such brother or sister of, either the Stockholder or of a Permitted Transferee; (B) upon the death of the Stockholder or any Permitted Transferee of the Stockholder, the executors of the estate of the Stockholder or such Permitted Transferee, and any of the Stockholder's or such Permitted Transferee's heirs, testamentary trustees, devisees or legatees; (C) any trust for the benefit of the Stockholder or any Permitted Transferees; (D) upon the disability of either the Stockholder or such Permitted Transferee, any guardian or conservator of the Stockholder or such Permitted Transferee; provided, however, that in each case such transferee assumes and agrees to perform and becomes a party to this Agreement. For purposes of this Agreement, when a Permitted Transferee has acquired Shares in accordance herewith, such person shall be deemed a "Stockholder" hereunder.

      "SHARES" shall mean the shares of capital stock of USXX and any right to acquire shares of capital stock of USXX owned by the Stockholder as of the date hereof and any shares of capital stock of USXX or rights to acquire shares of capital stock of USXX acquired by the Stockholder in any capacity after the date hereof and prior to the termination of this Agreement. In the event of a stock dividend or distribution, or any change in the capital stock of USXX by reason of any stock dividend, split-up, recapitalization, reclassification, combination, exchange of shares or the like, the term "Shares" shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed, reclassified or exchanged, and appropriate adjustments shall be made to the terms and provisions of this Agreement.

   2. Agreements.

   (a) Voting Agreement. Subject to Section 4 below, the Stockholder hereby irrevocably and unconditionally agrees to vote all of the Shares owned or controlled by him at the time of the relevant stockholder vote (or action by written consent) in any circumstances upon which his vote, consent or other approval is sought in favor of the Charter Amendment. The Stockholder represents that he owns or controls the voting rights with respect to a sufficient number of Shares necessary to approve the Charter Amendment in accordance with the DGCL and any other applicable laws.

   (b) No Inconsistent Arrangements. The Stockholder hereby covenants and agrees that with respect to the Shares owned or controlled by him, he shall not
(i) transfer (which term shall include, without limitation, any sale, gift, pledge or other disposition), or consent to any transfer of, any or all of the Shares to any Person who is not a Permitted Transferee (a "PROHIBITED TRANSFER"), (ii) enter into any contract, option or other agreement or understanding with respect to any Prohibited Transfer of any Shares, or any interest therein, (iii) deposit any Shares into a voting trust, grant any proxy, power-of-attorney or other authorization in or with respect to any Shares to any Person other than the Permitted Transferee, (iv) except for this Agreement or as permitted herein, enter into a voting agreement or arrangement with respect to any Shares, or (v) take any other action that would in any way restrict, limit or interfere with the performance of his obligations hereunder.

   (c) Actions as Director. Subject to the fiduciary duties as a director of USXX, the Stockholder agrees to recommend to the board of directors of USXX to approve and adopt the Charter Amendment, to vote in favor of the Charter Amendment as a director, to recommend the approval and adoption of the Charter Amendment to the stockholders of USXX and to use his best efforts to cause the Charter Amendment to be approved by the stockholders of USXX no later than [June 1, 2001].

   3. Representations and Warranties. (a) The Stockholder hereby represents and warrants to Yazam as follows:

      (i) Ownership of Securities. As of the date hereof, the Stockholder beneficially owns approximately 59,008,818 Shares and holds proxies or other rights to vote an additional approximately 56,055,000 Shares, the aggregate of which constitutes 71% of the outstanding capital stock of USXX as of the date hereof (the "CONTROLLED SHARES"). The Stockholder has sole voting power for all of the Controlled Shares with no contractual or ownership limitations, qualifications or restrictions on such rights that would interfere with the Stockholder's ability to perform his commitments herein, subject to applicable securities laws and the terms of this Agreement.

      (ii) Power; Binding Agreement. The Stockholder has the requisite power and authority to enter into and perform all of his obligations under this Agreement. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding agreement of the Stockholder, enforceable against the Stockholder in accordance with its terms.

   4. Termination. This Agreement and the covenants, representations and warranties and agreements contained herein or granted pursuant hereto shall terminate upon the earlier of the Merger or termination of the Merger Agreement.

   5. Miscellaneous.

   (a) Specific Performance. The Stockholder recognizes and agrees that if, for any reason, any of the provisions of this Agreement are not performed by him in accordance with its specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused to Yazam for which money damages would not be an adequate remedy. Accordingly, the Stockholder agrees that, in addition to any other available remedies, Yazam shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement without the necessity of Yazam posting a bond or other form of security. In the event that any action should be brought in equity to enforce the provisions of this Agreement, the Stockholder will not allege, and hereby waives the defense, that there is an adequate remedy at law.

   (b) Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. Without limiting the foregoing, with respect to any provision of this Agreement, if it is determined by a court of competent jurisdiction to be excessive as to duration or scope, it is the parties' intention that such provision nevertheless be enforced to the fullest extent that it may be enforced.

   (c) GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES, CONTROVERSIES OR CLAIMS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR A BREACH THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

   (d) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all written and oral prior agreements and understandings, and all contemporaneous oral agreements and understandings, among the parties or any of them with respect to the subject matter hereof.

   (e) Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed by both parties hereto.

   (f) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

          [The rest of this page has intentionally been left blank.].

   IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                          YAZAM.COM INC.

                                          By: /s/ BERNARD SIEGEL
                                             __________________________________
                                             Name: Bernard Siegel

                                          C. GREGORY EARLS

                                              /s/ GREGORY EARLS
                                             __________________________________

 PROXY                                                                    PROXY
                   THIS PROXY IS SOLICITED ON BEHALF OF THE
                 BOARD OF DIRECTORS OF U.S. TECHNOLOGIES INC.

    The undersigned, having received the Notice of the Annual Meeting of Stockholders and Proxy Statement of U.S. Technologies Inc. (the "Company"), dated August 17, 2001, hereby appoints C. Gregory Earls and Allyson Holland, or either of them, with power of substitution in each, proxies of the undersigned, to vote the shares of the common stock of the Company owned by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the RCC Conference Room, 1616 P Street, N.W., 7th Floor, Washington, DC 20036, on August 30, 2001 at 10:00 A.M. Eastern Standard Time and at any adjournments(s) thereof, with all powers the undersigned would possess if personally present at said meeting with full power of substitution or revocation. The following purposes for which this proxy may be exercised are set forth in the Notice of the Annual Meeting of Stockholders and are more fully set forth in the Proxy Statement.

1. To amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of [_] FOR
 Common Stock to 500,000,000.

2. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference [_] FOR that may be conferred on the preferred stock of the Company upon liquidation.

3. To approve and adopt the 1999 Stock Option Plan, as amended.                                                [_] FOR

4. To elect ten members to the Company's Board of Directors.

1. To amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of [_] AGAINST
 Common Stock to 500,000,000.

2. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference [_] AGAINST that may be conferred on the preferred stock of the Company upon liquidation.

3. To approve and adopt the 1999 Stock Option Plan, as amended.                                                [_] AGAINST

4. To elect ten members to the Company's Board of Directors.

1. To amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of [_] ABSTAIN
 Common Stock to 500,000,000.

2. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference [_] ABSTAIN that may be conferred on the preferred stock of the Company upon liquidation.

3. To approve and adopt the 1999 Stock Option Plan, as amended.                                                [_] ABSTAIN

4. To elect ten members to the Company's Board of Directors.

   [_] FOR all nominees listed below (except as marked to the contrary below).

   [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

 INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

Gregory Earls      Beth Dozoretz         Carl J. "Rick" Rickertsen
Harold T. Wilson       William H. Webster      George J. Mitchell
Peter G. Schiff           James V. Warren      Arthur J. Maxwell Eric D. Becker

    The undersigned ratifies and confirms all that said proxy may do by virtue hereof. The proxy is authorized to vote in his discretion with respect to matters not known or determined at the date of the Proxy Statement. Said proxy shall be present and acting at the meeting and shall have and may exercise all of the powers of proxy hereunder.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE IN REGARD TO THE PROPOSALS NUMBERED 1 THROUGH 5. IN THE ABSENCE OF A SPECIFICATION THIS PROXY WILL BE VOTED FOR THE PROPOSALS NUMBERED 1 THROUGH 4.

                                                          Date___________, 2001

                                                          _____________________
                                                          Signature

                                                          _____________________
                                                          Signature

Stockholders should sign here exactly as the name or names are printed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Joint owners should each sign personally.

                                   IMPORTANT
         PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

                   PROXY  THIS PROXY IS SOLICITED ON   PROXY
                            BEHALF OF THE BOARD OF
                               DIRECTORS OF U.S.
                               TECHNOLOGIES INC.


     The undersigned, having received the Notice of the Annual Meeting of Stockholders and Proxy Statement of U.S. Technologies Inc. (the "Company"), dated August 17, 2001, hereby appoints Gregory Earls and Allyson Holland, or either of them, with power of substitution in each, proxies of the undersigned, to vote the shares of the Series A Preferred Stock of the Company owned by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the RCC Conference Room, 1616 P Street, N.W., 7th Floor, Washington, DC 20036, on August 30, 2001 at 10:00 A.M. Eastern Standard Time and at any adjournment(s) thereof, with all powers the undersigned would possess if personally present at said meeting with full power of substitution or revocation. The following purposes for which this proxy may be exercised are set forth in the Notice of the Annual Meeting of Stockholders and are more fully set forth in the Proxy Statement.

1. To amend the Company's Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock to 500,000,000.

                    [_] FOR [_] AGAINST [_] ABSTAIN

2. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference that may be conferred on the preferred stock of the Company upon liquidation.

                    [_] FOR [_] AGAINST [_] ABSTAIN

3. To approve and adopt the 1999 Stock Option Plan, as amended

                    [_] FOR [_] AGAINST [_] ABSTAIN

4. To elect the ten members to the Company's Board of Directors
  [_] For all nominees listed below (except as marked to the contrary below).
  [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

   Instruction: To withhold authority to vote for any individual nominee, strike a line throughthe nominee's name in the list below.

  Gregory Earls       Beth Dozoretz      Carl J. "Rick" Rickertsen
  Harold T. Wilson       William H. Webster       George J. Mitchell
  Peter G. Schiff      James V. Warren      Arthur J. Maxwell    Eric D. Becker


     The undersigned ratifies and confirms all that said proxy may do by virtue hereof. The proxy is authorized to vote in his discretion with respect to matters not known or determined at the date of the Proxy Statement. Said proxy shall be present and acting at the meeting and shall have and may exercise all of the powers of proxy hereunder.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE IN REGARD TO THE PROPOSALS NUMBERED 1 THROUGH 4. IN THE ABSENCE OF A SPECIFICATION THIS PROXY WILL BE VOTED FOR THE PROPOSALS NUMBERED 1 THROUGH 4.


                                                          Date __________, 2001


                                                          _____________________
                                                          Signature

                                                          _____________________
                                                          Signature


     Stockholders should sign here exactly as the name or names are printed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Joint owners should each sign personally.

                                   IMPORTANT

     PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

               PROXY                                        PROXY
                   THIS PROXY IS SOLICITED ON BEHALF OF THE
               BOARD OF DIRECTORS OF U.S. TECHNOLOGIES INC.


     The undersigned, having received the Notice of the Annual Meeting of Stockholders and Proxy Statement of U.S. Technologies Inc. (the "Company"), dated August 17, 2001, hereby appoints Gregory Earls and Allyson Holland, or either of them, with power of substitution in each, proxies of the undersigned, to vote the shares of the Series B Preferred Stock of the Company owned by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the RCC Conference Room, 1616 P Street, N.W., 7th Floor, Washington, DC 20036, on August 30, 2001 at 10:00 A.M. Eastern Standard Time and at any adjournments(s) thereof, with all powers the undersigned would possess if personally present at said meeting with full power of substitution or revocation. The following purposes for which this proxy may be exercised are set forth in the Notice of the Annual Meeting of Stockholders and are more fully set forth in the Proxy Statement.


1. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference that may be conferred on the preferred stock of
   the Company upon liquidation.   [_] FOR

2. To approve and adopt the 1999 Stock Option Plan, as amended   [_] FOR


1. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference that may be conferred on the preferred stock of
   the Company upon liquidation.   [_] AGAINST

2. To approve and adopt the 1999 Stock Option Plan, as amended   [_] AGAINST


1. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference that may be conferred on the preferred stock of
   the Company upon liquidation.   [_] ABSTAIN

2. To approve and adopt the 1999 Stock Option Plan, as amended    [_] ABSTAIN

3. To elect the ten members to the Company's Board of Directors
   [_] For all nominees listed below (except as marked to the contrary below).
   [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

   Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

  Gregory Earls        Beth Dozoretz      Carl J. "Rick" Rickertsen
Harold T. Wilson        William H. Webster        George J. Mitchell
Peter G. Schiff      James V. Warren      Arthur J. Maxwell      Eric D. Becker

     The undersigned ratifies and confirms all that said proxy may do by virtue hereof. The proxy is authorized to vote in his discretion with respect to matters not known or determined at the date of the Proxy Statement. Said proxy shall be present and acting at the meeting and shall have and may exercise all of the powers of proxy hereunder.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE IN REGARD TO THE PROPOSALS NUMBERED 1 THROUGH 3. IN THE ABSENCE OF A SPECIFICATION THIS PROXY WILL BE VOTED FOR THE PROPOSALS NUMBERED 1 THROUGH 3.

                                                          Date _________ , 2001


                                                          _____________________
                                                          Signature

                                                          _____________________
                                                          Signature

     Stockholders should sign here exactly as the name or names are printed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Joint owners should each sign personally.

                                   IMPORTANT

     PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

PROXY                                            PROXY
      THIS PROXY IS SOLICITED ON BEHALF OF THE
    BOARD OF DIRECTORS OF U.S. TECHNOLOGIES INC.

     The undersigned, having received the Notice of the Annual Meeting of Stockholders and Proxy Statement of U.S. Technologies Inc. (the "Company"), dated August 17, 2001, hereby appoints Gregory Earls and Allyson Holland, or either of them, with power of substitution in each, proxies of the undersigned, to vote the shares of the Series C Preferred Stock of the Company owned by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the RCC Conference Room, 1616 P Street, N.W., 7th Floor, Washington, DC 20036, on August 30, 2001 at 10:00 A.M. Eastern Standard Time and at any adjournment(s) thereof, with all powers the undersigned would possess if personally present at said meeting with full power of substitution or revocation. The following purposes for which this proxy may be exercised are set forth in the Notice of the Annual Meeting of Stockholders and are more fully set forth in the Proxy Statement.

1. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference that may be conferred on the preferred stock of
   the Company upon liquidation.                                                                [_] FOR [_] AGAINST [_] ABSTAIN
2. To approve and adopt the 1999 Stock Option Plan, as amended                                  [_] FOR [_] AGAINST [_] ABSTAIN
3. To elect the ten members to the Company's Board of Directors
  [_] For all nominees listed below (except as marked to the contrary below).     [_] WITHHOLD AUTHORITY to vote for all nominees
                                                                                      listed below.

   Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

  Gregory Earls     Beth Dozoretz  Carl J. "Rick" Rickertsen Harold T. Wilson  William H. Webster
George J. Mitchell Peter G. Schiff      James V. Warren      Arthur J. Maxwell   Eric D. Becker

     The undersigned ratifies and confirms all that said proxy may do by virtue hereof. The proxy is authorized to vote in his discretion with respect to matters not known or determined at the date of the Proxy Statement. Said proxy shall be present and acting at the meeting and shall have and may exercise all of the powers of proxy hereunder.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE IN REGARD TO THE PROPOSALS NUMBERED 1 THROUGH 3. IN THE ABSENCE OF A SPECIFICATION THIS PROXY WILL BE VOTED FOR THE PROPOSALS NUMBERED 1 THROUGH 3.

                                                          Date _________ , 2001

                                                          _____________________
                                                          Signature

                                                          _____________________
                                                          Signature

     Stockholders should sign here exactly as the name or names are printed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Joint owners should each sign personally.

                                   IMPORTANT

     PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

          PROXY       THIS PROXY IS SOLICITED ON BEHALF OF THE   PROXY
                    BOARD OF DIRECTORS OF U.S. TECHNOLOGIES INC.

     The undersigned, having received the Notice of the Annual Meeting of Stockholders and Proxy Statement of U.S. Technologies Inc. (the "Company"), dated August 17, 2001, hereby appoints Gregory Earls and Allyson Holland, or either of them, with power of substitution in each, proxies of the undersigned, to vote the shares of the Series D Preferred Stock of the Company owned by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the RCC Conference Room, 1616 P Street, N.W., 7th Floor, Washington, DC 20036, on August 30, 2001 at 10:00 A.M. Eastern Standard Time and at any adjournment(s) thereof, with all powers the undersigned would possess if personally present at said meeting with full power of substitution or revocation. The following purposes for which this proxy may be exercised are set forth in the Notice of the Annual Meeting of Stockholders and are more fully set forth in the Proxy Statement.

1. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference that may be conferred on the preferred stock of
   the Company upon liquidation.                                                              [_] FOR [_] AGAINST [_] ABSTAIN
2. To approve and adopt the 1999 Stock Option Plan, as amended                                [_] FOR [_] AGAINST [_] ABSTAIN
3. To elect the ten members to the Company's Board of Directors
  [_] For all nominees listed below (except as marked to the contrary below).  [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

   Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

  Gregory Earls     Beth Dozoretz  Carl J. "Rick" Rickertsen Harold T. Wilson  William H. Webster
George J. Mitchell Peter G. Schiff      James V. Warren      Arthur J. Maxwell   Eric D. Becker

     The undersigned ratifies and confirms all that said proxy may do by virtue hereof. The proxy is authorized to vote in his discretion with respect to matters not known or determined at the date of the Proxy Statement. Said proxy shall be present and acting at the meeting and shall have and may exercise all of the powers of proxy hereunder.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE IN REGARD TO THE PROPOSALS NUMBERED 1 THROUGH 3. IN THE ABSENCE OF A SPECIFICATION THIS PROXY WILL BE VOTED FOR THE PROPOSALS NUMBERED 1 THROUGH 3.


                                                          Date __________, 2001


                                                          _____________________
                                                          Signature

                                                          _____________________
                                                          Signature


     Stockholders should sign here exactly as the name or names are printed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Joint owners should each sign personally.

                                   IMPORTANT

     PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

          PROXY      THIS PROXY IS SOLICITED ON BEHALF OF THE    PROXY
                    BOARD OF DIRECTORS OF U.S. TECHNOLOGIES INC.

     The undersigned, having received the Notice of the Annual Meeting of Stockholders and Proxy Statement of U.S. Technologies Inc. (the "Company"), dated August 17, 2001, hereby appoints Gregory Earls and Allyson Holland, or either of them, with power of substitution in each, proxies of the undersigned, to vote the shares of the Series F Preferred Stock of the Company owned by the undersigned, at the Annual Meeting of Stockholders of the Company to be held at the RCC Conference Room, 1616 P Street, N.W., 7th Floor, Washington, DC 20036, on August 30, 2001 at 10:00 A.M. Eastern Standard Time and at any adjournment(s) thereof, with all powers the undersigned would possess if personally present at said meeting with full power of substitution or revocation. The following purposes for which this proxy may be exercised are set forth in the Notice of the Annual Meeting of Stockholders and are more fully set forth in the Proxy Statement.

1. To amend the Company's Restated Certificate of Incorporation to eliminate the restriction on the preference that may be conferred on the preferred
   stock of the Company upon liquidation.                                                 [_] FOR [_] AGAINST [_] ABSTAIN
2. To approve and adopt the 1999 Stock Option Plan, as amended                            [_] FOR [_] AGAINST [_] ABSTAIN
3. To elect the ten members to the Company's Board of Directors.
  [_] For all nominees listed below (except as marked to the contrary below).  [_] WITHHOLD AUTHORITY to vote for all nominees listed below.

   Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

  Gregory Earls     Beth Dozoretz  Carl J. "Rick" Rickertsen Harold T. Wilson  William H. Webster
George J. Mitchell Peter G. Schiff      James V. Warren      Arthur J. Maxwell   Eric D. Becker

     The undersigned ratifies and confirms all that said proxy may do by virtue hereof. The proxy is authorized to vote in his discretion with respect to matters not known or determined at the date of the Proxy Statement. Said proxy shall be present and acting at the meeting and shall have and may exercise all of the powers of proxy hereunder.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ABOVE IN REGARD TO THE PROPOSALS NUMBERED 1 THROUGH 3. IN THE ABSENCE OF A SPECIFICATION THIS PROXY WILL BE VOTED FOR THE PROPOSALS NUMBERED 1 THROUGH 3.

                                                          Date _________ , 2001

                                                          _____________________
                                                          Signature

                                                          _____________________
                                                          Signature

     Stockholders should sign here exactly as the name or names are printed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Joint owners should each sign personally.

                                   IMPORTANT

     PLEASE DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


                                      2